UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-09

ITEM 1. REPORTS TO STOCKHOLDERS.
Provided under separate cover.

Semiannual Report
September 30, 2009

American Century Investments

Prime Money Market Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Prime Money Market

Performance	3
Yields	4
Weighted Average Maturity/Life	5
Portfolio Composition by Credit Rating	5
Portfolio Composition by Maturity	5

Shareholder Fee Example	6

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21

Other Information

Approval of Management Agreement	25
Additional Information	30
Index Definitions	31

The opinions expressed in the Market Perspective reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Short-Term Rates Remained Low

The six months ended September 30, 2009, witnessed a remarkable rebound by U.S. financial markets as the credit crisis eased and the economy showed signs of stabilizing. Government stimulus boosted consumer spending, home prices steadied, and liquidity returned to credit markets. However, the unemployment rate rose to 9.8% in September, raising prospects of a weak, “jobless” recovery. To boost growth, the Federal Reserve continued to hold its short-term rate target at 0%–0.25%, and said it would keep rates low for the foreseeable future, a key issue for money market funds.

Use of WAL Anticipates Money Fund Changes

Another key issue is a set of proposed government regulations and related disclosure changes designed to strengthen money funds and improve their transparency. At American Century Investments, we are committed to helping investors understand and make informed decisions about their financial holdings. As part of this commitment, and in alignment with proposed changes, we have added Weighted Average Life (WAL) to accompany the Weighted Average Maturity (WAM) data we provide in our money fund reports. WAL, like WAM, measures potential interest rate and credit risk exposure.

However, WAM alone may understate risk exposure in portfolios that own variable- and floating-rate securities (floaters) with interest-rate reset dates. For WAL calculation purposes, a one-year floater with a 30-day interest-rate reset feature would have a 365-day remaining life (until maturity). For WAM calculation purposes, this floater would have a remaining life of just 30 days (until the next reset). WAL illustrates better than WAM the continued exposure investors have to this floater until maturity. If no floaters are present, the WAL and WAM become similar.

Providing WAL is one of three enhancements that American Century Investments has implemented prior to the expected new government regulations. The others are: 1) posting money fund portfolio holdings on a monthly basis on our website, americancentury.com, and 2) restricting our money fund WAMs to 75 days or less. We support the spirit and intent of the proposed regulations and will comply fully with the final policies when they are announced.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2009*
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	0.09%	High-Yield Cash-Pay (corporate)	37.81%
2-Year Note	0.73%	Credit (investment-grade corporate)	16.39%
10-Year Note	–3.82%	Broad Investment-Grade (multi-sector)	4.80%
30-Year Bond	–6.62%	Inflation-Linked Securities	3.47%
		Mortgage (mortgage-backed)	2.89%
		Agency	1.51%
*Total returns for periods less than one year are not annualized.		Treasury	-1.03%

2

Performance

Prime Money Market

Total Returns as of September 30, 2009
Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	0.19%	1.16%(2)	3.17%(2)	2.94%	3.71%	11/17/93
90-Day U.S. Treasury
Bill Index(3)	0.08%	0.21%	2.82%	2.83%	3.60%(4)	—
Lipper Money Market
Instrument Funds
Average Return(3)	0.05%	0.50%	2.72%	2.59%	3.49%(4)	—
Investor Class’s Lipper Ranking
among Money Market
Instrument Funds(3)	16 of 302	7 of 294	22 of 259	32 of 197	24 of 105(4)	—
A Class						8/28/98
No sales charge*	0.10%(2)	0.94%(2)	2.92%(2)	2.69%	2.86%
With sales charge*	-0.90%(2)	0.94%(2)	2.92%(2)	2.69%	2.86%
B Class						1/31/03
No sales charge*	0.01%(2)	0.48%(2)	2.21%(2)	—	1.71%(2)
With sales charge*	-4.99%(2)	-3.52%(2)	2.03%(2)	—	1.71%(2)
C Class						5/7/02
No sales charge*	0.01%(2)	0.60%(2)	2.44%(2)	—	1.73%(2)
With sales charge*	-0.99%(2)	0.60%(2)	2.44%(2)	—	1.73%(2)

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees or its distribution and/or service fees, as applicable.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Since 11/30/93, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Prime Money Market

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.61%	0.86%	1.61%	1.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Yields as of September 30, 2009
7-Day Current Yield		After Waiver(1)	Before Waiver
Investor Class		0.06%	-0.01%
A Class		0.01%(2)	-0.26%
B Class		0.01%(2)	-1.00%
C Class		0.01%(2)	-0.75%

7-Day Effective Yield(1)
Investor Class		0.06%
A Class		0.01%(2)
B Class		0.01%(2)
C Class		0.01%(2)
(1)	The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.
(2)	The distributor voluntarily waived a portion of its distribution and/or service fees. Without such waiver, the 7-day yields would have been lower.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Prime Money Market

Weighted Average Maturity/Life
	9/30/09	3/31/09
Weighted Average Maturity	62 days	65 days
Weighted Average Life	80 days	N/A

Portfolio Composition by Credit Rating
	% of	% of
	fund investments	fund investments
	as of 9/30/09	as of 3/31/09
A-1+	79%	82%
A-1	21%	18%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources. The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Portfolio Composition by Maturity
	% of	% of
	fund investments	fund investments
	as of 9/30/09	as of 3/31/09
1-30 days	49%	46%
31-90 days	30%	30%
91-180 days	11%	15%
More than 180 days	10%	9%

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or Amer-ican Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	4/1/09	9/30/09	4/1/09 - 9/30/09	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,001.90	$2.81	0.56%
Investor Class (before waiver)	$1,000	$1,001.90(3)	$3.06	0.61%
A Class (after waiver)(2)(4)	$1,000	$1,001.00	$3.81	0.76%
A Class (before waiver)	$1,000	$1,001.00(3)	$4.31	0.86%
B Class (after waiver)(2)(4)	$1,000	$1,000.10	$4.81	0.96%
B Class (before waiver)	$1,000	$1,000.10(3)	$8.07	1.61%
C Class (after waiver)(2)(4)	$1,000	$1,000.10	$4.81	0.96%
C Class (before waiver)	$1,000	$1,000.10(3)	$6.82	1.36%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,022.26	$2.84	0.56%
Investor Class (before waiver)	$1,000	$1,022.01	$3.09	0.61%
A Class (after waiver)(2)(4)	$1,000	$1,021.26	$3.85	0.76%
A Class (before waiver)	$1,000	$1,020.76	$4.36	0.86%
B Class (after waiver)(2)(4)	$1,000	$1,020.26	$4.86	0.96%
B Class (before waiver)	$1,000	$1,017.00	$8.14	1.61%
C Class (after waiver)(2)(4)	$1,000	$1,020.26	$4.86	0.96%
C Class (before waiver)	$1,000	$1,018.25	$6.88	1.36%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended September 30, 2009, the fund received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.
(4)	During the six months ended September 30, 2009, the distributor voluntarily waived a portion of its distribution and/or service fees.

7

Schedule of Investments
Prime Money Market

SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
Commercial Paper(1) — 47.8%			Govco LLC,
			0.75%, 12/16/09(2)	$10,000,000	$ 9,984,167
Amsterdam Funding Corp.,			Govco LLC,
0.25%, 10/2/09(2)	$10,000,000	$ 9,999,931
			0.80%, 12/21/09(2)	2,900,000	2,894,780
Austin Texas,			Govco LLC,
0.65%, 12/3/09	19,146,000	19,124,221	0.43%, 12/22/09(2)	59,100,000	59,042,853
Austin Texas,			Honeywell International, Inc.,
0.65%, 12/11/09	1,740,000	1,737,769	0.96%, 12/11/09(2)	25,000,000	24,953,160
Australia & New Zealand			Legacy Capital LLC,
Banking Group Ltd.,			0.43%, 10/8/09(2)	34,000,000	33,997,161
0.21%, 11/6/09(2)	70,000,000	69,985,300
Bank of Nova Scotia,			Legacy Capital LLC,
			0.41%, 10/9/09(2)	20,200,000	20,198,141
0.18%, 10/1/09	19,000,000	19,000,000
BASF SE, 0.31%,			Legacy Capital LLC,
			0.45%, 10/22/09(2)	17,600,000	17,595,380
11/23/09(2)	55,993,000	55,967,357
BNP Paribas Finance, Inc.,			Legacy Capital LLC,
			0.50%, 11/6/09(2)	24,000,000	23,988,000
0.23%, 10/26/09	8,000,000	7,998,722
Catholic Health Initiatives,			Lexington Parker Capital,
			0.45%, 10/8/09(2)	20,000,000	19,998,250
0.70%, 11/12/09	30,000,000	30,000,000
Catholic Health Initiatives,			Lexington Parker Capital,
			0.45%, 10/9/09(2)	30,000,000	29,997,000
0.95%, 2/4/10	55,663,000	55,663,000
Chariot Funding LLC,			Lexington Parker Capital,
			0.40%, 10/23/09(2)	37,000,000	36,990,956
0.20%, 11/13/09(2)	17,000,000	16,995,939
Chariot Funding LLC,			Lexington Parker Capital,
			0.45%, 11/10/09(2)	8,000,000	7,996,000
0.22%, 12/14/09(2)	22,007,000	21,997,048
			Oakland-Alameda County,
Charta LLC,			0.30%, 10/2/09	37,855,000	37,855,031
0.23%, 11/2/09(2)	65,000,000	64,986,711
			Oakland-Alameda County,
Chicago Midway Airport,			0.38%, 10/20/09	7,100,000	7,100,000
0.45%, 1/6/10	4,275,000	4,275,000
Citibank Credit Card			Pfizer, Inc.,
			0.32%, 12/1/09(2)	33,000,000	32,982,107
Issuance Trust,
0.31%, 10/5/09(2)	26,000,000	25,999,113	Pfizer, Inc.,
			0.46%, 2/26/10(2)	62,000,000	61,882,751
Citibank Credit Card
Issuance Trust,			Providence Health &
0.23%, 10/15/09(2)	10,000,000	9,999,106	Services, 1.15%, 12/4/09	30,000,000	30,000,000
Citibank Credit Card			Providence Health &
Issuance Trust,			Services, 1.00%, 12/7/09	7,000,000	7,000,000
0.27%, 11/13/09(2)	13,000,000	12,995,808	Regents of University of
CRC Funding LLC,			California, 0.30%, 10/8/09	12,500,000	12,499,271
0.30%, 10/6/09(2)	40,000,000	39,998,333	Salvation Army (The),
Crown Point Capital Co. LLC,			0.32%, 10/8/09	42,900,000	42,900,000
0.42%, 10/1/09(2)	60,000,000	60,000,000	Salvation Army (The),
Crown Point Capital Co. LLC,			0.32%, 10/21/09	28,000,000	28,000,000
0.45%, 10/26/09(2)	15,000,000	14,995,313	St. Joseph County,
Falcon Asset Securitization			0.30%, 10/30/09	6,314,000	6,312,474
Co. LLC, 0.19%, 10/23/09(2)	24,000,000	23,997,213	Swedbank AB,
Govco LLC,			0.57%, 11/16/09(2)	26,000,000	25,981,063
0.78%, 12/11/09(2)	40,000,000	39,938,467	Swedbank AB,
			0.53%, 12/2/09(2)	25,000,000	24,977,181

8

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Toyota Credit Canada, Inc.,			U.S. GOVERNMENT AGENCY
0.32%, 10/23/09	$28,000,000	$ 27,994,524	DISCOUNT NOTES(1) — 5.2%
Toyota Credit Canada, Inc.,			FHLB Discount Notes,
0.29%, 10/30/09	32,000,000	31,992,524	0.60%, 10/19/09	$50,000,000	$ 49,985,000
Toyota Motor Credit Corp.,			FHLB Discount Notes,
0.35%, 10/5/09	28,400,000	28,398,896	0.15%, 11/12/09	45,000,000	44,992,125
Yale University,			FHLB Discount Notes,
0.45%, 11/17/09	25,000,000	24,985,312	0.70%, 1/13/10	55,000,000	54,888,778
Yorktown Capital LLC,					149,865,903
0.23%, 11/18/09(2)	50,000,000	49,984,667	GOVERNMENT-BACKED CORPORATE BONDS(3) — 1.4%
TOTAL COMMERCIAL PAPER		1,374,136,000	Bank of America N.A., VRN,
			0.33%, 12/14/09, resets
U.S. Government Agency Securities			quarterly off the 3-month
and Equivalents — 27.9%			LIBOR plus 0.03% with
FIXED-RATE U.S. GOVERNMENT			no caps	40,000,000	40,000,000
AGENCY SECURITIES — 13.4%			TOTAL U.S. GOVERNMENT AGENCY
FFCB, 0.95%, 3/2/10	5,000,000	4,999,149	SECURITIES AND EQUIVALENTS		803,080,813

FHLB, 5.00%, 10/2/09	2,050,000	2,050,165	Municipal Securities — 17.8%
FHLB, 4.25%, 11/20/09	2,140,000	2,147,622	ABAG Finance Auth. for
FHLB, 3.125%, 12/11/09	3,075,000	3,083,627	Nonprofit Corps. Rev., (899
FHLB, 5.00%, 12/11/09	18,780,000	18,901,845	Charleston LLC), VRDN,
FHLB, 1.12%, 1/15/10	50,000,000	50,015,442	0.35%, 10/1/09 (LOC:
			LaSalle Bank N.A.)	5,650,000	5,650,000
FHLB, 3.10%, 2/4/10	64,210,000	64,713,091	ABAG Finance Auth. for
FHLB, 1.10%, 3/30/10	20,000,000	19,991,888	Nonprofit Corps. Rev.,
FHLB, 3.00%, 6/11/10	4,695,000	4,779,670	(Urban School of San
FHLB, 5.25%, 6/11/10	8,290,000	8,568,838	Francisco), VRDN, 0.47%,
			10/1/09 (LOC: Allied Irish
FHLB, 2.75%, 6/18/10	4,235,000	4,305,960	Bank plc)	4,670,000	4,670,000
FHLB, 0.60%, 6/22/10	85,000,000	84,909,010	Alameda County Industrial
FHLB, 0.60%, 6/25/10	10,000,000	10,014,717	Development Auth. Rev.,
FHLB, 0.55%, 7/28/10	40,000,000	39,994,986	(Segale Bros. Wood
FHLB, 3.375%, 8/13/10	5,200,000	5,323,672	Products), VRDN, 0.50%,
			10/1/09 (LOC: Bank of
FHLB, 0.625%, 8/17/10	10,000,000	9,995,616	the West)	2,030,000	2,030,000
FHLB, 0.56%, 8/20/10	30,000,000	29,987,523	California State Department
FHLB, 0.60%, 9/17/10	22,865,000	22,889,922	of Water Resources Power
		386,672,743	Supply Rev., Series 2005
ADJUSTABLE-RATE U.S. GOVERNMENT			G3, VRDN, 0.45%, 10/1/09
AGENCY SECURITIES — 7.9%			(FSA) (SBBPA: JPMorgan
			Chase Bank N.A.)	3,000,000	3,000,000
FHLB, VRN, 0.76%, 10/1/09	40,000,000	40,000,000	Camden County Public
FHLB, VRN, 0.79%, 10/1/09	23,000,000	23,000,000	Service Auth. Rev., (St.
FHLB, VRN, 0.79%, 10/1/09	25,000,000	25,004,164	Marys), VRDN, 0.37%,
FHLB, VRN, 0.58%, 10/2/09	41,000,000	41,000,000	10/1/09 (AGC) (SBBPA:
FHLB, VRN, 0.35%, 10/26/09	50,000,000	50,000,000	Bank of America N.A.)	23,995,000	23,995,000
			Connecticut Housing
FHLB, VRN, 0.39%, 11/10/09	40,000,000	40,032,958	Finance Auth. Rev., Series
FHLB, VRN, 0.40%, 11/19/09	7,500,000	7,505,045	2008 A5, (Housing Mortgage
		226,542,167	Finance), VRDN, 0.35%,
			10/1/09 (SBBPA: JPMorgan
			Chase Bank N.A.)	48,690,000	48,690,000

9

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
El Monte COP, Series			Minnesota State Office
2003 B, (Community			of Higher Education Rev.,
Improvement), VRDN,			Series 2008 A, (Suppl
1.05%, 10/1/09 (LOC:			Student-A), VRDN,
Union Bank of CA N.A. and			0.47%, 10/1/09 (LOC:
California State Teacher’s			U.S. Bank N.A.)	$ 6,000,000	$ 6,000,000
Retirement System)	$ 2,350,000	$ 2,350,000	Mississippi Business
Fairfield Pension Obligation			Finance Corp. Rev., (Medical
Rev., Series 2005 A, VRDN,			Development Properties
1.80%, 10/1/09 (LOC:			LLC), VRDN, 1.00%, 10/1/09
Landesbank Hessen-			(LOC: BancorpSouth Bank
Thuringen Girozentrale)	5,420,000	5,420,000	and FHLB)	5,730,000	5,730,000
Harris County Health			Mississippi Business Finance
Facilities Development			Corp. Rev., Series 2006
Corp. Rev., Series 2008			R1, (Brown Bottling Group,
A2, (Methodist Hospital			Inc.), VRDN, 1.00%, 10/1/09
System), VRDN,			(LOC: Trustmark National
0.27%, 10/1/09	7,000,000	7,000,000	Bank and FHLB)	4,415,000	4,415,000
Illinois GO, 2.00%, 4/13/10	20,000,000	20,145,546	New York City Housing
Illinois GO, 4.00%, 5/20/10	25,500,000	25,947,475	Dev. Corp. Multifamily Rev.,
			Series 2005 A, (270 East
Illinois GO, 2.00%, 6/10/10	15,000,000	15,102,828	Burnside), VRDN, 0.23%,
JJB Properties LLC Rev.,			10/7/09 (LIQ FAC: FNMA)	6,400,000	6,400,000
(Rental Property), VRDN,			New York GO, Series 2008
2.00%, 10/1/09 (LOC:			J13, VRDN, 0.45%, 10/7/09
Arvest Bank and FHLB)	5,750,000	5,750,000	(SBBPA: Lloyds TSB
Kentucky Housing Corp.			Bank plc)	72,900,000	72,900,000
Rev., Series 2006 O, VRDN,			Pasadena COP, (Los Robles
0.46%, 10/1/09 (SBBPA:			Avenue Parking Facilities),
BNP Paribas)	14,885,000	14,885,000	VRDN, 1.25%, 10/6/09
Kentucky Housing Corp.			(LOC: Bank of New York and
Rev., Series 2007 O, VRDN,			California State Teacher’s
0.60%, 10/1/09 (SBBPA:			Retirement System)	7,700,000	7,700,000
Lloyds TSB Bank plc)	5,445,000	5,445,000	Plymouth Rev., (Carlson
Kentucky Housing Corp.			Center), VRDN, 0.50%,
Rev., Series 2008 B, VRDN,			10/1/09 (LOC: U.S.
0.80%, 10/1/09 (SBBPA:			Bank N.A.)	565,000	565,000
Lloyds TSB Bank plc)	6,875,000	6,875,000	Portland GO, (Taxable
LoanStar Assets Partners LP			Pension), VRDN, 1.00%,
Rev., Series 2004 A, VRDN,			10/7/09 (SBBPA:
0.33%, 10/1/09 (LOC: State			Landesbank Hessen-
Street Bank & Trust Co.)(2)	16,700,000	16,700,000	Thuringen Girozentrale)	75,755,000	75,754,677
Long Beach Rev., Series			Putnam County Industrial
2004 A, (Towne Center Site),			Development Agency Rev.,
VRDN, 1.95%, 10/1/09			(Sincerity Facility LLC),
(LOC: Allied Irish Bank plc)	5,685,000	5,685,000	VRDN, 1.25%, 10/1/09
Midwestern University			(LOC: Bank of New York)	9,990,000	9,990,000
Foundation Rev., Series			Santa Ana Multifamily
2009 A, VRDN, 0.45%,			Housing Auth. Rev., (Vintage
10/1/09 (LOC: Royal Bank			Apartments), VRDN, 0.45%,
of Canada)	5,000,000	5,000,000	10/1/09 (LOC: FNMA) (LIQ
			FAC: FNMA)	5,235,000	5,235,000

10

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Santa Rosa Pension			DCC Development Corp.,
Obligation Rev., Series 2003			VRDN, 0.47%, 10/1/09	$ 1,875,000	$ 1,875,000
A, VRDN, 1.80%, 10/1/09			General Electric Capital
(LOC: Landesbank Hessen-			Corp., VRN, 0.60%, 10/8/09	7,800,000	7,810,463
Thuringen Girozentrale)	$13,270,000	$ 13,270,000	Herman & Kittle Capital LLC,
South Carolina Association			VRDN, 0.45%, 10/1/09	1,405,000	1,405,000
of Governmental
Organizations COP,			High Track LLC, VRDN,
Series 2009 B, 1.50%,			0.47%, 10/1/09	2,530,000	2,530,000
3/1/10 (SCSDE)	25,000,000	25,096,545	Lammert Building LP, VRDN,
			0.38%, 10/7/09(2)	3,160,000	3,160,000
Texas GO, Series 2002 IB,
(Veterans Housing), VRDN,			Procter & Gamble
0.90%, 10/7/09 (SBBPA:			International Funding SCA,
Landesbank Hessen-			VRN, 0.71%, 11/8/09, resets
Thuringen Girozentrale)	13,345,000	13,345,000	quarterly off the 3-month
University Hospitals Trust			LIBOR plus 0.25% with
Rev., Series 2005 B, VRDN,			no caps	5,000,000	5,000,000
0.35%, 10/7/09 (LOC: Bank			Procter & Gamble
of America N.A.)	5,200,000	5,200,000	International Funding SCA,
University of Kansas Hospital			VRN, 0.48%, 11/9/09, resets
Auth. Rev., (Health System),			quarterly off the 3-month
VRDN, 0.35%, 10/1/09			LIBOR plus 0.01% with
(LOC: U.S. Bank N.A.)	6,210,000	6,210,000	no caps	15,000,000	15,000,000
Wisconsin Health &			RMD Note Issue, LLC, VRDN,
Educational Facilities			0.45%, 10/7/09	10,150,000	10,150,000
Auth Rev., Series 2008			Roman Catholic Bishop of
B, (ProHealth Care, Inc.),			San Jose, VRDN, 2.55%,
VRDN, 0.35%,			10/1/09 (LOC: Allied Irish
10/1/09 (LOC: Chase			Bank plc)	9,885,000	9,885,000
Manhattan Bank)	14,000,000	14,000,000	Saddleback Valley
Wisconsin Health &			Community Church, VRDN,
Educational Facilities Auth.			0.35%, 10/1/09	9,800,000	9,800,000
Rev., Series 2006 C, (Aurora			Salvation Army (The), VRN,
Health Care), VRDN,			1.25%, 10/1/09 (LOC: Bank
0.35%, 10/1/09 (LOC:			of New York)	7,500,000	7,500,000
U.S. Bank N.A.)	15,000,000	15,000,000	Salvation Army (The), VRN,
TOTAL MUNICIPAL SECURITIES		511,152,071	1.25%, 10/1/09 (LOC: Bank
			of New York)	8,000,000	8,000,000
Corporate Bonds — 5.5%			TOTAL CORPORATE BONDS		157,944,188
Blodgett Capital LLC, VRDN,
0.47%, 10/1/09	6,340,000	6,340,000	Certificates of Deposit — 1.0%
Brosis Finance LLC, VRDN,			BNP Paribas,
0.50%, 10/7/09 (LOC:			0.34%, 10/7/09	30,000,000	30,000,000
Branch Banking & Trust)	9,195,000	9,195,000	TOTAL INVESTMENT
Citigroup Funding, Inc., VRN,			SECURITIES — 100.0%		2,876,313,072
0.59%, 10/30/09	35,000,000	35,068,725	OTHER ASSETS
Colorado Natural Gas, Inc.,			AND LIABILITIES(4)		(45,056)
VRDN, 0.75%, 10/1/09	3,225,000	3,225,000	TOTAL NET ASSETS — 100.0%		$2,876,268,016
Cypress Bend Real Estate
Development Co. LLC,
VRDN, 0.45%, 10/1/09	22,000,000	22,000,000

11

Prime Money Market

Notes to Schedule of Investments
ABAG = Association of Bay Area Governments
AGC = Assured Guaranty Corporation
COP = Certificates of Participation
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
FSA = Financial Security Assurance, Inc.
GO = General Obligation
LIBOR = London Interbank Offered Rate
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SBBPA = Standby Bond Purchase Agreement
SCSDE = South Carolina School District Enhancement
VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $971,159,256, which represented 33.8% of total net assets. None of the restricted securities are considered to be illiquid.
(3) The debt is guaranteed under the Federal Deposit Insurance
Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(4) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,876,313,072
Receivable for investments sold	1,870,626
Receivable for capital shares sold	3,392,339
Interest receivable	3,246,460
2,884,822,497

Liabilities
Disbursements in excess of demand deposit cash	179,897
Payable for capital shares redeemed	7,147,252
Accrued management fees	1,214,079
Distribution fees payable	3,006
Service fees (and distribution fees – A Class) payable	4,237
Dividends payable	6,010
8,554,481

Net Assets	$2,876,268,016

Net Assets Consist of:
Capital paid in	$2,876,842,768
Accumulated net investment loss	(15)
Accumulated net realized loss on investment transactions	(574,737)
$2,876,268,016

Investor Class
Net assets	$2,728,758,559
Shares outstanding	2,729,299,305
Net asset value per share	$1.00

A Class
Net assets	$141,631,602
Shares outstanding	141,664,582
Net asset value per share	$1.00

B Class
Net assets	$2,463,328
Shares outstanding	2,463,694
Net asset value per share	$1.00

C Class
Net assets	$3,414,527
Shares outstanding	3,415,309
Net asset value per share	$1.00

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$13,985,786

Expenses:
Management fees	8,399,529
Distribution fees:
B Class	10,592
C Class	9,756
Service fees:
B Class	3,531
C Class	4,878
Distribution and service fees — A Class	207,351
Temporary guarantee program fees	525,152
Trustees’ fees and expenses	65,987
Other expenses	462
9,227,238
Fees waived	(785,427)
8,441,811

Net investment income (loss)	5,543,975

Net realized gain (loss) on investment transactions	(41,917)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,502,058

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
Increase (Decrease) in Net Assets	Sept. 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 5,543,975	$ 60,881,646
Net realized gain (loss)	(41,917)	(384,450)
Net increase (decrease) in net assets resulting from operations	5,502,058	60,497,196

Distributions to Shareholders
From net investment income:
Investor Class	(5,369,984)	(57,624,138)
A Class	(173,427)	(3,191,328)
B Class	(100)	(18,680)
C Class	(479)	(53,219)
Decrease in net assets from distributions	(5,543,990)	(60,887,365)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(83,758,033)	241,296,042

Net increase (decrease) in net assets	(83,799,965)	240,905,873

Net Assets
Beginning of period	2,960,067,981	2,719,162,108
End of period	$2,876,268,016	$2,960,067,981

Accumulated net investment loss	$(15)	—

See Notes to Financial Statements.

15

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations —Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income— Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

16

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events— Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500% to 0.3100%. From April 1, 2009 to July 31, 2009, the investment advisor voluntarily agreed to waive 0.043% of its management fee. Effective August 1, 2009, the investment advisor agreed to waive 0.062% of its management fee. The investment advisor expects this waiver to continue for one year and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class of the fund for the six months ended September 30, 2009, was $683,841, $40,437, $689, and $959 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class of the fund for the six months ended September 30, 2009 was 0.57%. The effective annual management fee after waiver for each class of the fund for the six months ended September 30, 2009 was 0.52%.

17

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.50% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2009, are detailed in the Statement of Operations.

In order to maintain a positive yield, ACIS may voluntarily waive a portion of its distribution and/or service fee on a daily basis. For the A, B, and C Class for the six months ended September 30, 2009, the total amount of the waiver was $44,052, $8,522, and $6,927, respectively, and the annual distribution and service fee waiver ratio to average net assets was 0.05%, 0.60% and 0.35%, respectively. The fee waiver may be revised or terminated at any time without notice.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The fund continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The program expired September 18, 2009. For the six months ended September 30, 2009, the annualized ratio of the program fee to average net assets was 0.036%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

3. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	866,081,690	$866,081,690	2,204,392,237	$2,204,392,237
Issued in reinvestment of distributions	5,134,564	5,134,564	54,699,228	54,699,228
Redeemed	(912,324,419)	(912,324,419)	(2,028,649,707)	(2,028,649,707)
	(41,108,165)	(41,108,165)	230,441,758	230,441,758
A Class
Sold	35,413,093	35,413,093	213,854,175	213,854,175
Issued in reinvestment of distributions	154,431	154,431	2,819,376	2,819,376
Redeemed	(75,304,547)	(75,304,547)	(211,454,345)	(211,454,345)
	(39,737,023)	(39,737,023)	5,219,206	5,219,206
B Class
Sold	58,612	58,612	2,890,336	2,890,336
Issued in reinvestment of distributions	75	75	14,942	14,942
Redeemed	(784,149)	(784,149)	(909,869)	(909,869)
	(725,462)	(725,462)	1,995,409	1,995,409
C Class
Sold	1,826,109	1,826,109	7,280,619	7,280,619
Issued in reinvestment of distributions	322	322	29,369	29,369
Redeemed	(4,013,814)	(4,013,814)	(3,670,319)	(3,670,319)
	(2,187,383)	(2,187,383)	3,639,669	3,639,669
Net increase (decrease)	(83,758,033)	$ (83,758,033)	241,296,042	$ 241,296,042

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of September 30, 2009, the valuation inputs used to determine the fair value of the fund’s investment securities were classified as Level 2.

19

5. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2009, the fund did not utilize the program.

6. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(532,820), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2010	2011	2012	2013	2014	2015	2016	2017
$(13,456)	$(36)	—	$(11,584)	$(2,029)	$(20,223)	$(23,536)	$(461,956)

7. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

20

Financial Highlights
Prime Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From
Investment Operations
Net Investment
Income (Loss)	—(2)	0.02	0.04	0.05	0.03	0.01
Distributions
From Net
Investment Income	—(2)	(0.02)	(0.04)	(0.05)	(0.03)	(0.01)
Net Asset Value,
End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.19%	2.19%	4.58%	4.83%	3.28%	1.19%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.56%(4)(5)	0.57%(4)	0.56%(4)	0.55%(4)	0.57%(4)	0.60%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.61%(5)	0.61%	0.59%	0.59%	0.59%	0.60%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.39%(4)(5)	2.16%(4)	4.47%(4)	4.73%(4)	3.24%(4)	1.17%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	0.34%(5)	2.12%	4.44%	4.69%	3.22%	1.17%
Net Assets, End of Period
(in thousands)	$2,728,759	$2,769,906	$2,539,830	$2,155,800	$1,981,964	$1,964,135
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

21

Prime Money Market

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From
Investment Operations
Net Investment
Income (Loss)	—(3)	0.02	0.04	0.04	0.03	0.01
Distributions
From Net
Investment Income	—(3)	(0.02)	(0.04)	(0.04)	(0.03)	(0.01)
Net Asset Value,
End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(4)	0.10%	1.94%	4.32%	4.58%	3.02%	0.94%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.76%(5)(6)(7)	0.82%(5)	0.81%(5)	0.80%(5)	0.82%(5)	0.85%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.86%(7)	0.86%	0.84%	0.84%	0.84%	0.85%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.19%(5)(6)(7)	1.91%(5)	4.22%(5)	4.48%(5)	2.99%(5)	0.92%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	0.09%(7)	1.87%	4.19%	4.44%	2.97%	0.92%
Net Assets, End of Period
(in thousands)	$141,632	$181,371	$176,175	$4,185	$3,145	$2,560
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2009 (unaudited).
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.
(5)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6)	The distributor voluntarily waived a portion of its distribution and service fees.
(7) Annualized.

See Notes to Financial Statements.

22

Prime Money Market

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From
Investment Operations
Net Investment
Income (Loss)	—(2)	0.01	0.03	0.04	0.02	—(2)
Distributions
From Net
Investment Income	—(2)	(0.01)	(0.03)	(0.04)	(0.02)	—(2)
Net Asset Value,
End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.01%	1.19%	3.54%	3.80%	2.26%	0.34%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.96%(4)(5)(6)	1.55%(4)(5)	1.56%(4)	1.55%(4)	1.57%(4)	1.48%(5)
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.61%(6)	1.61%	1.59%	1.59%	1.59%	1.60%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.01)%(4)(5)(6)	1.18%(4)(5)	3.47%(4)	3.73%(4)	2.24%(4)	0.29%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	(0.66)%(6)	1.12%	3.44%	3.69%	2.22%	0.17%
Net Assets, End of Period
(in thousands)	$2,463	$3,189	$1,194	$838	$134	$97
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	The distributor voluntarily waived a portion of its distribution and service fees.
(6) Annualized.

See Notes to Financial Statements.

23

Prime Money Market

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From
Investment Operations
Net Investment
Income (Loss)	—(2)	0.01	0.04	0.04	0.02	0.01
Distributions
From Net
Investment Income	—(2)	(0.01)	(0.04)	(0.04)	(0.02)	(0.01)
Net Asset Value,
End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.01%	1.44%	3.81%	4.06%	2.51%	0.57%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.96%(4)(5)(6)	1.32%(4)	1.31%(4)	1.30%(4)	1.32%(4)	1.28%(5)
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.36%(6)	1.36%	1.34%	1.34%	1.34%	1.35%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.01)%(4)(5)(6)	1.41%(4)	3.72%(4)	3.98%(4)	2.49%(4)	0.49%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	(0.41)%(6)	1.37%	3.69%	3.94%	2.47%	0.42%
Net Assets, End of Period
(in thousands)	$3,415	$5,602	$1,963	$527	$863	$604
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	The distributor voluntarily waived a portion of its distribution and service fees.
(6) Annualized.

See Notes to Financial Statements.

24

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Prime Money Market (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

25

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services – Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

26

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The Fund’s performance for both the one- and three-year periods was in the top decile of its peer group.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

27

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the

28

advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. In addition, the Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee that was in place during the previous year. This change was proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ameri-cancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates for three-month instruments as published by the Federal Reserve Bank.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup High-Yield Cash-Pay Index is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66870S

Semiannual Report
September 30, 2009

American Century Investments

Diversified Bond Fund

High-Yield Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Diversified Bond

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Portfolio Composition by Credit Rating	7
Types of Investments in Portfolio	7

High-Yield

Performance	8
Portfolio Commentary	10
Portfolio at a Glance	12
Yields	12
Portfolio Composition by Credit Rating	12
Top Five Industries	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	16
Statement of Assets and Liabilities	37
Statement of Operations	39
Statement of Changes in Net Assets	40
Notes to Financial Statements	41
Financial Highlights	52

Other Information

Approval of Management Agreements	64
Additional Information	69
Index Definitions	70

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Credit Crisis Eased

The six months ended September 30, 2009, witnessed a remarkable rebound by U.S. financial markets, made possible by the easing of the credit crisis and signs of stabilization in the economy. The government’s stimulus package and “cash for clunkers” program directly boosted consumer spending; home prices stabilized; big financial institutions passed the government’s “stress tests”; and liquidity returned to U.S. credit markets. Add it all up, and the economy expanded at a 3.5% annual rate in the third quarter. That marked the first positive reading on growth since the second quarter of 2008. But even as the economy stabilized, the unemployment rate rose to 9.8% in September, raising the prospect of a weak, “jobless” recovery.

Slack in the labor market and a still-weak economy meant a continued decline in measures of inflation, as the government’s Consumer Price Index fell by 1.3% for the year ended in September. In that environment, the Federal Reserve (the Fed) continued to hold its short-term rate target at 0%–0.25%.

Risk Reigned Supreme

The realization that financial and economic Armageddon had been averted caused a dramatic reversal of the trading that defined 2008, when Treasuries performed best by a wide margin. For the six months ended September 30, 2009, risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries) posted very strong returns while intermediate- and long-term Treasury bond prices actually fell (see the accompanying table). This resulted in historic outperformance by some segments of credit markets compared with Treasuries for the six months.

Rates Edged Up

With signs of stability in the economy and financial markets, the Fed began to look ahead to an end to its support of the market for government agency and mortgage-backed securities; nevertheless, to ensure the recovery, the Fed’s policy making arm said it would keep rates low for the foreseeable future. In that environment, investors sold Treasuries, sending their prices down and yields up.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2009*
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	0.09%	High-Yield Cash-Pay (corporate)	37.81%
2-Year Note	0.73%	Credit (investment-grade corporate)	16.39%
10-Year Note	–3.82%	Broad Investment-Grade (multi-sector)	4.80%
30-Year Bond	–6.62%	Inflation-Linked Securities	3.47%
		Mortgage (mortgage-backed)	2.89%
		Agency	1.51%
*Total returns for periods less than one year are not annualized.		Treasury	–1.03%

Performance

Diversified Bond

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	5.47%	11.05%	5.49%	—	5.24%	12/3/01
Citigroup US Broad
Investment-Grade Bond Index	4.80%	10.98%	5.43%	6.45%	5.64%(2)	—
Institutional Class	5.48%	11.16%	5.68%	6.21%	6.03%	4/1/93
A Class(3)						12/3/01
No sales charge*	5.34%	10.77%	5.22%	—	4.97%
With sales charge*	0.65%	5.83%	4.25%	—	4.36%
B Class						1/31/03
No sales charge*	4.85%	9.85%	4.42%	—	3.99%
With sales charge*	-0.15%	5.85%	4.26%	—	3.99%
C Class						1/31/03
No sales charge*	4.95%	9.95%	4.44%	—	4.04%
With sales charge*	3.95%	9.95%	4.44%	—	4.04%
R Class	5.21%	10.50%	—	—	5.42%	7/29/05

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 11/30/01, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

One-Year Returns Over Life of Class
Periods ended September 30
	2002*	2003	2004	2005	2006	2007	2008	2009
Investor Class	5.72%	5.19%	2.66%	2.82%	3.22%	5.05%	5.52%	11.05%
Citigroup US Broad
Investment-Grade Bond Index	7.72%	5.49%	3.82%	2.92%	3.71%	5.25%	4.48%	10.98%
* From 12/3/01, the Investor Class’s inception date. Index data from 11/30/01, the date nearest the Investor Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class	B Class		C Class	R Class
0.62%	0.42%		0.87%	1.62%		1.62%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current  to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
Diversified Bond

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, and Hando Aguilar

Performance Summary

Diversified Bond returned 5.47%* for the six months ended September 30, 2009. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index returned 4.80%. See page 3 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

Underweight Treasuries, Mortgages Helped

We continued to keep the portfolio’s duration and yield curve exposure neutral relative to the BIG Index, believing we could make better use of our risk budget through higher-confidence sector and security selection decisions. We were underweight Treasuries because of the combination of low current yields and record government budget deficits, which we believe argues for higher yields (and lower prices) down the road. That positioning added value for the six months, when Treasuries were the poorest-performing segment of the market.

In addition, we took some profits and moved to an underweight position in securitized bonds after a period of outperformance. The appeal of these bonds was further diminished as it became clear the Federal Reserve would end its active support of this market in early 2010. So even though mortgage-backed securities outperformed Treasuries, it was beneficial to trim this position and put those profits to work in corporates, which did best for the six months. What’s more, within the securitized slice it helped to favor collateralized mortgage obligations and commercial mortgage-backed securities over traditional passthrough mortgages.

Overweight Municipals, Corporates Benefited

We also took profits in the last six months from our overweight stakes in inflation-indexed and municipal bonds. Municipal and inflation-adjusted securities performed very well early in 2009, so we closed out some of these positions and added select corporate securities we believed offered attractive yields relative to the securities’ risk. We also liked the fact that corporate health has improved since the height of the credit crisis, though we believe that careful credit analysis and security selection remains essential. It also helped to hold a small allocation to BB-rated corporate bonds, which outperformed investment-grade securities.

Within the corporate slice, we favored companies in stable, non-cyclical sectors and industries that we thought could do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth. Examples of sectors and industries we favored were pharmaceuticals, technology, cable, media, and energy. At the same time, we tended to avoid insurance companies and regional banks in particular

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Diversified Bond

and finance in general. But we should point out that while it helped to add corporate bonds in the last six months, the portfolio’s performance would have been even better had we not been underrepresented in finance sector bonds, which rebounded sharply.

Other Changes

Late in the reporting period we put in place a trade using long-term municipal bonds and 30-year Treasury futures designed to capitalize on the changing yield relationship between municipals and Treasuries. The trade was based on the expectation that the yield difference between the two would move toward its normal historical relationship—with municipals yielding less than Treasuries—which it did. Finally, in September we began to add German government bonds in the first step of what we view as a longer-term trade intended to increase the portfolio’s non-dollar exposure.

Outlook

“While we believe the worst of the financial crisis is behind us, the economy remains weak with a ‘jobless’ recovery likely,“ said Portfolio Manager Bob Gahagan. “We believe the government’s massive monetary and fiscal stimulus could eventually result in higher inflation and lower purchasing power for the dollar. As a result, we expect to continue to evaluate opportunities to add inflation-adjusted securities and non-dollar-denominated bonds. In the meantime, we’ll continue to evaluate sectors and individual securities that we believe are attractively valued and have the potential to outperform going forward.”

Diversified Bond

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Average Duration (effective)	4.5 years	3.8 years
Weighted Average Life	6.1 years	5.1 years

Yields as of September 30, 2009
30-day SEC Yield
Investor Class	3.19%
Institutional Class	3.39%
A Class	2.80%
B Class	2.19%
C Class	2.20%
R Class	2.69%

Portfolio Composition by Credit Rating
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
AAA	70%	81%
AA	3%	3%
A	11%	10%
BBB	14%	6%
BB or lower	2%	—
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.
The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Types of Investments in Portfolio
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
U.S. Government Agency Mortgage-Backed Securities	30.2%	34.6%
Corporate Bonds	26.5%	17.3%
U.S. Treasury Securities	20.1%	14.1%
U.S. Government Agency Securities and Equivalents	12.1%	12.4%
Municipal Securities	2.4%	4.2%
Collateralized Mortgage Obligations	2.1%	2.9%
Commercial Mortgage-Backed Securities	2.1%	4.7%
Sovereign Governments & Agencies	1.6%	0.4%
Asset-Backed Securities	0.2%	0.4%
Temporary Cash Investments	2.7%	7.1%
Temporary Cash Investments — Securities Lending Collateral	—	1.9%

Performance
High-Yield

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class(2)	23.50%	12.63%	4.30%	3.88%	3.47%	9/30/97
Merrill Lynch US High Yield
Masters II Constrained Index	41.31%	22.73%	6.09%	6.18%	5.67%	—
Lipper High Current Yield
Funds Average Return(3)	33.65%	13.11%	4.15%	4.54%	3.71%	—
Investor Class’s Lipper Ranking(3)	N/A	288 of 459	193 of 331	148 of 206	85 of 127	—
Institutional Class(2)	23.62%	12.85%	4.51%	—	4.95%	8/2/04
A Class(2)(4)						3/8/02
No sales charge*	23.35%	12.35%	4.04%	—	5.99%
With sales charge*	17.89%	7.22%	3.08%	—	5.35%
B Class(2)						1/31/03
No sales charge*	22.91%	11.53%	3.27%	—	5.58%
With sales charge*	17.91%	7.53%	3.09%	—	5.58%
C Class(2)						12/10/01
No sales charge*	22.90%	11.53%	3.27%	—	5.14%
With sales charge*	21.90%	11.53%	3.27%	—	5.14%
R Class(2)	23.42%	12.28%	—	—	3.46%	7/29/05

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees and reimbursed a portion of its distribution and services fees, as applicable.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

One-Year Returns Over 10 Years
Periods ended September 30
	2000	2001	2002	2003	2004	2005	2006*	2007*	2008*	2009*
Investor Class	-1.80%	-11.54%	3.86%	18.81%	10.67%	4.51%	5.90%	6.59%	-7.10%	12.63%
Merrill Lynch
US High Yield
Masters II
Constrained Index	0.89%	-6.13%	-1.08%	28.80%	12.33%	6.59%	7.22%	7.79%	-11.09%	22.73%
*Returns would have been lower, along with ending value, if a portion of the class’s management fees had not been waived during the period.

Total Annual Fund Operating Expenses

	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.87%	0.67%		1.12%		1.87%		1.87%		1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

High-Yield

Portfolio Managers: Mike Difley and David MacEwen

Performance Summary

High-Yield returned 23.50%* in the six months ended September 30, 2009. By comparison, the Merrill Lynch High-Yield Master II Constrained Index gained 41.31%. See page 8 for additional performance comparisons. Portfolio returns reflect operating expenses, while Merrill Lynch index returns do not.

It was a remarkable period in which the portfolio had strong positive results, but lagged the exceptional returns produced by certain segments of the market. That resulted in the fund enjoying double-digit gains for the six months, but still trailing the Merrill Lynch index.

High-Yield Market Review

High-yield bonds produced stellar returns thanks to signs of stability in the economy and strong demand from investors looking for yield and return potential above that available from Treasuries and cash-equivalent investments. Indeed, analysts at JPMorgan indicate that flows into high-yield mutual funds for the year-to-date through the end of September ran at the highest level since 2003. Against that backdrop, the high-yield new-issue and refinancing windows reopened, giving a significant boost to distressed issuers. Performance was inversely related to credit quality—the most distressed, lowest-dollar-price bonds did best, followed by CCC bonds, and so on. The market’s remarkable performance meant the spread (or difference in yield) over Treasuries declined from an all-time high over 2000 basis points (a basis point equals 0.01%, so 2000 basis points equal 20.00%) in late 2008 to finish September 2009 at just under 800 basis points.

Performance Drivers

The portfolio’s relative performance can be partly explained by its credit allocation, as it hurt to be underweight in the lowest-quality, lowest dollar-price, and distressed bonds that did best in the last six months. Having less exposure to the lowest-quality portion of the market was key to the portfolio’s outperformance during the credit crisis, but that positioning has hurt relative results so far in 2009.

Similarly, in terms of the portfolio’s sector allocation, it hurt to have less exposure to what had been many of the poorest-performing, most beaten-down names in the insurance, broadcasting, airline, and publishing segments that rebounded in recent months. At the same time, our holdings in sectors such as health care and telecommunication did very well in absolute terms, but lagged the index after holding up well throughout the credit crisis.

*	All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived. Total returns for periods less than one year are not annualized.

High-Yield

We continued to focus on adding what we believed were good bonds trading at attractive yields relative to their credit risk. While technical (supply and demand) factors dominated market performance in recent quarters, we continue to believe that credit fundamentals still matter and that an investment approach focused in this manner can deliver outperformance over time.

Outlook

“The high-yield market rebounded from very depressed levels,” said Portfolio Manager Mike Difley. “While we don’t expect these same returns to be repeated in the near future, we think the market remains attractive. Yield spreads around 800 basis points are still in excess of long-term historical averages, and we expect default rates to peak near 12% or so and then decline. As a result, we believe high-yield bonds can still do well on an absolute basis and relative to Treasuries if we continue to see improvement in the economy and market technical factors remain positive.”

High-Yield

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Weighted Average Life	6.5 years	4.4 years
Average Duration (effective)	4.2 years	3.2 years

Yields as of September 30, 2009(1)
30-day SEC Yield
Investor Class	8.21%
Institutional Class	8.41%
A Class	7.59%
B Class	7.21%
C Class	7.21%
R Class	7.69%
(1) The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the
30-day yields would have been lower.

Portfolio Composition by Credit Rating
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
AAA	3%	21%
BBB	1%	10%
BB	37%	34%
B	37%	26%
CCC or lower	22%	9%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.
The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Media	11.4%	10.2%
Oil, Gas & Consumable Fuels	9.9%	14.7%
Diversified Telecommunication Services	8.3%	9.4%
Health Care Providers & Services	6.4%	6.3%
Consumer Finance	5.9%	0.9%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)	Annualized
	Account Value	Account Value	4/1/09 –	Expense
	4/1/09	9/30/09	9/30/09	Ratio(1)
Diversified Bond
Actual
Investor Class (after waiver)(2)	$1,000	$1,054.70	$3.09	0.60%
Investor Class (before waiver)	$1,000	$1,054.70(3)	$3.19	0.62%
Institutional Class (after waiver)(2)	$1,000	$1,054.80	$2.06	0.40%
Institutional Class (before waiver)	$1,000	$1,054.80(3)	$2.16	0.42%
A Class (after waiver)(2)	$1,000	$1,053.40	$4.38	0.85%
A Class (before waiver)	$1,000	$1,053.40(3)	$4.48	0.87%
B Class (after waiver)(2)	$1,000	$1,048.50	$8.22	1.60%
B Class (before waiver)	$1,000	$1,048.50(3)	$8.32	1.62%
C Class (after waiver)(2)	$1,000	$1,049.50	$8.22	1.60%
C Class (before waiver)	$1,000	$1,049.50(3)	$8.32	1.62%
R Class (after waiver)(2)	$1,000	$1,052.10	$5.66	1.10%
R Class (before waiver)	$1,000	$1,052.10(3)	$5.76	1.12%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,022.06	$3.04	0.60%
Investor Class (before waiver)	$1,000	$1,021.96	$3.14	0.62%
Institutional Class (after waiver)(2)	$1,000	$1,023.06	$2.03	0.40%
Institutional Class (before waiver)	$1,000	$1,022.96	$2.13	0.42%
A Class (after waiver)(2)	$1,000	$1,020.81	$4.31	0.85%
A Class (before waiver)	$1,000	$1,020.71	$4.41	0.87%
B Class (after waiver)(2)	$1,000	$1,017.05	$8.09	1.60%
B Class (before waiver)	$1,000	$1,016.95	$8.19	1.62%
C Class (after waiver)(2)	$1,000	$1,017.05	$8.09	1.60%
C Class (before waiver)	$1,000	$1,016.95	$8.19	1.62%
R Class (after waiver)(2)	$1,000	$1,019.55	$5.57	1.10%
R Class (before waiver)	$1,000	$1,019.45	$5.67	1.12%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended September 30, 2009, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

			Expenses Paid
	Beginning	Ending	During Period(1)	Annualized
	Account Value	Account Value	4/1/09 –	Expense
	4/1/09	9/30/09	9/30/09	Ratio(1)
High-Yield
Actual
Investor Class (after waiver)(2)	$1,000	$1,235.00	$4.43	0.79%
Investor Class (before waiver)	$1,000	$1,235.00(3)	$4.87	0.87%
Institutional Class (after waiver)(2)	$1,000	$1,236.20	$3.31	0.59%
Institutional Class (before waiver)	$1,000	$1,236.20(3)	$3.76	0.67%
A Class (after waiver)(2)	$1,000	$1,233.50	$5.82	1.04%
A Class (before waiver)	$1,000	$1,233.50(3)	$6.27	1.12%
B Class (after waiver)(2)	$1,000	$1,229.10	$10.00	1.79%
B Class (before waiver)	$1,000	$1,229.10(3)	$10.45	1.87%
C Class (after waiver)(2)	$1,000	$1,229.00	$10.00	1.79%
C Class (before waiver)	$1,000	$1,229.00(3)	$10.45	1.87%
R Class (after waiver)(2)	$1,000	$1,234.20	$7.23	1.29%
R Class (before waiver)	$1,000	$1,234.20(3)	$7.67	1.37%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,021.11	$4.00	0.79%
Investor Class (before waiver)	$1,000	$1,020.71	$4.41	0.87%
Institutional Class (after waiver)(2)	$1,000	$1,022.11	$2.99	0.59%
Institutional Class (before waiver)	$1,000	$1,021.71	$3.40	0.67%
A Class (after waiver)(2)	$1,000	$1,019.85	$5.27	1.04%
A Class (before waiver)	$1,000	$1,019.45	$5.67	1.12%
B Class (after waiver)(2)	$1,000	$1,016.09	$9.05	1.79%
B Class (before waiver)	$1,000	$1,015.69	$9.45	1.87%
C Class (after waiver)(2)	$1,000	$1,016.09	$9.05	1.79%
C Class (before waiver)	$1,000	$1,015.69	$9.45	1.87%
R Class (after waiver)(2)	$1,000	$1,018.60	$6.53	1.29%
R Class (before waiver)	$1,000	$1,018.20	$6.93	1.37%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended September 30, 2009, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

Schedule of Investments
Diversified Bond

SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency			FNMA, 6.50%,
			settlement date 10/15/09(3)	$ 13,694,000	$ 14,629,054
Mortgage-Backed Securities(1) — 30.5%
			FNMA, 6.00%, 5/1/13(2)	5,922	6,332
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY			FNMA, 6.00%, 5/1/13(2)	12,201	13,079
MORTGAGE-BACKED SECURITIES — 0.2%
			FNMA, 6.00%, 7/1/13(2)	34,645	37,138
FNMA, VRN,
5.63%, 3/1/12(2)	$ 5,302,001	$ 5,591,172	FNMA, 6.00%, 12/1/13(2)	49,443	53,000
FIXED-RATE U.S. GOVERNMENT AGENCY			FNMA, 6.00%, 1/1/14(2)	41,987	45,008
MORTGAGE-BACKED SECURITIES — 30.3%			FNMA, 6.00%, 2/1/14(2)	67,829	72,710
FHLMC, 5.00%, 10/1/10(2)	915,393	942,787	FNMA, 6.00%, 4/1/14(2)	77,639	83,225
FHLMC, 6.50%, 12/1/12(2)	4,077	4,349	FNMA, 5.50%, 12/1/16(2)	318,356	340,467
FHLMC, 6.00%, 1/1/13(2)	50,194	53,570	FNMA, 5.50%, 12/1/16(2)	614,011	656,656
FHLMC, 7.00%, 11/1/13(2)	17,447	18,521	FNMA, 5.00%, 6/1/18	9,385,861	9,973,211
FHLMC, 7.00%, 6/1/14(2)	34,123	36,465	FNMA, 4.50%, 5/1/19(2)	2,888,535	3,042,298
FHLMC, 6.50%, 6/1/16(2)	63,734	68,231	FNMA, 6.50%, 1/1/26(2)	80,541	86,924
FHLMC, 6.50%, 6/1/16(2)	116,551	125,287	FNMA, 7.00%, 12/1/27(2)	8,942	9,882
FHLMC, 5.00%, 11/1/17(2)	1,496,829	1,594,708	FNMA, 6.50%, 1/1/28(2)	6,005	6,481
FHLMC, 4.50%, 1/1/19(2)	168,825	178,340	FNMA, 7.00%, 1/1/28(2)	5,738	6,341
FHLMC, 5.00%, 1/1/21(2)	7,386,563	7,821,100	FNMA, 7.50%, 4/1/28(2)	25,784	28,872
FHLMC, 5.00%, 4/1/21(2)	2,675,404	2,832,793	FNMA, 7.00%, 5/1/28(2)	78,649	86,962
FHLMC, 7.00%, 9/1/27(2)	13,907	15,309	FNMA, 7.00%, 6/1/28(2)	4,094	4,527
FHLMC, 6.50%, 1/1/28(2)	23,673	25,531	FNMA, 6.50%, 1/1/29(2)	17,235	18,645
FHLMC, 7.00%, 2/1/28(2)	3,477	3,827	FNMA, 6.50%, 4/1/29(2)	55,390	59,867
FHLMC, 6.50%, 3/1/29(2)	131,460	141,797	FNMA, 7.00%, 7/1/29(2)	32,706	36,164
FHLMC, 6.50%, 6/1/29(2)	92,922	100,171	FNMA, 7.00%, 7/1/29(2)	38,203	42,261
FHLMC, 7.00%, 8/1/29(2)	14,374	15,806	FNMA, 7.50%, 7/1/29(2)	102,082	114,382
FHLMC, 7.50%, 8/1/29(2)	26,066	29,276	FNMA, 7.50%, 8/1/30(2)	56,971	63,849
FHLMC, 6.50%, 5/1/31(2)	2,740	2,951	FNMA, 7.50%, 9/1/30(2)	35,736	40,039
FHLMC, 6.50%, 5/1/31(2)	59,918	64,517	FNMA, 7.00%, 9/1/31(2)	231,458	255,642
FHLMC, 6.50%, 6/1/31(2)	804	866	FNMA, 6.50%, 1/1/32(2)	106,907	115,381
FHLMC, 6.50%, 6/1/31(2)	953	1,026	FNMA, 7.00%, 6/1/32(2)	1,059,323	1,167,724
FHLMC, 6.50%, 6/1/31(2)	3,843	4,138	FNMA, 6.50%, 8/1/32(2)	401,251	433,055
FHLMC, 6.50%, 6/1/31(2)	5,596	6,025	FNMA, 5.50%, 2/1/33	36,877,416	38,803,876
FHLMC, 6.50%, 6/1/31(2)	8,718	9,387	FNMA, 5.00%, 6/1/33	29,807,336	30,964,713
FHLMC, 6.50%, 6/1/31(2)	46,436	50,001	FNMA, 5.50%, 6/1/33(2)	2,417,911	2,544,222
FHLMC, 5.50%, 12/1/33(2)	1,820,811	1,916,499	FNMA, 5.50%, 7/1/33(2)	11,471,968	12,071,259
FHLMC, 6.00%, 9/1/35	44,401,707	47,172,651	FNMA, 5.00%, 8/1/33	7,698,092	7,993,105
FHLMC, 5.50%, 12/1/37	9,509,642	9,969,275	FNMA, 5.50%, 8/1/33(2)	2,176,733	2,290,444
FHLMC, 5.50%, 1/1/38(2)	12,058,551	12,650,802	FNMA, 5.50%, 9/1/33(2)	2,781,062	2,926,343
FHLMC, 5.50%, 4/1/38(2)	15,461,392	16,208,693	FNMA, 5.00%, 11/1/33(2)	18,296,111	18,997,271
FHLMC, 6.00%, 8/1/38	2,523,400	2,666,934	FNMA, 5.50%, 1/1/34(2)	5,991,726	6,311,035
FHLMC, 6.50%, 7/1/47(2)	382,313	406,104	FNMA, 5.50%, 2/1/34	10,579,252	11,131,907
FNMA, 6.00%,			FNMA, 5.00%, 3/1/34	10,614,470	11,021,247
settlement date 10/15/09(3)	6,454,681	6,808,682

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 4.50%, 1/1/35	$ 33,695,545	$ 34,344,886	GNMA, 7.00%, 4/15/28(2)	$ 2,718	$ 2,997
FNMA, 5.00%, 6/1/35	20,768,878	21,545,331	GNMA, 6.50%, 5/15/28(2)	2,109	2,280
FNMA, 5.00%, 7/1/35	38,131,367	39,556,924	GNMA, 6.50%, 5/15/28(2)	5,861	6,337
FNMA, 5.00%, 8/1/35(2)	2,038,411	2,113,344	GNMA, 6.50%, 5/15/28(2)	40,527	43,821
FNMA, 4.50%, 9/1/35(2)	6,892,157	7,016,359	GNMA, 7.00%, 12/15/28(2)	16,378	18,060
FNMA, 5.00%, 10/1/35	11,164,259	11,574,662	GNMA, 7.00%, 5/15/31(2)	95,673	105,719
FNMA, 5.50%, 12/1/35	55,760,739	58,603,956	GNMA, 4.50%, 8/15/33	8,493,590	8,684,696
FNMA, 5.00%, 2/1/36(2)	8,253,304	8,556,699	GNMA, 6.00%, 9/20/38(2)	14,965,154	15,867,052
FNMA, 5.50%, 4/1/36(2)	10,066,573	10,573,571	GNMA, 5.50%, 11/15/38	23,142,310	24,339,201
FNMA, 5.50%, 5/1/36(2)	20,832,786	21,882,021	GNMA, 6.00%, 1/20/39	3,583,451	3,799,551
FNMA, 5.50%, 7/1/36(2)	7,767,905	8,148,209	GNMA, 5.00%, 3/20/39	19,476,031	20,186,443
FNMA, 5.50%, 2/1/37(2)	3,888,344	4,078,711	GNMA, 4.50%, 4/15/39	29,725,349	30,236,254
FNMA, 5.50%, 5/1/37	15,040,021	15,764,605			821,834,766
FNMA, 6.50%, 8/1/37(2)	7,059,457	7,527,441	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 6.00%, 11/1/37	41,273,421	43,629,875	MORTGAGE-BACKED SECURITIES
			(Cost $808,550,939)		827,425,938
FNMA, 5.50%, 12/1/37	36,489,459	38,247,415
FNMA, 5.50%, 2/1/38(2)	6,855,269	7,182,322	Corporate Bonds — 26.7%
FNMA, 5.50%, 6/1/38	9,756,366	10,221,826	AEROSPACE & DEFENSE — 0.7%
FNMA, 6.00%, 9/1/38	3,675,490	3,873,277	BAE Systems Holdings, Inc.,
			6.375%, 6/1/19(2)(4)	2,700,000	2,984,650
FNMA, 6.00%, 11/1/38	5,693,017	5,999,372
FNMA, 5.50%, 12/1/38	29,464,088	30,869,771	Boeing Co. (The),
			5.875%, 2/15/40(2)	1,000,000	1,095,046
FNMA, 5.00%, 1/1/39	11,259,486	11,649,886	Honeywell International, Inc.,
FNMA, 4.50%, 2/1/39	19,443,250	19,722,666	5.30%, 3/15/17(2)	675,000	730,313
FNMA, 6.50%, 6/1/47(2)	283,878	302,076	Honeywell International, Inc.,
FNMA, 6.50%, 8/1/47(2)	761,145	809,938	5.30%, 3/1/18(2)	610,000	657,756
FNMA, 6.50%, 8/1/47(2)	954,613	1,015,808	L-3 Communications Corp.,
			5.20%, 10/15/19(4)(5)	2,020,000	2,030,100
FNMA, 6.50%, 9/1/47(2)	114,557	121,900
			Lockheed Martin Corp.,
FNMA, 6.50%, 9/1/47(2)	829,572	882,751	7.65%, 5/1/16(2)	1,700,000	2,054,735
FNMA, 6.50%, 9/1/47(2)	927,096	986,527	Lockheed Martin Corp.,
FNMA, 6.50%, 9/1/47(2)	2,752,817	2,929,284	6.15%, 9/1/36(2)	1,923,000	2,208,925
GNMA, 7.50%, 8/20/17(2)	36,571	39,717	Northrop Grumman Corp.,
			3.70%, 8/1/14(2)	1,300,000	1,324,715
GNMA, 7.00%, 11/15/22(2)	46,973	51,701
GNMA, 8.75%, 3/15/25(2)	45,964	52,687	United Technologies Corp.,
			6.125%, 2/1/19(2)	2,660,000	3,048,876
GNMA, 7.00%, 4/20/26(2)	9,774	10,680	United Technologies Corp.,
GNMA, 7.50%, 8/15/26(2)	18,779	21,016	6.05%, 6/1/36(2)	1,027,000	1,185,601
GNMA, 8.00%, 8/15/26(2)	9,878	11,212	United Technologies Corp.,
			6.125%, 7/15/38(2)	650,000	751,540
GNMA, 7.50%, 4/15/27(2)	1,310	1,467			18,072,257
GNMA, 7.50%, 5/15/27(2)	20,802	23,300
GNMA, 8.00%, 6/15/27(2)	18,563	21,084	AUTOMOBILES — 0.1%
			American Honda Finance
GNMA, 7.50%, 11/15/27(2)	2,215	2,481	Corp., 7.625%, 10/1/18(2)(4)	800,000	926,357
GNMA, 7.00%, 2/15/28(2)	9,936	10,957	Daimler Finance N.A. LLC,
GNMA, 7.50%, 2/15/28(2)	15,305	17,152	5.875%, 3/15/11(2)	710,000	737,035
GNMA, 6.50%, 3/15/28(2)	15,233	16,471			1,663,392

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
BEVERAGES — 0.6%			Morgan Stanley,
Anheuser-Busch			5.625%, 9/23/19(2)	$ 4,000,000	$ 3,940,600
InBev Worldwide, Inc.,			UBS AG (Stamford Branch),
6.875%, 11/15/19(4)	$ 5,280,000	$ 5,974,927	5.75%, 4/25/18(2)	2,000,000	2,035,958
Diageo Capital plc,					57,123,275
5.20%, 1/30/13(2)	1,160,000	1,244,477	CHEMICALS — 0.3%
Dr Pepper Snapple Group,			Dow Chemical Co. (The),
Inc., 6.82%, 5/1/18(2)	4,457,000	5,075,026	4.85%, 8/15/12(2)	1,690,000	1,758,883
PepsiAmericas, Inc.,			Dow Chemical Co. (The),
4.375%, 2/15/14(2)	800,000	835,752	8.55%, 5/15/19(2)	4,050,000	4,560,425
SABMiller plc,			E.I. du Pont de Nemours
6.20%, 7/1/11(2)(4)	2,060,000	2,197,925	& Co., 5.00%, 1/15/13(2)	700,000	758,897
		15,328,107	Mosaic Co. (The),
BIOTECHNOLOGY — 0.2%			7.625%, 12/1/16(2)(4)	1,500,000	1,600,992
Amgen, Inc.,			Rohm & Haas Co.,
5.85%, 6/1/17(2)	2,560,000	2,820,611	5.60%, 3/15/13(2)	550,000	574,867
Amgen, Inc.,					9,254,064
6.40%, 2/1/39(2)	1,580,000	1,817,534	COMMERCIAL BANKS — 0.6%
		4,638,145	Barclays Bank plc,
CAPITAL MARKETS — 2.1%			5.00%, 9/22/16(2)	1,440,000	1,461,349
Bank of New York Mellon			BB&T Corp.,
Corp. (The), 4.30%, 5/15/14	2,830,000	3,001,221	5.70%, 4/30/14(2)	1,680,000	1,821,935
Bear Stearns Cos., Inc.			PNC Bank N.A.,
(The), 6.40%, 10/2/17(2)	3,617,000	3,941,022	4.875%, 9/21/17(2)	882,000	844,323
Credit Suisse (New York),			PNC Bank N.A.,
5.00%, 5/15/13(2)	4,330,000	4,587,821	6.00%, 12/7/17(2)	730,000	747,670
Credit Suisse (New York),			SunTrust Bank,
5.50%, 5/1/14(2)	2,320,000	2,496,561	7.25%, 3/15/18(2)	320,000	334,758
Credit Suisse (New York),			Wachovia Bank N.A.,
5.30%, 8/13/19(2)	3,300,000	3,390,120	4.80%, 11/1/14(2)	1,500,000	1,524,608
Deutsche Bank			Wachovia Bank N.A.,
AG (London),			4.875%, 2/1/15(2)	3,320,000	3,410,058
4.875%, 5/20/13(2)	810,000	863,791	Wells Fargo & Co.,
Goldman Sachs Group, Inc.			4.375%, 1/31/13(2)	2,310,000	2,387,949
(The), 6.00%, 5/1/14(2)	3,600,000	3,920,634	Wells Fargo & Co.,
Goldman Sachs Group, Inc.			5.625%, 12/11/17(2)	2,000,000	2,104,228
(The), 5.125%, 1/15/15(2)	3,520,000	3,683,944	Wells Fargo Bank N.A.,
Goldman Sachs Group, Inc.			6.45%, 2/1/11(2)	900,000	948,314
(The), 6.15%, 4/1/18(2)	1,600,000	1,685,845			15,585,192
Goldman Sachs Group, Inc.			COMMERCIAL SERVICES & SUPPLIES — 0.6%
(The), 7.50%, 2/15/19(2)	6,070,000	6,953,713
			Allied Waste North America,
Jefferies Group, Inc.,			Inc., 6.375%, 4/15/11(2)	2,500,000	2,609,253
8.50%, 7/15/19(2)	2,000,000	2,120,270
			Corrections Corp. of
Merrill Lynch & Co., Inc.,			America, 6.25%, 3/15/13(2)	3,870,000	3,831,300
6.15%, 4/25/13(2)	1,965,000	2,081,485
			Corrections Corp. of
Morgan Stanley,			America, 7.75%, 6/1/17(2)	1,800,000	1,867,500
6.00%, 4/28/15(2)	3,310,000	3,510,040
			Republic Services, Inc.,
Morgan Stanley,			5.50%, 9/15/19(2)(4)	2,000,000	2,064,880
6.625%, 4/1/18(2)	3,480,000	3,685,817
			Waste Management, Inc.,
Morgan Stanley,			7.375%, 3/11/19(2)	4,500,000	5,246,005
7.30%, 5/13/19(2)	4,740,000	5,224,433
					15,618,938

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
COMMUNICATIONS EQUIPMENT — 0.1%			Bank of America Corp.,
Cisco Systems, Inc.,			7.625%, 6/1/19(2)	$ 1,790,000	$ 2,020,477
4.95%, 2/15/19(2)	$ 1,600,000	$ 1,685,045	Bank of America N.A.,
Harris Corp.,			5.30%, 3/15/17(2)	4,939,000	4,746,759
6.375%, 6/15/19(2)	1,000,000	1,105,735	Bank of America N.A.,
		2,790,780	6.00%, 10/15/36(2)	1,825,000	1,804,509
COMPUTERS & PERIPHERALS — 0.2%			BP Capital Markets plc,
			5.25%, 11/7/13(2)	1,950,000	2,138,856
Dell, Inc., 3.375%, 6/15/12	1,000,000	1,036,972
			Citigroup, Inc.,
Dell, Inc., 5.875%, 6/15/19	3,000,000	3,222,138	5.50%, 4/11/13(2)	6,065,000	6,213,368
		4,259,110	Citigroup, Inc.,
CONSUMER FINANCE — 0.9%			5.50%, 10/15/14(2)	1,360,000	1,360,076
American Express Centurion			Citigroup, Inc.,
Bank, 5.55%, 10/17/12(2)	1,700,000	1,803,559	6.125%, 5/15/18(2)	2,940,000	2,899,625
American Express Co.,			Citigroup, Inc.,
7.25%, 5/20/14(2)	3,500,000	3,937,955	8.50%, 5/22/19(2)	1,200,000	1,356,883
Capital One Bank USA N.A.,			Citigroup, Inc.,
8.80%, 7/15/19(2)	3,000,000	3,473,751	8.125%, 7/15/39(2)	2,600,000	2,919,173
Capital One Capital V,			JPMorgan Chase & Co.,
10.25%, 8/15/39(2)	1,800,000	1,994,016	4.65%, 6/1/14(2)	5,360,000	5,598,579
General Electric Capital			JPMorgan Chase & Co.,
Corp., 5.90%, 5/13/14(2)	3,000,000	3,221,421	6.00%, 1/15/18(2)	9,530,000	10,245,560
General Electric Capital			JPMorgan Chase Bank
Corp., 5.625%, 9/15/17(2)	3,080,000	3,123,647	National Association,
General Electric Capital			5.875%, 6/13/16(2)	1,250,000	1,311,650
Corp., 6.00%, 8/7/19(2)	3,000,000	3,048,942			57,699,334
General Electric Capital			DIVERSIFIED TELECOMMUNICATION
Corp., 6.875%, 1/10/39(2)	1,170,000	1,229,332	SERVICES — 2.0%
John Deere Capital Corp.,			Alltel Corp.,
4.50%, 4/3/13(2)	600,000	635,077	7.875%, 7/1/32(2)	1,190,000	1,469,544
John Deere Capital Corp.,			AT&T, Inc., 6.25%, 3/15/11(2)	1,580,000	1,685,086
4.90%, 9/9/13(2)	1,200,000	1,284,768
			AT&T, Inc., 6.70%, 11/15/13(2)	2,170,000	2,461,199
		23,752,468
			AT&T, Inc., 5.10%, 9/15/14(2)	1,000,000	1,079,586
CONTAINERS & PACKAGING — 0.1%
			AT&T, Inc., 6.80%, 5/15/36(2)	1,000,000	1,116,802
Ball Corp., 6.875%,
12/15/12(2)	3,351,000	3,392,887	AT&T, Inc., 6.55%, 2/15/39(2)	4,440,000	4,858,510
Ball Corp., 7.125%, 9/1/16(2)	500,000	512,500	Cellco Partnership/Verizon
		3,905,387	Wireless Capital LLC,
			5.55%, 2/1/14(2)(4)	1,580,000	1,709,453
DIVERSIFIED CONSUMER SERVICES — 0.1%			Cellco Partnership/Verizon
Board of Trustees of			Wireless Capital LLC,
The Leland Stanford			8.50%, 11/15/18(2)(4)	5,000,000	6,255,230
Junior University (The),			CenturyTel, Inc.,
3.625%, 5/1/14(2)	2,120,000	2,196,846
			7.60%, 9/15/39(2)	2,420,000	2,419,262
DIVERSIFIED FINANCIAL SERVICES — 2.1%			Deutsche Telekom
Bank of America Corp.,			International Finance BV,
4.90%, 5/1/13(2)	3,050,000	3,130,328	6.75%, 8/20/18(2)	2,210,000	2,479,264
Bank of America Corp.,			Deutsche Telekom
6.50%, 8/1/16(2)	10,130,000	10,667,731	International Finance BV,
Bank of America Corp.,			8.75%, 6/15/30(2)	800,000	1,039,049
5.65%, 5/1/18(2)	1,300,000	1,285,760	Embarq Corp.,
			7.08%, 6/1/16(2)	944,000	1,027,299

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
France Telecom SA,			Florida Power Corp.,
4.375%, 7/8/14(2)	$ 3,140,000	$ 3,295,854	5.65%, 6/15/18(2)	$ 790,000	$ 870,849
Koninklijke KPN NV,			Florida Power Corp.,
8.375%, 10/1/30(2)	820,000	1,059,862	6.35%, 9/15/37(2)	540,000	636,137
Qwest Corp.,			Niagara Mohawk Power
7.875%, 9/1/11(2)	1,950,000	2,020,688	Corp., 4.88%, 8/15/19(4)	1,600,000	1,632,688
Qwest Corp.,			Pacificorp, 6.00%,
7.50%, 10/1/14(2)	800,000	812,000	1/15/39(2)	2,340,000	2,630,389
Sprint Capital Corp.,			Progress Energy, Inc.,
7.625%, 1/30/11(2)	2,870,000	2,952,512	6.05%, 3/15/14(2)	950,000	1,043,147
Telecom Italia Capital SA,			Southern California Edison
4.00%, 1/15/10(2)	1,263,000	1,271,727	Co., 5.625%, 2/1/36(2)	780,000	848,212
Telecom Italia Capital SA,			Toledo Edison Co. (The),
6.18%, 6/18/14(2)	4,410,000	4,789,613	6.15%, 5/15/37(2)	425,000	445,204
Telefonica Emisiones SAU,					25,704,617
5.98%, 6/20/11(2)	750,000	799,597	ELECTRICAL EQUIPMENT(6)
Telefonica Emisiones SAU,			Roper Industries, Inc.,
5.88%, 7/15/19(2)	2,800,000	3,048,872	6.25%, 9/1/19(2)	1,340,000	1,393,572
Telefonica Emisiones SAU,			ELECTRONIC EQUIPMENT,
7.05%, 6/20/36(2)	1,600,000	1,900,158	INSTRUMENTS & COMPONENTS — 0.2%
Verizon Communications,			Corning, Inc.,
Inc., 8.75%, 11/1/18(2)	2,670,000	3,341,868	6.625%, 5/15/19(2)	5,705,000	6,252,361
Verizon Communications,			ENERGY EQUIPMENT & SERVICES — 0.3%
Inc., 6.25%, 4/1/37(2)	489,000	510,634	Pride International, Inc.,
Verizon Communications,			8.50%, 6/15/19(2)	3,600,000	3,978,000
Inc., 6.40%, 2/15/38(2)	870,000	932,994	Weatherford International
Verizon Wireless Capital			Ltd., 9.625%, 3/1/19(2)	3,000,000	3,761,640
LLC, 3.75%, 5/20/11(2)(4)	300,000	309,694			7,739,640
		54,646,357	FOOD & STAPLES RETAILING — 0.9%
ELECTRIC UTILITIES — 0.9%			CVS Caremark Corp.,
Carolina Power & Light Co.,			6.60%, 3/15/19(2)	5,000,000	5,646,430
5.15%, 4/1/15(2)	1,123,000	1,212,474	Delhaize Group SA,
Carolina Power & Light Co.,			5.875%, 2/1/14(2)	2,560,000	2,760,745
5.25%, 12/15/15(2)	545,000	594,818	Kroger Co. (The),
Carolina Power & Light Co.,			6.80%, 4/1/11(2)	3,170,000	3,396,218
5.30%, 1/15/19(2)	770,000	835,709	Kroger Co. (The),
Cleveland Electric			5.00%, 4/15/13(2)	1,580,000	1,668,600
Illuminating Co. (The),			Safeway, Inc.,
5.70%, 4/1/17(2)	908,000	957,144	5.80%, 8/15/12(2)	1,670,000	1,811,681
Duke Energy Carolinas LLC,			Safeway, Inc.,
7.00%, 11/15/18(2)	1,670,000	2,002,659	5.00%, 8/15/19	1,750,000	1,793,003
Duke Energy Corp.,			SYSCO Corp.,
6.30%, 2/1/14(2)	1,570,000	1,738,843	4.20%, 2/12/13(2)	1,170,000	1,218,672
Duke Energy Corp.,			Wal-Mart Stores, Inc.,
3.95%, 9/15/14(2)	4,010,000	4,074,802	3.00%, 2/3/14(2)	2,260,000	2,297,708
Exelon Generation Co. LLC,			Wal-Mart Stores, Inc.,
5.20%, 10/1/19(2)	2,420,000	2,451,978	5.875%, 4/5/27(2)	1,060,000	1,148,574
FirstEnergy Corp.,			Wal-Mart Stores, Inc.,
6.45%, 11/15/11(2)	96,000	103,904	6.50%, 8/15/37(2)	850,000	995,492
FirstEnergy Solutions Corp.,			Wal-Mart Stores, Inc.,
6.05%, 8/15/21(2)(4)	3,500,000	3,625,660	6.20%, 4/15/38(2)	640,000	730,950
					23,468,073

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
FOOD PRODUCTS — 0.6%			Yum! Brands, Inc.,
Bunge Ltd. Finance Corp.,			5.30%, 9/15/19(2)	$ 2,120,000	$ 2,133,634
8.50%, 6/15/19(2)	$ 1,000,000	$ 1,154,792	Yum! Brands, Inc.,
General Mills, Inc.,			6.875%, 11/15/37(2)	560,000	622,426
5.65%, 9/10/12(2)	1,460,000	1,594,866			8,516,971
General Mills, Inc.,			HOUSEHOLD DURABLES — 0.1%
5.25%, 8/15/13(2)	1,410,000	1,535,886	Toll Brothers Finance Corp.,
General Mills, Inc.,			6.75%, 11/1/19(2)	1,600,000	1,597,978
5.65%, 2/15/19(2)	1,660,000	1,801,128	Whirlpool Corp.,
Kellogg Co.,			8.60%, 5/1/14(2)	800,000	895,924
4.45%, 5/30/16(2)	2,400,000	2,514,684			2,493,902
Kraft Foods, Inc.,			HOUSEHOLD PRODUCTS — 0.1%
6.00%, 2/11/13(2)	830,000	891,224
			Kimberly-Clark Corp.,
Kraft Foods, Inc.,			6.125%, 8/1/17(2)	560,000	638,782
6.75%, 2/19/14(2)	1,190,000	1,329,360
			Kimberly-Clark Corp.,
Kraft Foods, Inc.,			7.50%, 11/1/18(2)	820,000	1,022,710
6.125%, 2/1/18(2)	2,660,000	2,823,353
					1,661,492
Ralcorp Holdings, Inc.,
6.625%, 8/15/39(2)(4)	2,500,000	2,641,708	INDUSTRIAL CONGLOMERATES — 0.4%
		16,287,001	General Electric Co.,
			5.00%, 2/1/13(2)	2,734,000	2,887,191
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%			General Electric Co.,
Baxter International, Inc.,			5.25%, 12/6/17(2)	4,251,000	4,369,803
4.00%, 3/1/14(2)	1,620,000	1,690,778
			Hutchison Whampoa
Baxter International, Inc.,			International 09/16 Ltd.,
5.90%, 9/1/16(2)	1,130,000	1,272,241	4.625%, 9/11/15(2)(4)	3,600,000	3,583,289
Baxter International, Inc.,					10,840,283
5.375%, 6/1/18(2)	650,000	705,645
			INSURANCE — 0.9%
Baxter International, Inc.,
6.25%, 12/1/37(2)	590,000	688,307	Allstate Corp. (The),
			7.45%, 5/16/19	3,300,000	3,940,246
St. Jude Medical, Inc.,
4.875%, 7/15/19(2)	2,400,000	2,477,167	Berkshire Hathaway Finance
			Corp., 5.00%, 8/15/13(2)	790,000	859,087
		6,834,138	International Lease Finance
HEALTH CARE PROVIDERS & SERVICES — 0.4%			Corp., 5.30%, 5/1/12(2)	950,000	798,954
Express Scripts, Inc.,			MetLife Global Funding I,
5.25%, 6/15/12(2)	1,950,000	2,071,522	5.125%, 4/10/13(2)(4)	2,170,000	2,252,440
Express Scripts, Inc.,			MetLife, Inc.,
7.25%, 6/15/19(2)	1,700,000	2,000,152	6.75%, 6/1/16(2)	3,680,000	4,113,968
HCA, Inc.,			Metropolitan Life
7.875%, 2/15/20(2)(4)	1,630,000	1,640,188	Global Funding I,
Medco Health Solutions,			2.875%, 9/17/12(2)(4)	600,000	598,081
Inc., 7.25%, 8/15/13(2)	4,166,000	4,667,257	New York Life Global
		10,379,119	Funding, 4.65%, 5/9/13(2)(4)	1,630,000	1,717,958
HOTELS, RESTAURANTS & LEISURE — 0.3%			Prudential Financial, Inc.,
McDonald’s Corp.,			3.625%, 9/17/12(2)	1,700,000	1,712,123
5.35%, 3/1/18(2)	1,550,000	1,694,017	Prudential Financial, Inc.,
McDonald’s Corp.,			7.375%, 6/15/19(2)	3,150,000	3,521,634
6.30%, 10/15/37(2)	560,000	658,227	Prudential Financial, Inc.,
Yum! Brands, Inc.,			5.40%, 6/13/35(2)	600,000	502,060
8.875%, 4/15/11(2)	600,000	656,863	Travelers Cos., Inc. (The),
Yum! Brands, Inc.,			5.90%, 6/2/19(2)	3,120,000	3,502,649
6.25%, 3/15/18(2)	2,550,000	2,751,804			23,519,200

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
IT SERVICES — 0.3%			Viacom, Inc.,
International Business			6.25%, 4/30/16(2)	$ 6,080,000	$ 6,567,914
Machines Corp.,			Viacom, Inc.,
5.70%, 9/14/17(2)	$ 8,100,000	$ 8,941,517	5.625%, 9/15/19(2)	1,400,000	1,426,100
LEISURE EQUIPMENT & PRODUCTS — 0.1%					53,051,192
Hasbro, Inc.,			METALS & MINING — 1.0%
6.125%, 5/15/14(2)	1,500,000	1,633,920	Anglo American Capital plc,
MACHINERY — 0.1%			9.375%, 4/8/19(2)(4)	2,250,000	2,738,264
Caterpillar Financial			ArcelorMittal,
Services Corp.,			6.125%, 6/1/18(2)	2,030,000	2,003,709
4.85%, 12/7/12(2)	560,000	595,078	Barrick Gold Corp.,
Caterpillar Financial			6.95%, 4/1/19	3,090,000	3,625,074
Services Corp.,			BHP Billiton Finance USA
5.45%, 4/15/18(2)	1,620,000	1,685,636	Ltd., 6.50%, 4/1/19(2)	2,661,000	3,092,904
		2,280,714	Newmont Mining Corp.,
MEDIA — 2.0%			5.125%, 10/1/19(2)	4,030,000	4,036,025
British Sky Broadcasting			Rio Tinto Finance USA Ltd.,
Group plc, 9.50%,			5.875%, 7/15/13(2)	5,350,000	5,770,103
11/15/18(2)(4)	2,950,000	3,781,558	Rio Tinto Finance USA Ltd.,
Comcast Corp.,			9.00%, 5/1/19(2)	1,250,000	1,537,468
5.90%, 3/15/16(2)	4,404,000	4,740,369	Teck Resources Ltd.,
Comcast Corp.,			10.75%, 5/15/19(2)	2,910,000	3,397,425
6.40%, 5/15/38(2)	650,000	687,881	Vale Overseas Ltd.,
Comcast Corp.,			5.625%, 9/15/19(2)	1,450,000	1,482,606
6.55%, 7/1/39(2)	2,400,000	2,574,096	Xstrata Finance Canada Ltd.,
DirecTV Holdings LLC /			5.80%, 11/15/16(2)(4)	447,000	440,331
DirecTV Financing Co., Inc.,					28,123,909
4.75%, 10/1/14(2)(4)	4,030,000	4,040,075
			MULTILINE RETAIL(6)
Interpublic Group
of Cos., Inc. (The),			Macy’s Retail Holdings, Inc.,
10.00%, 7/15/17(2)(4)	1,000,000	1,085,000	5.35%, 3/15/12(2)	396,000	387,492
News America, Inc.,			Nordstrom, Inc.,
6.90%, 8/15/39(2)(4)	2,650,000	2,830,380	6.75%, 6/1/14(2)	700,000	768,976
Omnicom Group, Inc.,					1,156,468
6.25%, 7/15/19(2)	4,000,000	4,323,000	MULTI-UTILITIES — 1.0%
Pearson Dollar Finance Two			CenterPoint Energy
plc, 6.25%, 5/6/18(2)(4)	920,000	973,760	Resources Corp.,
Rogers Cable, Inc.,			6.125%, 11/1/17(2)	560,000	588,871
6.25%, 6/15/13(2)	1,600,000	1,731,528	CenterPoint Energy
Time Warner Cable, Inc.,			Resources Corp.,
5.40%, 7/2/12(2)	4,410,000	4,715,913	6.25%, 2/1/37(2)	950,000	917,132
Time Warner Cable, Inc.,			Dominion Resources, Inc.,
6.75%, 7/1/18(2)	4,400,000	4,870,373	4.75%, 12/15/10(2)	584,000	604,434
Time Warner, Inc.,			Dominion Resources, Inc.,
5.50%, 11/15/11(2)	2,105,000	2,239,655	6.40%, 6/15/18(2)	5,000,000	5,608,105
Time Warner, Inc.,			Georgia Power Co.,
6.875%, 5/1/12(2)	2,380,000	2,621,879	6.00%, 11/1/13(2)	1,670,000	1,871,547
Time Warner, Inc.,			NSTAR Electric Co.,
7.625%, 4/15/31(2)	1,006,000	1,130,851	5.625%, 11/15/17(2)	1,910,000	2,091,242
Time Warner, Inc.,			Pacific Gas & Electric Co.,
7.70%, 5/1/32(2)	2,390,000	2,710,860	4.20%, 3/1/11(2)	2,247,000	2,327,085

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Pacific Gas & Electric Co.,			Kinder Morgan
5.80%, 3/1/37(2)	$ 367,000	$ 398,841	Energy Partners LP,
Pacific Gas & Electric Co.,			6.50%, 9/1/39(2)	$ 2,020,000	$ 2,061,705
6.35%, 2/15/38(2)	610,000	713,194	Magellan Midstream
PG&E Corp.,			Partners LP,
5.75%, 4/1/14(2)	3,870,000	4,230,483	6.55%, 7/15/19(2)	2,350,000	2,616,159
Public Service Co. of			Marathon Oil Corp.,
Colorado, 5.80%, 8/1/18(2)	790,000	883,568	7.50%, 2/15/19(2)	1,600,000	1,848,670
Sempra Energy,			Nexen, Inc.,
8.90%, 11/15/13(2)	3,740,000	4,375,549	5.65%, 5/15/17(2)	1,770,000	1,772,046
Sempra Energy,			Nexen, Inc.,
6.50%, 6/1/16(2)	1,190,000	1,317,558	6.20%, 7/30/19(2)	2,610,000	2,712,810
Sempra Energy,			Nexen, Inc.,
9.80%, 2/15/19(2)	1,840,000	2,361,046	6.40%, 5/15/37(2)	1,990,000	1,943,999
		28,288,655	Plains All American Pipeline
			LP, 8.75%, 5/1/19(2)	5,060,000	6,084,306
OIL, GAS & CONSUMABLE FUELS — 2.7%
			Plains All American Pipeline
Anadarko Petroleum Corp.,			LP/PAA Finance Corp.,
5.95%, 9/15/16(2)	2,800,000	2,972,612
			4.25%, 9/1/12(2)	1,500,000	1,543,428
Anadarko Petroleum Corp.,			Shell International Finance
6.95%, 6/15/19(2)	1,000,000	1,116,884
			BV, 4.30%, 9/22/19(2)	4,220,000	4,250,587
Anadarko Petroleum Corp.,			Shell International Finance
6.45%, 9/15/36(2)	3,750,000	3,884,385
			BV, 6.375%, 12/15/38(2)	860,000	1,025,200
Cenovus Energy, Inc.,			Talisman Energy, Inc.,
4.50%, 9/15/14(2)(4)	2,260,000	2,312,229
			7.75%, 6/1/19(2)	3,250,000	3,829,218
ConocoPhillips,			Williams Cos., Inc. (The),
6.50%, 2/1/39(2)	2,270,000	2,625,965
			8.75%, 1/15/20(2)	1,630,000	1,877,726
El Paso Corp.,			XTO Energy, Inc.,
7.875%, 6/15/12(2)	2,000,000	2,069,282
			5.90%, 8/1/12(2)	2,700,000	2,918,368
Enbridge Energy Partners			XTO Energy, Inc.,
LP, 6.50%, 4/15/18(2)	1,240,000	1,338,362
			5.30%, 6/30/15(2)	773,000	820,279
EnCana Corp.,			XTO Energy, Inc.,
6.50%, 5/15/19	1,000,000	1,112,492	6.50%, 12/15/18(2)	3,350,000	3,704,758
Enterprise Products			XTO Energy, Inc.,
Operating LLC,			6.10%, 4/1/36(2)	615,000	635,149
6.30%, 9/15/17(2)	5,500,000	5,933,416
Enterprise Products					73,438,008
Operating LLC,			PAPER & FOREST PRODUCTS — 0.2%
6.125%, 10/15/39(5)	1,000,000	1,013,829	International Paper Co.,
EOG Resources, Inc.,			9.375%, 5/15/19(2)	3,000,000	3,518,463
5.625%, 6/1/19(2)	1,800,000	1,974,796	International Paper Co.,
Kerr-McGee Corp.,			7.50%, 8/15/21(2)	2,400,000	2,547,994
6.95%, 7/1/24(2)	2,840,000	3,047,763			6,066,457
Kinder Morgan			PHARMACEUTICALS — 1.3%
Energy Partners LP,			Abbott Laboratories,
6.75%, 3/15/11(2)	450,000	477,381	5.875%, 5/15/16(2)	1,021,000	1,139,954
Kinder Morgan			Abbott Laboratories,
Energy Partners LP,			5.60%, 11/30/17(2)	630,000	695,581
5.95%, 2/15/18(2)	1,250,000	1,309,801
			Abbott Laboratories,
Kinder Morgan			6.00%, 4/1/39(2)	810,000	923,951
Energy Partners LP,
6.85%, 2/15/20(2)	2,380,000	2,604,403	AstraZeneca plc,
			5.40%, 9/15/12(2)	2,420,000	2,654,544

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
AstraZeneca plc,			SEMICONDUCTORS &
5.90%, 9/15/17(2)	$ 830,000	$ 930,406	SEMICONDUCTOR EQUIPMENT — 0.1%
GlaxoSmithKline Capital,			Analog Devices, Inc.,
Inc., 4.85%, 5/15/13(2)	1,630,000	1,753,202	5.00%, 7/1/14(2)	$ 1,550,000	$ 1,630,908
GlaxoSmithKline Capital,			SOFTWARE — 0.2%
Inc., 6.375%, 5/15/38(2)	980,000	1,159,449	Intuit, Inc.,
Merck & Co., Inc.,			5.75%, 3/15/17(2)	1,833,000	1,920,398
5.85%, 6/30/39(2)	1,750,000	1,971,573	Oracle Corp.,
Pfizer, Inc.,			6.125%, 7/8/39(2)	4,130,000	4,667,284
6.20%, 3/15/19(2)	5,090,000	5,747,562			6,587,682
Pfizer, Inc.,			SPECIALTY RETAIL — 0.2%
7.20%, 3/15/39(2)	3,460,000	4,369,928
			GSC Holdings Corp.,
Roche Holdings, Inc.,			8.00%, 10/1/12(2)	1,300,000	1,348,750
5.00%, 3/1/14(2)(4)	2,750,000	2,977,092
			Home Depot, Inc. (The),
Roche Holdings, Inc.,			5.875%, 12/16/36(2)	800,000	778,751
6.00%, 3/1/19(2)(4)	3,970,000	4,427,221
			Staples, Inc.,
Watson Pharmaceuticals,			9.75%, 1/15/14(2)	2,800,000	3,367,695
Inc., 5.00%, 8/15/14(2)	3,600,000	3,695,861			5,495,196
Watson Pharmaceuticals,
Inc., 6.125%, 8/15/19(2)	1,740,000	1,833,346	TOBACCO — 0.3%
Wyeth, 5.95%, 4/1/37(2)	780,000	862,006	Altria Group, Inc.,
			9.25%, 8/6/19(2)	6,180,000	7,564,518
		35,141,676	WIRELESS TELECOMMUNICATION SERVICES — 0.3%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%			American Tower Corp.,
ProLogis, 7.625%, 8/15/14(2)	1,940,000	1,985,400	7.25%, 5/15/19(2)(4)	3,700,000	3,820,250
ProLogis, 5.75%, 4/1/16(2)	750,000	671,914	Rogers Communications,
ProLogis,			Inc., 6.80%, 8/15/18(2)	1,370,000	1,540,510
5.625%, 11/15/16(2)	1,080,000	970,905	Vodafone Group plc,
Simon Property Group LP,			5.00%, 12/16/13(2)	2,070,000	2,210,124
6.75%, 5/15/14(2)	3,770,000	4,048,871	Vodafone Group plc,
Simon Property Group LP,			5.45%, 6/10/19(2)	1,800,000	1,878,277
5.75%, 12/1/15(2)	2,250,000	2,304,715			9,449,161
		9,981,805	TOTAL CORPORATE BONDS
ROAD & RAIL — 0.5%			(Cost $672,790,605)		725,005,437
CSX Corp., 5.75%, 3/15/13(2)	1,680,000	1,793,397	U.S. Treasury Securities — 20.3%
CSX Corp., 7.375%, 2/1/19(2)	4,250,000	5,010,023	U.S. Treasury Bonds,
Norfolk Southern Corp.,			10.625%, 8/15/15(2)	1,500,000	2,152,500
5.75%, 1/15/16(2)(4)	750,000	820,692	U.S. Treasury Bonds,
Norfolk Southern Corp.,			8.125%, 8/15/19(2)	11,000,000	15,334,693
5.75%, 4/1/18(2)	2,400,000	2,615,025	U.S. Treasury Bonds,
Norfolk Southern Corp.,			8.125%, 8/15/21(2)	2,180,000	3,106,160
5.90%, 6/15/19(2)	1,190,000	1,325,465	U.S. Treasury Bonds,
Union Pacific Corp.,			7.125%, 2/15/23(2)	11,817,000	15,855,093
5.75%, 11/15/17(2)	2,780,000	2,985,028	U.S. Treasury Bonds,
		14,549,630	6.125%, 11/15/27(2)	19,206,000	24,409,635

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Bonds,			General Electric Capital
5.25%, 2/15/29(2)	$ 12,000,000	$ 13,938,756	Corp., 2.20%, 6/8/12(2)	$ 9,220,000	$ 9,369,512
U.S. Treasury Bonds,			General Electric Capital
5.375%, 2/15/31(2)	9,500,000	11,296,099	Corp., 2.625%, 12/28/12(2)	20,000,000	20,513,220
U.S. Treasury Bonds,			Goldman Sachs Group, Inc.
4.75%, 2/15/37(2)	5,160,000	5,760,660	(The), 1.625%, 7/15/11(2)	7,100,000	7,174,635
U.S. Treasury Bonds,			HSBC USA, Inc.,
4.25%, 5/15/39(2)	6,300,000	6,521,489	3.125%, 12/16/11(2)	20,000,000	20,783,280
U.S. Treasury Notes,			Morgan Stanley,
0.875%, 4/30/11(2)	60,000,000	60,192,240	2.00%, 9/22/11(2)	6,700,000	6,813,056
U.S. Treasury Notes,			PNC Funding Corp.,
1.00%, 8/31/11(2)	100,000,000	100,226,600	2.30%, 6/22/12(2)	20,000,000	20,374,880
U.S. Treasury Notes,			State Street Bank and Trust
1.875%, 6/15/12(2)	85,000,000	86,374,620	Co., 1.85%, 3/15/11(2)	10,000,000	10,145,270
U.S. Treasury Notes,			State Street Corp.,
4.25%, 9/30/12(2)	6,480,000	7,024,223	2.15%, 4/30/12(2)	12,000,000	12,197,628
U.S. Treasury Notes,			US Bancorp,
2.375%, 8/31/14(2)	164,000,000	164,704,708	1.80%, 5/15/12	18,000,000	18,101,376
U.S. Treasury Notes,			Wells Fargo & Co.,
2.375%, 3/31/16(2)	25,000,000	24,345,725	2.125%, 6/15/12(2)	5,000,000	5,075,580
U.S. Treasury Notes,					183,795,931
3.00%, 8/31/16(2)	10,000,000	10,065,630	TOTAL U.S. GOVERNMENT AGENCY
TOTAL U.S. TREASURY SECURITIES			SECURITIES AND EQUIVALENTS
(Cost $540,197,631)		551,308,831	(Cost $326,041,882)		331,627,308

U.S. Government Agency			Municipal Securities — 2.5%
Securities and Equivalents — 12.2%			California Educational
FIXED-RATE U.S. GOVERNMENT			Facilities Auth. Rev.,
AGENCY SECURITIES — 5.5%			Series 2007 T1,
			(Stanford University),
FHLB, 1.625%, 9/26/12(2)	20,000,000	19,969,600	5.00%, 3/15/39(2)	6,400,000	7,639,104
FHLMC, 2.125%, 3/23/12(2)	10,000,000	10,193,810	California GO, 5.00%,
FHLMC, 1.75%, 6/15/12	15,000,000	15,093,090	2/1/27 (Ambac)(2)	15,000,000	15,969,900
FHLMC, 2.125%, 9/21/12(2)	15,000,000	15,206,475	California GO, (Building
			Bonds), 7.55%, 4/1/39(2)	5,000,000	5,599,550
FHLMC, 5.00%, 1/30/14(2)	18,000,000	19,771,884
FHLMC, 4.875%, 6/13/18(2)	5,395,000	5,893,169	Illinois GO, (Taxable
			Pension), 5.10%, 6/1/33(2)	6,762,000	6,369,195
FNMA, 1.875%, 4/20/12(2)	15,000,000	15,215,970	Metropolitan Water
FNMA, 1.75%, 8/10/12(2)	10,000,000	10,055,340	Reclamation District of
FNMA, 4.375%, 7/17/13(2)	5,461,000	5,924,289	Greater Chicago GO,
			(Building Bonds),
FNMA, 2.75%, 3/13/14(2)	30,000,000	30,507,750	5.72%, 12/1/38(2)	2,200,000	2,427,150
		147,831,377	Missouri Highways &
GOVERNMENT-BACKED			Transportation Commission
CORPORATE BONDS(7) — 6.7%			Rev., (Building Bonds),
Bank of America Corp.,			5.45%, 5/1/33(2)	2,050,000	2,131,939
3.125%, 6/15/12(2)	9,000,000	9,367,767	New Jersey State Turnpike
Citigroup Funding, Inc.,			Auth. Rev., Series 2009 F,
1.875%, 10/22/12	12,000,000	12,035,652	(Building Bonds),
			7.41%, 1/1/40(2)	5,385,000	6,689,516
Citigroup Funding, Inc.,
1.875%, 11/15/12(5)	21,700,000	21,716,275	New York State Dormitory
			Auth. Rev., (Building Bonds),
General Electric Capital			5.63%, 3/15/39(2)	2,650,000	2,805,449
Corp., 1.80%, 3/11/11(2)	10,000,000	10,127,800

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
San Antonio Electric & Gas			MASTR Alternative Loans
Rev., (Building Bonds),			Trust, Series 2003-8, Class
5.99%, 2/1/39(2)	$ 1,700,000	$ 1,915,152	4A1, 7.00%, 12/25/33(2)	$ 93,539	$ 88,066
Texas GO, (Building Bonds),			Wells Fargo Mortgage
5.52%, 4/1/39(2)	5,000,000	5,324,250	Backed Securities Trust,
University of California Rev.,			Series 2006-AR10, Class 5A5
(Building Bonds),			SEQ, VRN, 5.59%, 10/1/09(2)	6,750,000	4,650,301
5.77%, 5/15/43(2)	3,320,000	3,587,160	Wells Fargo Mortgage
Utah GO, Series 2009 D,			Backed Securities Trust,
(Building Bonds),			Series 2006-AR15, Class A1,
4.55%, 7/1/24(2)	6,050,000	6,277,299	VRN, 5.66%, 10/1/09	4,084,054	3,173,565
TOTAL MUNICIPAL SECURITIES			Wells Fargo Mortgage
(Cost $60,532,291)		66,735,664	Backed Securities Trust,
			Series 2006-AR19, Class A1,
Collateralized Mortgage			VRN, 5.63%, 10/1/09(2)	2,013,793	1,515,826
Obligations(1) — 2.2%			Wells Fargo Mortgage
PRIVATE SPONSOR COLLATERALIZED			Backed Securities Trust,
MORTGAGE OBLIGATIONS — 1.5%			Series 2007-15, Class A1,
			6.00%, 11/25/37(2)	3,008,348	2,574,655
Banc of America					40,771,010
Alternative Loan Trust,
Series 2007-2, Class 2A4,			U.S. GOVERNMENT AGENCY COLLATERALIZED
5.75%, 6/25/37(2)	3,154,352	2,621,364	MORTGAGE OBLIGATIONS — 0.7%
Chase Mortgage Finance			FHLMC, Series 2926, Class
Corp., Series 2005 A1,			EW SEQ, 5.00%, 1/15/25(2)	3,054,000	3,196,617
Class 2A2 SEQ, VRN,			FHLMC, Series 3203, Class
5.24%, 10/1/09(2)	3,346,186	2,925,271	VN SEQ, 5.00%, 6/15/22(2)	10,000,000	10,603,919
Countrywide Home Loan			FNMA, Series 1989-35,
Mortgage Pass-Through			Class G SEQ, 9.50%,
Trust, Series 2003-37, Class			7/25/19(2)	22,610	24,750
2A2, VRN, 3.68%, 10/1/09(2)	539,865	263,021	FNMA, Series 2003-10,
Countrywide Home Loan			Class HW SEQ, 5.00%,
Mortgage Pass-Through			11/25/16(2)	3,873,378	3,980,400
Trust, Series 2005-17, Class					17,805,686
1A11, 5.50%, 9/25/35(2)	9,033,017	8,347,309
			TOTAL COLLATERALIZED
Countrywide Home Loan			MORTGAGE OBLIGATIONS
Mortgage Pass-Through			(Cost $56,140,021)		58,576,696
Trust, Series 2007-16, Class
A1, 6.50%, 10/25/37(2)	5,184,843	4,251,922	Commercial Mortgage-Backed
Credit Suisse First Boston			Securities(1) — 2.1%
Mortgage Securities Corp.,
Series 2003 AR28, Class			Banc of America
2A1, VRN, 4.40%, 10/1/09(2)	2,750,155	2,564,097	Commercial Mortgage, Inc.,
			Series 2004-1, Class A3
J.P. Morgan Mortgage Trust,			SEQ, 4.43%, 11/10/39(2)	8,305,000	8,284,703
Series 2005 A4, Class 2A1,
VRN, 5.06%, 10/1/09(2)	5,516,866	4,668,491	Banc of America Large Loan,
			Series 2005 MIB1, Class
J.P. Morgan Mortgage Trust,			A1, VRN, 0.39%, 10/15/09,
Series 2005 A8, Class 6A2,			resets monthly off the
VRN, 5.12%, 10/1/09(2)	563,083	506,873	1-month LIBOR plus 0.15%
J.P. Morgan Mortgage Trust,			with no caps(2)(4)	970,243	832,419
Series 2006 A3, Class 2A1
SEQ, VRN, 5.59%, 10/1/09	2,949,510	2,620,249

Diversified Bond

	Principal				Principal
	Amount	Value			Amount	Value
Bear Stearns Commercial			Merrill Lynch Floating Trust,
Mortgage Securities Trust,			Series 2006-1, Class A1,
Series 2006 BBA7, Class			VRN, 0.31%, 10/15/09,
A1, VRN, 0.35%, 10/15/09,			resets monthly off the
resets monthly off the			1-month LIBOR plus 0.07%
1-month LIBOR plus 0.11%			with no caps(2)(4)		$ 1,695,608	$ 1,301,375
with no caps(2)(4)	$ 3,299,495	$ 2,730,818	TOTAL COMMERCIAL
Chase Manhattan Bank-First			MORTGAGE-BACKED SECURITIES
Union National Bank, Series			(Cost $57,046,687)			56,673,588
1999-1, Class C, VRN,
7.625%, 10/1/09(2)	1,200,000	1,209,341	Sovereign Governments
Commercial Mortgage Pass-			& Agencies — 1.6%
Through Certificates, Series			Brazilian Government
2005 F10A, Class A1, VRN,			International Bond,
0.34%, 10/15/09, resets			5.875%, 1/15/19(2)		4,930,000	5,324,400
monthly off the 1-month			German Federal Republic,
LIBOR plus 0.10% with			3.50%, 7/4/19	EUR	17,200,000	25,757,305
no caps(2)(4)	116,959	116,152
Credit Suisse Mortgage			Hydro Quebec, Series HY,
			8.40%, 1/15/22(2)		$ 246,000	326,869
Capital Certificates, Series
2007 TF2A, Class A1, VRN,			Poland Government
0.42%, 10/15/09, resets			International Bond,
monthly off the 1-month			6.375%, 7/15/19(2)		1,750,000	1,975,318
LIBOR plus 0.18% with			Province of Ontario Canada,
no caps(2)(4)	3,726,764	2,769,400	5.45%, 4/27/16(2)		3,630,000	4,062,206
GMAC Commercial			United Mexican States,
Mortgage Securities, Inc.,			5.95%, 3/19/19(2)		6,130,000	6,467,150
Series 2005 C1, Class A2			TOTAL SOVEREIGN
SEQ, 4.47%, 5/10/43(2)	10,220,613	10,281,476	GOVERNMENTS & AGENCIES
Greenwich Capital			(Cost $42,756,154)			43,913,248
Commercial Funding Corp.,			Asset-Backed Securities(1) — 0.1%
Series 2006 FL4A, Class A1,
VRN, 0.34%, 10/5/09, resets			CNH Equipment Trust, Series
monthly off the 1-month			2007 C, Class A3A SEQ,
LIBOR plus 0.09% with			5.21%, 12/15/11(2)		1,397,701	1,410,295
no caps(2)(4)	473,761	394,058	Detroit Edison Securitization
Heller Financial Commercial			Funding LLC, Series 2001-1,
Mortgage Asset, Series 2000			Class A4 SEQ,
PH1, Class D, VRN,			6.19%, 3/1/13(2)		617,282	647,904
8.36%, 10/1/09	5,000,000	5,038,446	SLM Student Loan Trust,
LB-UBS Commercial			Series 2006-5, Class A2,
Mortgage Trust, Series 2003			VRN, 0.49%, 10/26/09,
C3, Class A3 SEQ, 3.85%,			resets quarterly off the
5/15/27(2)	10,361,447	10,370,166	3-month LIBOR minus
LB-UBS Commercial			0.01% with no caps(2)		363,472	363,241
Mortgage Trust, Series 2005			SLM Student Loan Trust,
C2, Class A2 SEQ,			Series 2006-10, Class A2,
4.82%, 4/15/30(2)	6,278,258	6,344,263	VRN, 0.51%, 10/26/09,
LB-UBS Commercial			resets quarterly off the
Mortgage Trust, Series 2005			3-month LIBOR plus 0.01%
C3, Class A3 SEQ, 4.65%,			with no caps(2)		103,979	103,983
7/15/30(2)	6,984,000	7,000,971

Diversified Bond

	Principal
	Amount	Value
SLM Student Loan Trust,
Series 2007-8, Class A1,
VRN, 0.73%, 10/26/09,
resets quarterly off the
3-month LIBOR plus 0.23%
with no caps(2)	$ 1,547,381	$ 1,547,526
TOTAL ASSET-BACKED SECURITIES
(Cost $4,029,477)		4,072,949
	Shares
Temporary Cash Investments — 2.7%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares(2)	631,949	631,949
Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 3.375%, 6/30/13,
valued at $74,102,114), in a joint trading
account at 0.03%, dated 9/30/09, due
10/1/09 (Delivery value $72,649,061)		72,649,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $73,280,949)		73,280,949
TOTAL INVESTMENT
SECURITIES — 100.9%
(Cost $2,641,366,636)		2,738,620,608
OTHER ASSETS
AND LIABILITIES — (0.9)%		(24,512,445)
TOTAL NET ASSETS — 100.0%		$2,714,108,163

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date		Value	Unrealized Gain (Loss)
17,694,771 EUR for USD	10/30/09		$25,893,643	$116,874

(Value on Settlement Date $26,010,517)

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$7,600,000 Pay quarterly a fixed rate equal to 0.12%
multiplied by the notional amount and
receive from Barclays Bank plc upon each
default event of Pfizer, Inc., par value of the
proportional notional amount of Pfizer, Inc.,
4.65%, 3/1/18. Expires March 2017.			—	$184,600

Diversified Bond

Notes to Schedule of Investments
Ambac = Ambac Assurance Corporation
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
EUR = Euro
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Final maturity indicated, unless otherwise noted.
(2) Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, and/or swap agreements. At the period end, the aggregate value of securities pledged was $46,383,000.
(3) Forward commitment.
(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$82,137,294, which represented 3.0% of total net assets.
(5) When-issued security.
(6) Industry is less than 0.05% of total net assets.
(7) The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

See Notes to Financial Statements.

High-Yield

SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 94.9%			COMMERCIAL SERVICES & SUPPLIES — 3.2%
AEROSPACE & DEFENSE — 1.2%			ACCO Brands Corp.,
			10.625%, 3/15/15(1)(2)	$ 500,000	$ 525,000
Bombardier, Inc.,			Allied Waste North America,
8.00%, 11/15/14(1)(2)	$ 750,000	$ 772,500
			Inc., 7.875%, 4/15/13(2)	750,000	769,337
Hawker Beechcraft			ARAMARK Corp.,
Acquisition Co. LLC/Hawker			8.50%, 2/1/15(2)	1,350,000	1,368,562
Beechcraft Notes Co. PIK,
8.875%, 4/1/15(2)	1,000,000	645,000	Cenveo Corp.,
			7.875%, 12/1/13(2)	1,250,000	1,009,375
L-3 Communications Corp.,
6.125%, 7/15/13(2)	675,000	686,813	Cenveo Corp.,
			8.375%, 6/15/14(2)	350,000	247,188
L-3 Communications Corp.,
6.375%, 10/15/15(2)	250,000	253,750	Corrections Corp. of
			America, 6.25%, 3/15/13(2)	700,000	693,000
		2,358,063
AUTO COMPONENTS — 1.0%			Corrections Corp. of
			America, 7.75%, 6/1/17(2)	1,300,000	1,348,750
Goodyear Tire & Rubber Co.			Iron Mountain, Inc.,
(The), 9.00%, 7/1/15(2)	1,000,000	1,042,500
			8.375%, 8/15/21(2)	500,000	517,500
Goodyear Tire & Rubber Co.					6,478,712
(The), 10.50%, 5/15/16(2)	500,000	545,000
Tenneco, Inc.,			COMPUTERS & PERIPHERALS — 0.3%
8.125%, 11/15/15(2)	500,000	487,500	Seagate Technology HDD
			Holdings, 6.80%, 10/1/16(2)	650,000	599,625
		2,075,000
AUTOMOBILES — 0.3%			CONSUMER FINANCE — 5.9%
Ford Motor Co.,			American General Finance
			Corp., 4.875%, 7/15/12(2)	2,000,000	1,552,872
7.45%, 7/16/31(2)	650,000	529,750
BUILDING PRODUCTS — 0.8%			Capital One Capital V,
			10.25%, 8/15/39(2)	1,000,000	1,107,787
Masco Corp.,			Ford Motor Credit Co. LLC,
6.125%, 10/3/16	1,000,000	949,730	7.375%, 10/28/09	425,000	425,117
Nortek, Inc.,			Ford Motor Credit Co. LLC,
10.00%, 12/1/13(2)	650,000	666,250
			7.875%, 6/15/10(2)	1,000,000	1,004,550
		1,615,980	Ford Motor Credit Co. LLC,
CHEMICALS — 1.0%			7.25%, 10/25/11(2)	2,100,000	2,040,820
Ashland, Inc.,			Ford Motor Credit Co. LLC,
9.125%, 6/1/17(1)(2)	500,000	536,250	7.50%, 8/1/12	1,100,000	1,057,015
Hexion US Finance Corp./			Ford Motor Credit Co. LLC,
Hexion Nova Scotia Finance			8.70%, 10/1/14	1,000,000	980,909
ULC, 9.75%, 11/15/14(2)	700,000	605,500
			GMAC, Inc., 6.875%,
Huntsman International LLC,			9/15/11(1)	2,825,000	2,697,875
7.875%, 11/15/14	650,000	609,375	GMAC, Inc., 8.00%,
Nalco Co., 8.25%,			11/1/31(1)	1,000,000	815,000
5/15/17(1)(2)	250,000	263,750
					11,681,945
		2,014,875	CONTAINERS & PACKAGING — 1.9%
COMMERCIAL BANKS — 0.6%			Ball Corp.,
Lloyds Banking Group plc,			6.875%, 12/15/12(2)	1,000,000	1,012,500
VRN, 6.66%, 5/21/37(1)(3)	1,000,000	611,379
			Ball Corp.,
Royal Bank of Scotland			6.625%, 3/15/18(2)	250,000	241,875
Group plc, VRN,			Graham Packaging Co.
7.64%, 9/29/17(3)	1,000,000	490,575
			LP/GPC Capital Corp I,
		1,101,954	8.50%, 10/15/12	750,000	761,250

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
Graham Packaging Co.			Wind Acquisition Finance
LP/GPC Capital Corp I,			SA, 11.75%, 7/15/17(1)	$ 1,000,000	$ 1,132,500
9.875%, 10/15/14	$ 1,000,000	$ 1,032,500	Windstream Corp.,
Rock-Tenn Co.,			8.625%, 8/1/16(2)	875,000	899,063
9.25%, 3/15/16(2)	750,000	806,250			16,648,281
		3,854,375	ELECTRIC UTILITIES — 1.6%
DIVERSIFIED — 0.3%			Edison Mission Energy,
iShares iBoxx $ High Yield			7.00%, 5/15/17(2)	1,300,000	1,092,000
Corporate Bond Fund ETF	6,400	552,640	Energy Future Holdings
DIVERSIFIED FINANCIAL SERVICES — 1.9%			Corp., 10.875%, 11/1/17(2)	1,850,000	1,406,000
BankAmerica Capital II,			Texas Competitive
8.00%, 12/15/26(2)	900,000	882,000	Electric Holdings Co. LLC,
CIT Group, Inc.,			10.25%, 11/1/15(2)	1,000,000	725,000
5.40%, 3/7/13(2)	1,500,000	962,709			3,223,000
Citigroup Capital XXI, VRN,			ELECTRICAL EQUIPMENT — 0.9%
8.30%, 12/21/37(2)	1,000,000	898,750	Baldor Electric Co.,
KAR Holdings, Inc.,			8.625%, 2/15/17(2)	750,000	765,000
8.75%, 5/1/14(2)	1,000,000	995,000	Belden, Inc.,
		3,738,459	9.25%, 6/15/19(1)(2)	1,000,000	1,045,000
DIVERSIFIED TELECOMMUNICATION					1,810,000
SERVICES — 8.3%			ELECTRONIC EQUIPMENT,
Cincinnati Bell, Inc.,			INSTRUMENTS & COMPONENTS — 2.4%
8.375%, 1/15/14(2)	950,000	959,500	Celestica, Inc.,
Frontier Communications			7.625%, 7/1/13(2)	1,500,000	1,533,750
Corp., 6.25%, 1/15/13(2)	575,000	566,375	Flextronics International
Frontier Communications			Ltd., 6.50%, 5/15/13(2)	500,000	490,000
Corp., 7.125%, 3/15/19(2)	600,000	568,500	Jabil Circuit, Inc.,
Global Crossing Ltd.,			7.75%, 7/15/16(2)	600,000	612,000
12.00%, 9/15/15(1)(2)	750,000	791,250	Sanmina-SCI Corp.,
Intelsat Bermuda Ltd.,			6.75%, 3/1/13(2)	250,000	238,750
11.25%, 2/4/17(1)(7)	1,000,000	997,500	Sanmina-SCI Corp.,
Intelsat Jackson Holdings			8.125%, 3/1/16(2)	2,000,000	1,880,000
Ltd., 11.25%, 6/15/16(2)	750,000	806,250			4,754,500
Intelsat Subsidiary Holding			ENERGY EQUIPMENT & SERVICES — 0.3%
Co. Ltd., 8.875%, 1/15/15(2)	1,725,000	1,763,812
			Basic Energy Services, Inc.,
Level 3 Financing, Inc.,			11.625%, 8/1/14(1)(2)	500,000	532,500
9.25%, 11/1/14	1,025,000	908,406	FOOD & STAPLES RETAILING — 1.7%
MetroPCS Wireless, Inc.,
9.25%, 11/1/14(2)	1,250,000	1,284,375	Ingles Markets, Inc.,
			8.875%, 5/15/17(2)	1,000,000	1,030,000
Nordic Telephone Co.
Holdings ApS,			8.625%, Rite Aid Corp. 3/1/15 , (2)	1,000,000	818,750
8.875%, 5/1/16(1)(2)	675,000	702,000
Qwest Capital Funding, Inc.,			Rite Aid Corp.,
			7.50%, 3/1/17(2)	750,000	663,750
7.25%, 2/15/11(2)	750,000	753,750
Qwest Corp.,			SUPERVALU, INC.,
			7.50%, 11/15/14(2)	550,000	555,500
8.375%, 5/1/16(1)(2)	2,000,000	2,080,000
Sprint Capital Corp.,			Susser Holdings LLC/Susser
6.90%, 5/1/19(2)	1,650,000	1,485,000	Finance Corp.,
			10.625%, 12/15/13(2)	250,000	259,375
Sprint Capital Corp.,					3,327,375
8.75%, 3/15/32(2)	1,000,000	950,000

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
FOOD PRODUCTS — 1.2%			Harrah’s Operating Escrow
Smithfield Foods, Inc.,			LLC/Harrah’s Escrow Corp.,
7.75%, 5/15/13(2)	$ 750,000 $	671,250	11.25%, 6/1/17(1)(2)	$ 1,000,000	$ 1,032,500
Smithfield Foods, Inc.,			MGM Mirage,
10.00%, 7/15/14(1)(2)	750,000	791,250	8.50%, 9/15/10(2)	500,000	498,750
Smithfield Foods, Inc.,			MGM Mirage,
7.75%, 7/1/17(2)	1,100,000	910,250	6.75%, 9/1/12(2)	300,000	252,750
		2,372,750	MGM Mirage,
			10.375%, 5/15/14(1)(2)	250,000	268,125
GAS UTILITIES — 0.5%
			MGM Mirage,
MarkWest Energy Partners			7.625%, 1/15/17(2)	750,000	588,750
LP/MarkWest Energy
Finance Corp.,			Penn National Gaming, Inc.,
8.75%, 4/15/18(2)	1,000,000	1,000,000	8.75%, 8/15/19(1)(2)	250,000	251,875
HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%			Pinnacle Entertainment,
			Inc., 8.25%, 3/15/12(2)	323,000	324,615
Biomet, Inc,
10.00%, 10/15/17(2)	600,000	642,000	Pinnacle Entertainment,
			Inc., 7.50%, 6/15/15(2)	750,000	667,500
Biomet, Inc,
11.625%, 10/15/17(2)	1,500,000	1,642,500	Pinnacle Entertainment,
			Inc., 8.625%, 8/1/17(1)(2)	1,000,000	1,010,000
Inverness Medical
Innovations, Inc.,			Starwood Hotels &
9.00%, 5/15/16(2)	1,500,000	1,494,375	Resorts Worldwide, Inc.,
			6.75%, 5/15/18(2)	600,000	569,250
		3,778,875
			Wynn Las Vegas LLC/Wynn
HEALTH CARE PROVIDERS & SERVICES — 6.4%			Las Vegas Capital Corp.,
Community Health Systems,			6.625%, 12/1/14(2)	500,000	485,000
Inc., 8.875%, 7/15/15(2)	1,400,000	1,438,500
					7,791,615
DaVita, Inc.,			HOUSEHOLD DURABLES — 2.9%
7.25%, 3/15/15(2)	1,800,000	1,791,000
HCA, Inc., 6.50%, 2/15/16(2)	1,350,000	1,204,875	D.R. Horton, Inc.,
			6.875%, 5/1/13(2)	1,000,000	1,025,000
HCA, Inc., 9.25%,			Jarden Corp., 8.00%, 5/1/16	250,000	257,500
11/15/16(2)	1,500,000	1,554,375
			K Hovnanian Enterprises,
HCA, Inc., 8.50%,			Inc., 11.50%, 5/1/13(2)	1,161,000	1,230,660
4/15/19(1)(2)	1,000,000	1,050,000
			KB Home,
HealthSouth Corp., VRN,			6.375%, 8/15/11(2)	209,000	212,135
7.22%, 12/15/09	500,000	492,500
			Meritage Homes Corp.,
HealthSouth Corp., 10.75%,			7.00%, 5/1/14(2)	1,250,000	1,178,125
6/15/16	1,250,000	1,362,500
			Sealy Mattress Co.,
Omnicare, Inc., 6.875%,			10.875%, 4/15/16(1)(2)	1,100,000	1,218,250
12/15/15(2)	1,000,000	965,000
			Yankee Acquisition Corp.,
Sun Healthcare Group, Inc.,			8.50%, 2/15/15(2)	700,000	661,500
9.125%, 4/15/15	750,000	750,000
					5,783,170
Tenet Healthcare Corp.,
8.875%, 7/1/19(1)	2,000,000	2,120,000	INDEPENDENT POWER PRODUCERS
			& ENERGY TRADERS — 2.5%
		12,728,750
			AES Corp. (The),
HOTELS, RESTAURANTS & LEISURE — 3.9%			8.75%, 5/15/13(1)(2)	818,000	837,428
Ameristar Casinos, Inc.,			AES Corp. (The),
9.25%, 6/1/14(1)(2)	1,000,000	1,042,500	9.75%, 4/15/16(1)(2)	500,000	547,500
Harrah’s Operating Co., Inc.,			AES Corp. (The),
10.00%, 12/15/18(1)(2)	1,000,000	800,000	8.00%, 10/15/17(2)	750,000	758,438

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
Dynegy Holdings, Inc.,			Harland Clarke Holdings
7.75%, 6/1/19	$ 1,000,000	$ 857,500	Corp., VRN, 6.00%,
NRG Energy, Inc.,			11/15/09, resets quarterly
7.375%, 2/1/16(2)	1,250,000	1,212,500	off the 3-month LIBOR plus
			4.75% with no caps(2)	$ 250,000	$ 189,375
RRI Energy, Inc.,
7.625%, 6/15/14(2)	750,000	739,687	Harland Clarke Holdings
			Corp., 9.50%, 5/15/15(2)	2,500,000	2,250,000
		4,953,053
			Interpublic Group
INSURANCE — 1.9%			of Cos., Inc. (The),
Fairfax Financial Holdings			6.25%, 11/15/14(2)	1,000,000	951,250
Ltd., 7.75%, 6/15/17(2)	675,000	664,875
			Interpublic Group
International Lease Finance			of Cos., Inc. (The),
Corp., 5.30%, 5/1/12(2)	1,250,000	1,051,255	10.00%, 7/15/17(1)(2)	1,250,000	1,356,250
Liberty Mutual Group, Inc.,			Mediacom LLC/Mediacom
VRN, 10.75%, 6/15/38(1)(2)	2,250,000	2,171,250	Capital Corp.,
		3,887,380	9.125%, 8/15/19(1)(2)	500,000	516,250
IT SERVICES — 2.7%			Nielsen Finance
First Data Corp.,			LLC/Nielsen Finance Co.,
9.875%, 9/24/15(2)	1,250,000	1,160,938	11.50%, 5/1/16(2)	750,000	791,250
First Data Corp.,			Sirius XM Radio, Inc.,
11.25%, 3/31/16	1,000,000	865,000	9.625%, 8/1/13(2)	1,000,000	912,500
SunGard Data Systems, Inc.,			Sirius XM Radio, Inc.,
9.125%, 8/15/13(2)	1,450,000	1,471,750	9.75%, 9/1/15(1)(2)	500,000	512,500
SunGard Data Systems, Inc.,			tw telecom holdings inc,
10.25%, 8/15/15(2)	850,000	871,250	9.25%, 2/15/14	1,000,000	1,035,000
Unisys Corp.,			Valassis Communications,
14.25%, 9/15/15(1)(2)	1,000,000	1,035,000	Inc., 8.25%, 3/1/15(2)	3,500,000	3,154,375
		5,403,938	Videotron Ltee,
			9.125%, 4/15/18(1)(2)	250,000	271,875
MACHINERY — 0.7%
			Videotron Ltee,
RBS Global, Inc./Rexnord			9.125%, 4/15/18(2)	750,000	815,625
LLC, 9.50%, 8/1/14(2)	850,000	828,750
			Virgin Media Finance plc,
SPX Corp., 7.625%,			9.50%, 8/15/16(2)	2,700,000	2,855,250
12/15/14(2)	650,000	658,125
			WMG Acquisition Corp.,
		1,486,875	9.50%, 6/15/16(1)	750,000	795,000
MEDIA — 11.4%					22,698,495
AMC Entertainment, Inc.,			METALS & MINING — 2.6%
8.00%, 3/1/14	1,000,000	970,000
			AK Steel Corp.,
Cablevision Systems Corp.,			7.75%, 6/15/12(2)	650,000	655,687
8.00%, 4/15/12(2)	700,000	733,250
			Freeport-McMoRan
CCH I LLC/CCH I Capital			Copper & Gold, Inc.,
Corp., 11.00%, 10/1/15(4)(5)	1,298,000	246,620	8.25%, 4/1/15(2)	300,000	319,477
Cengage Learning			Freeport-McMoRan
Acquisitions, Inc.,			Copper & Gold, Inc.,
10.50%, 1/15/15(1)	600,000	570,000	8.375%, 4/1/17(2)	1,000,000	1,065,233
Cinemark USA, Inc.,			Novelis, Inc.,
8.625%, 6/15/19(1)(2)	700,000	727,125	7.25%, 2/15/15(2)	1,000,000	870,000
CSC Holdings, Inc.,			Teck Resources Ltd.,
8.50%, 4/15/14(1)(2)	1,000,000	1,055,000	10.25%, 5/15/16(2)	500,000	567,500
DISH DBS Corp.,			Teck Resources Ltd.,
7.00%, 10/1/13(2)	1,000,000	1,012,500	10.75%, 5/15/19(2)	1,500,000	1,751,250
Gannett Co., Inc.,					5,229,147
9.375%, 11/15/17(1)(6)	1,000,000	977,500

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
MULTILINE RETAIL — 0.6%			PAPER & FOREST PRODUCTS — 2.2%
Macy’s Retail Holdings, Inc.,			Boise Cascade LLC,
5.90%, 12/1/16(2)	$ 1,250,000	$ 1,151,750	7.125%, 10/15/14(2)	$ 149,000	$ 119,200
OIL, GAS & CONSUMABLE FUELS — 9.9%			Domtar Corp.,
Arch Coal, Inc.,			9.50%, 8/1/16(2)	1,000,000	1,057,500
8.75%, 8/1/16(1)(2)	500,000	517,500	Georgia-Pacific LLC,
Bill Barrett Corp.,			7.70%, 6/15/15(2)	1,100,000	1,116,500
9.875%, 7/15/16(2)	750,000	793,125	Georgia-Pacific LLC,
Chesapeake Energy Corp.,			8.25%, 5/1/16(1)(2)	500,000	521,250
7.625%, 7/15/13(2)	250,000	249,688	Georgia-Pacific LLC,
Chesapeake Energy Corp.,			7.125%, 1/15/17(1)(2)	150,000	147,375
7.50%, 6/15/14(2)	600,000	596,250	NewPage Corp.,
Chesapeake Energy Corp.,			11.375%, 12/31/14(1)	500,000	493,750
9.50%, 2/15/15(2)	1,000,000	1,057,500	Verso Paper Holdings
Cimarex Energy Co.,			LLC/Verso Paper, Inc.,
7.125%, 5/1/17(2)	750,000	701,250	9.125%, 8/1/14(2)	1,250,000	931,250
Denbury Resources, Inc.,					4,386,825
9.75%, 3/1/16(2)	1,000,000	1,067,500	REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
El Paso Corp.,			Host Hotels & Resorts LP,
7.75%, 6/15/10(2)	800,000	807,206	7.00%, 8/15/12(2)	400,000	405,500
El Paso Corp.,			Host Hotels & Resorts LP,
7.875%, 6/15/12(2)	1,000,000	1,034,641	6.75%, 6/1/16(2)	1,000,000	955,000
El Paso Corp.,			ProLogis, 7.625%, 8/15/14(2)	750,000	767,552
6.875%, 6/15/14(2)	1,000,000	985,312			2,128,052
Encore Acquisition Co.,			REAL ESTATE MANAGEMENT
9.50%, 5/1/16(2)	750,000	795,000	& DEVELOPMENT — 0.4%
Forest Oil Corp.,			CB Richard Ellis Services,
8.00%, 12/15/11(2)	500,000	510,000	Inc., 11.625%, 6/15/17(1)(2)	800,000	868,000
Forest Oil Corp.,			SEMICONDUCTORS &
8.50%, 2/15/14(1)(2)	900,000	911,250	SEMICONDUCTOR EQUIPMENT — 1.4%
Forest Oil Corp.,			Advanced Micro Devices,
7.75%, 5/1/14(2)	650,000	640,250	Inc., 7.75%, 11/1/12	2,000,000	1,805,000
Inergy LP/Inergy Finance			Amkor Technology, Inc.,
Corp., 8.25%, 3/1/16(2)	1,000,000	1,010,000	9.25%, 6/1/16(2)	250,000	258,750
Massey Energy Co.,			Freescale Semiconductor,
6.875%, 12/15/13(2)	1,500,000	1,455,000	Inc., 8.875%, 12/15/14(2)	1,000,000	770,000
OPTI Canada, Inc.,					2,833,750
7.875%, 12/15/14(2)	1,325,000	1,020,250
			SPECIALTY RETAIL — 3.3%
Peabody Energy Corp.,
7.375%, 11/1/16(2)	500,000	507,500	Asbury Automotive Group,
			Inc., 8.00%, 3/15/14(2)	750,000	701,250
Petrohawk Energy Corp.,
7.875%, 6/1/15(2)	1,800,000	1,782,000	Asbury Automotive Group,
			Inc., 7.625%, 3/15/17(2)	250,000	222,500
Range Resources Corp.,
7.375%, 7/15/13(2)	500,000	506,250	Burlington Coat Factory
			Warehouse Corp.,
Sabine Pass LNG LP,			11.125%, 4/15/14(2)	1,000,000	985,000
7.25%, 11/30/13(2)	1,550,000	1,391,125
			Couche-Tard US LP/Couche-
Sabine Pass LNG LP,			Tard Finance Corp.,
7.50%, 11/30/16(2)	750,000	644,062	7.50%, 12/15/13(2)	1,000,000	1,016,250
Southwestern Energy Co.,			GSC Holdings Corp.,
7.50%, 2/1/18(2)	700,000	710,500	8.00%, 10/1/12(2)	540,000	560,250
		19,693,159

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
Michaels Stores, Inc.,			Nextel Communications,
10.00%, 11/1/14(2)	$ 425,000	$ 420,750	Inc., 6.875%, 10/31/13(2)	$ 1,000,000	$ 932,500
Michaels Stores, Inc.,			Syniverse Technologies, Inc.,
11.375%, 11/1/16(2)	750,000	705,000	7.75%, 8/15/13(2)	300,000	279,375
Toys “R” Us Property Co. I					2,793,625
LLC, 10.75%, 7/15/17(1)	1,000,000	1,080,000	TOTAL CORPORATE BONDS
Toys “R” Us, Inc.,			(Cost $176,718,645)		189,328,993
7.375%, 10/15/18(2)	1,000,000	875,000
		6,566,000		Shares
TEXTILES, APPAREL & LUXURY GOODS — 1.1%			Preferred Stocks(8)
Hanesbrands, Inc., VRN,			CONSUMER FINANCE(8)
4.59%, 12/15/09, resets			Preferred Blocker, Inc.
semiannually off the			(GMAC LLC), 7.00%,
6-month LIBOR plus			12/31/11(1)(3)
3.375% with no caps(2)	850,000	750,125
			(Cost $164,281)	175	101,779
Perry Ellis International, Inc.,
8.875%, 9/15/13(2)	1,575,000	1,527,750	Temporary Cash Investments — 3.8%
		2,277,875	JPMorgan U.S. Treasury
TRADING COMPANIES & DISTRIBUTORS — 1.3%			Plus Money Market Fund
			Agency Shares(2)	478	478
Ashtead Capital, Inc.,
9.00%, 8/15/16(1)(2)	675,000	651,375	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
RSC Equipment Rental, Inc.,			U.S. Treasury obligations, 0.270%, 7/15/10,
9.50%, 12/1/14(2)	1,750,000	1,697,500
			valued at $7,761,841), in a joint trading
RSC Equipment Rental, Inc.,			account at 0.02%, dated 9/30/09, due
10.00%, 7/15/17(1)(2)	250,000	270,000	10/1/09 (Delivery value $7,609,004)		7,609,000
		2,618,875	TOTAL TEMPORARY
WIRELESS TELECOMMUNICATION SERVICES — 1.4%			CASH INVESTMENTS
CC Holdings GS V LLC/			(Cost $7,609,478)		7,609,478
Crown Castle GS III Corp.,			TOTAL INVESTMENT
7.75%, 5/1/17(1)(2)	500,000	520,000	SECURITIES — 98.7%
Cricket Communications,			(Cost $184,492,404)		197,040,250
Inc., 9.375%, 11/1/14(2)	525,000	535,500	OTHER ASSETS
Crown Castle International			AND LIABILITIES — 1.3%		2,522,182
Corp., 9.00%, 1/15/15(2)	500,000	526,250	TOTAL NET ASSETS — 100.0%		$199,562,432

High-Yield

Swap Agreements
Notional Amount Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
$1,740,000 Receive quarterly a fixed rate equal to 5.00%
multiplied by the notional amount and pay
Barclays Bank plc upon each default event of
one of the issues of CDX North America High
Yield 11 Index, par value of the proportional
notional amount. Expires December 2013.*	$(311,168)	$(88,574)
* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.
The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments
CDX = Credit Derivative Indexes
ETF = Exchange Traded Fund
GMAC = General Motors Acceptance Corporation
LIBOR = London Interbank Offered Rate
PIK = Payment in Kind
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$40,541,961, which represented 20.3% of total net assets. None of the restricted securities are considered to be illiquid.
(2)	Security, or a portion thereof, has been segregated for when-issued securities and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,718,000.
(3)	Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.
(4) Security is in default.
(5) Non-income producing.
(6) When-issued security.
(7)	Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.
(8) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
	Diversified Bond	High-Yield
Assets
Investment securities, at value (cost of $2,641,366,636 and $184,492,404, respectively)	$2,738,620,608	$197,040,250
Receivable for investments sold	2,688,897	1,586,627
Receivable for capital shares sold	10,479,581	371,396
Receivable for forward foreign currency exchange contracts	116,874	—
Receivable for swap agreements, at value	184,600	—
Dividends and interest receivable	19,409,183	4,472,480
	$2,771,499,743	$203,470,753

Liabilities
Payable for investments purchased	50,884,031	2,765,223
Payable for capital shares redeemed	3,408,688	247,139
Payable for swap agreements, at value (including premiums paid (received)
of $– and $(311,168), respectively)	—	88,574
Accrued management fees	1,110,282	109,781
Distribution fees payable	107,993	6,654
Service fees (and distribution fees — A Class and R Class) payable	173,462	7,658
Dividends payable	1,707,124	683,292
	57,391,580	3,908,321

Net Assets	$2,714,108,163	$199,562,432

See Notes to Financial Statements.

SEPTEMBER 30, 2009 (UNAUDITED)
	Diversified Bond	High-Yield
Net Assets Consist of:
Capital paid in	$2,614,809,371	$207,457,538
Accumulated net investment loss	(1,662,218)	(77,684)
Accumulated undistributed net realized gain (loss) on investment
and foreign currency transactions	3,406,014	(20,587,861)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	97,554,996	12,770,439
	$2,714,108,163	$199,562,432

Investor Class
Net assets	$1,179,420,317	$101,970,582
Shares outstanding	110,683,705	18,101,435
Net asset value per share	$10.66	$5.63

Institutional Class
Net assets	$681,997,745	$58,485,215
Shares outstanding	64,009,366	10,380,190
Net asset value per share	$10.65	$5.63

A Class
Net assets	$660,275,699	$26,932,099
Shares outstanding	61,957,742	4,780,463
Net asset value per share	$10.66	$5.63
Maximum offering price (net asset value divided by 0.955)	$11.16	$5.90

B Class
Net assets	$15,227,596	$1,404,244
Shares outstanding	1,429,229	249,215
Net asset value per share	$10.65	$5.63

C Class
Net assets	$167,029,545	$9,962,360
Shares outstanding	15,673,474	1,768,195
Net asset value per share	$10.66	$5.63

R Class
Net assets	$10,157,261	$807,932
Shares outstanding	953,158	143,365
Net asset value per share	$10.66	$5.64

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
	Diversified Bond	High-Yield
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $15,002 and $– , respectively)	$ 44,324,753	$ 7,597,155
Securities lending, net	11,850	4,760
Dividends	—	19,797
	44,336,603	7,621,712

Expenses:
Management fees	6,202,278	671,904
Distribution fees:
B Class	44,652	4,890
C Class	485,566	25,865
Service fees:
B Class	14,884	1,630
C Class	161,855	8,622
Distribution and service fees:
A Class	703,140	25,915
R Class	19,059	1,209
Trustees’ fees and expenses	42,682	3,386
Other expenses	3,325	10
	7,677,441	743,431
Fees waived	(211,940)	(67,989)
	7,465,501	675,442

Net investment income (loss)	36,871,102	6,946,270

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,394,305	484,463
Swap agreement transactions	(4,541)	(51,819)
Foreign currency transactions	(79,627)	—
	8,310,137	432,644

Change in net unrealized appreciation (depreciation) on:
Investments	76,183,988	26,805,386
Swap agreements	(321,324)	396,913
Translation of assets and liabilities in foreign currencies	116,424	—
	75,979,088	27,202,299

Net realized and unrealized gain (loss)	84,289,225	27,634,943

Net Increase (Decrease) in Net Assets Resulting from Operations	$121,160,327	$34,581,213

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
	Diversified Bond		High-Yield
Increase (Decrease) in Net Assets	September 30, 2009	March 31, 2009	September 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 36,871,102	$ 36,935,008	$ 6,946,270	$ 7,086,971
Net realized gain (loss)	8,310,137	1,018,197	432,644	(9,249,998)
Change in net unrealized
appreciation (depreciation)	75,979,088	7,877,699	27,202,299	(8,834,064)
Net increase (decrease) in net assets
resulting from operations	121,160,327	45,830,904	34,581,213	(10,997,091)

Distributions to Shareholders
From net investment income:
Investor Class	(17,925,402)	(26,269,224)	(3,734,886)	(4,367,814)
Institutional Class	(9,101,236)	(9,427,151)	(2,110,685)	(2,466,998)
A Class	(9,430,977)	(4,306,046)	(847,935)	(690,365)
B Class	(155,321)	(73,696)	(48,112)	(76,074)
C Class	(1,690,686)	(610,385)	(259,416)	(132,606)
R Class	(118,296)	(20,715)	(19,647)	(2,391)
From net realized gains:
Investor Class	—	(6,771,460)	—	—
Institutional Class	—	(2,441,333)	—	—
A Class	—	(1,868,343)	—	—
B Class	—	(25,182)	—	—
C Class	—	(295,768)	—	—
R Class	—	(2,084)	—	—
Decrease in net assets from distributions	(38,421,918)	(52,111,387)	(7,020,681)	(7,736,248)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	1,041,729,919	865,533,368	41,218,964	62,246,890

Net increase (decrease) in net assets	1,124,468,328	859,252,885	68,779,496	43,513,551

Net Assets
Beginning of period	1,589,639,835	730,386,950	130,782,936	87,269,385
End of period	$2,714,108,163	$1,589,639,835	$199,562,432	$130,782,936

Accumulated net investment loss	$(1,662,218)	$(111,402)	$(77,684)	$(3,273)

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Diversified Bond Fund (Diversified Bond) and High-Yield Fund (High-Yield) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. Diversified Bond’s investment objective is to seek a high level of income by investing in non-money market debt securities. High-Yield’s investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The funds accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM.

The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% for Diversified Bond and from 0.5425% to 0.6600% for High-Yield. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.049% of its management fee for Diversified Bond. The total amount of the waiver for Diversified Bond was $91,397, $53,922, $52,018, $1,176, $12,660 and $767 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. From April 1, 2009 to July 31, 2009, the investment advisor voluntarily agreed to waive 0.07% of its management fee for High-Yield. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.10% of its management fee for High-Yield. The total amount of the waiver for High-Yield was $36,031, $19,914, $8,450, $523, $2,865, and $206 for the Investor Class, Institutional Class, A Class, B Class, C Class, and R Class, respectively. The investment advisor expects these fee waivers to continue for one year and cannot terminate them without consulting the Board of Trustees.

The effective annual management fee for each class of each fund for the six months ended September 30, 2009, was as follows:

	Investor, A, B, C & R	Institutional
Diversified Bond (before waiver)	0.61%	0.41%
Diversified Bond (after waiver)	0.59%	0.39%
High-Yield (before waiver)	0.86%	0.66%
High-Yield (after waiver)	0.78%	0.58%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. American Century Asset Allocation Portfolios, Inc. (ACAAP) owns 11% and 40% of the shares of Diversified Bond and High-Yield, respectively. ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended September 30, 2009, were as follows:

	Diversified Bond	High-Yield
Purchases
U.S. Treasury & Government Agency Obligations	$1,703,867,324	—
Investment securities other than U.S. Treasury
& Government Agency Obligations	$563,149,364	$92,154,478
Sales
U.S. Treasury & Government Agency Obligations	$1,046,183,373	—
Investment securities other than U.S. Treasury
& Government Agency Obligations	$188,986,034	$37,292,020

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

Diversified Bond
Investor Class
Sold	49,056,605	$ 509,898,741	52,907,910	$ 539,074,327
Issued in reinvestment of distributions	1,013,160	10,613,899	1,109,665	11,243,225
Redeemed	(17,706,847)	(184,083,196)	(24,863,358)	(251,020,234)
	32,362,918	336,429,444	29,154,217	299,297,318
Institutional Class
Sold	38,051,300	395,821,091	15,534,058	158,573,464
Issued in reinvestment of distributions	852,525	8,943,313	1,169,605	11,853,655
Redeemed	(3,538,398)	(36,888,553)	(5,813,609)	(59,113,048)
	35,365,427	367,875,851	10,890,054	111,314,071
A Class
Sold	35,079,358	364,088,423	39,512,536	402,162,041
Issued in reinvestment of distributions	818,420	8,570,759	572,152	5,786,600
Redeemed	(12,239,942)	(127,554,748)	(3,981,709)	(40,467,796)
	23,657,836	245,104,434	36,102,979	367,480,845
B Class
Sold	723,153	7,512,677	724,898	7,404,168
Issued in reinvestment of distributions	10,143	106,288	6,745	68,353
Redeemed	(85,778)	(895,657)	(55,352)	(564,526)
	647,518	6,723,308	676,291	6,907,995
C Class
Sold	8,348,540	86,741,761	7,743,622	78,903,594
Issued in reinvestment of distributions	84,317	883,878	52,030	526,002
Redeemed	(727,222)	(7,584,709)	(306,510)	(3,110,639)
	7,705,635	80,040,930	7,489,142	76,318,957
R Class
Sold	584,502	6,070,617	424,940	4,317,118
Issued in reinvestment of distributions	11,268	118,130	2,230	22,799
Redeemed	(60,430)	(632,795)	(12,318)	(125,735)
	535,340	5,555,952	414,852	4,214,182
Net increase (decrease)	100,274,674	$1,041,729,919	84,727,535	$ 865,533,368

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

High-Yield
Investor Class
Sold	9,454,592	$ 49,281,620	14,732,429	$ 72,211,468
Issued in reinvestment of distributions	453,691	2,418,636	342,191	1,767,392
Redeemed	(6,845,095)	(35,817,068)	(8,640,787)	(42,806,243)
	3,063,188	15,883,188	6,433,833	31,172,617
Institutional Class
Sold	2,478,168	12,988,380	6,384,683	30,947,426
Issued in reinvestment of distributions	36,094	192,467	33,206	171,486
Redeemed	(479,867)	(2,491,930)	(2,224,844)	(10,832,707)
	2,034,395	10,688,917	4,193,045	20,286,205
A Class
Sold	2,246,912	11,837,693	2,547,335	12,325,258
Issued in reinvestment of distributions	135,744	725,550	115,036	600,077
Redeemed	(820,097)	(4,315,756)	(830,344)	(4,290,252)
	1,562,559	8,247,487	1,832,027	8,635,083
B Class
Sold	48,572	254,562	92,369	452,260
Issued in reinvestment of distributions	5,690	30,292	9,127	48,214
Redeemed	(54,979)	(286,740)	(38,950)	(201,092)
	(717)	(1,886)	62,546	299,382
C Class
Sold	1,218,675	6,312,679	449,269	2,173,111
Issued in reinvestment of distributions	26,760	143,599	13,889	71,835
Redeemed	(133,917)	(700,421)	(87,546)	(455,798)
	1,111,518	5,755,857	375,612	1,789,148
R Class
Sold	139,093	720,318	20,630	97,117
Issued in reinvestment of distributions	3,627	19,647	459	2,379
Redeemed	(17,527)	(94,564)	(7,503)	(35,041)
	125,193	645,401	13,586	64,455
Net increase (decrease)	7,896,136	$ 41,218,964	12,910,649	$ 62,246,890

5. Securities Lending

As of September 30, 2009, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of September 30, 2009:

	Level 1	Level 2	Level 3
Diversified Bond
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$ 827,425,938	—
Corporate Bonds	—	725,005,437	—
U.S. Treasury Securities	—	551,308,831	—
U.S. Government Agency Securities and Equivalents	—	331,627,308	—
Municipal Securities	—	66,735,664	—
Collateralized Mortgage Obligations	—	58,576,696	—
Commercial Mortgage-Backed Securities	—	56,673,588	—
Sovereign Governments & Agencies	—	43,913,248	—
Asset-Backed Securities	—	4,072,949	—
Temporary Cash Investments	$631,949	72,649,000	—
Total Value of Investment Securities	$631,949	$2,737,988,659	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$116,874	—
Swap Agreements	—	184,600	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$301,474	—

	Level 1	Level 2	Level 3
High-Yield
Investment Securities
Corporate Bonds	$552,640	$188,776,353	—
Preferred Stocks	—	101,779	—
Temporary Cash Investments	478	7,609,000	—
Total Value of Investment Securities	$553,118	$196,487,132	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Swap Agreements	—	$222,594	—

7. Derivative Instruments

Credit Risk — Diversified Bond and High-Yield are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/ sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/ or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended September 30, 2009, Diversified Bond participated in credit default swap agreements to buy protection, and High-Yield participated in credit default swap agreements to sell protection.

Foreign Currency Risk — Diversified Bond is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended September 30, 2009, Diversified Bond participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
Fund/Type of	Location on Statement		Location on Statement
Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Diversified Bond
Credit Risk	Receivable for swap	$184,600	Payable for swap	—
	agreements, at value		agreements, at value
Foreign Currency Risk	Receivable for forward foreign	116,874	Payable for forward foreign	—
	currency exchange contracts		currency exchange contracts
		$301,474		—

High-Yield
Credit Risk	Receivable for swap	—	Payable for swap agreements,	$88,574
	agreements, at value		at value

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended
September 30, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type of	Location on Statement		Location on Statement
Derivative	of Operations		of Operations
Diversified Bond
Credit Risk	Net realized gain (loss) on	$(4,541)	Change in net unrealized	$(321,324)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Foreign Currency Risk	Net realized gain (loss) on	—	Change in net unrealized	116,874
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
		$(4,541)		$(204,450)
High-Yield
Credit Risk	Net realized gain (loss) on	$(51,819)	Change in net unrealized	$396,913
	swap agreement transactions		appreciation (depreciation)
			on swap agreements

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of each fund’s typical volume.

8. Risk Factors

High-Yield invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2009, the funds did not utilize the program.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

			Diversified Bond	High-Yield
Federal tax cost of investments			$2,641,389,366	$184,492,404
Gross tax appreciation of investments			$102,175,241	$15,372,319
Gross tax depreciation of investments			(4,943,999)	(2,824,473)
Net tax appreciation (depreciation) of investments			$ 97,231,242	$12,547,846

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2009, High-Yield had accumulated capital losses of $(10,305,744), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers for
High-Yield expire as follows:

	2010	2011	2013	2014
High-Yield	$(10,290,680)	—	—	$(15,064)

Diversified Bond and High-Yield had capital loss deferrals of $(1,227,094) and $(10,714,761), respectively, which represent net capital losses incurred in the five-month period ended
March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

Financial Highlights

Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10	$10.49
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.18	0.41	0.46	0.45	0.41	0.33
Net Realized and
Unrealized Gain (Loss)	0.38	(0.02)	0.45	0.13	(0.21)	(0.27)
Total From
Investment Operations	0.56	0.39	0.91	0.58	0.20	0.06
Distributions
From Net
Investment Income	(0.19)	(0.46)	(0.45)	(0.45)	(0.41)	(0.34)
From Net Realized Gains	—	(0.12)	—	—	—	(0.11)
Total Distributions	(0.19)	(0.58)	(0.45)	(0.45)	(0.41)	(0.45)
Net Asset Value,
End of Period	$10.66	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(3)	5.47%	4.02%	9.38%	6.05%	1.97%	0.63%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.60%(4)(5)	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.62%(5)	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	3.45%(4)(5)	3.95%	4.53%	4.58%	4.04%	3.25%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	3.43%(5)	3.95%	4.53%	4.58%	4.04%	3.25%
Portfolio Turnover Rate	60%	198%	250%	323%	341%	386%
Net Assets, End of Period
(in thousands)	$1,179,420	$806,163	$515,184	$394,346	$225,187	$180,346
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10	$10.49
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.19	0.43	0.48	0.47	0.43	0.35
Net Realized and
Unrealized Gain (Loss)	0.37	(0.02)	0.45	0.13	(0.21)	(0.27)
Total From
Investment Operations	0.56	0.41	0.93	0.60	0.22	0.08
Distributions
From Net
Investment Income	(0.20)	(0.48)	(0.47)	(0.47)	(0.43)	(0.36)
From Net Realized Gains	—	(0.12)	—	—	—	(0.11)
Total Distributions	(0.20)	(0.60)	(0.47)	(0.47)	(0.43)	(0.47)
Net Asset Value,
End of Period	$10.65	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(3)	5.48%	4.22%	9.60%	6.26%	2.17%	0.83%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.40%(4)(5)	0.42%	0.42%	0.42%	0.42%	0.43%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.42%(5)	0.42%	0.42%	0.42%	0.42%	0.43%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	3.65%(4)(5)	4.15%	4.73%	4.78%	4.24%	3.45%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	3.63%(5)	4.15%	4.73%	4.78%	4.24%	3.45%
Portfolio Turnover Rate	60%	198%	250%	323%	341%	386%
Net Assets, End of Period
(in thousands)	$681,998	$294,827	$186,031	$389,829	$440,579	$336,207

(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.

See Notes to Financial Statements.

Diversified Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10	$10.49
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.17	0.35	0.44	0.43	0.38	0.31
Net Realized and
Unrealized Gain (Loss)	0.37	0.02	0.45	0.13	(0.21)	(0.28)
Total From
Investment Operations	0.54	0.37	0.89	0.56	0.17	0.03
Distributions
From Net
Investment Income	(0.17)	(0.44)	(0.43)	(0.43)	(0.38)	(0.31)
From Net Realized Gains	—	(0.12)	—	—	—	(0.11)
Total Distributions	(0.17)	(0.56)	(0.43)	(0.43)	(0.38)	(0.42)
Net Asset Value,
End of Period	$10.66	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(4)	5.34%	3.76%	9.11%	5.77%	1.72%	0.38%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.85%(5)(6)	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.87%(6)	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	3.20%(5)(6)	3.70%	4.28%	4.33%	3.79%	3.00%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	3.18%(6)	3.70%	4.28%	4.33%	3.79%	3.00%
Portfolio Turnover Rate	60%	198%	250%	323%	341%	386%
Net Assets, End of Period
(in thousands)	$660,276	$394,278	$23,020	$3,405	$5,642	$5,421

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6)	Annualized.

See Notes to Financial Statements.

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10	$10.49
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.13	0.28	0.36	0.35	0.31	0.23
Net Realized and
Unrealized Gain (Loss)	0.37	0.01	0.45	0.13	(0.21)	(0.27)
Total From
Investment Operations	0.50	0.29	0.81	0.48	0.10	(0.04)
Distributions
From Net
Investment Income	(0.14)	(0.36)	(0.35)	(0.35)	(0.31)	(0.24)
From Net Realized Gains	—	(0.12)	—	—	—	(0.11)
Total Distributions	(0.14)	(0.48)	(0.35)	(0.35)	(0.31)	(0.35)
Net Asset Value,
End of Period	$10.65	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(3)	4.85%	2.98%	8.30%	5.00%	0.96%	(0.37)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.60%(4)(5)	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.62%(5)	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.45%(4)(5)	2.95%	3.53%	3.58%	3.04%	2.25%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	2.43%(5)	2.95%	3.53%	3.58%	3.04%	2.25%
Portfolio Turnover Rate	60%	198%	250%	323%	341%	386%
Net Assets, End of Period
(in thousands)	$15,228	$8,045	$1,105	$806	$750	$753

(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.

See Notes to Financial Statements.

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10	$10.49
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.13	0.27	0.36	0.35	0.31	0.23
Net Realized and
Unrealized Gain (Loss)	0.38	0.02	0.45	0.13	(0.21)	(0.27)
Total From
Investment Operations	0.51	0.29	0.81	0.48	0.10	(0.04)
Distributions
From Net
Investment Income	(0.14)	(0.36)	(0.35)	(0.35)	(0.31)	(0.24)
From Net Realized Gains	—	(0.12)	—	—	—	(0.11)
Total Distributions	(0.14)	(0.48)	(0.35)	(0.35)	(0.31)	(0.35)
Net Asset Value,
End of Period	$10.66	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(3)	4.95%	2.99%	8.30%	4.99%	0.96%	(0.37)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.60%(4)(5)	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.62%(5)	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.45%(4)(5)	2.95%	3.53%	3.58%	3.04%	2.25%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	2.43%(5)	2.95%	3.53%	3.58%	3.04%	2.25%
Portfolio Turnover Rate	60%	198%	250%	323%	341%	386%
Net Assets, End of Period
(in thousands)	$167,030	$82,026	$5,016	$2,718	$1,334	$1,418

(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.

See Notes to Financial Statements.

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.17
Income From Investment Operations
Net Investment Income (Loss)(3)	0.15	0.30	0.41	0.40	0.25
Net Realized and Unrealized Gain (Loss)	0.38	0.04	0.45	0.13	(0.28)
Total From Investment Operations	0.53	0.34	0.86	0.53	(0.03)
Distributions
From Net Investment Income	(0.16)	(0.41)	(0.40)	(0.40)	(0.25)
From Net Realized Gains	—	(0.12)	—	—	—
Total Distributions	(0.16)	(0.53)	(0.40)	(0.40)	(0.25)
Net Asset Value, End of Period	$10.66	$10.29	$10.48	$10.02	$9.89

Total Return(4)	5.21%	3.50%	8.84%	5.52%	(0.33)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.10%(5)(6)	1.12%	1.12%	1.12%	1.12%(6)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.12%(6)	1.12%	1.12%	1.12%	1.12%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.95%(5)(6)	3.45%	4.03%	4.08%	3.68%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.93%(6)	3.45%	4.03%	4.08%	3.68%(6)
Portfolio Turnover Rate	60%	198%	250%	323%	341%(7)
Net Assets, End of Period (in thousands)	$10,157	$4,301	$31	$26	$25
(1)	Six months ended September 30, 2009 (unaudited).
(2)	July 29, 2005 (commencement of sale) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42	$6.55
Income From
Investment Operations
Net Investment
Income (Loss)	0.22(2)	0.40(2)	0.42	0.42	0.43	0.46
Net Realized and
Unrealized Gain (Loss)	0.88	(1.17)	(0.51)	0.10	(0.04)	(0.13)
Total From
Investment Operations	1.10	(0.77)	(0.09)	0.52	0.39	0.33
Distributions
From Net
Investment Income	(0.22)	(0.45)	(0.42)	(0.42)	(0.43)	(0.46)
Net Asset Value,
End of Period	$5.63	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(3)	23.50%	(13.36)%	(1.41)%	8.54%	6.29%	5.17%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.79%(4)(5)	0.80%(4)	0.80%(4)	0.79%(4)	0.81%(4)	0.88%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.87%(5)	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	8.30%(4)(5)	7.66%(4)	6.87%(4)	6.69%(4)	6.74%(4)	7.04%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	8.22%(5)	7.59%	6.80%	6.61%	6.68%	7.04%
Portfolio Turnover Rate	25%	33%	40%	45%	40%	64%
Net Assets, End of Period
(in thousands)	$101,971	$71,445	$51,375	$51,717	$42,650	$40,746

(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.

See Notes to Financial Statements.

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42	$6.43
Income From
Investment Operations
Net Investment
Income (Loss)	0.22(3)	0.41(3)	0.44	0.44	0.44	0.30
Net Realized and
Unrealized Gain (Loss)	0.88	(1.17)	(0.51)	0.10	(0.04)	(0.01)
Total From
Investment Operations	1.10	(0.76)	(0.07)	0.54	0.40	0.29
Distributions
From Net
Investment Income	(0.22)	(0.46)	(0.44)	(0.44)	(0.44)	(0.30)
Net Asset Value,
End of Period	$5.63	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(4)	23.62%	(13.19)%	(1.21)%	8.76%	6.50%	4.53%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.59%(5)(6)	0.60%(5)	0.60%(5)	0.59%(5)	0.61%(5)	0.68%(6)
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.67%(6)	0.67%	0.67%	0.67%	0.67%	0.68%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	8.50%(5)(6)	7.86%(5)	7.07%(5)	6.89%(5)	6.94%(5)	4.37%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	8.42%(6)	7.79%	7.00%	6.81%	6.88%	4.37%(6)
Portfolio Turnover Rate	25%	33%	40%	45%	40%	64%(7)
Net Assets, End of Period
(in thousands)	$58,485	$39,655	$24,795	$18,177	$9,387	$3,021

(1)	Six months ended September 30, 2009 (unaudited).
(2)	August 2, 2004 (commencement of sale) through March 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

High-Yield

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42	$6.55
Income From
Investment Operations
Net Investment
Income (Loss)	0.21(3)	0.39(3)	0.41	0.41	0.42	0.44
Net Realized and
Unrealized Gain (Loss)	0.88	(1.17)	(0.51)	0.10	(0.04)	(0.13)
Total From
Investment Operations	1.09	(0.78)	(0.10)	0.51	0.38	0.31
Distributions
From Net
Investment Income	(0.21)	(0.44)	(0.41)	(0.41)	(0.42)	(0.44)
Net Asset Value,
End of Period	$5.63	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(4)	23.35%	(13.57)%	(1.65)%	8.27%	6.02%	4.91%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.04%(5)(6)	1.05%(5)	1.05%(5)	1.04%(5)	1.06%(5)	1.13%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.12%(6)	1.12%	1.12%	1.12%	1.12%	1.13%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	8.05%(5)(6)	7.41%(5)	6.62%(5)	6.44%(5)	6.49%(5)	6.79%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	7.97%(6)	7.34%	6.55%	6.36%	6.43%	6.79%
Portfolio Turnover Rate	25%	33%	40%	45%	40%	64%
Net Assets, End of Period
(in thousands)	$26,932	$15,289	$8,275	$900	$407	$385

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6)	Annualized.

See Notes to Financial Statements.

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42	$6.55
Income From
Investment Operations
Net Investment
Income (Loss)	0.19(2)	0.36(2)	0.36	0.36	0.37	0.39
Net Realized and
Unrealized Gain (Loss)	0.88	(1.18)	(0.51)	0.10	(0.04)	(0.13)
Total From
Investment Operations	1.07	(0.82)	(0.15)	0.46	0.33	0.26
Distributions
From Net
Investment Income	(0.19)	(0.40)	(0.36)	(0.36)	(0.37)	(0.39)
Net Asset Value,
End of Period	$5.63	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(3)	22.91%	(14.22)%	(2.39)%	7.47%	5.23%	4.13%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.79%(4)(5)	1.80%(4)	1.80%(4)	1.79%(4)	1.81%(4)	1.88%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.87%(5)	1.87%	1.87%	1.87%	1.87%	1.88%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	7.30%(4)(5)	6.66%(4)	5.87%(4)	5.69%(4)	5.74%(4)	6.04%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	7.22%(5)	6.59%	5.80%	5.61%	5.68%	6.04%
Portfolio Turnover Rate	25%	33%	40%	45%	40%	64%
Net Assets, End of Period
(in thousands)	$1,404	$1,187	$1,119	$1,358	$1,182	$1,105

(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.

See Notes to Financial Statements.

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42	$6.55
Income From
Investment Operations
Net Investment
Income (Loss)	0.19(2)	0.35(2)	0.36	0.36	0.37	0.39
Net Realized and
Unrealized Gain (Loss)	0.88	(1.17)	(0.51)	0.10	(0.04)	(0.13)
Total From
Investment Operations	1.07	(0.82)	(0.15)	0.46	0.33	0.26
Distributions
From Net
Investment Income	(0.19)	(0.40)	(0.36)	(0.36)	(0.37)	(0.39)
Net Asset Value,
End of Period	$5.63	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(3)	22.90%	(14.22)%	(2.39)%	7.46%	5.23%	4.13%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.79%(4)(5)	1.80%(4)	1.80%(4)	1.79%(4)	1.81%(4)	1.88%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	1.87%(5)	1.87%	1.87%	1.87%	1.87%	1.88%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	7.30%(4)(5)	6.66%(4)	5.87%(4)	5.69%(4)	5.74%(4)	6.04%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	7.22%(5)	6.59%	5.80%	5.61%	5.68%	6.04%
Portfolio Turnover Rate	25%	33%	40%	45%	40%	64%
Net Assets, End of Period
(in thousands)	$9,962	$3,120	$1,678	$2,002	$1,823	$3,351

(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.

See Notes to Financial Statements.

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.51
Income From Investment Operations
Net Investment Income (Loss)	0.22(3)	0.37(3)	0.39	0.39	0.27
Net Realized and Unrealized Gain (Loss)	0.88	(1.16)	(0.51)	0.10	(0.13)
Total From Investment Operations	1.10	(0.79)	(0.12)	0.49	0.14
Distributions
From Net Investment Income	(0.21)	(0.43)	(0.39)	(0.39)	(0.27)
Net Asset Value, End of Period	$5.64	$4.75	$5.97	$6.48	$6.38

Total Return(4)	23.42%	(13.79)%	(1.90)%	8.00%	2.23%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(5)	1.29%(6)	1.30%	1.30%	1.29%	1.27%(6)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.37%(6)	1.37%	1.37%	1.37%	1.37%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets(5)	7.80%(6)	7.16%	6.37%	6.19%	6.39%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	7.72%(6)	7.09%	6.30%	6.11%	6.29%(6)
Portfolio Turnover Rate	25%	33%	40%	45%	40%(7)
Net Assets, End of Period (in thousands)	$808	$86	$27	$28	$26

(1)	Six months ended September 30, 2009 (unaudited).
(2)	July 29, 2005 (commencement of sale) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level . Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”).

At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Diversified Bond and High-Yield (the “funds”) and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the funds;

• the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning each fund to the cost of owning a similar fund;

• data comparing each fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of each fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the funds, and potential sharing of economies of scale in connection with the management of the funds.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew each fund’s management agreement under the terms ultimately determined by the board to be appropriate, the Directors based their decision on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of fund portfolios

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage each fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for each fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. High-Yield’s performance for both the one- and three-year periods was above its benchmark. Diversified Bond’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period.

Shareholder and Other Services. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing each fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the funds. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of each fund specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. Each fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of each fund was below the median of the total expense ratios of its respective peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of each fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between each fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. In addition, the Directors negotiated a one-year waiver by the advisor of a portion of the management fee for each fund. These changes were proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup High-Yield Cash-Pay Index is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The Merrill Lynch US High Yield Master II Constrained Index tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic markets and limits any single issuer to no more than 2% of the index.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911 CL-SAN-66872N

Semiannual Report
September 30, 2009

American Century Investments

Premium Money Market Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Premium Money Market

Performance	3
Yields	4
Weighted Average Maturity/Life	4
Portfolio Composition by Credit Rating	4
Portfolio Composition by Maturity	4

Shareholder Fee Example	5

Financial Statements

Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19

Other Information

Approval of Management Agreement	20
Additional Information	25
Index Definitions	26

The opinions expressed in the Market Perspective reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Short-Term Rates Remained Low

The six months ended September 30, 2009, witnessed a remarkable rebound by U.S. financial markets as the credit crisis eased and the economy showed signs of stabilizing. Government stimulus boosted consumer spending, home prices steadied, and liquidity returned to credit markets. However, the unemployment rate rose to 9.8% in September, raising prospects of a weak, “jobless” recovery. To boost growth, the Federal Reserve continued to hold its short-term rate target at 0%–0.25%, and said it would keep rates low for the foreseeable future, a key issue for money market funds.

Use of WAL Anticipates Money Fund Changes

Another key issue is a set of proposed government regulations and related disclosure changes designed to strengthen money funds and improve their transparency. At American Century Investments, we are committed to helping investors understand and make informed decisions about their financial holdings. As part of this commitment, and in alignment with proposed changes, we have added Weighted Average Life (WAL) to accompany the Weighted Average Maturity (WAM) data we provide in our money fund reports. WAL, like WAM, measures potential interest rate and credit risk exposure.

However, WAM alone may understate risk exposure in portfolios that own variable- and floating-rate securities (floaters) with interest-rate reset dates. For WAL calculation purposes, a one-year floater with a 30-day interest-rate reset feature would have a 365-day remaining life (until maturity). For WAM calculation purposes, this floater would have a remaining life of just 30 days (until the next reset). WAL illustrates better than WAM the continued exposure investors have to this floater until maturity. If no floaters are present, the WAL and WAM become similar.

Providing WAL is one of three enhancements that American Century Investments has implemented prior to the expected new government regulations. The others are: 1) posting money fund portfolio holdings on a monthly basis on our website, americancentury.com, and 2) restricting our money fund WAMs to 75 days or less. We support the spirit and intent of the proposed regulations and will comply fully with the final policies when they are announced.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2009*
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	0.09%	High-Yield Cash-Pay (corporate)	37.81%
2-Year Note	0.73%	Credit (investment-grade corporate)	16.39%
10-Year Note	–3.82%	Broad Investment-Grade (multi-sector)	4.80%
30-Year Bond	–6.62%	Inflation-Linked Securities	3.47%
		Mortgage (mortgage-backed)	2.89%
		Agency	1.51%
		Treasury	–1.03%
*Total returns for periods less than one year are not annualized.

2

Performance

Premium Money Market

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Premium Money Market	0.21%	1.13%	3.26%(2)	3.07%	3.74%	4/1/93
90-Day U.S. Treasury
Bill Index(3)	0.08%	0.21%	2.82%	2.83%	3.58%(4)	—
Lipper Money Market
Instrument Funds
Average Return(3)	0.05%	0.50%	2.72%	2.59%	3.47%(4)	—
Fund’s Lipper Ranking among
Money Market Instrument Funds(3)	12 of 302	11 of 294	13 of 259	13 of 197	—	—

Premium Money Market acquired all of the net assets of American Century Capital Reserve Fund and the American Century Premium
Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001.
Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1)	Total returns for periods less than one year are not annualized.
(2)	Fund returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Since 3/31/93, the date nearest the fund’s inception for which data are available.

Total Annual Fund Operating Expenses
Premium Money Market	0.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Premium Money Market

Yields as of September 30, 2009
7-Day Current Yield
After waiver(1)(2)		0.21%
Before waiver		0.21%
7-Day Effective Yield(1)
		0.21%

Weighted Average Maturity/Life
	9/30/09	3/31/09
Weighted Average Maturity	66 days	64 days
Weighted Average Life	73 days	N/A
(1)	The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.
(2) The effect of the waiver was less than 0.005%.

Portfolio Composition by Credit Rating
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
A-1+	78%	80%
A-1	22%	20%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.
The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Portfolio Composition by Maturity
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
1-30 days	49%	59%
31-90 days	26%	19%
91-180 days	16%	10%
More than 180 days	9%	12%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

5

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09	Expense Ratio(1)
Actual (after waiver)(2)	$1,000	$1,002.10	$2.41	0.48%
Actual (before waiver)	$1,000	$1,002.10(3)	$2.46	0.49%
Hypothetical (after waiver)(2)	$1,000	$1,022.66	$2.43	0.48%
Hypothetical (before waiver)	$1,000	$1,022.61	$2.48	0.49%

(1)	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended September 30, 2009, the fund received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

6

Schedule of Investments

Premium Money Market

SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
Commercial Paper(1) — 44.9%			Pfizer, Inc.,
			0.46%, 2/26/10(2)	$38,000,000	$ 37,928,138
Bank of Nova Scotia,			Providence Health &
0.17%, 10/9/09	$15,000,000	$ 14,999,433	Services, 1.00%, 12/7/09	7,000,000	7,000,000
BASF SE,			Regents of University of
0.35%, 11/23/09(2)	21,000,000	20,989,106
			California, 0.27%, 10/13/09	20,000,000	19,998,200
BNP Paribas Finance, Inc.,			Salvation Army (The),
0.24%, 10/26/09	15,000,000	14,997,500	1.00%, 10/7/09	5,100,000	5,100,000
California Educational			Salvation Army (The),
Facilities Auth.,			0.32%, 10/8/09	19,000,000	19,000,000
0.19%, 10/14/09	3,700,000	3,700,000
Catholic Health Initiatives,			Swedbank AB,
			0.57%, 11/16/09(2)	4,000,000	3,997,087
0.70%, 11/12/09	17,000,000	17,000,000
			Toyota Motor Credit Corp.,
Catholic Health Initiatives,			0.35%, 10/5/09	13,600,000	13,599,471
0.95%, 2/4/10	14,000,000	14,000,000
			Toyota Motor Credit Corp.,
Charta LLC,			0.24%, 11/30/09	18,500,000	18,492,600
0.23%, 11/2/09(2)	18,000,000	17,996,320
			Toyota Motor Credit Corp.,
Chicago Midway Airport,			0.25%, 12/2/09	11,500,000	11,495,049
0.45%, 11/3/09	3,799,000	3,799,000
			Yale University,
Citibank Credit Card			0.45%, 11/17/09	15,000,000	14,991,188
Issuance Trust,
0.31%, 10/9/09(2)	7,000,000	6,999,518	TOTAL COMMERCIAL PAPER		469,816,504
Crown Point Capital Co. LLC,			U.S. Government Agency
0.45%, 10/13/09(2)	28,000,000	27,995,800
Crown Point Capital Co. LLC,			Securities and Equivalents — 23.0%
0.45%, 10/26/09(2)	8,000,000	7,997,500	FIXED-RATE U.S. GOVERNMENT
Crown Point Capital Co. LLC,			AGENCY SECURITIES — 15.8%
0.45%, 11/2/09(2)	14,000,000	13,994,400	FFCB, 5.08%, 12/2/09	4,000,000	4,033,232
Govco LLC,			FFCB, 3.875%, 12/17/09	4,600,000	4,629,909
1.11%, 10/27/09(2)	15,000,000	14,988,083	FFCB, 0.80%, 2/2/10	6,140,000	6,137,575
Govco LLC,			FHLB, 4.50%, 10/9/09	9,000,000	9,007,405
0.78%, 12/11/09(2)	23,000,000	22,964,618	FHLB, 6.50%, 11/13/09	1,200,000	1,208,080
Honeywell International, Inc.,			FHLB, 5.00%, 12/11/09	10,000,000	10,079,196
0.60%, 10/20/09(2)	12,050,000	12,046,184
			FHLB, 3.50%, 1/6/10	20,000,000	20,135,056
Honeywell International, Inc.,			FHLB, 0.87%, 1/26/10	10,000,000	9,995,982
0.96%, 12/7/09(2)	11,000,000	10,980,551
Jupiter Securitization Co.			FHLB, 1.05%, 3/9/10	10,000,000	9,998,319
LLC, 0.19%, 10/15/09(2)	10,000,000	9,999,261	FHLB, 4.875%, 3/12/10	6,000,000	6,100,655
Legacy Capital LLC,			FHLB, 5.00%, 3/12/10	2,000,000	2,042,440
0.45%, 11/9/09(2)	14,000,000	13,993,175	FHLB, 4.375%, 3/17/10	3,000,000	3,044,851
Legacy Capital LLC,			FHLB, 0.60%, 6/22/10	15,000,000	14,983,943
0.45%, 11/20/09(2)	15,200,000	15,190,500	FHLB, 0.55%, 7/28/10	15,000,000	14,998,120
Lexington Parker Capital,			FHLB, 0.55%, 7/29/10	7,000,000	6,998,523
0.45%, 10/13/09(2)	10,000,000	9,998,500
			FHLB, 0.625%, 8/17/10	5,000,000	4,997,808
Lexington Parker Capital,
0.45%, 11/20/09(2)	20,000,000	19,987,500	FHLB, 0.56%, 8/20/10	10,000,000	9,995,841
Lower Colorado River Auth.,			FHLB, 5.125%, 9/10/10	6,550,000	6,821,240
1.15%, 12/4/09	18,600,000	18,600,000	FHLB, 0.77%, 9/29/10	10,000,000	10,033,219
Pfizer, Inc.,			FHLB, 0.50%, 10/19/10	10,000,000	9,997,909
0.32%, 11/19/09(2)	5,000,000	4,997,822			165,239,303

7

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
U.S. GOVERNMENT AGENCY			California Statewide
DISCOUNT NOTES(1) — 4.8%			Communities Development
FHLB Discount Notes,			Auth. Multifamily Rev.,
0.76%, 1/12/10	$15,000,000	$ 14,967,813	Series 2001 S, (Birchcrest
			Apartments), VRDN,
FHLB Discount Notes,			0.39%, 10/1/09
0.86%, 1/21/10	10,000,000	9,973,556	(LOC: U.S. Bank N.A.)	$ 955,000	$ 955,000
FHLB Discount Notes,			Chicago Illinois Industrial
0.96%, 2/1/10	25,000,000	24,919,025	Development Rev.,
		49,860,394	(Enterprise Center VII),
ADJUSTABLE-RATE U.S. GOVERNMENT			VRDN, 0.60%, 10/7/09
AGENCY SECURITIES — 1.4%			(LOC: LaSalle Bank N.A.)	5,000,000	5,000,000
FHLB, VRN, 0.76%, 10/1/09	15,000,000	15,000,000	Colorado Housing &
GOVERNMENT-BACKED CORPORATE BONDS(3) — 1.0%			Finance Auth. Economic
			Development Rev., Series
Bank of America N.A., VRN,			2004 B, (Corey Building),
0.33%, 12/14/09, resets			VRDN, 1.00%, 10/1/09
quarterly off the 3-month			(LOC: Wells Fargo
LIBOR plus 0.03% with			Bank N.A.)	245,000	245,000
no caps	10,000,000	10,000,000	Colorado Housing &
TOTAL U.S. GOVERNMENT AGENCY			Finance Auth. Economic
SECURITIES AND EQUIVALENTS		240,099,697	Development Rev.,
Municipal Securities — 22.1%			Series 2004 B, (POPIEL
			Properties), VRDN, 1.05%,
Alabama Industrial			10/1/09 (LOC: Guaranty
Development Auth.			Bank & Trust and Wells
Rev., (Simcala, Inc.),			Fargo Bank N.A.)	110,000	110,000
VRDN, 1.00%, 10/7/09			Colorado Housing &
(LOC: Bank One)	5,150,000	5,150,000	Finance Auth. Economic
California Enterprise			Development Rev., Series
Development Auth. Rev.,			2005 B, (Closet Factory),
Series 2008 B, (Pocino			VRDN, 1.00%, 10/1/09
Foods), VRDN, 0.65%,			(LOC: Colorado Business
10/1/09 (LOC: City			Bank and Bank of New York)	875,000	875,000
National Bank and FHLB)	1,245,000	1,245,000	Colorado Housing &
California Enterprise			Finance Auth. Economic
Development Auth. Rev.,			Development Rev., Series
Series 2008 B, (Ramar			2007 B, (Monaco LLC),
International Corp.),			VRDN, 1.00%, 10/1/09
VRDN, 1.05%, 10/1/09			(LOC: JPMorgan Chase
(LOC: Bank of the West)	1,645,000	1,645,000	Bank N.A.)	690,000	690,000
California Enterprise			Columbus Indiana Economic
Development Auth. Rev.,			Development Rev.,
Series 2008 B, (Sconza			(Arbors At Waters Edge
Candy), VRDN, 0.60%,			Apartments), VRDN, 0.45%,
10/7/09 (LOC: Wells			10/1/09 (LOC: FHLB)	3,980,000	3,980,000
Fargo Bank N.A.)	3,300,000	3,300,000	Connecticut Housing
California Infrastructure			Finance Auth. Rev.,
& Economic Development			Series 2008 A5, (Housing
Bank Rev., Series 2000 B,			Mortgage Finance), VRDN,
(Adams Rite Manufacturing			0.35%, 10/1/09 (SBBPA:
Co.), VRDN, 0.90%, 10/7/09			JPMorgan Chase Bank N.A.)	19,695,000	19,695,000
(LOC: U.S. Bank N.A. and			Fairfield Rev., Series
Mellon Bank N.A.)	1,870,000	1,870,000	2005 A2, VRDN,
			1.80%, 10/1/09 (LOC:
			Landesbank Hessen-
			Thuringen Girozentrale)	2,800,000	2,800,000

8

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Gary Industrial			Mississippi Business Finance
Empowerment Zone Rev.,			Corp. Rev., (Aurora Flight
(Chemcoaters LLC), VRDN,			Sciences Corp.), VRDN,
1.40%, 10/1/09 (LOC:			1.00%, 10/1/09 (LOC:
American Bank & Trust			Branch Banking & Trust)	$12,500,000	$ 12,500,000
and FHLB)	$ 6,500,000	$ 6,500,000	Mississippi Business
Hart Family Holdings LLC			Finance Corp. Rev., Series
Rev., VRDN, 2.00%, 10/1/09			2006 R1, (Brown Bottling
(LOC: Community Bank &			Group, Inc.), VRDN, 1.00%,
Trust and FHLB)	10,720,000	10,720,000	10/1/09 (LOC: Trustmark
Houston Higher Education			National Bank and FHLB)	8,835,000	8,835,000
Finance Corp. Housing Rev.,			Montebello COP, VRDN,
Series 2003 C, (Tierwester			1.00%, 10/7/09 (LOC: Union
Oaks & Richfield Manor),			Bank of California N.A. and
VRDN, 1.35%, 10/1/09			California State Teacher’s
(LOC: Bank of New York)	1,505,000	1,505,000	Retirement System)	6,775,000	6,775,000
Illinois Development			Morgan Hill Redevelopment
Finance Auth. Rev., (Elite			Agency Tax Allocation Rev.,
Manufacturing Technologies,			Series 2008 B, (Ojo de
Inc.), VRDN, 0.60%, 10/1/09			Agua Redevelopment Area),
(LOC: LaSalle Bank N.A.)	2,730,000	2,730,000	VRDN, 0.85%, 10/1/09
Illinois GO, 2.00%, 4/13/10	5,000,000	5,036,386	(LOC: Scotiabank)	13,300,000	13,300,000
Illinois GO, 4.00%, 5/20/10	10,000,000	10,174,866	Nevada Multi Unit Housing
			Division Rev., Series
Illinois GO, 2.00%, 6/10/10	4,150,000	4,178,449	2002 B, VRDN, 0.57%,
Iowa Finance Auth. Private			10/1/09 (FNMA)
College Rev., (Morningside			(LIQ FAC: FNMA)	990,000	990,000
College), VRDN, 0.35%,			New Jersey Economic
10/1/09 (LOC: U.S.			Development Auth. Rev.,
Bank N.A.)	1,000,000	1,000,000	Series 2006 B, (Accurate
Kentucky Housing Corp.			Box Co., Inc.), VRDN, 0.45%,
Rev., Series 2007 O, VRDN,			10/1/09 (LOC: Sun Bank
0.60%, 10/1/09 (SBBPA:			N.A. and Wells Fargo
Lloyds TSB Bank plc)	2,350,000	2,350,000	Bank N.A.)	845,000	845,000
Kentucky Housing Corp.			New Mexico Educational
Rev., Series 2008 B, VRDN,			Assistance Foundation
0.80%, 10/1/09 (SBBPA:			Rev., Series 2009 A, VRDN,
Lloyds TSB Bank plc)	2,955,000	2,955,000	0.39%, 10/7/09 (LOC: Royal
King County Housing			Bank of Canada)	3,000,000	3,000,000
Auth. Rev., (Auburn Court			New York GO, Series
Apartments), VRDN,			2008 J13, VRDN, 0.45%,
0.44%, 10/1/09 (FNMA)			10/7/09 (SBBPA: Lloyds
(LIQ FAC: FNMA)	11,445,000	11,445,000	TSB Bank plc)	10,000,000	10,000,000
LoanStar Assets Partners LP			Orange County Housing
Rev., Series 2004 A, VRDN,			Finance Auth. Multifamily
0.33%, 10/1/09 (LOC: State			Rev., Series 2002 B,
Street Bank & Trust Co.)(2)	4,200,000	4,200,000	(Millenia), VRDN, 0.34%,
Los Angeles Multifamily			10/7/09 (LOC: FNMA)	1,200,000	1,200,000
Rev., Series 2001 F,			Oregon Facilities Auth. Rev.,
(Housing-San Regis), VRDN,			Series 2002-1, (Hazelden
0.33%, 10/1/09 (FNMA)			Springbrook), VRDN, 2.25%,
(LIQ FAC: FNMA)	1,275,000	1,275,000	10/1/09 (LOC: Allied Irish
Midwestern University			Bank plc)	900,000	900,000
Foundation Rev., Series
2009 A, VRDN, 0.45%,
10/1/09 (LOC: Royal Bank
of Canada)	3,000,000	3,000,000

9

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Pasadena COP, (Los Robles			Washington Economic
Avenue Parking Facilities),			Development Finance
VRDN, 1.25%, 10/6/09			Auth. Rev., Series 2006 G,
(LOC: Bank of New York and			(Wesmar Co., Inc.), VRDN,
California State Teacher’s			1.00%, 10/1/09 (LOC: U.S.
Retirement System)	$ 300,000	$ 300,000	Bank N.A.)	$ 1,715,000	$ 1,715,000
Putnam Hospital Center			Washington Economic
Rev., VRDN, 1.25%, 10/7/09			Development Finance Auth.
(LOC: JPMorgan Chase			Rev., Series 2007 K, (Ocean
Bank N.A.)(2)	3,140,000	3,140,000	Gold Seafoods, Inc.), VRDN,
Salinas COP, (Fairways			0.75%, 10/1/09 (LOC: Wells
Golf), VRDN, 0.85%,			Fargo Bank N.A.)	1,985,000	1,985,000
10/1/09 (LOC:			Washington Industrial
Rabobank N.A. and			Development Auth. Rev.,
Cooperative Centrale)	4,660,000	4,660,000	(Pauwels), VRDN, 0.68%,
Salinas Economic			10/1/09 (LOC: Bank of
Development Rev., Series			America N.A.)	1,880,000	1,880,000
2007 B, (Monterey County			Wisconsin Health &
Public Building), VRDN,			Educational Facilities
1.25%, 10/8/09 (LOC:			Auth. Rev., Series
Bank of New York)	1,070,000	1,070,000	2008 A, (ProHealth
South Carolina Association			Care, Inc.), VRDN,
of Governmental			0.35%, 10/1/09
Organizations COP,			(LOC: U.S. Bank N.A.)	6,000,000	6,000,000
Series 2009 B, 1.50%,			Wisconsin Health &
3/1/10 (SCSDE)	5,500,000	5,521,240	Educational Facilities Auth.
Southeast Industrial			Rev., Series 2008 C, VRDN,
Development Agency Rev.,			0.35%, 10/1/09 (LOC: U.S.
(Powers Fasteners, Inc.),			Bank N.A.)	1,200,000	1,200,000
VRDN, 1.25%, 10/1/09			TOTAL MUNICIPAL SECURITIES		231,530,941
(LOC: Bank of New York)	2,500,000	2,500,000
Southeast Industrial			Corporate Bonds — 9.0%
Development Agency Rev.,			Astin Redevelopment LP,
(Powers Fasteners, Inc.),			VRDN, 1.00%, 10/8/09	3,500,000	3,500,000
VRDN, 1.25%, 10/1/09			Castleton United Methodist
(LOC: JPMorgan Chase			Church, Inc., VRDN,
Bank N.A.)(2)	2,185,000	2,185,000	0.75%, 10/7/09 (LOC:
St. Paul Sales Tax Rev.,			U.S. Bank N.A.)	3,000,000	3,000,000
Series 2009 A, (Rivercentre			Cypress Bend Real Estate
Arena), VRDN, 0.35%,			Development Co. LLC,
10/1/09 (LOC: U.S.			VRDN, 0.45%, 10/1/09	9,000,000	9,000,000
Bank N.A.)	6,000,000	6,000,000	D & I Properties LLC, VRDN,
Tahoe Forest Hospital			0.60%, 10/7/09	1,400,000	1,400,000
District Rev., VRDN, 0.35%,			DCC Development Corp.,
10/1/09 (LOC: U.S.			VRDN, 0.47%, 10/1/09	3,765,000	3,765,000
Bank N.A.)	1,400,000	1,400,000
			First Baptist Church of
Texas GO, Series 2002 IB,			Opelika, VRDN, 1.00%,
(Veterans Housing), VRDN,			10/9/09 (LOC: FHLB)	6,535,000	6,535,000
0.90%, 10/7/09 (SBBPA:
Landesbank Hessen-			Flatley Hospitality LLC,
Thuringen Girozentrale)	5,000,000	5,000,000	VRDN, 0.47%, 10/1/09	1,070,000	1,070,000
University of Kansas Hospital			Grace Community Church
Auth. Rev., (Health System),			of Amarillo, VRDN, 1.00%,
VRDN, 0.35%, 10/1/09			10/1/09 (LOC: Wells Fargo
(LOC: U.S. Bank N.A.)	14,000,000	14,000,000	Bank N.A.)	1,670,000	1,670,000
			High Track LLC, VRDN,
			0.45%, 10/7/09	8,625,000	8,625,000

10

Premium Money Market

	Principal		Notes to Schedule of Investments
	Amount	Value	COP = Certificates of Participation
Jaxon Arbor LLC, VRDN,			Equivalent = Security whose principal payments are backed by the full
0.47%, 10/1/09	$ 1,015,000	$ 1,015,000	faith and credit of the United States
JBR, Inc., VRDN,			FFCB = Federal Farm Credit Bank
1.05%, 10/1/09	5,790,000	5,790,000	FHLB = Federal Home Loan Bank
Manse on Marsh LP, VRDN,
0.65%, 10/1/09	11,355,000	11,355,000	FNMA = Federal National Mortgage Association
Ness Family Partners LP,			GO = General Obligation
VRDN, 0.63%, 10/7/09	1,580,000	1,580,000	LIBOR = London Interbank Offered Rate
Procter & Gamble			LIQ FAC = Liquidity Facilities
International Funding SCA,			LOC = Letter of Credit
VRN, 0.48%, 11/9/09, resets
quarterly off the 3-month			resets = The frequency with which a security’s coupon changes,
LIBOR plus 0.01% with			based on current market conditions or an underlying index. The more
no caps	5,000,000	5,000,000	frequently a security resets, the less risk the investor is taking that the
			coupon will vary significantly from current market rates.
Relay Relay LLC, VRDN,
1.50%, 10/1/09	7,740,000	7,740,000	SBBPA = Standby Bond Purchase Agreement
Roman Catholic Bishop of			SCSDE = South Carolina School District Enhancement
San Jose, VRDN, 2.55%,			VRDN = Variable Rate Demand Note. Interest reset date is indicated.
10/1/09 (LOC: Allied Irish			Rate shown is effective at the period end.
Bank plc)	4,875,000	4,875,000	VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
Rupert E. Phillips,			is effective at the period end.
VRDN, 1.00%, 10/9/09			(1) The rate indicated is the yield to maturity at purchase for non-
(LOC: FHLB)	5,940,000	5,940,000	interest bearing securities. For interest bearing securities, the
Salvation Army (The), VRN,			stated coupon rate is shown.
1.25%, 10/1/09 (LOC: Bank			(2) Security was purchased under Rule 144A or Section 4(2) of
of New York)	2,000,000	2,000,000	the Securities Act of 1933 or is a private placement and, unless
Salvation Army (The), VRN,			registered under the Act or exempted from registration, may only
1.25%, 10/1/09 (LOC: Bank			be sold to qualified institutional investors. The aggregate value
of New York)	7,500,000	7,500,000	of these securities at the period end was $282,569,063, which
Zehnder’s of Frankenmuth,			represented 27.0% of total net assets. None of the restricted
VRDN, 0.47%, 10/1/09	2,450,000	2,450,000	securities are considered to be illiquid.
TOTAL CORPORATE BONDS		93,810,000	(3) The debt is guaranteed under the Federal Deposit Insurance
			Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
Certificates of Deposit — 1.0%			is backed by the full faith and credit of the United States. The
BNP Paribas,			expiration date of the FDIC’s guarantee is the earlier of the maturity
0.34%, 10/7/09	10,000,000	10,000,000	date of the debt or June 30, 2012.
TOTAL INVESTMENT			(4) Category is less than 0.05% of total net assets.
SECURITIES — 100.0%		1,045,257,142
OTHER ASSETS
AND LIABILITIES(4)		354,989	See Notes to Financial Statements.
TOTAL NET ASSETS — 100.0%		$1,045,612,131

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Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,045,257,142
Receivable for investments sold	650,012
Receivable for capital shares sold	2,346,797
Interest receivable	1,445,279
1,049,699,230

Liabilities
Disbursements in excess of demand deposit cash	468,169
Payable for capital shares redeemed	3,177,570
Accrued management fees	391,521
Dividends payable	49,839
4,087,099

Net Assets	$1,045,612,131

Capital Shares
Outstanding (unlimited number of shares authorized)	1,045,996,101

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$1,045,991,293
Accumulated net realized loss on investment transactions	(379,162)
$1,045,612,131

See Notes to Financial Statements.

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Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$4,929,161

Expenses:
Management fees	2,471,288
Temporary guarantee program fees	210,286
Trustees’ fees and expenses	25,091
Other expenses	290
2,706,955
Fees waived	(74,267)
2,632,688

Net investment income (loss)	2,296,473

Net realized gain (loss) on investment transactions	(7,408)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,289,065

See Notes to Financial Statements.

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Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
Increase (Decrease) in Net Assets	Sept. 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 2,296,473	$ 25,156,808
Net realized gain (loss)	(7,408)	(327,383)
Net increase (decrease) in net assets resulting from operations	2,289,065	24,829,425

Distributions to Shareholders
From net investment income	(2,296,473)	(25,156,808)

Capital Share Transactions
Proceeds from shares sold	227,964,044	784,282,486
Proceeds from reinvestment of distributions	1,653,240	19,312,365
Payments for shares redeemed	(313,496,386)	(865,514,974)
Net increase (decrease) in net assets from capital share transactions	(83,879,102)	(61,920,123)

Net increase (decrease) in net assets	(83,886,510)	(62,247,506)

Net Assets
Beginning of period	1,129,498,641	1,191,746,147
End of period	$1,045,612,131	$1,129,498,641

Transactions in Shares of the Fund
Sold	227,964,044	784,282,486
Issued in reinvestment of distributions	1,653,240	19,312,365
Redeemed	(313,496,386)	(865,514,974)
Net increase (decrease) in shares of the fund	(83,879,102)	(61,920,123)

See Notes to Financial Statements.

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Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

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Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The investment advisor voluntarily agreed to waive 0.02% of its management fee from April 1, 2009 through July 31, 2009 at which time the waiver was terminated. The effective annual management fee before waiver for the fund for the six months ended September 30, 2009, was 0.45%. The effective annual management fee after waiver for the fund for the six months ended September 30, 2009, was 0.44%.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The fund continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The program expired on September 18, 2009. For the six months ended September 30, 2009, the annualized ratio of the program fee to average net assets was 0.038%.

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Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of September 30, 2009, the valuation inputs used to determine the fair value of the fund’s investment securities were classified as Level 2.

4. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2009, the fund did not utilize the program.

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5. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(371,754), which may be used to offset future taxable realized gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(446), $(885), $(3,164), $(10,427) and $(356,832) expire in 2013, 2014, 2015, 2016 and 2017, respectively.

6. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

Premium Money Market

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From
Investment Operations
Net Investment
Income (Loss)	—(2)	0.02	0.05	0.05	0.03	0.01
Distributions
From Net
Investment Income	—(2)	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)
Net Asset Value,
End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.21%	2.20%	4.70%	4.98%	3.41%	1.33%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.48%(4)(5)	0.47%(4)	0.43%(4)	0.41%(4)	0.45%(4)	0.48%
Ratio of Operating
Expenses to
Average Net Assets
(Before Expense Waiver)	0.49%(5)	0.49%	0.47%	0.47%	0.47%	0.48%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.42%(4)(5)	2.18%(4)	4.58%(4)	4.89%(4)	3.41%(4)	1.31%
Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)	0.41%(5)	2.16%	4.54%	4.83%	3.39%	1.31%
Net Assets, End of Period
(in thousands)	$1,045,612	$1,129,499	$1,191,746	$917,778	$641,249	$472,954

(1)	Six months ended September 30, 2009 (unaudited).
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Premium Money Market (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund invest-ment management clients of the advisor; and

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• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

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The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The Fund’s performance for both the one- and three-year periods was in the top quartile of its peer group.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

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Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the

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risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates for three-month instruments as published by the Federal Reserve Bank.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup High-Yield Cash-Pay Index is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

26

Notes

27

Notes

28

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66871N

Semiannual Report
September 30, 2009

American Century Investments

Inflation Protection Bond Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Inflation Protection Bond

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Portfolio Composition by Weighted Average Life	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26

Other Information

Approval of Management Agreement	32
Additional Information	37
Index Definitions	38

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Credit Crisis Eased

The six months ended September 30, 2009, witnessed a remarkable rebound by U.S. financial markets, made possible by the easing of the credit crisis and signs of stabilization in the economy. The government’s stimulus package and “cash for clunkers” program directly boosted consumer spending; home prices stabilized; big financial institutions passed the government’s “stress tests”; and liquidity returned to U.S. credit markets. Add it all up, and the economy expanded at a 3.5% annual rate in the third quarter. That marked the first positive reading on growth since the second quarter of 2008. But even as the economy stabilized, the unemployment rate rose to 9.8% in September, raising the prospect of a weak, “jobless” recovery.

Slack in the labor market and a still-weak economy meant a continued decline in measures of inflation, as the government’s Consumer Price Index fell by 1.3% for the year ended in September. In that environment, the Federal Reserve (the Fed) continued to hold its short-term rate target at 0%–0.25%.

Risk Reigned Supreme

The realization that financial and economic Armageddon had been averted caused a dramatic reversal of the trading that defined 2008, when Treasuries performed best by a wide margin. For the six months ended September 30, 2009, risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries) posted very strong returns while intermediate- and long-term Treasury bond prices actually fell (see the accompanying table). This resulted in historic outperformance by some segments of credit markets compared with Treasuries for the six months.

Rates Edged Up

With signs of stability in the economy and financial markets, the Fed began to look ahead to an end to its support of the market for government agency and mortgage-backed securities; nevertheless, to ensure the recovery, the Fed’s policy making arm said it would keep rates low for the foreseeable future. In that environment, investors sold Treasuries, sending their prices down and yields up.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2009*
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	0.09%	High-Yield Cash-Pay (corporate)	37.81%
2-Year Note	0.73%	Credit (investment-grade corporate)	16.39%
10-Year Note	–3.82%	Broad Investment-Grade (multi-sector)	4.80%
30-Year Bond	–6.62%	Inflation-Linked Securities	3.47%
		Mortgage (mortgage-backed)	2.89%
		Agency	1.51%
		Treasury	-1.03%
		*Total returns for periods less than one year are not annualized.

2

Performance

Inflation Protection Bond

Total Returns as of September 30, 2009
			Average Annual
			Returns
			Since	Inception
	6 months(1)	1 year	Inception	Date
Investor Class	3.96%	6.22%	4.20%	5/31/05
Citigroup US Inflation-Linked
Securities Index(2)	3.47%	5.41%	4.33%	—
Institutional Class	4.04%	6.40%	4.50%	5/31/05
A Class				5/31/05
No sales charge*	3.77%	5.93%	3.97%
With sales charge*	-0.88%	1.19%	2.87%
B Class				5/31/05
No sales charge*	3.38%	5.22%	3.20%
With sales charge*	-1.62%	1.22%	2.78%
C Class				5/31/05
No sales charge*	3.38%	5.11%	3.24%
With sales charge*	2.38%	5.11%	3.24%
R Class	3.69%	5.69%	3.74%	5/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Inflation Protection Bond

One-Year Returns Over Life of Class
Periods ended September 30
		2005*	2006	2007	2008	2009
Investor Class		0.08%	1.43%	4.21%	6.37%	6.22%
Citigroup US Inflation-Linked
Securities Index		0.39%	1.88%	4.91%	6.22%	5.41%
*From 5/31/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating
	Institutional
Investor Class	Class	A Class	B Class		C Class	R Class
0.59%	0.39%	0.84%	1.59%		1.59%	1.09%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Inflation Protection Bond

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Inflation Protection Bond returned 3.96%* for the six months ended September 30, 2009. By comparison, the fund’s benchmark, the Citigroup US Inflation-Linked Securities Index, returned 3.47%. Portfolio returns reflect operating expenses, while index returns do not.

The portfolio’s performance benefited from the generally favorable climate for TIPS (Treasury inflation-protected securities), which, unlike longer-term traditional Treasury notes and bonds, showed positive results for the six-month period. This was primarily due to the market’s longer-term expectations for rising inflation and a relatively tight supply of inflation-linked securities. In addition, our strategy of investing a portion of the portfolio’s assets in out-of-benchmark, high-quality “spread” (non-Treasury) sectors drove the portfolio’s outperformance versus the index. Most spread sectors benefited from the market’s renewed appetite for risk and outperformed TIPS during the period.

Oil Prices Jumped, but Near-Term Inflation Remained Tame

Select economic data in the manufacturing and housing industries showed signs of modest improvement during the six-month period, which led to expectations for growing worldwide demand for commodities. Oil prices reflected this sentiment, increasing from $50 a barrel on March 31, 2009, to $71 a barrel at the end of September. Other commodity prices also advanced, as indicated by the 18.64% six-month gain for the Rogers International Commodities Index, a measure of energy, agricultural, and metals products.

Nevertheless, these rising prices did not have a significant impact on the current inflation data. Despite the financial market’s optimism that the economic downturn was stabilizing, the overall economy remained weak, primarily due to rising unemployment and sluggish consumer spending. This helped maintain more of a deflationary than inflationary environment in the near term. “Headline” inflation, as measured by the overall change in the Consumer Price Index, was down 1.3% for the 12 months ended September 30, as oil prices, though higher for the six-month period, remained well below their 12-month highs. This helps explain the fund’s negative SEC yield as of September 30.

Looking ahead, inflation expectations remained on the rise. The yield difference (or breakeven rate) between 10-year TIPS and nominal 10-year Treasuries increased modestly during the period, from 1.31 percentage points at the end of March to 1.77 percentage points at the end of September. The breakeven rate estimates the market’s inflation expectation for the next 10 years. In addition, the U.S. dollar tumbled versus other major currencies—another inflationary warning sign.

*All fund returns and yields referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized

5

Inflation Protection Bond

Portfolio Strategy

We continued to invest most of the portfolio in TIPS (approximately 87% as of September 30, 2009). The portfolio’s outperformance relative to the benchmark primarily was due to our non-TIPS positioning.

Specifically, allocations to investment-grade corporate and long-term municipal bonds drove the portfolio’s outperformance. These securities significantly outperformed traditional Treasuries and TIPS, as the market’s renewed emphasis on risk pushed returns on non-Treasury sectors higher. In the second half of the period, we took profits in the municipal sector and increased exposure to high-quality corporate bonds, which we believe should continue to offer good relative value. The portfolio also held a small position in high-yield bonds, which were the best-performing fixed-income securities during the period. Small allocations to mortgage and agency securities generated positive returns for the portfolio, but these sectors generally lagged TIPS.

Additionally, early in the period, we complemented our spread-sector investments with a small position in inflation swaps, or strategies that synthetically create inflation-linked exposure. We believe the combination of TIPS, spread securities, and inflation swaps may enhance the portfolio’s results and outperform traditional Treasury securities over time.

Outlook

Near-term inflation concerns remain subdued, primarily due to still-weak global economic fundamentals. Longer term, we believe inflationary pressures are likely to build, given historical patterns (the average annual inflation rate for the last 30 years was approximately 3.25%) and the amount of inflationary economic stimulus from the government and Federal Reserve. Therefore, the long-term inflation outlook, along with a relatively low 10-year breakeven rate, suggest TIPS continue to offer attractive long-term value.

6

Inflation Protection Bond

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Weighted Average Life	9.4 years	9.3 years
Average Duration (static real yield beta)	6.0 years	5.8 years(1)
(1) The calculation as of March 31, 2009, was based on effective average duration.

Yields as of September 30, 2009
30-Day SEC Yield(2)
Investor Class	-0.20%
Institutional Class	0.00%
A Class	-0.42%
B Class	-1.18%
C Class	-1.18%
R Class	-0.69%
(2) Yields would have been lower if a portion of fees had not been waived.

Portfolio Composition by Weighted Average Life
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
0 - 5-Year Notes(3)	31.8%	36.4%
5 - 10-Year Notes	36.1%	31.5%
10 - 30-Year Bonds	32.1%	32.1%
(3) Includes temporary cash investments.

Types of Investments in Portfolio
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
U.S. Treasury Securities	87.7%	88.1%
Corporate Bonds	8.3%	2.6%
Commercial Paper	2.6%	2.4%
Municipal Securities	0.8%	2.5%
Commercial Mortgage-Backed Securities	0.5%	0.4%
Asset-Backed Securities	0.1%	0.2%
U.S. Government Agency Securities and Equivalents	—	2.8%
U.S. Government Agency Mortgage-Backed Securities	—	0.9%
Temporary Cash Investments	—(4)	0.1%
(4) Category is less than 0.05% of fund investments.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or Amer-ican Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	4/1/09	9/30/09	4/1/09 - 9/30/09	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,039.60	$2.81	0.55%
Investor Class (before waiver)	$1,000	$1,039.60(3)	$3.02	0.59%
Institutional Class	$1,000	$1,040.40	$1.79	0.35%
(after waiver)(2)
Institutional Class	$1,000	$1,040.40(3)	$1.99	0.39%
(before waiver)
A Class (after waiver)(2)	$1,000	$1,037.70	$4.09	0.80%
A Class (before waiver)	$1,000	$1,037.70(3)	$4.29	0.84%
B Class (after waiver)(2)	$1,000	$1,033.80	$7.90	1.55%
B Class (before waiver)	$1,000	$1,033.80(3)	$8.11	1.59%
C Class (after waiver)(2)	$1,000	$1,033.80	$7.90	1.55%
C Class (before waiver)	$1,000	$1,033.80(3)	$8.11	1.59%
R Class (after waiver)(2)	$1,000	$1,036.90	$5.36	1.05%
R Class (before waiver)	$1,000	$1,036.90(3)	$5.57	1.09%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,022.31	$2.79	0.55%
Investor Class (before waiver)	$1,000	$1,022.11	$2.99	0.59%
Institutional Class	$1,000	$1,023.31	$1.78	0.35%
(after waiver)(2)
Institutional Class	$1,000	$1,023.11	$1.98	0.39%
(before waiver)
A Class (after waiver)(2)	$1,000	$1,021.06	$4.05	0.80%
A Class (before waiver)	$1,000	$1,020.86	$4.26	0.84%
B Class (after waiver)(2)	$1,000	$1,017.30	$7.84	1.55%
B Class (before waiver)	$1,000	$1,017.10	$8.04	1.59%
C Class (after waiver)(2)	$1,000	$1,017.30	$7.84	1.55%
C Class (before waiver)	$1,000	$1,017.10	$8.04	1.59%
R Class (after waiver)(2)	$1,000	$1,019.85	$5.32	1.05%
R Class (before waiver)	$1,000	$1,019.60	$5.52	1.09%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended September 30, 2009, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

9

Schedule of Investments

Inflation Protection Bond

SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Securities — 87.1%			U.S. Treasury Inflation
			Indexed Notes,
U.S. Treasury Inflation			0.625%, 4/15/13(1)	$ 5,807,445	$ 5,801,998
Indexed Bonds,			U.S. Treasury Inflation
2.375%, 1/15/25(1)	$ 21,922,857	$ 23,005,298
			Indexed Notes,
U.S. Treasury Inflation			1.875%, 7/15/13(1)	16,034,211	16,585,387
Indexed Bonds,			U.S. Treasury Inflation
2.00%, 1/15/26(1)	14,105,260	14,100,859
			Indexed Notes,
U.S. Treasury Inflation			2.00%, 1/15/14(1)	11,538,252	11,967,336
Indexed Bonds,			U.S. Treasury Inflation
2.375%, 1/15/27(1)	9,893,816	10,416,328
			Indexed Notes,
U.S. Treasury Inflation			2.00%, 7/15/14(1)	10,053,736	10,459,022
Indexed Bonds,			U.S. Treasury Inflation
1.75%, 1/15/28(1)	6,912,964	6,640,766
			Indexed Notes,
U.S. Treasury Inflation			1.625%, 1/15/15(1)	16,240,608	16,560,353
Indexed Bonds,			U.S. Treasury Inflation
3.625%, 4/15/28(1)	9,924,703	12,288,023
			Indexed Notes,
U.S. Treasury Inflation			1.875%, 7/15/15(1)	14,005,448	14,486,885
Indexed Bonds,			U.S. Treasury Inflation
2.50%, 1/15/29(1)	14,316,247	15,425,756
			Indexed Notes,
U.S. Treasury Inflation			2.00%, 1/15/16(1)	17,902,830	18,596,565
Indexed Bonds,			U.S. Treasury Inflation
3.875%, 4/15/29(1)	11,606,334	14,997,566
			Indexed Notes,
U.S. Treasury Inflation			2.50%, 7/15/16(1)	7,966,701	8,544,287
Indexed Bonds,			U.S. Treasury Inflation
3.375%, 4/15/32(1)	4,749,874	5,885,388
			Indexed Notes,
U.S. Treasury Inflation			2.375%, 1/15/17(1)	8,836,624	9,411,005
Indexed Notes,			U.S. Treasury Inflation
4.25%, 1/15/10(1)	1,689,574	1,705,942
			Indexed Notes,
U.S. Treasury Inflation			2.625%, 7/15/17(1)	6,052,525	6,578,338
Indexed Notes,			U.S. Treasury Inflation
0.875%, 4/15/10(1)	3,666,019	3,671,745
			Indexed Notes,
U.S. Treasury Inflation			1.625%, 1/15/18(1)	2,544,176	2,572,004
Indexed Notes,			U.S. Treasury Inflation
3.50%, 1/15/11(1)	2,350,927	2,450,841
			Indexed Notes,
U.S. Treasury Inflation			1.375%, 7/15/18(1)	8,987,940	8,909,296
Indexed Notes,			U.S. Treasury Inflation
2.375%, 4/15/11(1)	7,025,116	7,244,651
			Indexed Notes,
U.S. Treasury Inflation			2.125%, 1/15/19(1)	7,221,816	7,589,681
Indexed Notes,			U.S. Treasury Inflation
3.375%, 1/15/12(1)	2,061,760	2,195,774
			Indexed Notes,
U.S. Treasury Inflation			1.875%, 7/15/19(1)	9,884,084	10,186,784
Indexed Notes,			TOTAL U.S. TREASURY SECURITIES
2.00%, 4/15/12(1)	9,339,000	9,689,212
			(Cost $287,739,260)		294,557,556
U.S. Treasury Inflation
Indexed Notes,
3.00%, 7/15/12(1)	15,582,467	16,590,466

10

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 8.2%			CONSUMER FINANCE — 0.4%
			Capital One Bank USA N.A.,
BEVERAGES — 0.5%			8.80%, 7/15/19(1)	$ 330,000	$ 382,113
Anheuser-Busch InBev			Ford Motor Credit Co. LLC,
Worldwide, Inc.,			7.50%, 8/1/12	330,000	317,105
6.875%, 11/15/19(2)	$ 530,000	$ 599,756
			General Electric Capital
Coca-Cola Co. (The),			Corp., 5.90%, 5/13/14(1)	460,000	493,951
3.625%, 3/15/14(1)	240,000	249,083
			General Electric Capital
Coca-Cola Enterprises, Inc.,			Corp., 6.00%, 8/7/19(1)	300,000	304,894
4.25%, 3/1/15(1)	260,000	275,361
					1,498,063
Dr Pepper Snapple Group,
Inc., 6.82%, 5/1/18(1)	450,000	512,399	CONTAINERS & PACKAGING — 0.2%
		1,636,599	Ball Corp., 6.875%,
			12/15/12(1)	750,000	759,375
BIOTECHNOLOGY — 0.1%			DIVERSIFIED FINANCIAL SERVICES — 0.1%
Amgen, Inc.,
5.85%, 6/1/17(1)	300,000	330,540	Bank of America Corp.,
			6.50%, 8/1/16(1)	290,000	305,394
CAPITAL MARKETS — 0.5%			BP Capital Markets plc,
Credit Suisse (New York),			3.125%, 3/10/12(1)	170,000	175,730
5.50%, 5/1/14(1)	390,000	419,681
					481,124
Credit Suisse (New York),
5.30%, 8/13/19(1)	360,000	369,831	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 0.4%
Goldman Sachs Group, Inc.
(The), 7.50%, 2/15/19(1)	280,000	320,764	AT&T, Inc.,
			6.70%, 11/15/13(1)	180,000	204,155
Jefferies Group, Inc.,
8.50%, 7/15/19(1)	80,000	84,811	Cellco Partnership/Verizon
			Wireless Capital LLC,
Morgan Stanley,			8.50%, 11/15/18(1)(2)	160,000	200,167
7.30%, 5/13/19(1)	330,000	363,726
			Telecom Italia Capital SA,
		1,558,813	6.175%, 6/18/14(1)	550,000	597,344
CHEMICALS — 0.2%			Telefonica Emisiones SAU,
Dow Chemical Co. (The),			5.88%, 7/15/19(1)	340,000	370,220
4.85%, 8/15/12(1)	160,000	166,522			1,371,886
Dow Chemical Co. (The),			ELECTRIC UTILITIES(3)
8.55%, 5/15/19(1)	360,000	405,371
			Niagara Mohawk Power
		571,893	Corp., 4.88%, 8/15/19(2)	160,000	163,269
COMMERCIAL SERVICES & SUPPLIES — 0.3%			ELECTRONIC EQUIPMENT, INSTRUMENTS
Corrections Corp. of			& COMPONENTS — 0.3%
America, 7.75%, 6/1/17(1)	400,000	415,000	Corning, Inc.,
Waste Management, Inc.,			6.625%, 5/15/19(1)	600,000	657,566
7.375%, 3/11/19(1)	500,000	582,889	Jabil Circuit, Inc.,
		997,889	7.75%, 7/15/16(1)	300,000	306,000
COMPUTERS & PERIPHERALS — 0.2%					963,566
Dell, Inc., 3.375%, 6/15/12	200,000	207,394	ENERGY EQUIPMENT & SERVICES — 0.1%
Dell, Inc., 5.875%, 6/15/19	400,000	429,619	Pride International, Inc.,
		637,013	8.50%, 6/15/19(1)	400,000	442,000

11

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount	Value
FOOD & STAPLES RETAILING — 0.1%			METALS & MINING — 0.4%
CVS Caremark Corp.,			Anglo American Capital plc,
6.60%, 3/15/19(1)	$ 250,000	$ 282,322	9.375%, 4/8/19(1)(2)	$ 300,000	$ 365,102
FOOD PRODUCTS(3)			ArcelorMittal,
Kraft Foods, Inc.,			6.125%, 6/1/18(1)	200,000	197,410
6.125%, 2/1/18(1)	90,000	95,527	BHP Billiton Finance USA
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%			Ltd., 6.50%, 4/1/19(1)	150,000	174,346
St. Jude Medical, Inc.,			Rio Tinto Finance USA Ltd.,
4.875%, 7/15/19(1)	230,000	237,395	5.875%, 7/15/13(1)	450,000	485,336
HEALTH CARE PROVIDERS & SERVICES — 0.3%					1,222,194
HCA, Inc., 7.875%,			MULTI-UTILITIES — 0.2%
2/15/20(1)(2)	300,000	301,875	Dominion Resources, Inc.,
Medco Health Solutions,			6.40%, 6/15/18(1)	250,000	280,405
Inc., 6.125%, 3/15/13(1)	712,000	771,746	Pacific Gas & Electric Co.,
		1,073,621	6.25%, 12/1/13(1)	180,000	202,388
INDUSTRIAL CONGLOMERATES — 0.1%			PG&E Corp.,
			5.75%, 4/1/14(1)	120,000	131,178
General Electric Co.,
5.25%, 12/6/17(1)	200,000	205,589	Sempra Energy,
			6.50%, 6/1/16(1)	130,000	143,935
INSURANCE — 0.4%
					757,906
Allstate Corp. (The),
7.45%, 5/16/19	300,000	358,204	OIL, GAS & CONSUMABLE FUELS — 0.9%
MetLife, Inc.,			Anadarko Petroleum Corp.,
6.75%, 6/1/16(1)	500,000	558,963	6.95%, 6/15/19(1)	300,000	335,065
Prudential Financial, Inc.,			Enterprise Products
7.375%, 6/15/19(1)	400,000	447,192	Operating LLC,
			4.60%, 8/1/12(1)	530,000	549,622
		1,364,359
			Enterprise Products
MEDIA — 1.1%			Operating LLC,
Comcast Corp.,			6.30%, 9/15/17(1)	250,000	269,701
5.90%, 3/15/16(1)	250,000	269,094	Kerr-McGee Corp.,
Interpublic Group			6.95%, 7/1/24(1)	320,000	343,410
of Cos., Inc. (The),			Kinder Morgan Energy
10.00%, 7/15/17(1)(2)	600,000	651,000	Partners LP,
Omnicom Group, Inc.,			6.75%, 3/15/11(1)	450,000	477,381
6.25%, 7/15/19(1)	280,000	302,610	Magellan Midstream
Time Warner Cable, Inc.,			Partners LP,
5.40%, 7/2/12(1)	500,000	534,684	6.55%, 7/15/19(1)	270,000	300,580
Time Warner Cable, Inc.,			Shell International Finance
8.25%, 2/14/14(1)	120,000	139,995	BV, 4.30%, 9/22/19(1)	390,000	392,827
Time Warner Cable, Inc.,			XTO Energy, Inc.,
6.75%, 7/1/18(1)	600,000	664,142	6.50%, 12/15/18(1)	200,000	221,179
Time Warner, Inc.,					2,889,765
6.875%, 5/1/12(1)	400,000	440,652	PAPER & FOREST PRODUCTS — 0.2%
Viacom, Inc.,			International Paper Co.,
6.25%, 4/30/16(1)	600,000	648,149	9.375%, 5/15/19(1)	250,000	293,205
Virgin Media Finance plc,			International Paper Co.,
9.50%, 8/15/16(1)	200,000	211,500	7.50%, 8/15/21(1)	240,000	254,800
		3,861,826			548,005

12

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount/
PHARMACEUTICALS — 0.1%				Shares	Value

Roche Holdings, Inc.,			Commercial Mortgage-Backed
6.00%, 3/1/19(1)(2)	$ 370,000	$ 412,613
			Securities(5) — 0.5%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
ProLogis, 5.50%, 4/1/12(1)	400,000	395,466	Credit Suisse Mortgage
			Capital Certificates,
Simon Property Group LP,			Series 2007 TF2A, Class
6.75%, 5/15/14(1)	320,000	343,671	A1, VRN, 0.42%, 10/15/09,
Simon Property Group LP,			resets monthly off the
5.75%, 12/1/15(1)	400,000	409,727	1-month LIBOR plus 0.18%
		1,148,864	with no caps(1)(2)	$ 496,902	$ 369,253
ROAD & RAIL — 0.1%			LB-UBS Commercial
			Mortgage Trust, Series 2005
CSX Corp., 7.375%, 2/1/19(1)	340,000	400,802	C2, Class A2 SEQ,
SEMICONDUCTORS & SEMICONDUCTOR			4.82%, 4/15/30(1)	1,008,270	1,018,870
EQUIPMENT — 0.1%			Lehman Brothers Floating
Analog Devices, Inc.,			Rate Commercial Mortgage
5.00%, 7/1/14(1)	180,000	189,396	Trust, Series 2007 LLFA,
SOFTWARE — 0.1%			Class A1, VRN, 0.54%,
			10/15/09, resets monthly
Oracle Corp.,			off the 1-month LIBOR plus
6.125%, 7/8/39(1)	360,000	406,833
			0.30% with no caps(1)(2)	380,396	307,982
TOBACCO — 0.1%			TOTAL COMMERCIAL
Altria Group, Inc.,			MORTGAGE-BACKED SECURITIES
9.25%, 8/6/19(1)	380,000	465,132	(Cost $1,881,799)		1,696,105
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
			Asset-Backed Securities(5) — 0.1%
American Tower Corp.,
7.25%, 5/15/19(1)(2)	600,000	619,500	Public Service New
Vodafone Group plc,			Hampshire Funding LLC,
5.45%, 6/10/19(1)	270,000	281,741	Series 2001-1, Class A3
			SEQ, 6.48%, 5/1/15(1)
		901,241	(Cost $308,667)	298,625	325,709
TOTAL CORPORATE BONDS
(Cost $26,018,072)		27,875,420	Temporary Cash Investments(3)

Commercial Paper(4) — 2.5%			JPMorgan U.S. Treasury
			Plus Money Market Fund
BNP Paribas Finance, Inc.,			Agency Shares
0.02%, 10/1/09(1)			(Cost $29,079)	29,079	29,079
(Cost $8,600,000)	8,600,000	8,600,000	TOTAL INVESTMENT

Municipal Securities — 0.8%			SECURITIES — 99.2%
			(Cost $326,676,616)		335,695,071
California Educational			OTHER ASSETS AND
Facilities Auth. Rev.,			LIABILITIES — 0.8%		2,665,844
Series 2007 T1,
(Stanford University),			TOTAL NET ASSETS — 100.0%		$338,360,915
5.00%, 3/15/39(1)	2,000,000	2,387,220
California GO, (Building
Bonds), 7.55%, 4/1/39(1)	200,000	223,982
TOTAL MUNICIPAL SECURITIES
(Cost $2,099,739)		2,611,202

13

Inflation Protection Bond

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT - SELL PROTECTION
$ 870,000	Receive quarterly a fixed rate equal to 5.00%	$(155,584)	$ (44,287)
	multiplied by the notional amount and pay Barclays
	Bank plc upon each default event of one of the
	issues of CDX North America High Yield 11 Index,
	par value of the proportional notional amount.
	Expires December 2013.*
TOTAL RETURN
800,000	Pay a fixed rate equal to 1.13% and receive the	—	(28,125)
	return of the U.S. CPI Urban Consumers NSA Index
	upon the termination date with Barclays Bank plc.
	Expires January 2012.
6,800,000	Pay a fixed rate equal to 1.08% and receive the	—	(200,147)
	return of the U.S. CPI Urban Consumers NSA Index
	upon the termination date with UBS AG. Expires
	November 2013.
1,000,000	Pay a fixed rate equal to 1.31% and receive the	—	(56,973)
	return of the U.S. CPI Urban Consumers NSA Index
	upon the termination date with Barclays Bank plc.
	Expires April 2017.
5,000,000	Pay a fixed rate equal to 1.31% and receive the	—	(335,328)
	return of the U.S. CPI Urban Consumers NSA Index
	upon the termination date with Barclays Bank plc.
	Expires April 2018.
1,900,000	Pay a fixed rate equal to 1.77% and receive the	—	(159,886)
	return of the U.S. CPI Urban Consumers NSA Index
	upon the termination date with Barclays Bank plc.
	Expires December 2027.
		—	(780,459)
		$(155,584)	$(824,746)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments
CDX = Credit Derivative Indexes	(1)	Security, or a portion thereof, has been segregated for swap
CPI = Consumer Price Index		agreements. At the period end, the aggregate value of securities
		pledged was $1,651,000.
GO = General Obligation
	(2)	Security was purchased under Rule 144A of the Securities Act of
LB-UBS = Lehman Brothers, Inc. — UBS AG		1933 or is a private placement and, unless registered under the
LIBOR = London Interbank Offered Rate		Act or exempted from registration, may only be sold to qualified
NSA = Not Seasonally Adjusted		institutional investors. The aggregate value of these securities at
		the period end was $3,990,517, which represented 1.2% of total
resets = The frequency with which a security’s coupon changes,		net assets.
based on current market conditions or an underlying index. The more
frequently a security resets, the less risk the investor is taking that the	(3)	Category is less than 0.05% of total net assets.
coupon will vary significantly from current market rates.	(4)	The rate indicated is the yield to maturity at purchase.
SEQ = Sequential Payer	(5)	Final maturity indicated, unless otherwise noted.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

                                                                                                                See Notes to Financial Statements.

14

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)

Assets
Investment securities, at value (cost of $326,676,616)	$335,695,071
Receivable for capital shares sold	2,165,242
Interest receivable	2,152,991
340,013,304

Liabilities
Payable for capital shares redeemed	600,048
Payable for swap agreements, at value (including premiums paid (received) of $(155,584))	824,746
Accrued management fees	127,092
Distribution fees payable	47,237
Service fees (and distribution fees – A Class and R Class) payable	53,266
1,652,389

Net Assets	$338,360,915

See Notes to Financial Statements.

15

SEPTEMBER 30, 2009 (UNAUDITED)

Net Assets Consist of:
Capital paid in	$327,893,966
Undistributed net investment income	5,288,912
Accumulated net realized loss on investment transactions	(3,171,256)
Net unrealized appreciation on investments	8,349,293
$338,360,915

Investor Class
Net assets	$63,802,770
Shares outstanding	6,223,861
Net asset value per share	$10.25

Institutional Class
Net assets	$8,805,533
Shares outstanding	854,532
Net asset value per share	$10.30

A Class
Net assets	$180,195,212
Shares outstanding	17,697,650
Net asset value per share	$10.18
Maximum offering price (net asset value divided by 0.955)	$10.66

B Class
Net assets	$6,532,688
Shares outstanding	648,159
Net asset value per share	$10.08

C Class
Net assets	$75,039,711
Shares outstanding	7,442,099
Net asset value per share	$10.08

R Class
Net assets	$3,985,001
Shares outstanding	383,152
Net asset value per share	$10.40

See Notes to Financial Statements.

16

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$ 6,921,856

Expenses:
Management fees	756,444
Distribution fees:
B Class	21,313
C Class	196,957
Service fees:
B Class	7,104
C Class	65,652
Distribution and service fees:
A Class	184,014
R Class	5,780
Trustees’ fees and expenses	5,344
Other expenses	16
1,242,624

Fees waived	(49,627)
1,192,997
Net investment income (loss)	5,728,859

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	893,810
Futures contract transactions	(49,122)
Swap agreement transactions	(25,910)
818,778

Change in net unrealized appreciation (depreciation) on:
Investments	5,253,089
Futures contracts	117,976
Swap agreements	140,658
5,511,723

Net realized and unrealized gain (loss)	6,330,501

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,059,360

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
Increase (Decrease) in Net Assets	September 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 5,728,859	$ 950,546
Net realized gain (loss)	818,778	(3,653,244)
Change in net unrealized appreciation (depreciation)	5,511,723	(1,010,737)
Net increase (decrease) in net assets resulting from operations	12,059,360	(3,713,435)

Distributions to Shareholders
From net investment income:
Investor Class	—	(907,844)
Institutional Class	—	(20,148)
A Class	—	(2,603,324)
B Class	—	(95,117)
C Class	—	(637,552)
R Class	—	(11,720)
From net realized gains:
Investor Class	—	(24,464)
Institutional Class	—	(543)
A Class	—	(70,153)
B Class	—	(2,563)
C Class	—	(17,181)
R Class	—	(316)
From return of capital:
Investor Class	—	(280,115)
Institutional Class	—	(6,217)
A Class	—	(803,252)
B Class	—	(29,348)
C Class	—	(196,716)
R Class	—	(3,616)
Decrease in net assets from distributions	—	(5,710,189)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	133,327,078	83,469,343

Net increase (decrease) in net assets	145,386,438	74,045,719

Net Assets
Beginning of period	192,974,477	118,928,758
End of period	$338,360,915	$192,974,477

Accumulated undistributed net investment income (loss)	$5,288,912	$(439,947)

See Notes to Financial Statements.

18

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, and the R Class. The A Class may incur an initial sales charge. The A Class, B Class, and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income— Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

19

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

20

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class, and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.096% of its management fee. The total amount of the waiver for each class of the fund for the six months ended September 30, 2009, was $9,175, $1,121, $27,135, $997, $10,641 and $558 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The investment advisor expects this fee waiver to continue for one year and cannot terminate it without consulting the Board of Trustees. The effective annual management fee before waiver for the fund for the six months ended September 30, 2009 was 0.58% for all classes except Institutional Class, which was 0.38%. The effective annual management fee after waiver for the fund for the six months ended September 30, 2009 was 0.54% for all classes except Institutional Class, which was 0.34%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2009, totaled $151,236,277, of which $124,646,330 represented U.S. Treasury and Government Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2009, totaled $19,569,351, of which $11,965,499 represented U.S. Treasury and Government Agency obligations.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,243,073	$ 32,163,839	4,390,083	$ 43,435,276
Issued in reinvestment of distributions	—	—	81,899	814,836
Redeemed	(983,455)	(9,740,095)	(2,604,420)	(25,061,814)
	2,259,618	22,423,744	1,867,562	19,188,298
Institutional Class
Sold	655,368	6,548,506	269,384	2,566,345
Issued in reinvestment of distributions	—	—	2,695	26,908
Redeemed	(54,457)	(541,089)	(62,210)	(604,451)
	600,911	6,007,417	209,869	1,988,802
A Class
Sold	8,355,161	81,957,233	9,095,653	88,913,570
Issued in reinvestment of distributions	—	—	328,908	3,261,792
Redeemed	(2,079,899)	(20,464,140)	(4,940,405)	(46,776,740)
	6,275,262	61,493,093	4,484,156	45,398,622
B Class
Sold	217,341	2,118,345	269,661	2,653,779
Issued in reinvestment of distributions	—	—	7,978	78,937
Redeemed	(54,527)	(536,407)	(63,806)	(603,080)
	162,814	1,581,938	213,833	2,129,636
C Class
Sold	4,399,408	42,899,501	2,446,142	23,830,891
Issued in reinvestment of distributions	—	—	46,698	462,067
Redeemed	(396,393)	(3,864,773)	(1,068,805)	(10,312,170)
	4,003,015	39,034,728	1,424,035	13,980,788
R Class
Sold	327,141	3,288,823	112,778	1,133,029
Issued in reinvestment of distributions	—	—	1,541	15,652
Redeemed	(49,859)	(502,665)	(36,489)	(365,484)
	277,282	2,786,158	77,830	783,197
Net increase (decrease)	13,578,902	$133,327,078	8,277,285	$ 83,469,343
5. Fair Value Measurements

The fund’s security valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$294,557,556	—
Corporate Bonds	—	27,875,420	—
Commercial Paper	—	8,600,000	—
Municipal Securities	—	2,611,202	—
Commercial Mortgage-Backed Securities	—	1,696,105	—
Asset-Backed Securities	—	325,709	—
Temporary Cash Investments	$29,079	—	—
Total Value of Investment Securities	$29,079	$335,665,992	—

Other Financial Instruments
Total Unrealized Gain (Loss) on
Swap Agreements	—	$(669,162)	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended September 30, 2009, the fund participated in credit default swap agreements to sell protection.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and net unrealized gains or losses occurring during the

23

holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended September 30, 2009, the fund purchased and sold futures contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended September 30, 2009, the fund participated in total return swap agreements.

Value of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Receivable for swap	—	Payable for swap	$ 44,287
	agreements, at value		agreements, at value

Other Contracts	Receivable for swap	—	Payable for swap	780,459
	agreements, at value		agreements, at value
		—		$824,746

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended
September 30, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations		of Operations
Credit Risk	Net realized gain (loss) on	$(25,910)	Change in net unrealized	$198,456
	swap agreement transactions		appreciation (depreciation) on
			swap agreements
Interest Rate Risk	Net realized gain (loss) on	(49,122)	Change in net unrealized	117,976
	futures contract transactions		appreciation (depreciation) on
			futures contracts
Other Contracts	Net realized gain (loss) on	—	Change in net unrealized	(57,798)
	swap agreement transactions		appreciation (depreciation) on
			swap agreements
		$(75,032)		$258,634

The value of derivative instruments at period end and the effect of derivatives on the
Statement of Operations is indicative of the fund’s typical volume.

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7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2009, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$326,676,616
Gross tax appreciation of investments	$9,229,637
Gross tax depreciation of investments	(211,182)
Net tax appreciation (depreciation) of investments	$9,018,455

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of March 31, 2009, the fund had accumulated capital losses of $(51,665), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire in 2017.

The fund had capital loss deferrals of $(2,288,289) which represent net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.86	$10.48	$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.23(3)	0.07(3)	0.49(3)	0.33(3)	0.33
Net Realized and Unrealized Gain (Loss)	0.16	(0.29)	0.88	0.08	(0.53)
Total From Investment Operations	0.39	(0.22)	1.37	0.41	(0.20)
Distributions
From Net Investment Income	—	(0.30)	(0.46)	(0.31)	(0.33)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	—(4)	—
Total Distributions	—	(0.40)	(0.46)	(0.31)	(0.33)
Net Asset Value, End of Period	$10.25	$9.86	$10.48	$9.57	$9.47

Total Return(5)	3.96%	(2.13)%	14.87%	4.46%	(2.09)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.55%(6)(7)	0.59%	0.59%	0.59%	0.59%(7)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.59%(7)	0.59%	0.59%	0.59%	0.59%(7)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.73%(6)(7)	0.97%	4.95%	3.26%	3.97%(7)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	4.69%(7)	0.97%	4.95%	3.26%	3.97%(7)
Portfolio Turnover Rate	8%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$63,803	$39,101	$21,968	$596	$375

(1)	Six months ended September 30, 2009 (unaudited).
(2)	May 31, 2005 (fund inception) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(7) Annualized.

See Notes to Financial Statements.

26

Inflation Protection Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.90	$10.51	$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.24(3)	(0.20)(3)	0.49(3)	0.35(3)	0.34
Net Realized and Unrealized Gain (Loss)	0.16	—(4)	0.93	0.11	(0.53)
Total From Investment Operations	0.40	(0.20)	1.42	0.46	(0.19)
Distributions
From Net Investment Income	—	(0.31)	(0.48)	(0.36)	(0.34)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	—	—
Total Distributions	—	(0.41)	(0.48)	(0.36)	(0.34)
Net Asset Value, End of Period	$10.30	$9.90	$10.51	$9.57	$9.47

Total Return(5)	4.04%	(1.93)%	15.43%	4.81%	(1.97)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.35%(6)(7)	0.39%	0.39%	0.39%	0.39%(7)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.39%(7)	0.39%	0.39%	0.39%	0.39%(7)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.93%(6)(7)	1.17%	5.15%	3.46%	4.17%(7)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	4.89%(7)	1.17%	5.15%	3.46%	4.17%(7)
Portfolio Turnover Rate	8%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$8,806	$2,512	$460	$43	$38

(1)	Six months ended September 30, 2009 (unaudited).
(2)	May 31, 2005 (fund inception) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(7) Annualized.

See Notes to Financial Statements.

27

Inflation Protection Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.81	$10.43	$9.52	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.22(3)	0.08(3)	0.46(3)	0.28(3)	0.33
Net Realized and Unrealized Gain (Loss)	0.15	(0.31)	0.89	0.11	(0.55)
Total From Investment Operations	0.37	(0.23)	1.35	0.39	(0.22)
Distributions
From Net Investment Income	—	(0.29)	(0.44)	(0.30)	(0.33)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	(0.02)	—
Total Distributions	—	(0.39)	(0.44)	(0.32)	(0.33)
Net Asset Value, End of Period	$10.18	$9.81	$10.43	$9.52	$9.45

Total Return(4)	3.77%	(2.27)%	14.66%	4.25%	(2.35)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%(5)(6)	0.84%	0.84%	0.84%	0.84%(6)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.84%(6)	0.84%	0.84%	0.84%	0.84%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.48%(5)(6)	0.72%	4.70%	3.01%	3.72%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	4.44%(6)	0.72%	4.70%	3.01%	3.72%(6)
Portfolio Turnover Rate	8%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$180,195	$112,039	$72,397	$12,402	$8,164

(1)	Six months ended September 30, 2009 (unaudited).
(2)	May 31, 2005 (fund inception) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

28

Inflation Protection Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.75	$10.41	$9.50	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.19(3)	(0.04)(3)	0.41(3)	0.21(3)	0.27
Net Realized and Unrealized Gain (Loss)	0.14	(0.27)	0.86	0.11	(0.55)
Total From Investment Operations	0.33	(0.31)	1.27	0.32	(0.28)
Distributions
From Net Investment Income	—	(0.26)	(0.36)	(0.23)	(0.27)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.08)	—	(0.04)	—
Total Distributions	—	(0.35)	(0.36)	(0.27)	(0.27)
Net Asset Value, End of Period	$10.08	$9.75	$10.41	$9.50	$9.45

Total Return(4)	3.38%	(3.04)%	13.86%	3.41%	(2.87)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.55%(5)(6)	1.59%	1.59%	1.59%	1.59%(6)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.59%(6)	1.59%	1.59%	1.59%	1.59%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.73%(5)(6)	(0.03)%	3.95%	2.26%	2.97%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.69%(6)	(0.03)%	3.95%	2.26%	2.97%(6)
Portfolio Turnover Rate	8%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$6,533	$4,731	$2,826	$1,132	$830

(1)	Six months ended September 30, 2009 (unaudited).
(2)	May 31, 2005 (fund inception) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

29

Inflation Protection Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.75	$10.41	$9.49	$9.44	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.18(3)	0.02(3)	0.41(3)	0.21(3)	0.27
Net Realized and Unrealized Gain (Loss)	0.15	(0.33)	0.87	0.12	(0.56)
Total From Investment Operations	0.33	(0.31)	1.28	0.33	(0.29)
Distributions
From Net Investment Income	—	(0.26)	(0.36)	(0.23)	(0.27)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.08)	—	(0.05)	—
Total Distributions	—	(0.35)	(0.36)	(0.28)	(0.27)
Net Asset Value, End of Period	$10.08	$9.75	$10.41	$9.49	$9.44

Total Return(4)	3.38%	(3.04)%	13.98%	3.54%	(2.95)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.55%(5)(6)	1.59%	1.59%	1.59%	1.59%(6)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.59%(6)	1.59%	1.59%	1.59%	1.59%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.73%(5)(6)	(0.03)%	3.95%	2.26%	2.97%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.69%(6)	(0.03)%	3.95%	2.26%	2.97%(6)
Portfolio Turnover Rate	8%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$75,040	$33,530	$20,978	$6,682	$5,215

(1)	Six months ended September 30, 2009 (unaudited).
(2)	May 31, 2005 (fund inception) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

30

Inflation Protection Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.03	$10.68	$9.74	$9.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.21(3)	(0.01)(3)	0.46(3)	0.15(3)	0.30
Net Realized and Unrealized Gain (Loss)	0.16	(0.26)	0.90	0.23	(0.54)
Total From Investment Operations	0.37	(0.27)	1.36	0.38	(0.24)
Distributions
From Net Investment Income	—	(0.28)	(0.42)	(0.10)	(0.30)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	—	—
Total Distributions	—	(0.38)	(0.42)	(0.10)	(0.30)
Net Asset Value, End of Period	$10.40	$10.03	$10.68	$9.74	$9.46

Total Return(4)	3.69%	(2.62)%	14.47%	4.03%	(2.48)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.05%(5)(6)	1.09%	1.09%	1.09%	1.09%(6)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.09%(6)	1.09%	1.09%	1.09%	1.09%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.23%(5)(6)	0.47%	4.45%	2.76%	3.47%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	4.19%(6)	0.47%	4.45%	2.76%	3.47%(6)
Portfolio Turnover Rate	8%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$3,985	$1,062	$299	$123	$26

(1)	Six months ended September 30, 2009 (unaudited).
(2)	May 31, 2005 (fund inception) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

31

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Inflation Protection Bond (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

32

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the management of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

33

• financial reporting

• marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund’s performance for both the one- and three-year periods was above its benchmark.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

34

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the

35

advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. In addition, the Directors negotiated a one-year waiver by the advisor of a portion of the management fee. This change was proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup High-Yield Cash-Pay Index is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The Rogers International Commodities Index (RICI) was developed by Jim Rogers in 1998. It represents the value of a basket of 35 commodities used in the global economy, including agricultural and energy products, metals, and minerals.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66873N

Semiannual Report
September 30, 2009

American Century Investments

NT Diversified Bond Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Invest ments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

NT Diversified Bond

Performance	3
Portfolio Commentary	4
Portfolio at a Glance	6
Yields	6
Portfolio Composition by Credit Rating	6
Types of Investments in Portfolio	6

Shareholder Fee Example	7

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	31

Other Information

Approval of Management Agreement	32
Additional Information	37
Index Definitions	38

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Credit Crisis Eased

The six months ended September 30, 2009, witnessed a remarkable rebound by U.S. financial markets, made possible by the easing of the credit crisis and signs of stabilization in the economy. The government’s stimulus package and “cash for clunkers” program directly boosted consumer spending; home prices stabilized; big financial institutions passed the government’s “stress tests”; and liquidity returned to U.S. credit markets. Add it all up, and the economy expanded at a 3.5% annual rate in the third quarter. That marked the first positive reading on growth since the second quarter of 2008. But even as the economy stabilized, the unemployment rate rose to 9.8% in September, raising the prospect of a weak, “jobless” recovery.

Slack in the labor market and a still-weak economy meant a continued decline in measures of inflation, as the government’s Consumer Price Index fell by 1.3% for the year ended in September. In that environment, the Federal Reserve (the Fed) continued to hold its short-term rate target at 0%–0.25%.

Risk Reigned Supreme

The realization that financial and economic Armageddon had been averted caused a dramatic reversal of the trading that defined 2008, when Treasuries performed best by a wide margin. For the six months ended September 30, 2009, risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries) posted very strong returns while intermediate- and long-term Treasury bond prices actually fell (see the accompanying table). This resulted in historic outperformance by some segments of credit markets compared with Treasuries for the six months.

Rates Edged Up

With signs of stability in the economy and financial markets, the Fed began to look ahead to an end to its support of the market for government agency and mortgage-backed securities; nevertheless, to ensure the recovery, the Fed’s policy making arm said it would keep rates low for the foreseeable future. In that environment, investors sold Treasuries, sending their prices down and yields up.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2009*
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	0.09%	High-Yield Cash-Pay (corporate)	37.81%
2-Year Note	0.73%	Credit (investment-grade corporate)	16.39%
10-Year Note	–3.82%	Broad Investment-Grade (multi-sector)	4.80%
30-Year Bond	–6.62%	Inflation-Linked Securities	3.47%
		Mortgage (mortgage-backed)	2.89%
		Agency	1.51%
*Total returns for periods less than one year are not annualized.		Treasury	–1.03%

2

Performance
NT Diversified Bond

Total Returns as of September 30, 2009
			Average
			Annual Returns
	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	5.91%	10.64%	7.56%	5/12/06
Citigroup US Broad
Investment-Grade Bond Index	4.80%	10.98%	7.42%	—
(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended September 30
		2006*	2007	2008	2009
Institutional Class		4.20%	5.27%	5.48%	10.64%
Citigroup US Broad
Investment-Grade Bond Index		4.48%	5.25%	4.48%	10.98%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.42%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Returns for the index are provided for comparison.  The fund’s  total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary
NT Diversified Bond

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, and Hando Aguilar

Performance Summary

NT Diversified Bond returned 5.91%* for the six months ended September 30, 2009. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index returned 4.80%. See page 3 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

Underweight Treasuries, Mortgages Helped

We continued to keep the portfolio’s duration and yield curve exposure neutral relative to the BIG Index, believing we could make better use of our risk budget through higher-confidence sector and security selection decisions. We were underweight Treasuries because of the combination of low current yields and record government budget deficits, which we believe argues for higher yields (and lower prices) down the road. That positioning added value for the six months, when Treasuries were the poorest-performing segment of the market.

In addition, we took some profits and moved to an underweight position in securitized bonds after a period of outperformance. The appeal of these bonds was further diminished as it became clear the Federal Reserve would end its active support of this market in early 2010. So even though mortgage-backed securities outperformed Treasuries, it was beneficial to trim this position and put those profits to work in corporates, which did best for the six months. What’s more, within the securitized slice it helped to favor collateralized mortgage obligations and commercial mortgage-backed securities over traditional passthrough mortgages.

Overweight Municipals, Corporates Benefited

We also took profits in the last six months from our overweight stakes in inflation-indexed and municipal bonds. Municipal and inflation-adjusted securities performed very well early in 2009, so we closed out some of these positions and added select corporate securities we believed offered attractive yields relative to the securities’ risk. We also liked the fact that corporate health has improved since the height of the credit crisis, though we believe that careful credit analysis and security selection remains essential. It also helped to hold a small allocation to BB-rated corporate bonds, which outperformed investment-grade securities.

Within the corporate slice, we favored companies in stable, non-cyclical sectors and industries that we thought could do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth. Examples of sectors and industries we favored were pharmaceuticals, technology, cable, media, and energy. At the same time, we tended to avoid insurance companies and regional banks in particular

*Total returns for periods less than one year are not annualized.

4

NT Diversified Bond

and finance in general. But we should point out that while it helped to add corporate bonds in the last six months, the portfolio’s performance would have been even better had we not been underrepresented in finance sector bonds, which rebounded sharply.

Other Changes

Late in the reporting period we put in place a trade using long-term municipal bonds and 30-year Treasury futures designed to capitalize on the changing yield relationship between municipals and Treasuries. The trade was based on the expectation that the yield difference between the two would move toward its normal historical relationship—with municipals yielding less than Treasuries—which it did. Finally, in September we began to add German government bonds in the first step of what we view as a longer-term trade intended to increase the portfolio’s non-dollar exposure.

Outlook

“While we believe the worst of the financial crisis is behind us, the economy remains weak with a ‘jobless’ recovery likely,” said Portfolio Manager Bob Gahagan. “We believe the government’s massive monetary and fiscal stimulus could eventually result in higher inflation and lower purchasing power for the dollar. As a result, we expect to continue to evaluate opportunities to add inflation-adjusted securities and non-dollar-denominated bonds. In the meantime, we’ll continue to evaluate sectors and individual securities that we believe are attractively valued and have the potential to outperform going forward.”

5

NT Diversified Bond

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Average Duration (effective)	4.5 years	4.1 years
Weighted Average Life	6.0 years	5.3 years

Yields as of September 30, 2009
30-day SEC Yield
Institutional Class	3.28%

Portfolio Composition by Credit Rating
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
AAA	72%	77%
AA	3%	4%
A	11%	12%
BBB	12%	7%
BB or lower	2%	—

Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources. The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Types of Investments in Portfolio
	% of fund	% of fund
	investments	investments
	as of 9/30/09	as of 3/31/09
U.S. Government Agency Mortgage-Backed Securities	29.6%	30.6%
U.S. Treasury Securities	28.1%	19.5%
Corporate Bonds	25.7%	20.7%
U.S. Government Agency Securities and Equivalents	5.9%	7.9%
Collateralized Mortgage Obligations	2.7%	3.6%
Commercial Mortgage-Backed Securities	2.4%	5.2%
Municipal Securities	1.6%	4.8%
Sovereign Governments & Agencies	1.5%	0.3%
Asset-Backed Securities	0.3%	0.6%
Temporary Cash Investments	2.2%	3.3%
Temporary Cash Investments — Securities Lending Collateral	—	3.5%

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period(1)	Expense
	4/1/09	9/30/09	4/1/09 – 9/30/09	Ratio(1)
Actual (after waiver)(2)	$1,000	$1,059.10	$2.06	0.40%
Actual (before waiver)	$1,000	$1,059.10(3)	$2.17	0.42%
Hypothetical (after waiver)(2)	$1,000	$1,023.06	$2.03	0.40%
Hypothetical (before waiver)	$1,000	$1,022.96	$2.13	0.42%

(1)	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended September 30, 2009, the fund received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

8

Schedule of Investments
NT Diversified Bond
SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency			FNMA, 7.00%, 12/1/27(2)	$ 1,050	$ 1,160
Mortgage-Backed Securities(1) — 29.9%			FNMA, 6.50%, 1/1/28(2)	703	758
			FNMA, 7.00%, 1/1/28(2)	663	732
FHLMC, 6.50%, 12/1/12(2)	$ 477	$ 509
			FNMA, 7.50%, 4/1/28(2)	3,020	3,382
FHLMC, 6.00%, 1/1/13(2)	5,879	6,274
			FNMA, 7.00%, 5/1/28(2)	9,222	10,197
FHLMC, 7.00%, 11/1/13(2)	2,028	2,153
			FNMA, 7.00%, 6/1/28(2)	483	534
FHLMC, 7.00%, 6/1/14(2)	4,003	4,278
			FNMA, 6.50%, 1/1/29(2)	2,014	2,178
FHLMC, 6.50%, 6/1/16(2)	7,478	8,006
			FNMA, 6.50%, 4/1/29(2)	6,501	7,027
FHLMC, 6.50%, 6/1/16(2)	13,672	14,697
			FNMA, 7.00%, 7/1/29(2)	3,829	4,234
FHLMC, 5.00%, 4/1/19	5,035,881	5,356,453
			FNMA, 7.00%, 7/1/29(2)	4,481	4,956
FHLMC, 7.00%, 9/1/27(2)	1,622	1,785
			FNMA, 7.50%, 7/1/29(2)	11,965	13,407
FHLMC, 6.50%, 1/1/28(2)	2,774	2,992
			FNMA, 7.50%, 8/1/30(2)	6,667	7,472
FHLMC, 7.00%, 2/1/28(2)	414	456
			FNMA, 7.50%, 9/1/30(2)	4,180	4,684
FHLMC, 6.50%, 3/1/29(2)	15,382	16,591
			FNMA, 7.00%, 9/1/31(2)	27,082	29,912
FHLMC, 6.50%, 6/1/29(2)	10,867	11,715
			FNMA, 6.50%, 1/1/32(2)	12,516	13,507
FHLMC, 7.00%, 8/1/29(2)	1,686	1,854
			FNMA, 7.00%, 6/1/32(2)	123,948	136,631
FHLMC, 7.50%, 8/1/29(2)	3,049	3,424
			FNMA, 6.50%, 8/1/32(2)	46,974	50,697
FHLMC, 6.50%, 5/1/31(2)	313	337
			FNMA, 5.50%, 6/1/33(2)	282,803	297,577
FHLMC, 6.50%, 5/1/31(2)	7,009	7,547
			FNMA, 5.50%, 7/1/33(2)	1,342,840	1,412,990
FHLMC, 6.50%, 6/1/31(2)	98	106
			FNMA, 5.50%, 8/1/33(2)	254,616	267,917
FHLMC, 6.50%, 6/1/31(2)	447	482
			FNMA, 5.50%, 9/1/33(2)	325,671	342,684
FHLMC, 6.50%, 6/1/31(2)	1,070	1,153
			FNMA, 5.00%, 11/1/33(2)	2,398,995	2,490,932
FHLMC, 6.50%, 6/1/31(2)	5,447	5,865
			FNMA, 5.50%, 1/1/34(2)	701,070	738,432
FHLMC, 5.50%, 12/1/33(2)	213,046	224,242
			FNMA, 5.50%, 12/1/34(2)	1,738,263	1,826,896
FHLMC, 5.50%, 1/1/38(2)	3,517,077	3,689,817
FHLMC, 5.50%, 4/1/38(2)	3,092,279	3,241,739	FNMA, 4.50%, 1/1/35	935,987	954,025
			FNMA, 5.00%, 8/1/35(2)	1,756,215	1,820,774
FHLMC, 6.00%, 5/1/38	4,134,264	4,374,181
			FNMA, 4.50%, 9/1/35(2)	1,709,371	1,740,176
FHLMC, 6.00%, 8/1/38(2)	580,382	613,395
FHLMC, 5.50%, 9/1/38	14,278,201	14,967,511	FNMA, 5.00%, 2/1/36(2)	9,645,304	9,999,870
FHLMC, 6.50%, 7/1/47(2)	89,046	94,587	FNMA, 5.50%, 7/1/36(2)	1,040,524	1,091,466
FNMA, 6.00%,			FNMA, 5.50%, 2/1/37(2)	421,237	441,860
settlement date 10/15/09(3)	4,399,672	4,640,968	FNMA, 6.50%, 8/1/37(2)	1,644,250	1,753,250
FNMA, 6.50%,			FNMA, 6.00%, 11/1/37	1,774,878	1,876,213
settlement date 10/15/09(3)	1,304,000	1,393,040
			FNMA, 5.50%, 2/1/38(2)	16,541,437	17,330,602
FNMA, 6.00%, 5/1/13(2)	686	734	FNMA, 5.50%, 6/1/38	4,233,526	4,435,501
FNMA, 6.00%, 5/1/13(2)	1,393	1,493	FNMA, 5.00%, 1/1/39	2,376,943	2,459,358
FNMA, 6.00%, 7/1/13(2)	4,067	4,360	FNMA, 4.50%, 2/1/39	6,755,313	6,852,392
FNMA, 6.00%, 12/1/13(2)	5,801	6,218	FNMA, 6.50%, 6/1/47(2)	66,119	70,358
FNMA, 6.00%, 1/1/14(2)	4,906	5,259	FNMA, 6.50%, 8/1/47(2)	177,282	188,647
FNMA, 6.00%, 2/1/14(2)	7,925	8,496	FNMA, 6.50%, 8/1/47(2)	222,343	236,596
FNMA, 6.00%, 4/1/14(2)	9,090	9,744	FNMA, 6.50%, 9/1/47(2)	26,682	28,392
FNMA, 5.50%, 12/1/16(2)	37,248	39,835	FNMA, 6.50%, 9/1/47(2)	193,220	205,606
FNMA, 5.50%, 12/1/16(2)	71,810	76,797	FNMA, 6.50%, 9/1/47(2)	215,935	229,777
FNMA, 6.50%, 1/1/26(2)	9,429	10,176	FNMA, 6.50%, 9/1/47(2)	641,171	682,273

9

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
GNMA, 7.50%, 8/20/17(2)	$ 4,278	$ 4,646	U.S. Treasury Notes,
			2.375%, 8/31/14(2)	$ 16,200,000	$ 16,269,611
GNMA, 7.00%, 11/15/22(2)	5,485	6,037
GNMA, 8.75%, 3/15/25(2)	5,368	6,153	U.S. Treasury Notes,
			3.00%, 8/31/16(2)	10,400,000	10,468,255
GNMA, 7.00%, 4/20/26(2)	1,134	1,240
			U.S. Treasury Notes,
GNMA, 7.50%, 8/15/26(2)	2,190	2,451	4.75%, 8/15/17(2)	1,907,000	2,126,156
GNMA, 8.00%, 8/15/26(2)	1,152	1,308	TOTAL U.S. TREASURY SECURITIES
GNMA, 7.50%, 4/15/27(2)	150	169	(Cost $103,661,194)		105,057,295
GNMA, 7.50%, 5/15/27(2)	2,445	2,739	Corporate Bonds — 26.1%
GNMA, 8.00%, 6/15/27(2)	2,179	2,475	AEROSPACE & DEFENSE — 0.8%
GNMA, 7.50%, 11/15/27(2)	257	288	BAE Systems Holdings, Inc.,
			6.375%, 6/1/19(2)(4)	350,000	386,899
GNMA, 7.00%, 2/15/28(2)	1,166	1,285
GNMA, 7.50%, 2/15/28(2)	1,799	2,016	Honeywell International, Inc.,
			5.30%, 3/15/17(2)	160,000	173,111
GNMA, 6.50%, 3/15/28(2)	1,778	1,923
			Honeywell International, Inc.,
GNMA, 7.00%, 4/15/28(2)	318	350	5.30%, 3/1/18(2)	130,000	140,178
GNMA, 6.50%, 5/15/28(2)	688	744	L-3 Communications Corp.,
GNMA, 6.50%, 5/15/28(2)	4,752	5,138	5.20%, 10/15/19(4)(5)	270,000	271,350
GNMA, 7.00%, 12/15/28(2)	1,910	2,106	Lockheed Martin Corp.,
			7.65%, 5/1/16(2)	220,000	265,907
GNMA, 7.00%, 5/15/31(2)	11,203	12,379
			Lockheed Martin Corp.,
GNMA, 4.50%, 8/15/33	5,054,386	5,168,110	6.15%, 9/1/36(2)	469,000	538,734
GNMA, 5.00%, 4/20/36	2,281,688	2,367,108	Northrop Grumman Corp.,
GNMA, 5.00%, 5/20/36(2)	3,184,789	3,304,019	3.70%, 8/1/14(2)	170,000	173,232
GNMA, 6.00%, 1/20/39	565,808	599,929	United Technologies Corp.,
TOTAL U.S. GOVERNMENT AGENCY			6.125%, 2/1/19(2)	410,000	469,940
MORTGAGE-BACKED SECURITIES			United Technologies Corp.,
(Cost $107,849,582)		110,407,914	6.05%, 6/1/36(2)	230,000	265,519
U.S. Treasury Securities — 28.5%			United Technologies Corp.,
			6.125%, 7/15/38(2)	220,000	254,367
U.S. Treasury Bonds,					2,939,237
10.625%, 8/15/15(2)	2,200,000	3,157,000
U.S. Treasury Bonds,			AUTOMOBILES — 0.1%
5.25%, 2/15/29(2)	3,500,000	4,065,471	American Honda Finance
U.S. Treasury Bonds,			Corp., 7.625%, 10/1/18(2)(4)	170,000	196,851
5.375%, 2/15/31(2)	2,000,000	2,378,126	Daimler Finance N.A. LLC,
U.S. Treasury Bonds,			5.875%, 3/15/11(2)	150,000	155,711
4.75%, 2/15/37(2)	800,000	893,126			352,562
U.S. Treasury Bonds,			BEVERAGES — 0.6%
4.25%, 5/15/39(2)	500,000	517,579	Anheuser-Busch InBev
U.S. Treasury Notes,			Worldwide, Inc.,
0.875%, 12/31/10(2)	20,000,000	20,094,540	6.875%, 11/15/19(4)	560,000	633,704
U.S. Treasury Notes,			Diageo Capital plc,
1.00%, 8/31/11(2)	7,900,000	7,917,901	5.20%, 1/30/13(2)	280,000	300,391
U.S. Treasury Notes,			Dr Pepper Snapple Group,
1.875%, 6/15/12(2)	20,500,000	20,831,526	Inc., 6.82%, 5/1/18(2)	540,000	614,879
U.S. Treasury Notes,			PepsiAmericas, Inc.,
4.25%, 9/30/12(2)	1,390,000	1,506,739	4.375%, 2/15/14(2)	170,000	177,597
U.S. Treasury Notes,			SABMiller plc,
1.875%, 4/30/14(2)	15,000,000	14,831,265	6.20%, 7/1/11(2)(4)	360,000	384,104

10

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
BIOTECHNOLOGY — 0.2%			Mosaic Co. (The),
Amgen, Inc.,			7.625%, 12/1/16(2)(4)	$ 200,000	$ 213,465
5.85%, 6/1/17(2)	$ 400,000	$ 440,720	Rohm & Haas Co.,
Amgen, Inc.,			5.60%, 3/15/13(2)	130,000	135,878
6.40%, 2/1/39(2)	360,000	414,122			1,135,894
		854,842	COMMERCIAL BANKS — 0.6%
CAPITAL MARKETS — 2.2%			Barclays Bank plc,
Bank of New York Mellon			5.00%, 9/22/16(2)	180,000	182,669
Corp. (The), 4.30%, 5/15/14	400,000	424,201	BB&T Corp.,
Bear Stearns Cos., Inc.			5.70%, 4/30/14(2)	250,000	271,121
(The), 6.40%, 10/2/17(2)	630,000	686,437	PNC Bank N.A.,
Credit Suisse (New York),			4.875%, 9/21/17(2)	128,000	122,532
5.00%, 5/15/13(2)	610,000	646,321	PNC Bank N.A.,
Credit Suisse (New York),			6.00%, 12/7/17(2)	160,000	163,873
5.50%, 5/1/14(2)	340,000	365,875	SunTrust Bank,
Credit Suisse (New York),			7.25%, 3/15/18(2)	100,000	104,612
5.30%, 8/13/19(2)	420,000	431,470	Wachovia Bank N.A.,
Deutsche Bank AG			4.80%, 11/1/14(2)	339,000	344,561
(London),			Wachovia Bank N.A.,
4.875%, 5/20/13(2)	270,000	287,930	4.875%, 2/1/15(2)	198,000	203,371
Goldman Sachs Group, Inc.			Wells Fargo & Co.,
(The), 6.00%, 5/1/14(2)	230,000	250,485	4.375%, 1/31/13(2)	410,000	423,835
Goldman Sachs Group, Inc.			Wells Fargo Bank N.A.,
(The), 5.125%, 1/15/15(2)	840,000	879,123	6.45%, 2/1/11(2)	190,000	200,200
Goldman Sachs Group, Inc.					2,016,774
(The), 6.15%, 4/1/18(2)	340,000	358,242	COMMERCIAL SERVICES & SUPPLIES — 0.4%
Goldman Sachs Group, Inc.			Allied Waste North America,
(The), 7.50%, 2/15/19(2)	1,030,000	1,179,955	Inc., 6.375%, 4/15/11(2)	260,000	271,362
Jefferies Group, Inc.,			Corrections Corp. of
8.50%, 7/15/19(2)	260,000	275,635	America, 6.25%, 3/15/13(2)	550,000	544,500
Merrill Lynch & Co., Inc.,			Republic Services, Inc.,
6.15%, 4/25/13(2)	475,000	503,158	5.50%, 9/15/19(2)(4)	260,000	268,435
Morgan Stanley,			Waste Management, Inc.,
6.00%, 4/28/15(2)	200,000	212,087	7.375%, 3/11/19(2)	280,000	326,418
Morgan Stanley,					1,410,715
6.625%, 4/1/18(2)	210,000	222,420
Morgan Stanley,			COMMUNICATIONS EQUIPMENT — 0.1%
7.30%, 5/13/19(2)	660,000	727,453	Cisco Systems, Inc.,
Morgan Stanley,			4.95%, 2/15/19(2)	350,000	368,603
5.625%, 9/23/19(2)	550,000	541,832	COMPUTERS & PERIPHERALS — 0.2%
UBS AG (Stamford Branch),			Dell, Inc., 3.375%, 6/15/12	200,000	207,394
5.75%, 4/25/18(2)	260,000	264,675	Dell, Inc., 5.875%, 6/15/19	450,000	483,321
		8,257,299			690,715
CHEMICALS — 0.3%			CONSUMER FINANCE — 0.9%
Dow Chemical Co. (The),			American Express Centurion
4.85%, 8/15/12(2)	210,000	218,559	Bank, 5.55%, 10/17/12(2)	250,000	265,229
Dow Chemical Co. (The),			American Express Co.,
8.55%, 5/15/19(2)	360,000	405,371	7.25%, 5/20/14(2)	380,000	427,549
E.I. du Pont de Nemours			Capital One Bank USA N.A.,
& Co., 5.00%, 1/15/13(2)	150,000	162,621	8.80%, 7/15/19(2)	400,000	463,167

11

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Capital One Capital V,			JPMorgan Chase & Co.,
10.25%, 8/15/39(2)	$ 200,000	$ 221,558	6.00%, 1/15/18(2)	$ 830,000	$ 892,321
General Electric Capital			JPMorgan Chase Bank
Corp., 5.90%, 5/13/14(2)	440,000	472,475	National Association,
General Electric Capital			5.875%, 6/13/16(2)	250,000	262,330
Corp., 5.625%, 9/15/17(2)	250,000	253,543			7,259,476
General Electric Capital			DIVERSIFIED TELECOMMUNICATION
Corp., 6.00%, 8/7/19(2)	450,000	457,341	SERVICES — 2.3%
General Electric Capital			Alltel Corp.,
Corp., 6.875%, 1/10/39(2)	290,000	304,706	7.875%, 7/1/32(2)	180,000	222,284
John Deere Capital Corp.,			AT&T, Inc.,
4.50%, 4/3/13(2)	130,000	137,600	6.25%, 3/15/11(2)	360,000	383,944
John Deere Capital Corp.,			AT&T, Inc.,
4.90%, 9/9/13(2)	250,000	267,660	6.70%, 11/15/13(2)	770,000	873,329
		3,270,828	AT&T, Inc.,
CONTAINERS & PACKAGING — 0.1%			5.10%, 9/15/14(2)	100,000	107,959
Ball Corp.,			AT&T, Inc.,
6.875%, 12/15/12(2)	376,000	380,700	6.80%, 5/15/36(2)	195,000	217,776
DIVERSIFIED CONSUMER SERVICES — 0.1%			AT&T, Inc.,
Board of Trustees of The			6.55%, 2/15/39(2)	680,000	744,096
Leland Stanford Junior			Cellco Partnership/Verizon
University (The),			Wireless Capital LLC,
3.625%, 5/1/14(2)	310,000	321,237	5.55%, 2/1/14(2)(4)	340,000	367,857
DIVERSIFIED FINANCIAL SERVICES — 2.0%			Cellco Partnership/Verizon
			Wireless Capital LLC,
Bank of America Corp.,			8.50%, 11/15/18(2)(4)	570,000	713,096
4.90%, 5/1/13(2)	600,000	615,802	CenturyTel, Inc.,
Bank of America Corp.,			7.60%, 9/15/39(2)	370,000	369,887
6.50%, 8/1/16(2)	820,000	863,528
Bank of America Corp.,			Deutsche Telekom
5.65%, 5/1/18(2)	150,000	148,357	International Finance BV,
			6.75%, 8/20/18(2)	190,000	213,149
Bank of America Corp.,
7.625%, 6/1/19(2)	270,000	304,765	Deutsche Telekom
			International Finance BV,
Bank of America N.A.,			8.75%, 6/15/30(2)	160,000	207,810
5.30%, 3/15/17(2)	720,000	691,975
			Embarq Corp.,
Bank of America N.A.,			7.08%, 6/1/16(2)	82,000	89,236
6.00%, 10/15/36(2)	200,000	197,754
			France Telecom SA,
BP Capital Markets plc,			4.375%, 7/8/14(2)	420,000	440,847
5.25%, 11/7/13(2)	480,000	526,487
			Koninklijke KPN NV,
Citigroup, Inc.,			8.375%, 10/1/30(2)	130,000	168,027
5.50%, 4/11/13(2)	820,000	840,060
			Qwest Corp.,
Citigroup, Inc.,			7.875%, 9/1/11(2)	60,000	62,175
5.50%, 10/15/14(2)	180,000	180,010
			Qwest Corp.,
Citigroup, Inc.,			7.50%, 10/1/14(2)	120,000	121,800
6.125%, 5/15/18(2)	490,000	483,271
			Sprint Capital Corp.,
Citigroup, Inc.,			7.625%, 1/30/11(2)	400,000	411,500
8.50%, 5/22/19(2)	160,000	180,918
			Telecom Italia Capital SA,
Citigroup, Inc.,			4.00%, 1/15/10(2)	227,000	228,568
8.125%, 7/15/39(2)	350,000	392,966
			Telecom Italia Capital SA,
JPMorgan Chase & Co.,			6.18%, 6/18/14(2)	600,000	651,648
4.65%, 6/1/14(2)	650,000	678,932
			Telefonica Emisiones SAU,
			5.98%, 6/20/11(2)	150,000	159,919

12

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Telefonica Emisiones SAU,			ELECTRONIC EQUIPMENT,
5.88%, 7/15/19(2)	$ 400,000	$ 435,553	INSTRUMENTS & COMPONENTS — 0.2%
Telefonica Emisiones SAU,			Corning, Inc.,
7.05%, 6/20/36(2)	220,000	261,272	6.625%, 5/15/19(2)	$ 630,000	$ 690,445
Verizon Communications,			ENERGY EQUIPMENT & SERVICES — 0.3%
Inc., 8.75%, 11/1/18(2)	670,000	838,596	Pride International, Inc.,
Verizon Communications,			8.50%, 6/15/19(2)	390,000	430,950
Inc., 6.25%, 4/1/37(2)	90,000	93,982	Weatherford International
Verizon Communications,			Ltd., 9.625%, 3/1/19(2)	440,000	551,707
Inc., 6.40%, 2/15/38(2)	190,000	203,757			982,657
		8,588,067	FOOD & STAPLES RETAILING — 0.9%
ELECTRIC UTILITIES — 1.2%			CVS Caremark Corp.,
Carolina Power & Light Co.,			6.60%, 3/15/19(2)	640,000	722,743
5.15%, 4/1/15(2)	160,000	172,748	Delhaize Group SA,
Carolina Power & Light Co.,			5.875%, 2/1/14(2)	360,000	388,230
5.25%, 12/15/15(2)	90,000	98,227	Kroger Co. (The),
Carolina Power & Light Co.,			6.80%, 4/1/11(2)	280,000	299,981
5.30%, 1/15/19(2)	180,000	195,361	Kroger Co. (The),
Cleveland Electric			5.00%, 4/15/13(2)	350,000	369,627
Illuminating Co. (The),			Safeway, Inc.,
5.70%, 4/1/17(2)	260,000	274,072	5.00%, 8/15/19	250,000	256,143
Duke Energy Carolinas LLC,			SYSCO Corp.,
7.00%, 11/15/18(2)	420,000	503,663	4.20%, 2/12/13(2)	160,000	166,656
Duke Energy Corp.,			Wal-Mart Stores, Inc.,
6.30%, 2/1/14(2)	360,000	398,715	3.00%, 2/3/14(2)	520,000	528,676
Duke Energy Corp.,			Wal-Mart Stores, Inc.,
3.95%, 9/15/14(2)	260,000	264,202	5.875%, 4/5/27(2)	235,000	254,637
Exelon Generation Co. LLC,			Wal-Mart Stores, Inc.,
5.20%, 10/1/19(2)	330,000	334,361	6.50%, 8/15/37(2)	200,000	234,234
FirstEnergy Corp.,			Wal-Mart Stores, Inc.,
6.45%, 11/15/11(2)	22,000	23,811	6.20%, 4/15/38(2)	140,000	159,895
FirstEnergy Solutions Corp.,					3,380,822
6.05%, 8/15/21(2)(4)	480,000	497,233
			FOOD PRODUCTS — 0.7%
Florida Power Corp.,
5.65%, 6/15/18(2)	180,000	198,421	General Mills, Inc.,
			5.65%, 9/10/12(2)	330,000	360,483
Florida Power Corp.,
6.35%, 9/15/37(2)	130,000	153,144	General Mills, Inc.,
			5.25%, 8/15/13(2)	430,000	468,391
Niagara Mohawk Power
Corp., 4.88%, 8/15/19(4)	200,000	204,086	General Mills, Inc.,
			5.65%, 2/15/19(2)	270,000	292,954
Pacificorp,
6.00%, 1/15/39(2)	570,000	640,736	Kellogg Co.,
			4.45%, 5/30/16(2)	320,000	335,291
Southern California Edison
Co., 5.625%, 2/1/36(2)	179,000	194,654	Kraft Foods, Inc.,
			6.00%, 2/11/13(2)	200,000	214,753
Toledo Edison Co. (The),
6.15%, 5/15/37(2)	80,000	83,803	Kraft Foods, Inc.,
			6.75%, 2/19/14(2)	300,000	335,133
		4,237,237	Kraft Foods, Inc.,
ELECTRICAL EQUIPMENT — 0.1%			6.125%, 2/1/18(2)	250,000	265,353
Roper Industries, Inc.,			Ralcorp Holdings, Inc.,
6.25%, 9/1/19(2)	170,000	176,796	6.625%, 8/15/39(2)(4)	310,000	327,572
					2,599,930

13

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%			INSURANCE — 0.7%
Baxter International, Inc.,			Allstate Corp. (The),
4.00%, 3/1/14(2)	$ 330,000	$ 344,418	7.45%, 5/16/19	$ 410,000	$ 489,546
Baxter International, Inc.,			Berkshire Hathaway Finance
5.90%, 9/1/16(2)	130,000	146,364	Corp., 5.00%, 8/15/13(2)	180,000	195,741
Baxter International, Inc.,			MetLife Global Funding I,
5.375%, 6/1/18(2)	200,000	217,121	5.125%, 4/10/13(2)(4)	340,000	352,917
Baxter International, Inc.,			MetLife, Inc.,
6.25%, 12/1/37(2)	130,000	151,661	6.75%, 6/1/16(2)	520,000	581,322
St. Jude Medical, Inc.,			New York Life Global
4.875%, 7/15/19(2)	310,000	319,967	Funding, 4.65%, 5/9/13(2)(4)	250,000	263,490
		1,179,531	Prudential Financial, Inc.,
HEALTH CARE PROVIDERS & SERVICES — 0.3%			7.375%, 6/15/19(2)	380,000	424,832
Express Scripts, Inc.,			Prudential Financial, Inc.,
5.25%, 6/15/12(2)	300,000	318,696	5.40%, 6/13/35(2)	100,000	83,677
Express Scripts, Inc.,			Travelers Cos., Inc. (The),
7.25%, 6/15/19(2)	250,000	294,140	5.90%, 6/2/19(2)	180,000	202,076
Medco Health Solutions,					2,593,601
Inc., 7.25%, 8/15/13(2)	550,000	616,176	IT SERVICES — 0.1%
		1,229,012	International Business
HOTELS, RESTAURANTS & LEISURE — 0.4%			Machines Corp., 5.70%,
McDonald’s Corp.,			9/14/17(2)	400,000	441,556
5.35%, 3/1/18(2)	270,000	295,087	LEISURE EQUIPMENT & PRODUCTS — 0.1%
McDonald’s Corp.,			Hasbro, Inc., 6.125%,
6.30%, 10/15/37(2)	130,000	152,803	5/15/14(2)	200,000	217,856
Yum! Brands, Inc.,			MACHINERY — 0.1%
8.875%, 4/15/11(2)	150,000	164,216
			Caterpillar Financial
Yum! Brands, Inc.,			Services Corp.,
6.25%, 3/15/18(2)	280,000	302,159	4.85%, 12/7/12(2)	130,000	138,143
Yum! Brands, Inc.,			Caterpillar Financial
5.30%, 9/15/19(2)	330,000	332,122	Services Corp.,
Yum! Brands, Inc.,			5.45%, 4/15/18(2)	340,000	353,776
6.875%, 11/15/37(2)	125,000	138,934			491,919
		1,385,321	MEDIA — 1.8%
HOUSEHOLD DURABLES — 0.1%			British Sky Broadcasting
Toll Brothers Finance Corp.,			Group plc, 9.50%,
6.75%, 11/1/19(2)	210,000	209,734	11/15/18(2)(4)	420,000	538,391
HOUSEHOLD PRODUCTS — 0.1%			Comcast Corp.,
Kimberly-Clark Corp.,			5.90%, 3/15/16(2)	330,000	355,205
6.125%, 8/1/17(2)	120,000	136,882	Comcast Corp.,
Kimberly-Clark Corp.,			6.40%, 5/15/38(2)	140,000	148,159
7.50%, 11/1/18(2)	140,000	174,609	Comcast Corp.,
		311,491	6.55%, 7/1/39(2)	350,000	375,389
INDUSTRIAL CONGLOMERATES — 0.4%			DirecTV Holdings LLC/
			DirecTV Financing Co., Inc.,
General Electric Co.,			4.75%, 10/1/14(2)(4)	550,000	551,375
5.00%, 2/1/13(2)	652,000	688,533
General Electric Co.,			News America, Inc.,
5.25%, 12/6/17(2)	350,000	359,781	6.90%, 8/15/39(2)(4)	350,000	373,824
Hutchison Whampoa			Omnicom Group, Inc.,
International 09/16 Ltd.,			6.25%, 7/15/19(2)	520,000	561,990
4.625%, 9/11/15(2)(4)	460,000	457,865	Pearson Dollar Finance Two
		1,506,179	plc, 6.25%, 5/6/18(2)(4)	210,000	222,271

14

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Rogers Cable, Inc.,			Dominion Resources, Inc.,
6.25%, 6/15/13(2)	$ 340,000	$ 367,950	4.75%, 12/15/10(2)	$ 96,000	$ 99,359
Time Warner Cable, Inc.,			Dominion Resources, Inc.,
5.40%, 7/2/12(2)	290,000	310,117	6.40%, 6/15/18(2)	290,000	325,270
Time Warner Cable, Inc.,			Georgia Power Co.,
6.75%, 7/1/18(2)	560,000	619,866	6.00%, 11/1/13(2)	270,000	302,586
Time Warner, Inc.,			NSTAR Electric Co.,
5.50%, 11/15/11(2)	250,000	265,992	5.625%, 11/15/17(2)	280,000	306,569
Time Warner, Inc.,			Pacific Gas & Electric Co.,
6.875%, 5/1/12(2)	330,000	363,538	4.20%, 3/1/11(2)	310,000	321,049
Time Warner, Inc.,			Pacific Gas & Electric Co.,
7.625%, 4/15/31(2)	149,000	167,492	5.80%, 3/1/37(2)	100,000	108,676
Time Warner, Inc.,			Pacific Gas & Electric Co.,
7.70%, 5/1/32(2)	250,000	283,563	6.35%, 2/15/38(2)	130,000	151,992
Viacom, Inc.,			PG&E Corp.,
6.25%, 4/30/16(2)	680,000	734,569	5.75%, 4/1/14(2)	350,000	382,602
Viacom, Inc.,			Public Service Co. of
5.625%, 9/15/19(2)	310,000	315,779	Colorado, 5.80%, 8/1/18(2)	180,000	201,319
		6,555,470	Sempra Energy,
METALS & MINING — 0.8%			8.90%, 11/15/13(2)	500,000	584,967
Anglo American Capital plc,			Sempra Energy,
9.375%, 4/8/19(2)(4)	250,000	304,252	6.50%, 6/1/16(2)	160,000	177,151
ArcelorMittal, 6.125%,			Sempra Energy,
6/1/18(2)	250,000	246,762	9.80%, 2/15/19(2)	130,000	166,813
Barrick Gold Corp.,					3,400,211
6.95%, 4/1/19	190,000	222,901	OIL, GAS & CONSUMABLE FUELS — 2.7%
BHP Billiton Finance USA			Anadarko Petroleum Corp.,
Ltd., 6.50%, 4/1/19(2)	190,000	220,839	5.95%, 9/15/16(2)	560,000	594,522
Newmont Mining Corp.,			Anadarko Petroleum Corp.,
5.125%, 10/1/19(2)	550,000	550,822	6.95%, 6/15/19(2)	200,000	223,377
Rio Tinto Finance USA Ltd.,			Anadarko Petroleum Corp.,
5.875%, 7/15/13(2)	460,000	496,121	6.45%, 9/15/36(2)	480,000	497,201
Rio Tinto Finance USA Ltd.,			Cenovus Energy, Inc.,
9.00%, 5/1/19(2)	200,000	245,995	4.50%, 9/15/14(2)(4)	310,000	317,164
Teck Resources Ltd.,			ConocoPhillips,
10.75%, 5/15/19(2)	390,000	455,325	6.50%, 2/1/39(2)	510,000	589,975
Vale Overseas Ltd.,			El Paso Corp.,
5.625%, 9/15/19(2)	185,000	189,160	7.875%, 6/15/12(2)	230,000	237,967
Xstrata Finance Canada Ltd.,			Enbridge Energy Partners
5.80%, 11/15/16(2)(4)	80,000	78,806	LP, 6.50%, 4/15/18(2)	180,000	194,278
		3,010,983	Enterprise Products
MULTILINE RETAIL(6)			Operating LLC,
			6.30%, 9/15/17(2)	760,000	819,890
Macy’s Retail Holdings, Inc.,
5.35%, 3/15/12(2)	100,000	97,852	EOG Resources, Inc.,
			5.625%, 6/1/19(2)	240,000	263,306
MULTI-UTILITIES — 0.9%
			Kerr-McGee Corp.,
CenterPoint Energy			6.95%, 7/1/24(2)	380,000	407,799
Resources Corp.,
6.125%, 11/1/17(2)	130,000	136,702	Kinder Morgan
			Energy Partners LP,
CenterPoint Energy			5.95%, 2/15/18(2)	180,000	188,611
Resources Corp.,
6.25%, 2/1/37(2)	140,000	135,156	Kinder Morgan
			Energy Partners LP,
			6.85%, 2/15/20(2)	330,000	361,115

15

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Kinder Morgan			GlaxoSmithKline Capital,
Energy Partners LP,			Inc., 6.375%, 5/15/38(2)	$ 220,000	$ 260,284
6.50%, 9/1/39(2)	$ 270,000	$ 275,574	Merck & Co., Inc.,
Magellan Midstream			5.85%, 6/30/39(2)	200,000	225,323
Partners LP,			Pfizer, Inc.,
6.55%, 7/15/19(2)	310,000	345,110	6.20%, 3/15/19(2)	720,000	813,015
Marathon Oil Corp.,			Pfizer, Inc.,
7.50%, 2/15/19(2)	350,000	404,397	7.20%, 3/15/39(2)	470,000	593,603
Nexen, Inc.,			Roche Holdings, Inc.,
5.65%, 5/15/17(2)	250,000	250,289	6.00%, 3/1/19(2)(4)	250,000	278,792
Nexen, Inc.,			Watson Pharmaceuticals,
6.20%, 7/30/19(2)	330,000	342,999	Inc., 5.00%, 8/15/14(2)	500,000	513,314
Nexen, Inc.,			Watson Pharmaceuticals,
6.40%, 5/15/37(2)	350,000	341,909	Inc., 6.125%, 8/15/19(2)	220,000	231,802
Plains All American Pipeline			Wyeth, 5.95%, 4/1/37(2)	170,000	187,873
LP, 8.75%, 5/1/19(2)	580,000	697,411
					4,757,746
Shell International Finance
BV, 4.30%, 9/22/19(2)	550,000	553,986	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Shell International Finance			ProLogis, 7.625%, 8/15/14(2)	250,000	255,850
BV, 6.375%, 12/15/38(2)	220,000	262,261	ProLogis,
Talisman Energy, Inc.,			5.625%, 11/15/16(2)	250,000	224,747
7.75%, 6/1/19(2)	450,000	530,200	Simon Property Group LP,
Williams Cos., Inc. (The),			6.75%, 5/15/14(2)	450,000	483,287
8.75%, 1/15/20(2)	310,000	357,114	Simon Property Group LP,
XTO Energy, Inc.,			5.75%, 12/1/15(2)	300,000	307,295
5.30%, 6/30/15(2)	138,000	146,441			1,271,179
XTO Energy, Inc.,			ROAD & RAIL — 0.4%
6.50%, 12/15/18(2)	550,000	608,244	CSX Corp., 7.375%, 2/1/19(2)	350,000	412,590
XTO Energy, Inc.,			Norfolk Southern Corp.,
6.10%, 4/1/36(2)	102,000	105,342	5.75%, 1/15/16(2)(4)	250,000	273,564
		9,916,482	Norfolk Southern Corp.,
PAPER & FOREST PRODUCTS — 0.2%			5.75%, 4/1/18(2)	500,000	544,797
International Paper Co.,			Norfolk Southern Corp.,
9.375%, 5/15/19(2)	415,000	486,721	5.90%, 6/15/19(2)	180,000	200,491
International Paper Co.,			Union Pacific Corp., 5.75%,
7.50%, 8/15/21(2)	300,000	318,499	11/15/17(2)	180,000	193,275
		805,220			1,624,717
PHARMACEUTICALS — 1.3%			SEMICONDUCTORS & SEMICONDUCTOR
Abbott Laboratories,			EQUIPMENT — 0.1%
5.875%, 5/15/16(2)	179,000	199,855	Analog Devices, Inc.,
Abbott Laboratories,			5.00%, 7/1/14(2)	220,000	231,484
5.60%, 11/30/17(2)	140,000	154,574	SOFTWARE — 0.2%
Abbott Laboratories,			Intuit, Inc.,
6.00%, 4/1/39(2)	150,000	171,102	5.75%, 3/15/17(2)	400,000	419,072
AstraZeneca plc,			Oracle Corp.,
5.40%, 9/15/12(2)	550,000	603,305	6.125%, 7/8/39(2)	400,000	452,037
AstraZeneca plc,					871,109
5.90%, 9/15/17(2)	190,000	212,985
GlaxoSmithKline Capital,
Inc., 4.85%, 5/15/13(2)	290,000	311,919

16

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
SPECIALTY RETAIL — 0.2%			Collateralized Mortgage
GSC Holdings Corp.,			Obligations(1) — 2.7%
8.00%, 10/1/12(2)	$ 200,000	$ 207,500
Home Depot, Inc. (The),			PRIVATE SPONSOR COLLATERALIZED
5.875%, 12/16/36(2)	90,000	87,610	MORTGAGE OBLIGATIONS — 1.3%
Staples, Inc.,			Banc of America Alternative
9.75%, 1/15/14(2)	440,000	529,209	Loan Trust, Series 2007-2,
			Class 2A4, 5.75%, 6/25/37(2)	$ 670,300	$ 557,040
		824,319
			Chase Mortgage Finance
WIRELESS TELECOMMUNICATION SERVICES — 0.3%			Corp., Series 2005 A1,
American Tower Corp.,			Class 2A2 SEQ, VRN,
7.25%, 5/15/19(2)(4)	400,000	413,000	5.24%, 10/1/09(2)	846,162	739,724
Rogers Communications,			Countrywide Home Loan
Inc., 6.80%, 8/15/18(2)	200,000	224,892	Mortgage Pass-Through
Vodafone Group plc,			Trust, Series 2005-17, Class
5.00%, 12/16/13(2)	270,000	288,277	1A11, 5.50%, 9/25/35(2)	1,213,739	1,121,602
Vodafone Group plc,			Countrywide Home Loan
5.45%, 6/10/19(2)	270,000	281,742	Mortgage Pass-Through
		1,207,911	Trust, Series 2007-16, Class
			A1, 6.50%, 10/25/37(2)	693,747	568,919
TOTAL CORPORATE BONDS
(Cost $89,022,563)		96,166,394	Credit Suisse First Boston
			Mortgage Securities Corp.,
			Series 2003 AR28, Class
U.S. Government Agency Securities			2A1, VRN, 4.40%, 10/1/09(2)	481,277	448,717
and Equivalents — 6.0%
			JP Morgan Mortgage Trust,
FIXED-RATE U.S. GOVERNMENT			Series 2004 A2, Class 1A1,
AGENCY SECURITIES — 2.1%			VRN, 4.20%, 10/1/09(2)	327,337	300,937
FHLMC, 5.50%, 8/23/17(2)	3,000,000	3,422,793	MASTR Alternative Loans
FHLMC, 4.875%, 6/13/18(2)	1,530,000	1,671,279	Trust, Series 2003-8, Class
			4A1, 7.00%, 12/25/33(2)	10,938	10,298
FNMA, 4.375%, 7/17/13(2)	639,000	693,210
FNMA, 5.00%, 2/13/17(2)	1,650,000	1,828,099	Wells Fargo Mortgage
			Backed Securities Trust,
		7,615,381	Series 2004 EE, Class 3A1,
GOVERNMENT-BACKED			VRN, 4.22%, 10/1/09(2)	216,622	210,318
CORPORATE BONDS(7) — 3.9%			Wells Fargo Mortgage
Bank of America Corp.,			Backed Securities Trust,
3.125%, 6/15/12(2)	1,500,000	1,561,294	Series 2006-AR10, Class 5A5
Citigroup Funding, Inc.,			SEQ, VRN, 5.59%, 10/1/09(2)	1,050,000	723,380
1.875%, 10/22/12	5,000,000	5,014,855			4,680,935
General Electric Capital			U.S. GOVERNMENT AGENCY COLLATERALIZED
Corp., 2.20%, 6/8/12(2)	2,500,000	2,540,540	MORTGAGE OBLIGATIONS — 1.4%
Goldman Sachs Group, Inc.			FHLMC, Series 2926, Class
(The), 1.625%, 7/15/11(2)	2,500,000	2,526,280	EW SEQ, 5.00%, 1/15/25(2)	700,000	732,689
Morgan Stanley,			FHLMC, Series 3203, Class
2.00%, 9/22/11(2)	900,000	915,187	VN SEQ, 5.00%, 6/15/22(2)	3,000,000	3,181,176
US Bancorp,			FNMA, Series 1989-35,
1.80%, 5/15/12	2,000,000	2,011,264	Class G SEQ, 9.50%,
		14,569,420	7/25/19(2)	2,643	2,893
TOTAL U.S. GOVERNMENT AGENCY			FNMA, Series 2003-10,
SECURITIES AND EQUIVALENTS			Class HW SEQ, 5.00%,
(Cost $21,657,833)		22,184,801	11/25/16(2)	1,430,013	1,469,525
					5,386,283
			TOTAL COLLATERALIZED
			MORTGAGE OBLIGATIONS
			(Cost $9,734,466)		10,067,218

17

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Commercial Mortgage-Backed			Merrill Lynch Floating Trust,
Securities(1) — 2.4%			Series 2006-1, Class A1,
			VRN, 0.31%, 10/15/09,
Banc of America			resets monthly off the
Commercial Mortgage, Inc.,			1-month LIBOR plus
Series 2004-1, Class A3			0.07% with no caps(2)(4)	$ 221,648	$ 170,114
SEQ, 4.43%, 11/10/39(2)	$ 1,860,000	$ 1,855,454	Prudential Securities
Banc of America Large Loan,			Secured Financing Corp.,
Series 2005 MIB1, Class			Series 2000 C1, Class A2
A1, VRN, 0.39%, 10/15/09,			SEQ, VRN, 7.73%, 10/1/09(2)	2,379,937	2,403,736
resets monthly off the			TOTAL COMMERCIAL
1-month LIBOR plus 0.15%			MORTGAGE-BACKED SECURITIES
with no caps(2)(4)	113,525	97,398	(Cost $9,263,450)		8,941,143
Bear Stearns Commercial			Municipal Securities — 1.7%
Mortgage Securities Trust,
Series 2006 BBA7, Class			California Educational
A1, VRN, 0.35%, 10/15/09,			Facilities Auth. Rev.,
resets monthly off the			Series 2007 T1,
1-month LIBOR plus 0.11%			(Stanford University),
with no caps(2)(4)	390,263	323,000	5.00%, 3/15/39(2)	930,000	1,110,057
Commercial Mortgage Pass-			California GO, (Building
Through Certificates, Series			Bonds), 7.55%, 4/1/39(2)	400,000	447,964
2005 F10A, Class A1, VRN,			Illinois GO, (Taxable
0.34%, 10/15/09, resets			Pension), 5.10%, 6/1/33(2)	673,000	633,905
monthly off the 1-month			Metropolitan Water
LIBOR plus 0.10% with			Reclamation District of
no caps(2)(4)	13,691	13,596	Greater Chicago GO,
Credit Suisse Mortgage			(Building Bonds),
Capital Certificates, Series			5.72%, 12/1/38(2)	250,000	275,813
2007 TF2A, Class A1, VRN,			Missouri Highways &
0.42%, 10/15/09, resets			Transportation Commission
monthly off the 1-month			Rev., (Building Bonds),
LIBOR plus 0.18% with			5.45%, 5/1/33(2)	280,000	291,192
no caps(2)(4)	1,590,086	1,181,611
			New Jersey State Turnpike
GMAC Commercial			Auth. Rev., Series 2009 F,
Mortgage Securities, Inc.,			(Building Bonds),
Series 2005 C1, Class A2			7.41%, 1/1/40(2)	560,000	695,660
SEQ, 4.47%, 5/10/43(2)	739,332	743,735
			New York State Dormitory
Greenwich Capital			Auth. Rev., (Building Bonds),
Commercial Funding Corp.,			5.63%, 3/15/39(2)	340,000	359,944
Series 2006 FL4A, Class A1,
VRN, 0.34%, 10/5/09, resets			San Antonio Electric & Gas
monthly off the 1-month			Rev., (Building Bonds),
LIBOR plus 0.09% with			5.99%, 2/1/39(2)	250,000	281,640
no caps(2)(4)	224,887	187,053	Texas GO, (Building Bonds),
Heller Financial Commercial			5.52%, 4/1/39(2)	630,000	670,856
Mortgage Asset, Series 2000			University of California Rev.,
PH1, Class D, VRN,			(Building Bonds), 5.77%,
8.36%, 10/1/09	550,000	554,229	5/15/43(2)	420,000	453,797
LB-UBS Commercial			Utah GO, Series 2009 D,
Mortgage Trust, Series 2005			(Building Bonds), 4.55%,
C2, Class A2 SEQ,			7/1/24(2)	830,000	861,183
4.82%, 4/15/30(2)	730,902	738,586	TOTAL MUNICIPAL SECURITIES
LB-UBS Commercial			(Cost $5,573,572)		6,082,011
Mortgage Trust, Series 2005
C3, Class A3 SEQ,
4.65%, 7/15/30(2)	671,000	672,631

18

NT Diversified Bond

		Principal			Principal
		Amount	Value		Amount	Value
Sovereign Governments				SLM Student Loan Trust,
& Agencies — 1.5%				Series 2006-10, Class A2,
				VRN, 0.51%, 10/26/09,
Brazilian Government				resets quarterly off the
International Bond,				3-month LIBOR plus 0.01%
5.875%, 1/15/19(2)		$ 540,000	$ 583,200	with no caps(2)	$ 34,660	$ 34,661
German Federal Republic,				SLM Student Loan Trust,
3.50%, 7/4/19	EUR	2,400,000	3,594,043	Series 2007-8, Class A1,
Hydro Quebec, Series HY,				VRN, 0.73%, 10/26/09,
8.40%, 1/15/22(2)		$ 29,000	38,533	resets quarterly off the
				3-month LIBOR plus 0.23%
Poland Government				with no caps(2)	761,787	761,859
International Bond,
6.375%, 7/15/19(2)		200,000	225,751	TOTAL ASSET-BACKED SECURITIES
				(Cost $1,134,671)		1,140,202
Province of Ontario Canada,
5.45%, 4/27/16(2)		300,000	335,719	Temporary Cash Investments — 2.2%
United Mexican States,				Repurchase Agreement, Bank of America
5.95%, 3/19/19(2)		750,000	791,250	Securities, LLC, (collateralized by various
TOTAL SOVEREIGN				U.S. Treasury obligations, 0.27%, 7/15/10,
GOVERNMENTS & AGENCIES				valued at $8,239,242), in a joint trading
(Cost $5,433,720)			5,568,496	account at 0.02%, dated 9/30/09, due
				10/1/09 (Delivery value $8,077,004)
Asset-Backed Securities(1) — 0.3%				(Cost $8,077,000)		8,077,000
CNH Equipment Trust, Series				TOTAL INVESTMENT
2007 C, Class A3A SEQ,				SECURITIES — 101.3%
5.21%, 12/15/11(2)		225,290	227,320	(Cost $361,408,051)		373,692,474
Detroit Edison Securitization				OTHER ASSETS
Funding LLC, Series 2001-1,				AND LIABILITIES — (1.3)%		(4,665,786)
Class A4 SEQ, 6.19%,				TOTAL NET ASSETS — 100.0%		$369,026,688
3/1/13(2)		72,122	75,700
SLM Student Loan Trust,
Series 2006-5, Class A2,
VRN, 0.49%, 10/26/09,
resets quarterly off the
3-month LIBOR minus
0.01% with no caps(2)		40,687	40,662

Forward Foreign Currency Exchange Contracts
	Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
	2,469,038 EUR for USD	10/30/09	$3,613,067	$16,308
	(Value on Settlement Date $3,629,375)

	Swap Agreements
Notional Amount	Description of Agreement		Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$1,100,000	Pay quarterly a fixed rate equal to 0.12%
	multiplied by the notional amount and
	receive from Barclays Bank plc upon each
	default event of Pfizer, Inc., par value of the
	proportional notional amount of Pfizer, Inc.,
	4.65%, 3/1/18. Expires March 2017.		—	$26,718

19

NT Diversified Bond
Notes to Schedule of Investments

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity indicated, unless otherwise noted.
(2)	Security, or a portion thereof, has been segregated for forward commitments, when-issued securities and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,333,000.
(3)	Forward commitment.
(4)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $10,863,135, which represented 2.9% of total net assets.
(5)	When-issued security.
(6)	Industry is less than 0.05% of total net assets.
(7)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $361,408,051)	$373,692,474
Cash	603
Receivable for investments sold	369,848
Receivable for capital shares sold	410,480
Receivable for forward foreign currency exchange contracts	16,308
Receivable for swap agreements, at value	26,718
Interest receivable	2,610,490
377,126,921

Liabilities
Payable for investments purchased	6,910,862
Payable for capital shares redeemed	11,067
Dividends payable	1,074,055
Accrued management fees	104,249
8,100,233

Net Assets	$369,026,688

Institutional Class Capital Shares
Outstanding (unlimited number of shares authorized)	35,083,965

Net Asset Value Per Share	$10.52

Net Assets Consist of:
Capital paid-in	$356,509,014
Accumulated net investment loss	(154,343)
Undistributed net realized gain on investment and foreign currency transactions	344,631
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	12,327,386
$369,026,688

See Notes to Financial Statements.

21

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$ 6,201,441
Securities lending, net	3,114
6,204,555

Expenses:
Management fees	631,038
Trustees’ fees and expenses	6,442
Other expenses	136
637,616
Fees waived	(27,821)
609,795

Net investment income (loss)	5,594,760

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,981,561
Swap agreement transactions	(670)
Foreign currency transactions	(11,111)
1,969,780

Change in net unrealized appreciation (depreciation) on:
Investments	10,309,286
Swap agreements	(46,508)
Translation of assets and liabilities in foreign currencies	16,245
10,279,023

Net realized and unrealized gain (loss)	12,248,803

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,843,563

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
Increase (Decrease) in Net Assets	September 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 5,594,760	$ 7,929,487
Net realized gain (loss)	1,969,780	(617,048)
Change in net unrealized appreciation (depreciation)	10,279,023	(1,313,943)
Net increase (decrease) in net assets resulting from operations	17,843,563	5,998,496

Distributions to Shareholders
From net investment income	(5,744,476)	(8,479,164)
From net realized gains	—	(4,383,522)
Decrease in net assets from distributions	(5,744,476)	(12,862,686)

Capital Share Transactions
Proceeds from shares sold	112,234,341	192,365,339
Payments for shares redeemed	(8,717,286)	(94,209,838)
Net increase (decrease) in net assets from capital share transactions	103,517,055	98,155,501

Net increase (decrease) in net assets	115,616,142	91,291,311

Net Assets
Beginning of period	253,410,546	162,119,235
End of period	$369,026,688	$253,410,546

Accumulated net investment loss	$(154,343)	$(4,627)

Transactions in Shares of the Fund
Sold	10,902,133	19,000,859
Redeemed	(849,518)	(9,324,807)
Net increase (decrease) in shares of the fund	10,052,615	9,676,052

See Notes to Financial Statements.

23

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Diversified Bond Fund (NT Diversified Bond) (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Foreign Currency Translations —All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

24

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income for the fund are declared daily and paid monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

25

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.049% of its management fee. The investment advisor expects this fee waiver to continue for one year and cannot terminate it without consulting the Board of Trustees. The effective annual management fee before waiver for the fund for the six months ended September 30, 2009 was 0.41%. The effective annual management fee after waiver for the fund for the six months ended September 30, 2009 was 0.39%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2009, totaled $280,124,097, of which $222,325,396 represented U.S. Treasury and Government Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2009, totaled $180,784,721, of which $145,269,983 represented U.S. Treasury and Government Agency obligations.

26

4. Securities Lending

As of September 30, 2009, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

5. Fair Value Measurements

The fund’s security valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data
(including quoted prices for similar securities, evaluations of subsequent market interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$110,407,914	—
U.S. Treasury Securities	—	105,057,295	—
Corporate Bonds	—	96,166,394	—
U.S. Government Agency Securities and Equivalents	—	22,184,801	—
Collateralized Mortgage Obligations	—	10,067,218	—
Commercial Mortgage-Backed Securities	—	8,941,143	—
Municipal Securities	—	6,082,011	—
Sovereign Governments & Agencies	—	5,568,496	—
Asset-Backed Securities	—	1,140,202	—
Temporary Cash Investments	—	8,077,000	—
Total Value of Investment Securities	—	$373,692,474	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$16,308	—
Swap Agreements	—	26,718	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$43,026	—

27

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended September 30, 2009, the fund participated in credit default swap agreements to buy protection.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended September 30, 2009, the fund participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Receivable for swap	$26,718	Payable for swap	—
	agreements, at value		agreements, at value
Foreign Currency Risk	Receivable for forward foreign	16,308	Payable for forward foreign	—
	currency exchange contracts		currency exchange contracts
		$43,026		—

28

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations		of Operations
Credit Risk	Net realized gain (loss) on	$(670)	Change in net unrealized	$(46,508)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Foreign Currency Risk	Net realized gain (loss) on	—	Change in net unrealized	16,308
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
		$(670)		$(30,200)

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2009, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$361,408,051
Gross tax appreciation of investments	$13,274,913
Gross tax depreciation of investments	(990,490)
Net tax appreciation (depreciation) of investments	$12,284,423

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

29

As of March 31, 2009, the fund had a capital loss deferral of $(1,060,397) which represents net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

30

Financial Highlights
NT Diversified Bond

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.12	$10.56	$10.19	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.19	0.43	0.49	0.44
Net Realized and Unrealized Gain (Loss)	0.40	(0.10)	0.43	0.24
Total From Investment Operations	0.59	0.33	0.92	0.68
Distributions
From Net Investment Income	(0.19)	(0.47)	(0.49)	(0.44)
From Net Realized Gains	—	(0.30)	(0.06)	(0.05)
Total Distributions	(0.19)	(0.77)	(0.55)	(0.49)
Net Asset Value, End of Period	$10.52	$10.12	$10.56	$10.19

Total Return(4)	5.91%	3.36%	9.32%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.40%(5)(6)	0.42%	0.42%	0.42%(5)
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)	0.42%(5)	0.42%	0.42%	0.42%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.65%(5)(6)	4.17%	4.82%	4.95%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets (Before Expense Waiver)	3.63%(5)	4.17%	4.82%	4.95%(5)
Portfolio Turnover Rate	61%	299%	246%	308%
Net Assets, End of Period (in thousands)	$369,027	$253,411	$162,119	$113,454
(1)	Six months ended September 30, 2009 (unaudited).
(2)	May 12, 2006 (fund inception) through March 31, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)	Annualized.
(6)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”).

At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning NT Diversified Bond (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

32

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

33

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/ or peer groups of similarly-managed funds, over different time horizons.  If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

34

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the

35

advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. In addition, the Directors negotiated a one-year waiver by the advisor of a portion of the management fee. This change was proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup High-Yield Cash-Pay Index is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66868N

Semiannual Report
September 30, 2009

American Century Investments

Short Duration Fund

Core Plus Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Invest ments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented mone tary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Short Duration

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Portfolio Composition by Credit Rating	7
Types of Investments in Portfolio	7
Yields	7

Core Plus

Performance	8
Portfolio Commentary	10
Portfolio at a Glance	12
Portfolio Composition by Credit Rating	12
Types of Investments in Portfolio	12
Yields	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	33
Statement of Operations	35
Statement of Changes in Net Assets	36
Notes to Financial Statements	37
Financial Highlights	48

Other Information

Approval of Management Agreements	60
Additional Information	65
Index Definitions	66

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Credit Crisis Eased

The six months ended September 30, 2009, witnessed a remarkable rebound by U.S. financial markets, made possible by the easing of the credit crisis and signs of stabilization in the economy. The government’s stimulus package and “cash for clunkers” program directly boosted consumer spending; home prices stabilized; big financial institutions passed the government’s “stress tests”; and liquidity returned to U.S. credit markets. Add it all up, and the economy expanded at a 3.5% annual rate in the third quarter. That marked the first positive reading on growth since the second quarter of 2008. But even as the economy stabilized, the unemployment rate rose to 9.8% in September, raising the prospect of a weak, “jobless” recovery.

Slack in the labor market and a still-weak economy meant a continued decline in measures of inflation, as the government’s Consumer Price Index fell by 1.3% for the year ended in September. In that environment, the Federal Reserve (the Fed) continued to hold its short-term rate target at 0%–0.25%.

Risk Reigned Supreme

The realization that financial and economic Armageddon had been averted caused a dramatic reversal of the trading that defined 2008, when Treasuries performed best by a wide margin. For the six months ended September 30, 2009, risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries) posted very strong returns while intermediate- and long-term Treasury bond prices actually fell (see the accompanying table). This resulted in historic outperformance by some segments of credit markets compared with Treasuries for the six months.

Rates Edged Up

With signs of stability in the economy and financial markets, the Fed began to look ahead to an end to its support of the market for government agency and mortgage-backed securities; nevertheless, to ensure the recovery, the Fed’s policy making arm said it would keep rates low for the foreseeable future. In that environment, investors sold Treasuries, sending their prices down and yields up.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2009*
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	0.09%	High-Yield Cash-Pay (corporate)	37.81%
2-Year Note	0.73%	Credit (investment-grade corporate)	16.39%
10-Year Note	–3.82%	Broad Investment-Grade (multi-sector)	4.80%
30-Year Bond	–6.62%	Inflation-Linked Securities	3.47%
		Mortgage (mortgage-backed)	2.89%
		Agency	1.51%
		Treasury	–1.03%
		*Total returns for periods less than one year are not annualized.

2

Performance

Short Duration

Total Returns as of September 30, 2009
			Average Annual
			Returns
			Since	Inception
	6 months(1)	1 year	Inception	Date
Investor Class	3.28%	6.86%	5.73%	11/30/06
Citigroup Government/Corporate
1- to 3-Year Index	2.83%	6.39%	5.43%	—
Institutional Class	3.38%	7.07%	5.94%	11/30/06
A Class				11/30/06
No sales charge*	3.15%	6.59%	5.47%
With sales charge*	0.80%	4.22%	4.63%
B Class				11/30/06
No sales charge*	2.67%	5.70%	4.65%
With sales charge*	-2.33%	1.70%	3.67%
C Class				11/30/06
No sales charge*	2.77%	5.69%	4.68%
With sales charge*	1.77%	5.69%	4.68%
R Class	3.03%	6.22%	5.20%	11/30/06
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Short Duration

One-Year Returns Over Life of Class
Periods ended September 30
			2007*	2008	2009
Investor Class			4.09%	5.29%	6.86%
Citigroup Government/Corporate
1- to 3-Year Index			4.66%	4.34%	6.39%
*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.62%	0.42%	0.87%	1.62%	1.62%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Short Duration

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Hando Aguilar, and Jim Platz

Performance Summary

Short Duration returned 3.28%* for the six months ended September 30, 2009. By comparison, the Citigroup Government/Corporate 1- to 3-Year Index returned 2.83%. See page 3 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

Corporate Positioning Was Key

We continued to keep the portfolio’s duration and yield curve exposure neutral relative to the benchmark, believing we could make better use of our risk budget through higher-confidence sector and security selection decisions. In particular, we took some profits and reduced our overweight stakes in government agency, inflation-indexed, and municipal bonds.

In their place we added select corporate securities we believed offered attractive yields relative to the securities’ risk. First, we liked the fact that corporate health has improved since the height of the credit crisis. Second, we were able to find select corporate securities we believed offered attractive yields relative to the securities’ risk. This positioning contributed performance compared with the benchmark, because corporate bonds were the best-performing portion of the market. In addition, it also helped to hold a small allocation to BB- and B-rated corporates, which outperformed investment-grade securities.

However, while it was beneficial to add corporate bonds in the last six months, the portfolio’s performance would have been even better had we not been underrepresented in finance sector bonds—which rebounded sharply—and the highest-beta, lowest-quality securities that did best for the six months. While we generally avoided finance sector bonds, instead we favored companies in stable, non-cyclical sectors and industries that we thought could do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth. Examples of sectors and industries we favored were pharmaceuticals, technology, cable, media, and energy.

Underweight Treasuries, Mortgages Helped

We were underweight Treasuries because of the combination of low current yields and record government budget deficits, which we believe argues for higher yields (and lower prices) down the road. That positioning added value for the six months, when Treasuries were the poorest-performing segment of the market.

In addition, we took some profits and moved to an underweight position in securitized bonds after a period of outperformance. The appeal of these bonds was further diminished as it became clear the Federal Reserve would end its active support of this market in early 2010. So even though mortgage-backed securities outperformed Treasuries, it was beneficial to trim this

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

5

Short Duration

position and put those profits to work in corporates, which did best for the six months. What’s more, within the securitized slice it helped to favor collateralized mortgage obligations and commercial mortgage-backed securities over traditional passthrough mortgages.

Other Contributors

Late in the reporting period we put in place a trade using long-term municipal bonds and 30-year Treasury futures designed to capitalize on the changing yield relationship between municipals and Treasuries. The trade was based on the expectation that the yield difference between the two would move toward its normal historical relationship—with municipals yielding less than Treasuries—which it did.

Outlook

“While we believe the worst of the financial crisis is behind us, the economy remains weak with a ‘jobless’ recovery likely,“ said Portfolio Manager Bob Gahagan. “We believe the government’s massive monetary and fiscal stimulus could eventually result in higher inflation and lower purchasing power for the dollar. As a result, we expect to continue to evaluate opportunities to add inflation-adjusted securities and non-dollar-denominated bonds. In the meantime, we’ll continue to evaluate sectors and individual securities that we believe are attractively valued and have the potential to outperform going forward.”

6

Short Duration

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Average Duration (effective)	1.9 years	1.9 years
Weighted Average Life	2.1 years	2.0 years

Portfolio Composition by Credit Rating
	% of	% of
	fund investments	fund investments
	as of 9/30/09	as of 3/31/09
AAA	67%	87%
AA	4%	2%
A	10%	6%
BBB	17%	4%
BB or lower	2%	1%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.
The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Types of Investments in Portfolio
	% of	% of
	fund investments	fund investments
	as of 9/30/09	as of 3/31/09
Corporate Bonds	33.7%	14.5%
U.S. Treasury Securities	31.1%	32.6%
U.S. Government Agency Securities and Equivalents	22.9%	26.3%
Commercial Mortgage-Backed Securities	4.4%	9.8%
Collateralized Mortgage Obligations	2.8%	4.6%
U.S. Government Agency Mortgage-Backed Securities	1.6%	3.0%
Municipal Securities	0.8%	2.7%
Asset-Backed Securities	0.2%	1.2%
Temporary Cash Investments	2.5%	5.3%

Yields as of September 30, 2009
		Institutional
	Investor Class	Class	A Class	B Class	C Class	R Class
30-day SEC Yield	1.39%	1.58%	1.11%	0.40%	0.40%	0.89%

7

Performance

Core Plus

Total Returns as of September 30, 2009
			Average Annual
			Returns
			Since	Inception
	6 months(1)	1 year	Inception	Date
Investor Class	7.22%	12.42%	7.56%	11/30/06
Citigroup US Broad
Investment-Grade Bond Index	4.80%	10.98%	6.59%	—
Institutional Class	7.22%	12.54%	7.73%	11/30/06
A Class				11/30/06
No sales charge*	6.98%	12.04%	7.25%
With sales charge*	2.21%	7.02%	5.53%
B Class				11/30/06
No sales charge*	6.59%	11.21%	6.46%
With sales charge*	1.59%	7.21%	5.51%
C Class				11/30/06
No sales charge*	6.59%	11.21%	6.46%
With sales charge*	5.59%	11.21%	6.46%
R Class	6.85%	11.76%	6.99%	11/30/06
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

Core Plus

One-Year Returns Over Life of Class
Periods ended September 30
			2007*	2008	2009
Investor Class			3.51%	5.65%	12.42%
Citigroup US Broad
Investment-Grade Bond Index			3.33%	4.48%	10.98%
*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.67%	1.17%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary

Core Plus

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, and Hando Aguilar

Performance Summary

Core Plus returned 7.22%* for the six months ended September 30, 2009. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index returned 4.80%. See page 8 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

Corporate Positioning Was Key

We continued to keep the portfolio’s duration and yield curve exposure neutral relative to the BIG Index, believing we could make better use of our risk budget through higher-confidence sector and security selection decisions. In particular, we took profits in the last six months from our overweight stakes in inflation-indexed and municipal bonds, which performed very well early in 2009. In their place we added select corporate securities we believed offered attractive yields relative to the securities’ risk. First, we liked the fact that corporate health has improved since the height of the credit crisis. Second, we were able to find select corporate securities we believed offered attractive yields relative to the securities’ risk. This positioning contributed to performance compared with the benchmark, because corporate bonds were the best-performing portion of the market. In addition, it also helped to hold a small allocation to BB- and B-rated corporates, which outperformed investment-grade securities.

Within the corporate slice, we favored companies in stable, non-cyclical sectors and industries that we thought could do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth. Examples of sectors and industries we favored were pharmaceuticals, technology, cable, media, and energy. At the same time, we tended to avoid insurance companies and regional banks in particular and finance in general. But we should point out that while it helped to add corporate bonds in the last six months, the portfolio’s performance would have been even better had we not been underrepresented in finance sector bonds—which rebounded sharply—and the highest-beta, lowest-quality securities that did best for the six months.

Underweight Treasuries, Mortgages Helped

We were underweight Treasuries because of the combination of low current yields and record government budget deficits, which we believe argues for higher yields (and lower prices) down the road. That positioning added value for the six months, when Treasuries were the poorest-performing segment of the market.

In addition, we took some profits and moved to an underweight position in securitized bonds after a period of outperformance. The appeal of these bonds was further diminished as it became clear the Federal Reserve would end its active support of this market in early 2010. So even though

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

10

Core Plus

mortgage-backed securities outperformed Treasuries, it was beneficial to trim this position and put those profits to work in corporates, which did best for the six months. What’s more, within the securitized slice it helped to favor collateralized mortgage obligations and commercial mortgage-backed securities over traditional passthrough mortgages.

Other Contributors

Late in the reporting period we put in place a trade using long-term municipal bonds and 30-year Treasury futures designed to capitalize on the changing yield relationship between municipals and Treasuries. The trade was based on the expectation that the yield difference between the two would move toward its normal historical relationship—with municipals yielding less than Treasuries—which it did. Finally, in September we began to add German government bonds in the first step of what we view as a longer-term trade intended to increase the portfolio’s non-dollar exposure.

Outlook

“While we believe the worst of the financial crisis is behind us, the economy remains weak with a ‘jobless’ recovery likely,“ said Portfolio Manager Bob Gahagan. “We believe the government’s massive monetary and fiscal stimulus could eventually result in higher inflation and lower purchasing power for the dollar. As a result, we expect to continue to evaluate opportunities to add inflation-adjusted securities and non-dollar-denominated bonds. In the meantime, we’ll continue to evaluate sectors and individual securities that we believe are attractively valued and have the potential to outperform going forward.”

11

Core Plus

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Average Duration (effective)	4.5 years	3.8 years
Weighted Average Life	6.0 years	4.7 years

Portfolio Composition by Credit Rating
	% of	% of
	fund investments	fund investments
	as of 9/30/09	as of 3/31/09
AAA	61%	76%
AA	4%	4%
A	13%	10%
BBB	17%	8%
BB or lower	5%	2%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.
The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Types of Investments in Portfolio
	% of	% of
	fund investments	fund investments
	as of 9/30/09	as of 3/31/09
Corporate Bonds	34.9%	20.9%
U.S. Government Agency Mortgage-Backed Securities	28.8%	31.7%
U.S. Treasury Securities	11.6%	10.1%
U.S. Government Agency Securities and Equivalents	5.2%	6.2%
Collateralized Mortgage Obligations	3.9%	5.5%
Commercial Mortgage-Backed Securities	3.6%	8.1%
Municipal Securities	1.8%	3.6%
Sovereign Governments & Agencies	1.7%	0.4%
Asset-Backed Securities	0.4%	1.0%
Temporary Cash Investments	8.1%	10.1%
Temporary Cash Investments — Securities Lending Collateral	—	2.4%

Yields as of September 30, 2009
		Institutional
	Investor Class	Class	A Class	B Class	C Class	R Class
30-day SEC Yield	3.48%	3.67%	3.09%	2.48%	2.49%	2.99%

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

13

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09	Expense Ratio*
Short Duration
Actual
Investor Class	$1,000	$1,032.80	$3.16	0.62%
Institutional Class	$1,000	$1,033.80	$2.14	0.42%
A Class	$1,000	$1,031.50	$4.43	0.87%
B Class	$1,000	$1,026.70	$8.23	1.62%
C Class	$1,000	$1,027.70	$8.23	1.62%
R Class	$1,000	$1,030.30	$5.70	1.12%
Hypothetical
Investor Class	$1,000	$1,021.96	$3.14	0.62%
Institutional Class	$1,000	$1,022.96	$2.13	0.42%
A Class	$1,000	$1,020.71	$4.41	0.87%
B Class	$1,000	$1,016.95	$8.19	1.62%
C Class	$1,000	$1,016.95	$8.19	1.62%
R Class	$1,000	$1,019.45	$5.67	1.12%
Core Plus
Actual
Investor Class	$1,000	$1,072.20	$3.48	0.67%
Institutional Class	$1,000	$1,072.20	$2.44	0.47%
A Class	$1,000	$1,069.80	$4.77	0.92%
B Class	$1,000	$1,065.90	$8.65	1.67%
C Class	$1,000	$1,065.90	$8.65	1.67%
R Class	$1,000	$1,068.50	$6.07	1.17%
Hypothetical
Investor Class	$1,000	$1,021.71	$3.40	0.67%
Institutional Class	$1,000	$1,022.71	$2.38	0.47%
A Class	$1,000	$1,020.46	$4.66	0.92%
B Class	$1,000	$1,016.70	$8.44	1.67%
C Class	$1,000	$1,016.70	$8.44	1.67%
R Class	$1,000	$1,019.20	$5.92	1.17%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

14

Schedule of Investments

Short Duration

SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 32.2%			CHEMICALS — 0.9%
AEROSPACE & DEFENSE — 1.5%			Dow Chemical Co. (The),
			4.85%, 8/15/12(2)	$ 900,000	$ 936,683
BAE Systems Holdings, Inc.,			E.I. du Pont de Nemours
6.40%, 12/15/11(1)(2)	$ 500,000	$ 535,713
			& Co., 5.00%, 1/15/13(2)	100,000	108,414
L-3 Communications Corp.,			Mosaic Co. (The),
6.125%, 7/15/13(2)	400,000	407,000
			7.625%, 12/1/16(1)(2)	200,000	213,466
Northrop Grumman Corp.,					1,258,563
3.70%, 8/1/14(2)	500,000	509,506
Raytheon Co.,			COMMERCIAL BANKS — 2.6%
4.85%, 1/15/11(2)	600,000	625,677	BB&T Corp.,
			5.70%, 4/30/14(2)	100,000	108,449
		2,077,896
AUTOMOBILES — 0.4%			National Australia Bank Ltd.,
			2.55%, 1/13/12(1)(2)	1,200,000	1,223,866
Daimler Finance N.A. LLC,			PNC Funding Corp.,
5.875%, 3/15/11(2)	100,000	103,808
			4.50%, 3/10/10(2)	150,000	151,698
Daimler Finance N.A. LLC,			US Bank N.A.,
5.75%, 9/8/11(2)	400,000	420,401
			6.375%, 8/1/11(2)	260,000	281,029
		524,209	Wells Fargo & Co.,
BEVERAGES — 1.0%			4.375%, 1/31/13(2)	300,000	310,123
Anheuser-Busch Cos., Inc.,			Wells Fargo Bank N.A.,
6.00%, 4/15/11(2)	480,000	504,639	6.45%, 2/1/11(2)	400,000	421,473
Coca-Cola Enterprises, Inc.,			Westpac Banking Corp.,
3.75%, 3/1/12(2)	300,000	313,309	3.25%, 12/16/11(1)(2)	1,000,000	1,036,680
SABMiller plc,					3,533,318
6.20%, 7/1/11(1)(2)	540,000	576,155
			COMMERCIAL SERVICES & SUPPLIES — 0.4%
		1,394,103	Allied Waste North America,
CAPITAL MARKETS — 1.6%			Inc., 6.375%, 4/15/11(2)	200,000	208,740
Bank of New York Mellon			Corrections Corp. of
Corp. (The), 4.30%, 5/15/14	200,000	212,100	America, 6.25%, 3/15/13(2)	400,000	396,000
Credit Suisse (New York),					604,740
5.00%, 5/15/13(2)	200,000	211,909
			COMPUTERS & PERIPHERALS — 0.4%
Credit Suisse (New York),			Dell, Inc., 3.375%, 6/15/12	600,000	622,183
5.50%, 5/1/14(2)	100,000	107,610
Credit Suisse USA, Inc.,			CONSUMER FINANCE — 0.4%
6.125%, 11/15/11(2)	250,000	270,047	General Electric Capital
			Corp., 5.50%, 4/28/11(2)	500,000	525,875
Goldman Sachs Group, Inc.
(The), 5.70%, 9/1/12(2)	300,000	323,983	CONTAINERS & PACKAGING — 0.4%
Goldman Sachs Group, Inc.			Ball Corp.,
(The), 5.45%, 11/1/12(2)	300,000	321,612	6.875%, 12/15/12(2)	600,000	607,500
Goldman Sachs Group, Inc.			DIVERSIFIED FINANCIAL SERVICES — 1.7%
(The), 6.00%, 5/1/14(2)	200,000	217,813	Bank of America Corp.,
Morgan Stanley,			4.25%, 10/1/10(2)	100,000	101,235
5.05%, 1/21/11(2)	300,000	310,416	Bank of America Corp.,
Morgan Stanley,			5.375%, 9/11/12(2)	400,000	419,119
5.625%, 1/9/12(2)	200,000	212,053	Bank of America Corp.,
		2,187,543	4.90%, 5/1/13(2)	200,000	205,267
			BP Capital Markets plc,
			3.125%, 3/10/12(2)	200,000	206,742

15

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
Citigroup, Inc.,			FOOD PRODUCTS — 1.1%
4.125%, 2/22/10(2)	$ 150,000	$ 151,525	General Mills, Inc.,
Citigroup, Inc.,			5.65%, 9/10/12(2)	$ 590,000	$ 644,501
5.50%, 4/11/13(2)	450,000	461,008	General Mills, Inc.,
JPMorgan Chase & Co.,			5.25%, 8/15/13(2)	100,000	108,928
5.60%, 6/1/11(2)	200,000	212,262	Kellogg Co., 6.60%, 4/1/11(2)	150,000	160,817
JPMorgan Chase & Co.,			Kraft Foods, Inc.,
5.375%, 10/1/12(2)	500,000	538,516	5.625%, 11/1/11(2)	500,000	532,335
		2,295,674	Smithfield Foods, Inc.,
DIVERSIFIED TELECOMMUNICATION			10.00%, 7/15/14(1)(2)	100,000	105,500
SERVICES — 2.7%					1,552,081
AT&T, Inc., 6.25%, 3/15/11(2)	613,000	653,771	GAS UTILITIES — 0.1%
Deutsche Telekom			Southern California Gas Co.,
International Finance BV,			4.375%, 1/15/11(2)	150,000	154,904
5.375%, 3/23/11(2)	453,000	474,824
			HEALTH CARE PROVIDERS & SERVICES — 1.5%
Koninklijke KPN NV,
8.00%, 10/1/10(2)	300,000	318,688	CareFusion Corp.,
			4.125%, 8/1/12(1)(2)	500,000	513,680
Qwest Corp.,
7.875%, 9/1/11(2)	300,000	310,875	Express Scripts, Inc.,
			5.25%, 6/15/12(2)	900,000	956,087
Sprint Capital Corp.,
7.625%, 1/30/11(2)	400,000	411,500	Medco Health Solutions,
			Inc., 6.125%, 3/15/13(2)	500,000	541,957
Telecom Italia Capital SA,
6.20%, 7/18/11(2)	300,000	319,671			2,011,724
Telefonica Emisiones SAU,			HOTELS, RESTAURANTS & LEISURE — 0.2%
5.98%, 6/20/11(2)	300,000	319,839	Yum! Brands, Inc.,
			8.875%, 4/15/11(2)	200,000	218,954
Verizon Communications,
Inc., 5.35%, 2/15/11(2)	200,000	210,543	HOUSEHOLD DURABLES — 0.2%
Verizon Wireless Capital			Whirlpool Corp.,
LLC, 3.75%, 5/20/11(1)(2)	700,000	722,619	8.60%, 5/1/14(2)	200,000	223,981
		3,742,330	INSURANCE — 0.8%
ELECTRIC UTILITIES — 0.7%			Metropolitan Life Global
Duke Energy Carolinas LLC,			Funding I, 4.625%,
			8/19/10(1)(2)	165,000	168,404
5.625%, 11/30/12(2)	250,000	276,305
FirstEnergy Corp.,			Metropolitan Life Global
6.45%, 11/15/11(2)	7,000	7,576	Funding I, 2.875%,
			9/17/12(1)(2)	400,000	398,721
Progress Energy, Inc.,
6.85%, 4/15/12(2)	500,000	544,556	Prudential Financial, Inc.,
			3.625%, 9/17/12(2)	300,000	302,139
Virginia Electric and Power
Co., 4.50%, 12/15/10(2)	85,000	87,725	Travelers Cos., Inc. (The),
			5.375%, 6/15/12(2)	200,000	211,442
		916,162			1,080,706
ENERGY EQUIPMENT & SERVICES — 0.3%			LEISURE EQUIPMENT & PRODUCTS — 0.2%
Weatherford International,
Inc., 6.625%, 11/15/11(2)	400,000	427,651	Hasbro, Inc.,
			6.125%, 5/15/14(2)	200,000	217,856
FOOD & STAPLES RETAILING — 1.1%			MACHINERY — 0.1%
CVS Caremark Corp.,
5.75%, 8/15/11(2)	300,000	320,924	Caterpillar Financial
			Services Corp.,
Kroger Co. (The),			5.05%, 12/1/10(2)	150,000	155,371
6.80%, 4/1/11(2)	700,000	749,953
Safeway, Inc.,
5.80%, 8/15/12(2)	400,000	433,936
		1,504,813

16

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
MEDIA — 2.1%			Plains All American Pipeline
Comcast Cable			LP/PAA Finance Corp.,
Communications LLC,			4.25%, 9/1/12(2)	$ 500,000	$ 514,476
6.75%, 1/30/11(2)	$ 540,000	$ 574,505	Sabine Pass LNG LP,
Gannett Co., Inc.,			7.25%, 11/30/13(2)	100,000	89,750
8.75%, 11/15/14(1)(3)	300,000	294,750	Shell International Finance
Shaw Communications, Inc.,			BV, 1.30%, 9/22/11(2)	1,000,000	1,003,408
7.25%, 4/6/11(2)	225,000	237,375	XTO Energy, Inc.,
Time Warner Cable, Inc.,			5.90%, 8/1/12(2)	790,000	853,893
5.40%, 7/2/12(2)	750,000	802,026			5,379,839
Time Warner, Inc.,			PHARMACEUTICALS — 1.8%
5.50%, 11/15/11(2)	900,000	957,572	AstraZeneca plc,
		2,866,228	5.40%, 9/15/12(2)	500,000	548,459
MULTILINE RETAIL — 0.2%			Merck & Co., Inc.,
Nordstrom, Inc.,			1.875%, 6/30/11(2)	500,000	505,799
6.75%, 6/1/14(2)	300,000	329,561	Pfizer, Inc.,
MULTI-UTILITIES — 0.8%			4.45%, 3/15/12(2)	1,000,000	1,062,861
Dominion Resources, Inc.,			Roche Holdings, Inc.,
6.25%, 6/30/12(2)	404,000	439,287	5.00%, 3/1/14(1)(2)	200,000	216,516
Pacific Gas & Electric Co.,			Wyeth, 6.95%, 3/15/11(2)	200,000	214,958
4.20%, 3/1/11(2)	527,000	545,783			2,548,593
Sempra Energy,			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
8.90%, 11/15/13(2)	100,000	116,993
			ProLogis, 5.50%, 4/1/12(2)	250,000	247,166
		1,102,063	Simon Property Group LP,
OIL, GAS & CONSUMABLE FUELS — 3.9%			5.60%, 9/1/11(2)	350,000	364,550
Burlington Resources					611,716
Finance Co., 6.68%,			ROAD & RAIL — 0.5%
2/15/11(2)	150,000	160,411
			CSX Corp.,
Cenovus Energy, Inc.,			5.75%, 3/15/13(2)	400,000	426,999
4.50%, 9/15/14(1)(2)	200,000	204,622
			Norfolk Southern Corp.,
Devon Financing Corp. ULC,			6.75%, 2/15/11(2)	100,000	106,732
6.875%, 9/30/11(2)	200,000	217,729
			Union Pacific Corp.,
El Paso Corp.,			3.625%, 6/1/10(2)	200,000	203,331
7.75%, 6/15/10(2)	150,000	151,351
El Paso Corp.,					737,062
7.875%, 6/15/12(2)	200,000	206,928	SOFTWARE — 0.1%
EnCana Corp.,			Intuit, Inc.,
6.30%, 11/1/11(2)	325,000	352,090	5.75%, 3/15/17(2)	200,000	209,536
Enterprise Products			SPECIALTY RETAIL — 1.0%
Operating LLC,			GSC Holdings Corp.,
4.60%, 8/1/12(2)	600,000	622,214	8.00%, 10/1/12(2)	325,000	337,188
Forest Oil Corp.,			Home Depot, Inc. (The),
8.50%, 2/15/14(1)(2)	50,000	50,625	4.625%, 8/15/10(2)	150,000	154,349
Hess Corp.,			Home Depot, Inc. (The),
6.65%, 8/15/11(2)	300,000	322,116	5.20%, 3/1/11(2)	500,000	519,602
Kerr-McGee Corp.,			Staples, Inc.,
6.875%, 9/15/11(2)	100,000	107,430	9.75%, 1/15/14(2)	300,000	360,824
Kinder Morgan Energy					1,371,963
Partners LP, 6.75%,			THRIFTS & MORTGAGE FINANCE — 0.2%
3/15/11(2)	350,000	371,296
			HSBC Finance Corp.,
Kinder Morgan Finance Co.			6.375%, 10/15/11(2)	300,000	318,419
ULC, 5.35%, 1/5/11(2)	150,000	151,500

17

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
TOBACCO — 0.3%			GOVERNMENT-BACKED
UST, Inc., 6.625%, 7/15/12(2)	$ 400,000	$ 438,346	CORPORATE BONDS(4) — 9.4%
WIRELESS TELECOMMUNICATION SERVICES — 0.6%			Bank of America Corp.,
			3.125%, 6/15/12(2)	$ 1,100,000	$ 1,144,949
American Tower Corp.,
7.25%, 5/15/19(1)(2)	100,000	103,250	Citibank N.A.,
			1.25%, 9/22/11(2)	1,000,000	1,000,798
Vodafone Group plc,
5.50%, 6/15/11(2)	341,000	362,402	Citigroup Funding, Inc.,
			1.375%, 5/5/11(2)	500,000	503,485
Vodafone Group plc,
5.00%, 12/16/13(2)	300,000	320,308	Citigroup Funding, Inc.,
			1.25%, 6/3/11	1,000,000	1,003,677
		785,960
			General Electric Capital
TOTAL CORPORATE BONDS			Corp., 1.80%, 3/11/11(2)	500,000	506,390
(Cost $43,214,786)		44,537,423
			General Electric Capital
U.S. Treasury Securities — 29.7%			Corp., 2.625%, 12/28/12(2)	500,000	512,831
U.S. Treasury Notes,			GMAC LLC,
2.875%, 6/30/10(2)	2,500,000	2,548,340	2.20%, 12/19/12(2)	1,500,000	1,517,466
U.S. Treasury Notes,			Goldman Sachs Group,
1.50%, 10/31/10(2)	1,600,000	1,618,501	Inc. (The), VRN, 0.71%,
			11/9/09(2)	500,000	504,053
U.S. Treasury Notes,
4.50%, 2/28/11(2)	2,300,000	2,426,771	Goldman Sachs Group, Inc.
			(The), 1.625%, 7/15/11(2)	400,000	404,205
U.S. Treasury Notes,
0.875%, 4/30/11(2)	14,900,000	14,947,740	Goldman Sachs Group, Inc.
			(The), 3.25%, 6/15/12(2)	500,000	522,209
U.S. Treasury Notes,
1.125%, 6/30/11(2)	3,000,000	3,018,870	HSBC USA, Inc.,
			3.125%, 12/16/11(2)	1,000,000	1,039,164
U.S. Treasury Notes,
1.00%, 8/31/11(2)	5,500,000	5,512,463	JPMorgan Chase & Co.,
			1.65%, 2/23/11(2)	700,000	707,893
U.S. Treasury Notes,
1.00%, 9/30/11	2,000,000	2,002,658	Morgan Stanley,
			2.00%, 9/22/11(2)	1,000,000	1,016,874
U.S. Treasury Notes,
1.75%, 11/15/11(2)	1,000,000	1,015,626	Morgan Stanley,
			3.25%, 12/1/11(2)	500,000	520,483
U.S. Treasury Notes,
1.125%, 1/15/12(2)	8,000,000	8,004,376	State Street Corp.,
			2.15%, 4/30/12(2)	500,000	508,235
TOTAL U.S. TREASURY SECURITIES
(Cost $40,860,584)		41,095,345	US Bancorp,
			1.80%, 5/15/12	1,000,000	1,005,632
U.S. Government Agency			Wells Fargo & Co.,
Securities and Equivalents — 21.9%			3.00%, 12/9/11(2)	500,000	518,150
FIXED-RATE U.S. GOVERNMENT					12,936,494
AGENCY SECURITIES — 12.5%			TOTAL U.S. GOVERNMENT AGENCY
FHLB, 1.625%, 7/27/11(2)	2,000,000	2,024,204	SECURITIES AND EQUIVALENTS
FHLB, 1.625%, 9/26/12(2)	1,000,000	998,480	(Cost $29,876,781)		30,309,768
FHLMC, 2.875%, 6/28/10(2)	1,000,000	1,018,675	Commercial Mortgage-Backed
FHLMC, 2.125%, 3/23/12(2)	4,750,000	4,842,060	Securities(5) — 4.2%
FHLMC, 1.75%, 6/15/12	3,000,000	3,018,618	Banc of America
FHLMC, 2.125%, 9/21/12(2)	1,000,000	1,013,765	Commercial Mortgage, Inc.,
			Series 2002 PB2, Class A3
FNMA, 2.50%, 4/9/10(2)	1,500,000	1,517,395	SEQ, 6.09%, 6/11/35(2)	29,797	30,299
FNMA, 2.375%, 5/20/10(2)	1,400,000	1,418,480	Banc of America
FNMA, 1.875%, 4/20/12(2)	1,500,000	1,521,597	Commercial Mortgage, Inc.,
		17,373,274	Series 2004-1, Class A3
			SEQ, 4.43%, 11/10/39(2)	720,000	718,240

18

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
Chase Commercial			Credit Suisse First Boston
Mortgage Securities Corp.,			Mortgage Securities Corp.,
Series 2000-2, Class C, VRN,			Series 2003 AR28, Class
7.93%, 10/1/09(2)	$ 900,000	$ 920,173	2A1, VRN, 4.40%, 10/1/09(2)	$ 96,255	$ 89,744
Chase Manhattan Bank-First			J.P. Morgan Mortgage Trust,
Union National Bank, Series			Series 2004 A2, Class 1A1,
1999-1, Class C, VRN,			VRN, 4.20%, 10/1/09(2)	58,259	53,560
7.625%, 10/1/09(2)	600,000	604,671	J.P. Morgan Mortgage Trust,
GMAC Commercial			Series 2005 A8, Class 6A2,
Mortgage Securities, Inc.,			VRN, 5.12%, 10/1/09(2)	375,388	337,915
Series 2005 C1, Class A2			J.P. Morgan Mortgage Trust,
SEQ, 4.47%, 5/10/43(2)	975,249	981,057	Series 2006 A3, Class 2A1
Heller Financial Commercial			SEQ, VRN, 5.59%, 10/1/09	135,092	120,011
Mortgage Asset, Series			Wells Fargo Mortgage
2000 PH1, Class D, VRN,			Backed Securities Trust,
8.36%, 10/1/09	250,000	251,922	Series 2004 EE, Class 3A1,
LB-UBS Commercial			VRN, 4.22%, 10/1/09(2)	130,876	127,067
Mortgage Trust, Series					1,426,110
2003 C3, Class A3 SEQ,
3.85%, 5/15/27(2)	188,390	188,548	U.S. GOVERNMENT AGENCY
			COLLATERALIZED MORTGAGE OBLIGATIONS — 1.7%
LB-UBS Commercial
Mortgage Trust, Series			Class FHLMC, QC, Series 5.50%, 2430, 2/15/17(2)	602,240	639,450
2005 C2, Class A2 SEQ,
4.82%, 4/15/30(2)	599,714	606,019	FHLMC, Series 2522, Class
			XA SEQ, 5.00%, 8/15/16(2)	48,414	49,145
LB-UBS Commercial
Mortgage Trust, Series			FHLMC, Series 2750, Class
2005 C3, Class A3 SEQ,			WD SEQ, 4.50%, 9/15/15(2)	12,464	12,482
4.65%, 7/15/30(2)	750,000	751,823	FHLMC, Series 3101, Class
Lehman Brothers			PA, 5.50%, 10/15/25(2)	258,022	265,525
Commercial Conduit			FHLMC, Series 3370, Class
Mortgage Trust, Series			FB SEQ, VRN, 0.49%,
1999 C1, Class B,			10/15/09, resets monthly
6.93%, 6/15/31(2)	123,238	123,136	off the 1-month LIBOR plus
Morgan Stanley Capital I,			0.25% with a cap of 7.00%	277,101	276,118
Series 2004 HQ3, Class A2			FNMA, Series 2002-74,
SEQ, 4.05%, 1/13/41(2)	558,278	563,422	Class PD, 5.00%, 11/25/15(2)	87,342	87,603
TOTAL COMMERCIAL			FNMA, Series 2003-54,
MORTGAGE-BACKED SECURITIES			Class TC, 4.50%, 5/25/15(2)	80,077	81,171
(Cost $5,501,063)		5,739,310	FNMA, Series 2005-47, Class
Collateralized Mortgage			AN SEQ, 5.00%, 12/25/16(2)	89,902	92,595
Obligations(5) — 2.7%			FNMA, Series 2006-4, Class
			A SEQ, 6.00%, 11/25/22(2)	131,937	135,941
PRIVATE SPONSOR COLLATERALIZED			FNMA, Series 2006-77, Class
MORTGAGE OBLIGATIONS — 1.0%			PD, 6.50%, 10/25/30(2)	352,040	367,504
Chase Mortgage Finance			GNMA, Series 2003-51,
Corp., Series 2005 A1,			Class KA, 3.50%,
Class 2A2 SEQ, VRN,			10/20/28(2)	77,745	78,095
5.24%, 10/1/09(2)	221,156	193,337
			GNMA, Series 2009-61,
Countrywide Home Loan			Class PA, 5.00%, 2/16/32	213,433	225,877
Mortgage Pass-Through
Trust, Series 2003-37, Class					2,311,506
2A2, VRN, 3.68%, 10/1/09(2)	194,295	94,660	TOTAL COLLATERALIZED
Countrywide Home Loan			MORTGAGE OBLIGATIONS
Mortgage Pass-Through			(Cost $3,683,544)		3,737,616
Trust, Series 2005-17, Class
1A11, 5.50%, 9/25/35(2)	443,481	409,816

19

Short Duration

	Principal			Shares	Value
	Amount	Value	Temporary Cash Investments — 2.4%
U.S. Government Agency			JPMorgan U.S. Treasury
Mortgage-Backed Securities(5) — 1.5%			Plus Money Market
ADJUSTABLE-RATE U.S. GOVERNMENT			Fund Agency Shares	429,415	$ 429,415
AGENCY MORTGAGE-BACKED SECURITIES(6)			Repurchase Agreement, Bank of America
FNMA, VRN,			Securities, LLC, (collateralized by various
5.63%, 3/1/12(2)	$ 79,800	$ 84,152	U.S. Treasury obligations, 0.27%, 7/15/10,
			valued at $2,911,328), in a joint trading
FIXED-RATE U.S. GOVERNMENT			account at 0.02%, dated 9/30/09, due
AGENCY MORTGAGE-BACKED SECURITIES — 1.5%			10/1/09 (Delivery value $2,854,002)(2)		2,854,000
FHLMC, 5.00%, 10/1/10(2)	209,233	215,494	TOTAL TEMPORARY
FHLMC, 5.50%, 12/1/36(2)	137,060	143,792	CASH INVESTMENTS
FHLMC, 5.50%, 1/1/38(2)	154,597	162,190	(Cost $3,283,415)		3,283,415
FNMA, 5.00%, 7/1/20(2)	262,914	278,053	TOTAL INVESTMENT
			SECURITIES — 95.6%
FNMA, 5.00%, 2/1/36(2)	416,751	432,071	(Cost $129,751,118)		132,153,858
FNMA, 5.50%, 7/1/36(2)	80,041	83,959	OTHER ASSETS
GNMA, 6.00%, 8/20/38	684,468	725,719	AND LIABILITIES — 4.4%		6,078,782
		2,041,278	TOTAL NET ASSETS — 100.0%		$138,232,640
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $2,055,484)		2,125,430
Municipal Securities — 0.8%
California GO,
5.25%, 4/1/14(2)
(Cost $1,004,883)	1,000,000	1,049,070
Asset-Backed Securities(5) — 0.2%
CNH Equipment Trust,
Series 2007 C, Class A3A
SEQ, 5.21%, 12/15/11(2)	180,232	181,856
Detroit Edison Securitization
Funding LLC, Series 2001-1,
Class A4 SEQ, 6.19%,
3/1/13(2)	90,153	94,625
TOTAL ASSET-BACKED SECURITIES
(Cost $270,578)		276,481

20

Short Duration

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
15	U.S. Treasury 2-Year Notes	December 2009	$3,254,531	$4,185

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
30	U.S. Treasury 5-Year Notes	December 2009	$3,482,813	$ (8,739)
10	U.S. Treasury 10-Year Notes	December 2009	1,183,281	(9,085)
			$4,666,094	$(17,824)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
$261,000	Receive quarterly a fixed rate equal to 5.00%
	multiplied by the notional amount and pay
	Barclays Bank plc upon each default event of
	one of the issues of CDX North America High
	Yield 11 Index, par value of the proportional
	notional amount. Expires December 2013.*	$(46,675)	$(13,286)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum   potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments	(1)	Security was purchased under Rule 144A of the Securities Act of
		1933 or is a private placement and, unless registered under the
CDX = Credit Derivative Indexes		Act or exempted from registration, may only be sold to qualified
Equivalent = Security whose principal payments are backed by the full		institutional investors. The aggregate value of these securities at
faith and credit of the United States		the period end was $6,364,567, which represented 4.6% of total
FHLB = Federal Home Loan Bank		net assets.
FHLMC = Federal Home Loan Mortgage Corporation	(2)	Security, or a portion thereof, has been segregated for when-issued
FNMA = Federal National Mortgage Association		securities, futures contracts and/or swap agreements. At
		the period end, the aggregate value of securities pledged
GMAC = General Motors Acceptance Corporation		was $8,477,000.
GNMA = Government National Mortgage Association	(3)	When-issued security.
GO = General Obligation	(4)	The debt is guaranteed under the Federal Deposit Insurance
LB-UBS = Lehman Brothers, Inc. — UBS AG		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
LIBOR = London Interbank Offered Rate		is backed by the full faith and credit of the United States. The
		expiration date of the FDIC’s guarantee is the earlier of the maturity
resets = The frequency with which a security’s coupon changes,		date of the debt or June 30, 2012.
based on current market conditions or an underlying index. The more
frequently a security resets, the less risk the investor is taking that the	(5)	Final maturity indicated, unless otherwise noted.
coupon will vary significantly from current market rates.	(6)	Category is less than 0.05% of total net assets.
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
is effective at the period end.	See Notes to Financial Statements.

21

Core Plus

SEPTEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 36.2%			Amgen, Inc.,
			6.40%, 2/1/39(2)	$ 60,000	$ 69,020
AEROSPACE & DEFENSE — 1.1%					113,092
BAE Systems Holdings, Inc.,			CAPITAL MARKETS — 2.7%
6.375%, 6/1/19(1)(2)	$ 80,000	$ 88,434
			Bank of New York Mellon
Honeywell International, Inc.,			Corp. (The), 4.30%, 5/15/14	80,000	84,840
5.30%, 3/15/17(2)	30,000	32,458
Honeywell International, Inc.,			Bear Stearns Cos., Inc.
			(The), 6.40%, 10/2/17(2)	110,000	119,854
5.30%, 3/1/18(2)	30,000	32,349
L-3 Communications Corp.,			Credit Suisse (New York),
			5.00%, 5/15/13(2)	70,000	74,168
6.125%, 7/15/13(2)	105,000	106,838
L-3 Communications Corp.,			Credit Suisse (New York),
			5.50%, 5/1/14(2)	100,000	107,610
5.20%, 10/15/19(1)(3)	50,000	50,250
Lockheed Martin Corp.,			Credit Suisse (New York),
			5.30%, 8/13/19(2)	100,000	102,731
7.65%, 5/1/16(2)	50,000	60,433
			Deutsche Bank AG
Lockheed Martin Corp.,			(London), 4.875%,
6.15%, 9/1/36(2)	60,000	68,921
			5/20/13(2)	40,000	42,656
Northrop Grumman Corp.,			Goldman Sachs Group, Inc.
3.70%, 8/1/14(2)	30,000	30,570
			(The), 6.00%, 5/1/14(2)	50,000	54,453
United Technologies Corp.,			Goldman Sachs Group, Inc.
6.125%, 2/1/19(2)	80,000	91,696
			(The), 5.125%, 1/15/15(2)	120,000	125,589
United Technologies Corp.,			Goldman Sachs Group, Inc.
6.05%, 6/1/36(2)	95,000	109,671
			(The), 6.15%, 4/1/18(2)	60,000	63,219
United Technologies Corp.,			Goldman Sachs Group, Inc.
6.125%, 7/15/38(2)	30,000	34,686
			(The), 7.50%, 2/15/19(2)	190,000	217,662
		706,306	Jefferies Group, Inc.,
AUTO COMPONENTS — 0.1%			8.50%, 7/15/19(2)	80,000	84,811
Goodyear Tire & Rubber Co.			Merrill Lynch & Co., Inc.,
(The), 9.00%, 7/1/15(2)	50,000	52,125	6.15%, 4/25/13(2)	60,000	63,557
AUTOMOBILES(4)			Morgan Stanley,
American Honda Finance			6.00%, 4/28/15(2)	200,000	212,087
Corp., 7.625%, 10/1/18(1)(2)	30,000	34,738	Morgan Stanley,
BEVERAGES — 0.6%			7.30%, 5/13/19(2)	200,000	220,440
Anheuser-Busch InBev			Morgan Stanley,
Worldwide, Inc.,			5.625%, 9/23/19(2)	100,000	98,515
6.875%, 11/15/19(1)	110,000	124,478	UBS AG (Stamford Branch),
Diageo Capital plc,			5.75%, 4/25/18(2)	60,000	61,079
5.20%, 1/30/13(2)	40,000	42,913			1,733,271
Dr Pepper Snapple Group,			CHEMICALS — 0.5%
Inc., 6.82%, 5/1/18(2)	135,000	153,720
			Dow Chemical Co. (The),
PepsiAmericas, Inc.,			4.85%, 8/15/12(2)	40,000	41,630
4.375%, 2/15/14(2)	30,000	31,341
			Dow Chemical Co. (The),
SABMiller plc,			8.55%, 5/15/19(2)	80,000	90,083
6.20%, 7/1/11(1)(2)	30,000	32,008
			E.I. du Pont de Nemours
		384,460	& Co., 5.00%, 1/15/13(2)	50,000	54,207
BIOTECHNOLOGY — 0.2%			Mosaic Co. (The),
Amgen, Inc.,			7.625%, 12/1/16(1)(2)	100,000	106,733
5.85%, 6/1/17(2)	40,000	44,072	Rohm & Haas Co.,
			5.60%, 3/15/13(2)	20,000	20,904
					313,557

22

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
COMMERCIAL BANKS — 0.6%			CONTAINERS & PACKAGING — 0.3%
BB&T Corp.,			Ball Corp.,
5.70%, 4/30/14(2)	$ 50,000	$ 54,224	6.875%, 12/15/12(2)	$ 200,000	$ 202,500
PNC Bank N.A.,			DIVERSIFIED CONSUMER SERVICES — 0.1%
4.875%, 9/21/17(2)	60,000	57,437	Board of Trustees of The
PNC Bank N.A.,			Leland Stanford Junior
6.00%, 12/7/17(2)	30,000	30,726	University (The), 3.625%,
Wachovia Bank N.A.,			5/1/14(2)	70,000	72,537
4.80%, 11/1/14(2)	50,000	50,820	DIVERSIFIED FINANCIAL SERVICES — 2.1%
Wells Fargo & Co.,			Bank of America Corp.,
4.375%, 1/31/13(2)	80,000	82,700	4.90%, 5/1/13(2)	120,000	123,160
Wells Fargo Bank N.A.,			Bank of America Corp.,
6.45%, 2/1/11(2)	80,000	84,295	6.50%, 8/1/16(2)	150,000	157,963
		360,202	Bank of America Corp.,
COMMERCIAL SERVICES & SUPPLIES — 0.7%			5.65%, 5/1/18(2)	50,000	49,452
Allied Waste North America,			Bank of America Corp.,
Inc., 6.375%, 4/15/11(2)	60,000	62,622	7.625%, 6/1/19(2)	50,000	56,438
Corrections Corp. of			Bank of America N.A.,
America, 7.75%, 6/1/17(2)	200,000	207,500	5.30%, 3/15/17(2)	100,000	96,108
Republic Services, Inc.,			Bank of America N.A.,
5.50%, 9/15/19(1)(2)	50,000	51,622	6.00%, 10/15/36(2)	75,000	74,158
Waste Management, Inc.,			BP Capital Markets plc,
7.375%, 3/11/19(2)	100,000	116,578	5.25%, 11/7/13(2)	70,000	76,779
		438,322	Citigroup, Inc.,
			5.50%, 4/11/13(2)	170,000	174,159
COMMUNICATIONS EQUIPMENT — 0.1%
			Citigroup, Inc.,
Cisco Systems, Inc.,			5.50%, 10/15/14(2)	30,000	30,002
4.95%, 2/15/19(2)	50,000	52,658
			Citigroup, Inc.,
COMPUTERS & PERIPHERALS — 0.2%			6.125%, 5/15/18(2)	70,000	69,039
Dell, Inc., 5.875%, 6/15/19	150,000	161,107	Citigroup, Inc.,
CONSUMER FINANCE — 1.3%			8.50%, 5/22/19(2)	40,000	45,229
American Express Co.,			Citigroup, Inc.,
7.25%, 5/20/14(2)	70,000	78,759	8.125%, 7/15/39(2)	50,000	56,138
Capital One Bank USA N.A.,			JPMorgan Chase & Co.,
8.80%, 7/15/19(2)	250,000	289,479	4.65%, 6/1/14(2)	110,000	114,896
Ford Motor Credit Co. LLC,			JPMorgan Chase & Co.,
7.50%, 8/1/12	70,000	67,265	6.00%, 1/15/18(2)	190,000	204,266
General Electric Capital					1,327,787
Corp., 5.90%, 5/13/14(2)	100,000	107,381
			DIVERSIFIED TELECOMMUNICATION
General Electric Capital			SERVICES — 3.0%
Corp., 5.625%, 9/15/17(2)	50,000	50,709
			Alltel Corp.,
General Electric Capital			7.875%, 7/1/32(2)	30,000	37,047
Corp., 6.00%, 8/7/19(2)	100,000	101,631
			AT&T, Inc., 6.25%, 3/15/11(2)	60,000	63,991
General Electric Capital			AT&T, Inc.,
Corp., 6.875%, 1/10/39(2)	40,000	42,028
			6.70%, 11/15/13(2)	60,000	68,052
John Deere Capital Corp.,			AT&T, Inc., 5.10%, 9/15/14(2)	30,000	32,388
4.50%, 4/3/13(2)	20,000	21,169
John Deere Capital Corp.,			AT&T, Inc.,
			6.80%, 5/15/36(2)	70,000	78,176
4.90%, 9/9/13(2)	50,000	53,532
		811,953	AT&T, Inc.,
			6.55%, 2/15/39(2)	110,000	120,368

23

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Cellco Partnership/Verizon			Exelon Generation Co. LLC,
Wireless Capital LLC,			5.20%, 10/1/19(2)	$ 60,000	$ 60,793
5.55%, 2/1/14(1)(2)	$ 70,000	$ 75,735	FirstEnergy Corp.,
Cellco Partnership/Verizon			6.45%, 11/15/11(2)	5,000	5,412
Wireless Capital LLC,			FirstEnergy Solutions Corp.,
8.50%, 11/15/18(1)(2)	110,000	137,615	6.05%, 8/15/21(1)(2)	80,000	82,872
CenturyTel, Inc.,			Florida Power Corp.,
7.60%, 9/15/39(2)	60,000	59,982	5.65%, 6/15/18(2)	30,000	33,070
Deutsche Telekom			Florida Power Corp.,
International Finance BV,			6.35%, 9/15/37(2)	20,000	23,561
6.75%, 8/20/18(2)	100,000	112,184
			Niagara Mohawk Power
Deutsche Telekom			Corp., 4.88%, 8/15/19(1)	40,000	40,817
International Finance BV,
8.75%, 6/15/30(2)	40,000	51,952	Pacificorp,
			6.00%, 1/15/39(2)	90,000	101,169
Embarq Corp.,
7.08%, 6/1/16(2)	50,000	54,412	Progress Energy, Inc.,
			6.05%, 3/15/14(2)	50,000	54,902
France Telecom SA,
4.375%, 7/8/14(2)	80,000	83,971	Southern California Edison
			Co., 5.625%, 2/1/36(2)	70,000	76,122
Koninklijke KPN NV,
8.375%, 10/1/30(2)	30,000	38,775			763,738
Qwest Corp.,			ELECTRICAL EQUIPMENT — 0.1%
7.875%, 9/1/11(2)	50,000	51,812	Roper Industries, Inc.,
			6.25%, 9/1/19(2)	50,000	51,999
Qwest Corp.,
7.50%, 10/1/14(2)	80,000	81,200	ELECTRONIC EQUIPMENT,
Sprint Capital Corp.,			INSTRUMENTS & COMPONENTS — 0.4%
7.625%, 1/30/11(2)	100,000	102,875	Corning, Inc.,
			6.625%, 5/15/19(2)	130,000	142,473
Sprint Capital Corp.,
6.90%, 5/1/19(2)	100,000	90,000	Jabil Circuit, Inc.,
			7.75%, 7/15/16(2)	100,000	102,000
Telecom Italia Capital SA,
6.175%, 6/18/14(2)	120,000	130,330			244,473
Telefonica Emisiones SAU,			ENERGY EQUIPMENT & SERVICES — 0.4%
5.98%, 6/20/11(2)	100,000	106,613	Pride International, Inc.,
Telefonica Emisiones SAU,			8.50%, 6/15/19(2)	120,000	132,600
5.88%, 7/15/19(2)	80,000	87,111	Weatherford International
Telefonica Emisiones SAU,			Ltd., 9.625%, 3/1/19(2)	120,000	150,466
7.05%, 6/20/36(2)	40,000	47,504			283,066
Verizon Communications,			FOOD & STAPLES RETAILING — 1.2%
Inc., 8.75%, 11/1/18(2)	110,000	137,680	CVS Caremark Corp.,
Verizon Communications,			6.60%, 3/15/19(2)	130,000	146,807
Inc., 6.40%, 2/15/38(2)	40,000	42,896	Delhaize Group SA,
		1,892,669	5.875%, 2/1/14(2)	80,000	86,273
ELECTRIC UTILITIES — 1.2%			Kroger Co. (The),
Carolina Power & Light Co.,			6.80%, 4/1/11(2)	57,000	61,068
5.30%, 1/15/19(2)	30,000	32,560	Kroger Co. (The),
Cleveland Electric			5.00%, 4/15/13(2)	70,000	73,926
Illuminating Co. (The),			Safeway, Inc.,
5.70%, 4/1/17(2)	60,000	63,247	5.80%, 8/15/12(2)	100,000	108,484
Duke Energy Carolinas LLC,			SYSCO Corp.,
7.00%, 11/15/18(2)	60,000	71,952	4.20%, 2/12/13(2)	50,000	52,080
Duke Energy Corp.,			Wal-Mart Stores, Inc.,
6.30%, 2/1/14(2)	60,000	66,453	3.00%, 2/3/14(2)	80,000	81,335
Duke Energy Corp.,			Wal-Mart Stores, Inc.,
3.95%, 9/15/14(2)	50,000	50,808	5.875%, 4/5/27(2)	95,000	102,938

24

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Wal-Mart Stores, Inc.,			HOTELS, RESTAURANTS & LEISURE — 0.5%
6.50%, 8/15/37(2)	$ 30,000	$ 35,135	McDonald’s Corp.,
Wal-Mart Stores, Inc.,			5.35%, 3/1/18(2)	$ 60,000	$ 65,575
6.20%, 4/15/38(2)	30,000	34,263	McDonald’s Corp.,
		782,309	6.30%, 10/15/37(2)	20,000	23,508
FOOD PRODUCTS — 0.9%			Yum! Brands, Inc.,
General Mills, Inc.,			8.875%, 4/15/11(2)	50,000	54,739
5.65%, 9/10/12(2)	60,000	65,542	Yum! Brands, Inc.,
General Mills, Inc.,			6.25%, 3/15/18(2)	70,000	75,540
5.25%, 8/15/13(2)	60,000	65,357	Yum! Brands, Inc.,
General Mills, Inc.,			5.30%, 9/15/19(2)	50,000	50,321
5.65%, 2/15/19(2)	50,000	54,251	Yum! Brands, Inc.,
Kellogg Co.,			6.875%, 11/15/37(2)	25,000	27,787
4.45%, 5/30/16(2)	70,000	73,345			297,470
Kraft Foods, Inc.,			HOUSEHOLD DURABLES — 0.1%
6.00%, 2/11/13(2)	40,000	42,950	Toll Brothers Finance Corp.,
Kraft Foods, Inc.,			6.75%, 11/1/19(2)	60,000	59,924
6.75%, 2/19/14(2)	10,000	11,171	HOUSEHOLD PRODUCTS — 0.1%
Kraft Foods, Inc.,			Kimberly-Clark Corp.,
6.125%, 2/1/18(2)	60,000	63,685	6.125%, 8/1/17(2)	20,000	22,814
Ralcorp Holdings, Inc.,			Kimberly-Clark Corp.,
6.625%, 8/15/39(1)(2)	60,000	63,401	7.50%, 11/1/18(2)	40,000	49,888
Smithfield Foods, Inc.,					72,702
10.00%, 7/15/14(1)(2)	150,000	158,250
			INDUSTRIAL CONGLOMERATES — 0.7%
		597,952	General Electric Co.,
HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%			5.00%, 2/1/13(2)	250,000	264,008
Baxter International, Inc.,			General Electric Co.,
4.00%, 3/1/14(2)	50,000	52,185	5.25%, 12/6/17(2)	70,000	71,956
Baxter International, Inc.,			Hutchison Whampoa
5.90%, 9/1/16(2)	50,000	56,294	International 09/16 Ltd.,
Baxter International, Inc.,			4.625%, 9/11/15(1)(2)	100,000	99,536
5.375%, 6/1/18(2)	30,000	32,568			435,500
Baxter International, Inc.,			INSURANCE — 0.9%
6.25%, 12/1/37(2)	20,000	23,332
			Allstate Corp. (The),
St. Jude Medical, Inc.,			7.45%, 5/16/19	70,000	83,581
4.875%, 7/15/19(2)	60,000	61,929
			Berkshire Hathaway Finance
		226,308	Corp., 5.00%, 8/15/13(2)	30,000	32,624
HEALTH CARE PROVIDERS & SERVICES — 0.6%			International Lease Finance
Express Scripts, Inc.,			Corp., 5.30%, 5/1/12(2)	50,000	42,050
5.25%, 6/15/12(2)	50,000	53,116	MetLife Global Funding I,
Express Scripts, Inc.,			5.125%, 4/10/13(1)(2)	70,000	72,659
7.25%, 6/15/19(2)	50,000	58,828	MetLife, Inc.,
HCA, Inc., 7.875%,			6.75%, 6/1/16(2)	100,000	111,793
2/15/20(1)(2)	70,000	70,437	New York Life Global
Medco Health Solutions,			Funding, 4.65%, 5/9/13(1)(2)	50,000	52,698
Inc., 6.125%, 3/15/13(2)	150,000	162,587	Prudential Financial, Inc.,
Medco Health Solutions,			7.375%, 6/15/19(2)	70,000	78,259
Inc., 7.25%, 8/15/13(2)	50,000	56,016	Travelers Cos., Inc. (The),
		400,984	5.90%, 6/2/19(2)	80,000	89,811
					563,475

25

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
IT SERVICES — 0.2%			Time Warner, Inc.,
International Business			7.625%, 4/15/31(2)	$ 30,000	$ 33,723
Machines Corp.,			Time Warner, Inc.,
5.70%, 9/14/17(2)	$ 100,000	$ 110,389	7.70%, 5/1/32(2)	60,000	68,055
LEISURE EQUIPMENT & PRODUCTS — 0.2%			Viacom, Inc.,
Hasbro, Inc.,			6.25%, 4/30/16(2)	140,000	151,235
6.125%, 5/15/14(2)	100,000	108,928	Viacom, Inc.,
MACHINERY — 0.2%			5.625%, 9/15/19(2)	50,000	50,932
Caterpillar Financial			Virgin Media Finance plc,
Services Corp.,			9.50%, 8/15/16(2)	100,000	105,750
4.85%, 12/7/12(2)	20,000	21,253			1,933,302
Caterpillar Financial			METALS & MINING — 1.5%
Services Corp.,			AK Steel Corp.,
5.45%, 4/15/18(2)	70,000	72,836	7.75%, 6/15/12(2)	50,000	50,438
SPX Corp., 7.625%,			Anglo American Capital plc,
12/15/14(2)	50,000	50,625	9.375%, 4/8/19(1)(2)	100,000	121,701
		144,714	ArcelorMittal,
MEDIA — 3.0%			6.125%, 6/1/18(2)	80,000	78,964
British Sky Broadcasting			Barrick Gold Corp.,
Group plc, 9.50%,			6.95%, 4/1/19	50,000	58,658
11/15/18(1)(2)	90,000	115,370	BHP Billiton Finance USA
Comcast Corp.,			Ltd., 6.50%, 4/1/19(2)	40,000	46,492
5.90%, 3/15/16(2)	100,000	107,638	Freeport-McMoRan Copper
Comcast Corp.,			& Gold, Inc., 8.25%,
6.40%, 5/15/38(2)	30,000	31,748	4/1/15(2)	50,000	53,246
Comcast Corp.,			Newmont Mining Corp.,
6.55%, 7/1/39(2)	70,000	75,078	5.125%, 10/1/19(2)	100,000	100,149
DirecTV Holdings LLC /			Rio Tinto Finance USA Ltd.,
DirecTV Financing Co., Inc.,			5.875%, 7/15/13(2)	80,000	86,282
4.75%, 10/1/14(1)(2)	100,000	100,250	Rio Tinto Finance USA Ltd.,
Gannett Co., Inc.,			9.00%, 5/1/19(2)	50,000	61,499
8.75%, 11/15/14(1)(3)	200,000	196,500	Teck Resources Ltd.,
Interpublic Group			10.75%, 5/15/19(2)	200,000	233,500
of Cos., Inc. (The),			Vale Overseas Ltd.,
10.00%, 7/15/17(1)(2)	150,000	162,750	5.625%, 9/15/19(2)	50,000	51,124
News America, Inc.,					942,053
6.90%, 8/15/39(1)(2)	70,000	74,765
			MULTILINE RETAIL(4)
Omnicom Group, Inc.,
6.25%, 7/15/19(2)	60,000	64,845	Macy’s Retail Holdings, Inc.,
			5.35%, 3/15/12(2)	20,000	19,570
Pearson Dollar Finance Two
plc, 6.25%, 5/6/18(1)(2)	100,000	105,843	MULTI-UTILITIES — 1.1%
Rogers Cable, Inc.,			CenterPoint Energy
6.25%, 6/15/13(2)	70,000	75,754	Resources Corp.,
			6.125%, 11/1/17(2)	20,000	21,031
Time Warner Cable, Inc.,
5.40%, 7/2/12(2)	100,000	106,937	CenterPoint Energy
			Resources Corp.,
Time Warner Cable, Inc.,			6.25%, 2/1/37(2)	40,000	38,616
6.75%, 7/1/18(2)	130,000	143,897
			Dominion Resources, Inc.,
Time Warner, Inc.,			6.40%, 6/15/18(2)	60,000	67,297
5.50%, 11/15/11(2)	80,000	85,118
			Georgia Power Co.,
Time Warner, Inc.,			6.00%, 11/1/13(2)	60,000	67,241
6.875%, 5/1/12(2)	70,000	77,114
			NSTAR Electric Co.,
			5.625%, 11/15/17(2)	60,000	65,694

26

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Pacific Gas & Electric Co.,			Kinder Morgan Energy
4.20%, 3/1/11(2)	$ 50,000	$ 51,782	Partners LP, 6.50%,
Pacific Gas & Electric Co.,			9/1/39(2)	$ 50,000	$ 51,032
5.80%, 3/1/37(2)	20,000	21,735	Kinder Morgan Finance Co.
Pacific Gas & Electric Co.,			ULC, 5.35%, 1/5/11(2)	50,000	50,500
6.35%, 2/15/38(2)	20,000	23,384	Magellan Midstream
PG&E Corp.,			Partners LP, 6.55%,
5.75%, 4/1/14(2)	90,000	98,384	7/15/19(2)	70,000	77,928
Public Service Co. of			Marathon Oil Corp.,
Colorado, 5.80%, 8/1/18(2)	30,000	33,553	7.50%, 2/15/19(2)	50,000	57,771
Sempra Energy,			Nexen, Inc.,
8.90%, 11/15/13(2)	100,000	116,993	5.65%, 5/15/17(2)	50,000	50,058
Sempra Energy,			Nexen, Inc.,
6.50%, 6/1/16(2)	30,000	33,216	6.20%, 7/30/19(2)	60,000	62,363
Sempra Energy,			Nexen, Inc.,
9.80%, 2/15/19(2)	30,000	38,495	6.40%, 5/15/37(2)	70,000	68,382
		677,421	Plains All American Pipeline
			LP, 8.75%, 5/1/19(2)	140,000	168,341
OIL, GAS & CONSUMABLE FUELS — 3.8%
			Sabine Pass LNG LP,
Anadarko Petroleum Corp.,			7.25%, 11/30/13(2)	100,000	89,750
5.95%, 9/15/16(2)	100,000	106,165
			Shell International Finance
Anadarko Petroleum Corp.,			BV, 4.30%, 9/22/19(2)	100,000	100,725
6.95%, 6/15/19(2)	50,000	55,844
			Shell International Finance
Anadarko Petroleum Corp.,			BV, 6.375%, 12/15/38(2)	30,000	35,763
6.45%, 9/15/36(2)	90,000	93,225
			Talisman Energy, Inc.,
Cenovus Energy, Inc.,			7.75%, 6/1/19(2)	70,000	82,475
4.50%, 9/15/14(1)(2)	50,000	51,156
			Williams Cos., Inc. (The),
ConocoPhillips,			8.75%, 1/15/20(2)	60,000	69,119
6.50%, 2/1/39(2)	80,000	92,545
			XTO Energy, Inc.,
El Paso Corp.,			5.90%, 8/1/12(2)	90,000	97,279
7.75%, 6/15/10(2)	50,000	50,450
			XTO Energy, Inc.,
El Paso Corp.,			6.50%, 12/15/18(2)	150,000	165,885
7.875%, 6/15/12(2)	150,000	155,196
El Paso Corp.,					2,406,781
6.875%, 6/15/14(2)	50,000	49,266	PAPER & FOREST PRODUCTS — 0.3%
Enbridge Energy Partners			International Paper Co.,
LP, 6.50%, 4/15/18(2)	50,000	53,966	9.375%, 5/15/19(2)	140,000	164,195
Enterprise Products			International Paper Co.,
Operating LLC,			7.50%, 8/15/21(2)	60,000	63,700
6.30%, 9/15/17(2)	140,000	151,032			227,895
EOG Resources, Inc.,			PHARMACEUTICALS — 1.7%
5.625%, 6/1/19(2)	60,000	65,827	Abbott Laboratories,
Forest Oil Corp.,			5.875%, 5/15/16(2)	65,000	72,573
8.50%, 2/15/14(1)(2)	50,000	50,625	Abbott Laboratories,
Kerr-McGee Corp.,			5.60%, 11/30/17(2)	30,000	33,123
6.95%, 7/1/24(2)	70,000	75,121	Abbott Laboratories,
Kinder Morgan Energy			6.00%, 4/1/39(2)	40,000	45,627
Partners LP, 5.95%,			AstraZeneca plc,
2/15/18(2)	50,000	52,392	5.40%, 9/15/12(2)	100,000	109,692
Kinder Morgan Energy			AstraZeneca plc,
Partners LP, 6.85%,			5.90%, 9/15/17(2)	40,000	44,839
2/15/20(2)	70,000	76,600
			GlaxoSmithKline Capital,
			Inc., 4.85%, 5/15/13(2)	70,000	75,291

27

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
GlaxoSmithKline Capital,			Home Depot, Inc. (The),
Inc., 6.375%, 5/15/38(2)	$ 40,000	$ 47,324	5.875%, 12/16/36(2)	$ 40,000	$ 38,938
Merck & Co., Inc.,			Staples, Inc.,
5.85%, 6/30/39(2)	50,000	56,331	9.75%, 1/15/14(2)	120,000	144,330
Pfizer, Inc.,					622,079
6.20%, 3/15/19(2)	190,000	214,546	TOBACCO — 0.3%
Pfizer, Inc.,			Altria Group, Inc.,
7.20%, 3/15/39(2)	60,000	75,779	9.25%, 8/6/19(2)	150,000	183,605
Roche Holdings, Inc.,			WIRELESS TELECOMMUNICATION SERVICES — 0.6%
5.00%, 3/1/14(1)(2)	50,000	54,129
			American Tower Corp.,
Roche Holdings, Inc.,			7.25%, 5/15/19(1)(2)	200,000	206,500
6.00%, 3/1/19(1)(2)	80,000	89,213
			Rogers Communications,
Watson Pharmaceuticals,			Inc., 6.80%, 8/15/18(2)	50,000	56,223
Inc., 5.00%, 8/15/14(2)	90,000	92,396
			Vodafone Group plc,
Watson Pharmaceuticals,			5.00%, 12/16/13(2)	40,000	42,708
Inc., 6.125%, 8/15/19(2)	40,000	42,146
			Vodafone Group plc,
Wyeth, 5.95%, 4/1/37(2)	30,000	33,154	5.45%, 6/10/19(2)	50,000	52,174
		1,086,163			357,605
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%			TOTAL CORPORATE BONDS
ProLogis, 7.625%, 8/15/14(2)	30,000	30,702	(Cost $21,323,005)		23,111,120

ProLogis, 5.625%,			U.S. Government Agency
11/15/16(2)	90,000	80,909
			Mortgage-Backed Securities(5) — 29.9%
Simon Property Group LP,
6.75%, 5/15/14(2)	110,000	118,137	FHLMC, 5.00%, 10/1/10(2)	523,081	538,736
Simon Property Group LP,			FHLMC, 4.50%, 6/1/21(2)	293,699	307,498
5.75%, 12/1/15(2)	50,000	51,216	FHLMC, 5.50%, 1/1/38(2)	216,436	227,066
		280,964	FHLMC, 5.50%, 4/1/38(2)	1,236,911	1,296,695
ROAD & RAIL — 0.5%			FHLMC, 6.50%, 7/1/47(2)	16,037	17,035
CSX Corp., 7.375%, 2/1/19(2)	100,000	117,883	FNMA, 6.00%,
Norfolk Southern Corp.,			settlement date 10/15/09(6)	1,700,000	1,793,235
5.75%, 4/1/18(2)	100,000	108,959	FNMA, 6.50%,
Norfolk Southern Corp.,			settlement date 10/15/09(6)	657,000	701,861
5.90%, 6/15/19(2)	30,000	33,415
			FNMA, 5.00%, 7/1/20(2)	569,635	602,434
Union Pacific Corp.,			FNMA, 4.50%, 10/1/33	2,335,813	2,382,286
5.75%, 11/15/17(2)	60,000	64,425
			FNMA, 5.00%, 11/1/33(2)	361,906	375,775
		324,682
			FNMA, 5.00%, 8/1/34(2)	710,622	737,875
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT — 0.1%			FNMA, 5.50%, 8/1/34	1,486,244	1,562,026
Analog Devices, Inc.,			FNMA, 5.00%, 8/1/35(2)	394,655	409,163
5.00%, 7/1/14(2)	50,000	52,610	FNMA, 4.50%, 9/1/35(2)	407,179	414,516
SOFTWARE — 0.3%			FNMA, 5.50%, 7/1/36(2)	498,651	523,064
Intuit, Inc.,			FNMA, 5.50%, 12/1/36(2)	825,285	865,690
5.75%, 3/15/17(2)	100,000	104,768
			FNMA, 6.50%, 8/1/37(2)	296,137	315,768
Oracle Corp.,
6.125%, 7/8/39(2)	80,000	90,407	FNMA, 6.00%, 11/1/37	1,156,573	1,222,606
		195,175	FNMA, 5.00%, 3/1/38	1,989,088	2,058,055
SPECIALTY RETAIL — 1.0%			FNMA, 6.50%, 6/1/47(2)	11,908	12,671
GSC Holdings Corp.,			FNMA, 6.50%, 8/1/47(2)	31,930	33,976
8.00%, 10/1/12(2)	175,000	181,562	FNMA, 6.50%, 8/1/47(2)	40,045	42,612
Home Depot, Inc. (The),			FNMA, 6.50%, 9/1/47(2)	4,805	5,113
4.625%, 8/15/10(2)	250,000	257,249

28

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 6.50%, 9/1/47(2)	$ 34,800	$ 37,031	Collateralized Mortgage
FNMA, 6.50%, 9/1/47(2)	38,891	41,384
			Obligations(5) — 4.0%
FNMA, 6.50%, 9/1/47(2)	115,478	122,880
			PRIVATE SPONSOR COLLATERALIZED
GNMA, 6.00%, 9/20/38(2)	680,234	721,230	MORTGAGE OBLIGATIONS — 2.4%
GNMA, 5.50%, 12/20/38	1,648,559	1,735,574	Banc of America Alternative
TOTAL U.S. GOVERNMENT AGENCY			Loan Trust, Series
MORTGAGE-BACKED SECURITIES			2007-2, Class 2A4,
(Cost $18,581,449)		19,103,855	5.75%, 6/25/37(2)	$ 134,060	$ 111,408
			Chase Mortgage Finance
U.S. Treasury Securities — 12.1%			Corp., Series 2005 A1,
U.S. Treasury Bonds,			Class 2A2 SEQ, VRN,
5.25%, 2/15/29(2)	500,000	580,781	5.24%, 10/1/09(2)	153,848	134,495
U.S. Treasury Bonds,			Countrywide Home Loan
3.50%, 2/15/39(2)	300,000	271,969	Mortgage Pass-Through
U.S. Treasury Bonds,			Trust, Series 2003-37, Class
4.25%, 5/15/39(2)	200,000	207,031	2A2, VRN, 3.68%, 10/1/09(2)	359,806	175,297
U.S. Treasury Notes,			Countrywide Home Loan
1.00%, 8/31/11(2)	250,000	250,567	Mortgage Pass-Through
			Trust, Series 2005-17, Class
U.S. Treasury Notes,			1A11, 5.50%, 9/25/35(2)	210,070	194,123
1.875%, 6/15/12(2)	2,500,000	2,540,430
			Countrywide Home Loan
U.S. Treasury Notes,			Mortgage Pass-Through
4.25%, 9/30/12(2)	280,000	303,516
			Trust, Series 2007-16, Class
U.S. Treasury Notes,			A1, 6.50%, 10/25/37(2)	146,052	119,772
2.375%, 8/31/14(2)	3,370,000	3,384,481
			Credit Suisse First Boston
U.S. Treasury Notes,			Mortgage Securities Corp.,
4.75%, 8/15/17(2)	185,000	206,261	Series 2003 AR28, Class
TOTAL U.S. TREASURY SECURITIES			2A1, VRN, 4.40%, 10/1/09(2)	137,508	128,205
(Cost $7,633,219)		7,745,036	J.P. Morgan Mortgage Trust,

U.S. Government Agency			Series 2004 A2, Class 1A1,
			VRN, 4.20%, 10/1/09(2)	138,312	127,157
Securities and Equivalents — 5.4%			J.P. Morgan Mortgage Trust,
FIXED-RATE U.S. GOVERNMENT			Series 2005 A4, Class 2A1,
AGENCY SECURITIES — 3.7%			VRN, 5.06%, 10/1/09(2)	144,097	121,938
FHLMC, 5.00%, 1/30/14(2)	800,000	878,751	J.P. Morgan Mortgage Trust,
FNMA, 4.375%, 7/17/13(2)	239,000	259,276	Series 2005 A8, Class 6A2,
			VRN, 5.12%, 10/1/09(2)	204,015	183,650
FNMA, 2.75%, 3/13/14(2)	875,000	889,809
			J.P. Morgan Mortgage Trust,
FNMA, 5.00%, 2/13/17(2)	295,000	326,842	Series 2006 A3, Class 2A1
		2,354,678	SEQ, VRN, 5.59%, 10/1/09	67,546	60,006
GOVERNMENT-BACKED CORPORATE BONDS(7) — 1.7%			Wells Fargo Mortgage
			Backed Securities Trust,
Bank of America Corp.,			Series 2006-AR10, Class 5A5
3.125%, 6/15/12(2)	400,000	416,345
			SEQ, VRN, 5.59%, 10/1/09(2)	200,000	137,787
General Electric Capital			Wells Fargo Mortgage
Corp., 2.20%, 6/8/12(2)	400,000	406,486
			Backed Securities Trust,
Morgan Stanley,			Series 2006-AR15, Class A1,
2.00%, 9/22/11(2)	250,000	254,219	VRN, 5.66%, 10/1/09	86,283	67,047
		1,077,050			1,560,885
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES AND EQUIVALENTS
(Cost $3,304,604)		3,431,728

29

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
U.S. GOVERNMENT AGENCY			LB-UBS Commercial
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%			Mortgage Trust, Series
FHLMC, Series 2522, Class			2005 C3, Class A3 SEQ,
XA SEQ, 5.00%, 8/15/16(2)	$ 121,036	$ 122,863	4.65%, 7/15/30(2)	$ 680,000	$ 681,652
FHLMC, Series 3203, Class			Lehman Brothers
VN SEQ, 5.00%, 6/15/22(2)	200,000	212,078	Commercial Conduit
			Mortgage Trust, Series
FNMA, Series 2003-10,			1999 C1, Class B,
Class HW SEQ,			6.93%, 6/15/31(2)	68,429	68,373
5.00%, 11/25/16(2)	275,003	282,601
			Morgan Stanley Capital I,
FNMA, Series 2003-52,			Series 2004 HQ3, Class
Class KF SEQ, VRN, 0.65%,			A2 SEQ, 4.05%, 1/13/41(2)	279,139	281,711
10/25/09, resets monthly
off the 1-month LIBOR			TOTAL COMMERCIAL
plus 0.40% with a cap			MORTGAGE-BACKED SECURITIES
of 7.50%(2)	65,699	65,047	(Cost $2,325,907)		2,394,125

FNMA, Series 2003-54,			Municipal Securities — 1.9%
Class TC, 4.50%, 5/25/15(2)	80,077	81,171
			California Educational
FNMA, Series 2005-47, Class			Facilities Auth. Rev.,
AN SEQ, 5.00%, 12/25/16(2)	224,754	231,486	Series 2007 T1,
		995,246	(Stanford University),
TOTAL COLLATERALIZED			5.00%, 3/15/39(2)	170,000	202,914
MORTGAGE OBLIGATIONS			California GO, (Building
(Cost $2,672,537)		2,556,131	Bonds), 7.55%, 4/1/39(2)	100,000	111,991

Commercial Mortgage-Backed			Illinois GO, (Taxable
			Pension), 5.10%, 6/1/33(2)	150,000	141,286
Securities(5) — 3.7%			Metropolitan Water
Banc of America			Reclamation District
Commercial Mortgage, Inc.,			of Greater Chicago GO,
Series 2002 PB2, Class A3			(Building Bonds),
SEQ, 6.09%, 6/11/35(2)	29,797	30,299	5.72%, 12/1/38(2)	50,000	55,162
Banc of America			Missouri Highways &
Commercial Mortgage, Inc.,			Transportation Commission
Series 2004-1, Class A3			Rev., (Building Bonds),
SEQ, 4.43%, 11/10/39(2)	330,000	329,193	5.45%, 5/1/33(2)	50,000	51,998
Chase Commercial			New Jersey State Turnpike
Mortgage Securities Corp.,			Auth. Rev., Series 2009 F,
Series 2000-2, Class C, VRN,			(Building Bonds), 7.41%,
7.93%, 10/1/09(2)	525,000	536,768	1/1/40(2)	120,000	149,070
Greenwich Capital			New York State Dormitory
Commercial Funding Corp.,			Auth. Rev., (Building Bonds),
Series 2006 FL4A, Class A1,			5.63%, 3/15/39(2)	60,000	63,520
VRN, 0.34%, 10/5/09, resets			San Antonio Electric & Gas
monthly off the 1-month			Rev., (Building Bonds),
LIBOR plus 0.09% with			5.99%, 2/1/39(2)	50,000	56,328
no caps(1)(2)	74,962	62,351
			Texas GO, (Building Bonds),
Heller Financial Commercial			5.52%, 4/1/39(2)	120,000	127,782
Mortgage Asset, Series
2000 PH1, Class D, VRN,			University of California Rev.,
8.36%, 10/1/09	100,000	100,769	(Building Bonds), 5.77%,
			5/15/43(2)	80,000	86,438
LB-UBS Commercial
Mortgage Trust, Series			Utah GO, Series 2009 D,
2005 C2, Class A2 SEQ,			(Building Bonds), 4.55%,
			7/1/24(2)	140,000	145,260
4.82%, 4/15/30(2)	299,857	303,009
			TOTAL MUNICIPAL SECURITIES
			(Cost $1,086,427)		1,191,749

30

Core Plus

	Principal			Value
	Amount	Value	Temporary Cash Investments — 8.4%
Sovereign Governments			Repurchase Agreement, Bank of America
& Agencies — 1.7%			Securities, LLC, (collateralized by various
Brazilian Government			U.S. Treasury obligations, 0.27%, 7/15/10,
International Bond,			valued at $2,247,251), in a joint trading
5.875%, 1/15/19(2)	$ 200,000	$ 216,000	account at 0.02%, dated 9/30/09, due
			10/1/09 (Delivery value $2,203,001)(2)	$ 2,203,000
German Federal Republic,
3.50%, 7/4/19	EUR 400,000	599,007	Repurchase Agreement, Deutsche Bank
			Securities, Inc., (collateralized by various
Poland Government			U.S. Treasury obligations, 3.375%, 6/30/13,
International Bond,			valued at $3,244,626), in a joint trading
6.375%, 7/15/19(2)	$ 50,000	56,438	account at 0.03%, dated 9/30/09, due
Province of Ontario Canada,			10/1/09 (Delivery value $3,181,003)(2)	3,181,000
5.45%, 4/27/16(2)	50,000	55,953	TOTAL TEMPORARY
United Mexican States,			CASH INVESTMENTS
5.95%, 3/19/19(2)	170,000	179,350	(Cost $5,384,000)	5,384,000
TOTAL SOVEREIGN			TOTAL INVESTMENT
GOVERNMENTS & AGENCIES			SECURITIES — 103.8%
(Cost $1,071,323)		1,106,748	(Cost $63,676,850)	66,320,880

Asset-Backed Securities(5) — 0.5%			OTHER ASSETS
			AND LIABILITIES — (3.8)%	(2,430,139)
CNH Equipment Trust, Series
2007 C, Class A3A SEQ,			TOTAL NET ASSETS — 100.0%	$ 63,890,741
5.21%, 12/15/11(2)	234,753	236,868
SLM Student Loan Trust,
Series 2007-8, Class A1,
VRN, 0.73%, 10/26/09,
resets quarterly off the
3-month LIBOR plus 0.23%
with no caps(2)	59,515	59,520
TOTAL ASSET-BACKED SECURITIES
(Cost $294,379)		296,388

31

Core Plus

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
411,507 EUR for USD	10/30/09	$602,179	$2,718

(Value on Settlement Date $604,897)

Swap Agreements
Notional Amount Description of Agreement		Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$250,000 Pay quarterly a fixed rate equal to 0.12%		—	$6,072
multiplied by the notional amount and receive
from Barclays Bank plc upon each default event
of Pfizer, Inc., par value of the proportional
notional amount of Pfizer, Inc., 4.65%, 3/1/18.
Expires March 2017.
CREDIT DEFAULT — SELL PROTECTION
609,000 Receive quarterly a fixed rate equal to 5.00%		$(108,909)	(31,001)
multiplied by the notional amount and pay
Barclays Bank plc upon each default event of
one of the issues of CDX North America High
Yield 11 Index, par value of the proportional
notional amount. Expires December 2013.*
		$(108,909)	$(24,929)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments
CDX = Credit Derivative Indexes	(1) Security was purchased under Rule 144A of the Securities Act of
Equivalent = Security whose principal payments are backed by the full		1933 or is a private placement and, unless registered under the
faith and credit of the United States		Act or exempted from registration, may only be sold to qualified
		institutional investors. The aggregate value of these securities at
EUR = Euro		the period end was $2,733,436, which represented 4.3% of total
FHLMC = Federal Home Loan Mortgage Corporation		net assets.
FNMA = Federal National Mortgage Association	(2)	Security, or a portion thereof, has been segregated for forward
GNMA = Government National Mortgage Association		commitments, when-issued securities, and/or swap agreements.
GO = General Obligation		At the period end, the aggregate value of securities pledged
		was $3,357,000.
LB-UBS = Lehman Brothers, Inc. — UBS AG	(3)	When-issued security.
LIBOR = London Interbank Offered Rate	(4)	Industry is less than 0.05% of total net assets.
resets = The frequency with which a security’s coupon changes,
based on current market conditions or an underlying index. The more	(5)	Final maturity indicated, unless otherwise noted.
frequently a security resets, the less risk the investor is taking that the	(6)	Forward commitment.
coupon will vary significantly from current market rates.	(7)	The debt is guaranteed under the Federal Deposit Insurance
SEQ = Sequential Payer		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
USD = United States Dollar		is backed by the full faith and credit of the United States. The
		expiration date of the FDIC’s guarantee is the earlier of the maturity
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown		date of the debt or June 30, 2012.
is effective at the period end.

	See Notes to Financial Statements.

32

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
	Short Duration	Core Plus
Assets
Investment securities, at value (cost of $129,751,118 and $63,676,850, respectively)	$132,153,858	$66,320,880
Cash	—	303
Receivable for investments sold	—	59,975
Receivable for capital shares sold	6,084,362	76,110
Receivable for forward foreign currency exchange contracts	—	2,718
Receivable for swap agreements, at value	—	6,072
Interest receivable	902,264	533,838
	139,140,484	66,999,896

Liabilities
Payable for investments purchased	504,533	2,958,060
Payable for capital shares redeemed	266,754	44,855
Payable for variation margin on futures contracts	1,719	—
Payable for swap agreements, at value (including premiums
paid (received) of $(46,675) and $(108,909), respectively)	13,286	31,001
Accrued management fees	63,236	33,746
Distribution fees payable	10,219	6,298
Service fees (and distribution fees — A Class and R Class) payable	18,829	9,812
Dividends payable	29,268	25,383
	907,844	3,109,155

Net Assets	$138,232,640	$63,890,741

See Notes to Financial Statements.

33

SEPTEMBER 30, 2009 (UNAUDITED)
	Short Duration	Core Plus
Net Assets Consist of:
Capital paid in	$135,005,857	$60,861,033
Accumulated net investment loss	(22,415)	(60,642)
Undistributed net realized gain on investment and foreign currency transactions	826,708	359,631
Net unrealized appreciation on investments and translation of assets and liabilities in
foreign currencies	2,422,490	2,730,719
	$138,232,640	$63,890,741

Investor Class
Net assets	$41,840,875	$12,447,628
Shares outstanding	3,996,915	1,177,041
Net asset value per share	$10.47	$10.58

Institutional Class
Net assets	$431,966	$4,144,034
Shares outstanding	41,254	391,879
Net asset value per share	$10.47	$10.57

A Class
Net assets	$77,745,941	$36,256,553
Shares outstanding	7,426,947	3,428,535
Net asset value per share	$10.47	$10.57
Maximum offering price (net asset value divided by 0.9775 and 0.9550)	$10.71	$11.07

B Class
Net assets	$1,226,084	$1,253,611
Shares outstanding	117,167	118,566
Net asset value per share	$10.46	$10.57

C Class
Net assets	$16,724,247	$8,896,819
Shares outstanding	1,597,204	841,410
Net asset value per share	$10.47	$10.57

R Class
Net assets	$263,527	$892,096
Shares outstanding	25,161	84,363
Net asset value per share	$10.47	$10.57

See Notes to Financial Statements.
34

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
	Short Duration	Core Plus
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $909 and $646, respectively)	$1,586,864	$1,342,520
Securities lending, net	—	345
	1,586,864	1,342,865

Expenses:
Management fees	326,453	190,912
Distribution fees:
B Class	4,167	7,514
C Class	47,075	35,490
Service fees:
B Class	1,389	2,505
C Class	15,692	11,830
Distribution and service fees:
A Class	84,823	38,544
R Class	306	4,478
Trustees’ fees and expenses	2,226	1,281
	482,131	292,554

Net investment income (loss)	1,104,733	1,050,311

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	582,241	368,959
Futures contract transactions	10,245	—
Swap agreement transactions	(7,692)	(18,368)
Foreign currency transactions	—	(1,852)
	584,794	348,739

Change in net unrealized appreciation (depreciation) on:
Investments	1,602,642	2,488,575
Futures contracts	(30,715)	—
Swap agreements	59,537	128,349
Translation of assets and liabilities in foreign currencies	—	2,709
	1,631,464	2,619,633

Net realized and unrealized gain (loss)	2,216,258	2,968,372

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,320,991	$4,018,683

See Notes to Financial Statements.

35

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
	Short Duration		Core Plus
Increase (Decrease) in Net Assets	September 30, 2009	March 31, 2009	September 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 1,104,733	$ 1,023,274	$ 1,050,311	$ 1,460,384
Net realized gain (loss)	584,794	526,126	348,739	447,647
Change in net unrealized
appreciation (depreciation)	1,631,464	594,282	2,619,633	(467,232)
Net increase (decrease) in net assets
resulting from operations	3,320,991	2,143,682	4,018,683	1,440,799

Distributions to Shareholders
From net investment income:
Investor Class	(297,269)	(168,424)	(208,147)	(279,064)
Institutional Class	(3,062)	(55,269)	(104,975)	(237,396)
A Class	(729,929)	(660,413)	(589,855)	(543,025)
B Class	(7,818)	(35,652)	(30,876)	(178,125)
C Class	(87,589)	(100,762)	(146,060)	(275,807)
R Class	(1,139)	(38,716)	(32,194)	(196,575)
From net realized gains:
Investor Class	—	(56,328)	—	(93,148)
Institutional Class	—	(13,655)	—	(103,040)
A Class	—	(280,380)	—	(334,673)
B Class	—	(4,225)	—	(102,725)
C Class	—	(35,803)	—	(166,954)
R Class	—	(6,032)	—	(101,624)
Decrease in net assets from
distributions	(1,126,806)	(1,455,659)	(1,112,107)	(2,612,156)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	49,378,751	70,652,446	8,060,926	21,928,202

Net increase (decrease) in
net assets	51,572,936	71,340,469	10,967,502	20,756,845

Net Assets
Beginning of period	86,659,704	15,319,235	52,923,239	32,166,394
End of period	$138,232,640	$86,659,704	$63,890,741	$52,923,239

Accumulated undistributed net
investment income (loss)	$(22,415)	$(342)	$(60,642)	$1,154

See Notes to Financial Statements.

36

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short Duration Fund (Short Duration) and Core Plus Fund (Core Plus) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek to maximize total return by investing in non-money market debt securities. As a secondary objective, the funds seek a high level of income. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

37

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

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Distributions to Shareholders — Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% for Short Duration and from 0.3425% to 0.4600% for Core Plus. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range.

The effective annual management fee for each class of each fund for the six months ended September 30, 2009, was as follows:

	Investor, A, B, C & R	Institutional
Short Duration	0.61%	0.41%
Core Plus	0.66%	0.46%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2009, are detailed in the Statement of Operations.

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Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 11% of the shares outstanding of Core Plus.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended September 30, 2009, were as follows:

	Short Duration	Core Plus
Purchases
U.S. Treasury & Government
Agency Obligations	$64,023,880	$38,309,774
Investment securities other than U.S.
Treasury & Government Agency Obligations	$39,375,146	$15,268,772
Sales
U.S. Treasury & Government
Agency Obligations	$44,088,956	$37,497,158
Investment securities other than U.S.
Treasury & Government Agency Obligations	$12,535,823	$9,035,400

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4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

Short Duration
Investor Class
Sold	3,668,294	$ 38,064,782	1,500,400	$ 15,250,841
Issued in reinvestment of distributions	23,251	241,716	19,908	202,173
Redeemed	(1,067,165)	(11,075,880)	(371,980)	(3,771,344)
	2,624,380	27,230,618	1,148,328	11,681,670
Institutional Class
Sold	37,510	388,899	1,470	15,065
Issued in reinvestment of distributions	294	3,062	6,811	68,924
Redeemed	(4,778)	(50,000)	(177,192)	(1,806,720)
	33,026	341,961	(168,911)	(1,722,731)
A Class
Sold	4,361,490	45,197,744	7,522,032	76,450,287
Issued in reinvestment of distributions	63,948	664,143	87,268	885,752
Redeemed	(2,974,825)	(30,812,688)	(2,077,141)	(21,158,220)
	1,450,613	15,049,199	5,532,159	56,177,819
B Class
Sold	37,742	392,065	105,171	1,069,281
Issued in reinvestment of distributions	343	3,567	3,524	35,716
Redeemed	(25,749)	(266,848)	(182,558)	(1,859,604)
	12,336	128,784	(73,863)	(754,607)
C Class
Sold	855,580	8,885,045	971,460	9,891,590
Issued in reinvestment of distributions	5,234	54,389	10,097	102,405
Redeemed	(242,141)	(2,511,540)	(295,939)	(3,002,621)
	618,673	6,427,894	685,618	6,991,374
R Class
Sold	19,704	205,329	2,781	28,539
Issued in reinvestment of distributions	110	1,139	4,422	44,748
Redeemed	(593)	(6,173)	(176,764)	(1,794,366)
	19,221	200,295	(169,561)	(1,721,079)
Net increase (decrease)	4,758,249	$ 49,378,751	6,953,770	$ 70,652,446

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	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

Core Plus
Investor Class
Sold	786,936	$ 8,075,827	732,880	$ 7,411,245
Issued in reinvestment of distributions	16,324	169,086	31,336	314,429
Redeemed	(376,276)	(3,872,804)	(570,724)	(5,756,889)
	426,984	4,372,109	193,492	1,968,785
Institutional Class
Issued in reinvestment of distributions	10,156	104,975	34,075	340,436
Redeemed	(95,057)	(999,984)	—	—
	(84,901)	(895,009)	34,075	340,436
A Class
Sold	1,634,791	16,769,528	2,452,010	24,549,828
Issued in reinvestment of distributions	53,327	552,063	83,368	829,500
Redeemed	(827,418)	(8,456,671)	(579,920)	(5,814,668)
	860,700	8,864,920	1,955,458	19,564,660
B Class
Sold	21,296	216,681	30,657	308,138
Issued in reinvestment of distributions	2,652	27,379	28,085	280,166
Redeemed	(96,605)	(1,012,591)	(307,950)	(3,078,229)
	(72,657)	(768,531)	(249,208)	(2,489,925)
C Class
Sold	282,075	2,899,817	471,278	4,743,805
Issued in reinvestment of distributions	7,840	80,769	33,449	333,448
Redeemed	(449,381)	(4,600,929)	(83,668)	(831,674)
	(159,466)	(1,620,343)	421,059	4,245,579
R Class
Sold	11,702	117,887	46	473
Issued in reinvestment of distributions	3,126	32,194	29,874	298,199
Redeemed	(198,530)	(2,042,301)	(200,502)	(2,000,005)
	(183,702)	(1,892,220)	(170,582)	(1,701,333)
Net increase (decrease)	786,958	$ 8,060,926	2,184,294	$21,928,202

5. Securities Lending

As of September 30, 2009, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

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6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of September 30, 2009.

	Level 1	Level 2	Level 3

Short Duration
Investment Securities
Corporate Bonds	—	$ 44,537,423	—
U.S. Treasury Securities	—	41,095,345	—
U.S. Government Agency Securities and Equivalents	—	30,309,768	—
Commercial Mortgage-Backed Securities	—	5,739,310	—
Collateralized Mortgage Obligations	—	3,737,616	—
U.S. Government Agency Mortgage-Backed Securities	—	2,125,430	—
Municipal Securities	—	1,049,070	—
Asset-Backed Securities	—	276,481	—
Temporary Cash Investments	$429,415	2,854,000	—
Total Value of Investment Securities	$429,415	$131,724,443	—

Other Financial Instruments
Futures Contracts	$(13,639)	—	—
Swap Agreements	—	$33,389	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(13,639)	$33,389	—

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	Level 1	Level 2	Level 3

Core Plus
Investment Securities
Corporate Bonds	—	$23,111,120	—
U.S. Government Agency Mortgage-Backed Securities	—	19,103,855	—
U.S. Treasury Securities	—	7,745,036	—
U.S. Government Agency Securities and Equivalents	—	3,431,728	—
Collateralized Mortgage Obligations	—	2,556,131	—
Commercial Mortgage-Backed Securities	—	2,394,125	—
Municipal Securities	—	1,191,749	—
Sovereign Governments & Agencies	—	1,106,748	—
Asset-Backed Securities	—	296,388	—
Temporary Cash Investments	—	5,384,000	—
Total Value of Investment Securities	—	$66,320,880	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$ 2,718	—
Swap Agreements	—	83,980	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	—	$86,698	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended September 30, 2009, the funds participated in credit default swap agreements to buy and sell protection.

Interest Rate Risk — Short Duration is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures

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contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended September 30, 2009, the fund purchased and sold futures contracts.

Foreign Currency Risk — Core Plus is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended September 30, 2009, the fund participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value

Short Duration
Credit Risk	Receivable for swap	—	Payable for swap agreements,	$13,286
	agreements, at value		at value
Interest Rate Risk	Receivable for variation	—	Payable for variation margin	1,719
	margin on futures contracts		on futures contracts
		—		$15,005

Core Plus
Credit Risk	Receivable for swap	$6,072	Payable for swap agreements,	$31,001
	agreements, at value		at value
Foreign Currency Risk	Receivable for forward foreign	2,718	Payable for forward foreign	—
	currency exchange contracts		currency exchange contracts
		$8,790		$31,001

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Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type	Location on		Location on
of Derivative	Statement of Operations		Statement of Operations

Short Duration
Credit Risk	Net realized gain (loss) on	$(7,692)	Change in net unrealized	$ 59,537
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Interest Rate Risk	Net realized gain (loss) on	10,245	Change in net unrealized	(30,715)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$ 2,553		$ 28,822

Core Plus
Credit Risk	Net realized gain (loss) on	$(18,368)	Change in net unrealized	$128,349
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Foreign Currency Risk	Net realized gain (loss) on	—	Change in net unrealized	2,718
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
		$(18,368)		$131,067

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of each fund’s typical volume.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2009, the funds did not utilize the program.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

	Short Duration	Core Plus
Federal tax cost of investments	$129,755,288	$63,676,850
Gross tax appreciation of investments	$2,510,078	$2,948,041
Gross tax depreciation of investments	(111,508)	(304,011)
Net tax appreciation (depreciation) of investments	$2,398,570	$2,644,030

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Core Plus had a capital loss deferral of $(140,573) which represents net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

Short Duration

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.12	0.29	0.45	0.15
Net Realized and Unrealized Gain (Loss)	0.21	0.14	0.25	—(4)
Total From Investment Operations	0.33	0.43	0.70	0.15
Distributions
From Net Investment Income	(0.12)	(0.35)	(0.44)	(0.15)
From Net Realized Gains	—	(0.08)	—	—
Total Distributions	(0.12)	(0.43)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.47	$10.26	$10.26	$10.00

Total Return(5)	3.28%	4.29%	7.17%	1.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.62%(6)	0.62%	0.62%	0.62%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.34%(6)	2.90%	4.42%	4.48%(6)
Portfolio Turnover Rate	57%	182%	113%	157%
Net Assets, End of Period (in thousands)	$41,841	$14,083	$2,301	$1,700
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

48

Short Duration

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.13	0.37	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.22	0.08	0.25	—(4)
Total From Investment Operations	0.35	0.45	0.72	0.15
Distributions
From Net Investment Income	(0.14)	(0.37)	(0.46)	(0.15)
From Net Realized Gains	—	(0.08)	—	—
Total Distributions	(0.14)	(0.45)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.47	$10.26	$10.26	$10.00

Total Return(5)	3.38%	4.49%	7.38%	1.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.42%(6)	0.42%	0.42%	0.42%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.54%(6)	3.10%	4.62%	4.68%(6)
Portfolio Turnover Rate	57%	182%	113%	157%
Net Assets, End of Period (in thousands)	$432	$84	$1,818	$1,693
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

49

Short Duration

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.11	0.26	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.21	0.15	0.25	—(4)
Total From Investment Operations	0.32	0.41	0.67	0.14
Distributions
From Net Investment Income	(0.11)	(0.33)	(0.41)	(0.14)
From Net Realized Gains	—	(0.08)	—	—
Total Distributions	(0.11)	(0.41)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.47	$10.26	$10.26	$10.00

Total Return(5)	3.15%	4.03%	6.91%	1.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.87%(6)	0.87%	0.87%	0.87%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.09%(6)	2.65%	4.17%	4.23%(6)
Portfolio Turnover Rate	57%	182%	113%	157%
Net Assets, End of Period (in thousands)	$77,746	$61,314	$4,559	$1,690
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

50

Short Duration

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07	0.27	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.20	0.06	0.25	—(4)
Total From Investment Operations	0.27	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.07)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	—	(0.08)	—	—
Total Distributions	(0.07)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.46	$10.26	$10.26	$10.00

Total Return(5)	2.67%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.62%(6)	1.62%	1.62%	1.62%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.34%(6)	1.90%	3.42%	3.48%(6)
Portfolio Turnover Rate	57%	182%	113%	157%
Net Assets, End of Period (in thousands)	$1,226	$1,075	$1,834	$1,686
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

51

Short Duration

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07	0.21	0.34	0.11
Net Realized and Unrealized Gain (Loss)	0.21	0.12	0.26	—(4)
Total From Investment Operations	0.28	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.07)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	—	(0.08)	—	—
Total Distributions	(0.07)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.47	$10.26	$10.26	$10.00

Total Return(5)	2.77%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.62%(6)	1.62%	1.62%	1.62%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.34%(6)	1.90%	3.42%	3.48%(6)
Portfolio Turnover Rate	57%	182%	113%	157%
Net Assets, End of Period (in thousands)	$16,724	$10,042	$3,006	$1,686
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

52

Short Duration

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.09	0.33	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.22	0.05	0.25	—(4)
Total From Investment Operations	0.31	0.38	0.65	0.13
Distributions
From Net Investment Income	(0.10)	(0.30)	(0.39)	(0.13)
From Net Realized Gains	—	(0.08)	—	—
Total Distributions	(0.10)	(0.38)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.47	$10.26	$10.26	$10.00

Total Return(5)	3.03%	3.77%	6.64%	1.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.12%(6)	1.12%	1.12%	1.12%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.84%(6)	2.40%	3.92%	3.98%(6)
Portfolio Turnover Rate	57%	182%	113%	157%
Net Assets, End of Period (in thousands)	$264	$61	$1,801	$1,689
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4) Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

53

Core Plus

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.20	0.43	0.45	0.14
Net Realized and Unrealized Gain (Loss)	0.52	(0.12)	0.51	(0.03)
Total From Investment Operations	0.72	0.31	0.96	0.11
Distributions
From Net Investment Income	(0.21)	(0.50)	(0.44)	(0.15)
From Net Realized Gains	—	(0.22)	—	—
Total Distributions	(0.21)	(0.72)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.58	$10.07	$10.48	$9.96

Total Return(4)	7.22%	3.28%	9.88%	1.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.67%(5)	0.67%	0.67%	0.67%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.86%(5)	4.17%	4.46%	4.44%(5)
Portfolio Turnover Rate	84%	255%	232%	133%
Net Assets, End of Period (in thousands)	$12,448	$7,555	$5,830	$4,211
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

54

Core Plus

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.21	0.45	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.51	(0.12)	0.51	(0.04)
Total From Investment Operations	0.72	0.33	0.98	0.11
Distributions
From Net Investment Income	(0.22)	(0.52)	(0.46)	(0.15)
From Net Realized Gains	—	(0.22)	—	—
Total Distributions	(0.22)	(0.74)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.57	$10.07	$10.48	$9.96

Total Return(4)	7.22%	3.48%	10.10%	1.11%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.47%(5)	0.47%	0.47%	0.47%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.06%(5)	4.37%	4.66%	4.64%(5)
Portfolio Turnover Rate	84%	255%	232%	133%
Net Assets, End of Period (in thousands)	$4,144	$4,802	$4,638	$4,214
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

55

Core Plus

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.19	0.39	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.51	(0.10)	0.51	(0.04)
Total From Investment Operations	0.70	0.29	0.93	0.10
Distributions
From Net Investment Income	(0.20)	(0.48)	(0.41)	(0.14)
From Net Realized Gains	—	(0.22)	—	—
Total Distributions	(0.20)	(0.70)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.57	$10.07	$10.48	$9.96

Total Return(4)	6.98%	3.02%	9.61%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.92%(5)	0.92%	0.92%	0.92%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.61%(5)	3.92%	4.21%	4.19%(5)
Portfolio Turnover Rate	84%	255%	232%	133%
Net Assets, End of Period (in thousands)	$36,257	$25,863	$6,415	$4,207
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

56

Core Plus

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.15	0.33	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.51	(0.12)	0.51	(0.04)
Total From Investment Operations	0.66	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.16)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	—	(0.22)	—	—
Total Distributions	(0.16)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.57	$10.07	$10.48	$9.96

Total Return(4)	6.59%	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.67%(5)	1.67%	1.67%	1.67%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.86%(5)	3.17%	3.46%	3.44%(5)
Portfolio Turnover Rate	84%	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,254	$1,926	$4,614	$4,197
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

57

Core Plus

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.15	0.32	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.51	(0.11)	0.51	(0.04)
Total From Investment Operations	0.66	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.16)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	—	(0.22)	—	—
Total Distributions	(0.16)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.57	$10.07	$10.48	$9.96

Total Return(4)	6.59%	2.25%	8.00%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.67%(5)	1.67%	1.67%	1.67%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.86%(5)	3.17%	3.46%	3.44%(5)
Portfolio Turnover Rate	84%	255%	232%	133%
Net Assets, End of Period (in thousands)	$8,897	$10,080	$6,074	$4,197
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

58

Core Plus

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.17	0.38	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.51	(0.12)	0.51	(0.04)
Total From Investment Operations	0.68	0.26	0.91	0.09
Distributions
From Net Investment Income	(0.18)	(0.45)	(0.39)	(0.13)
From Net Realized Gains	—	(0.22)	—	—
Total Distributions	(0.18)	(0.67)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.57	$10.07	$10.48	$9.96

Total Return(4)	6.85%	2.76%	9.34%	0.88%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.17%(5)	1.17%	1.17%	1.17%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.36%(5)	3.67%	3.96%	3.94%(5)
Portfolio Turnover Rate	84%	255%	232%	133%
Net Assets, End of Period (in thousands)	$892	$2,699	$4,595	$4,204
(1) Six months ended September 30, 2009 (unaudited).
(2) November 30, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

59

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Short Duration and Core Plus (the “funds”) and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the funds;

• the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning each fund to the cost of owning a similar fund;

• data comparing each fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of each fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund invest-ment management clients of the advisor; and

60

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the funds, and potential sharing of economies of scale in connection with the management of the funds.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew each fund’s management agreement under the terms ultimately determined by the board to be appropriate, the Directors based their decision on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of fund portfolios

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

61

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage each fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for each fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Short Duration’s performance for the one-year period was above the median for its benchmark. Core Plus’s performance fell below the median for its peer group for the one-year period during the past year. The board discussed Core Plus’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund.

Shareholder and Other Services. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

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Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing each fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the funds. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of each fund specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. Each fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee

63

cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of Short Duration was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Core Plus was slightly above the median of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of each fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between each fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Government/Corporate 1- to 3-Year Index is a market-capitalization-weighted index that includes fixed-rate government and corporate issues with maturities between one and three years.

The Citigroup High-Yield Cash-Pay Index is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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Notes

67

Notes

68

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66867N

ITEM 2. CODE OF ETHICS.
Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Not applicable for semiannual report filings.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 27, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 27, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 27, 2009